Exhibit 4.9

EXECUTION VERSION

SECOND AMENDED AND RESTATED
GUARANTEE AND COLLATERAL AGREEMENT

SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 31, 2018 between Dex Media Holdings, Inc., a Delaware corporation (“Holdings”), Dex Media, Inc., a Delaware corporation (the “Borrower”) and each entity, if any, that becomes a “Subsidiary Guarantor” hereunder as contemplated by Section 7.12 (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with Holdings, collectively, the “Guarantors”, and the Guarantors together with the Borrower, collectively, the “Obligors”), and Wilmington Trust, National Association, as administrative agent for the parties defined as “Lenders” under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent, among others, are parties to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made and will make certain financial accommodations for the Borrower;

WHEREAS, the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent are parties to that certain Amended and Restated Guarantee and Collateral Agreement, dated as of June 30, 2017 (as in effect immediately prior to the effectiveness hereof, the “Existing Guarantee and Collateral Agreement”), pursuant to which, among other things, (i) the Subsidiary Guarantors party thereto guaranteed the Guaranteed Obligations (as defined therein) and (ii) the Obligors, as defined thereunder, granted a security interest in the Collateral described in the Existing Guarantee and Collateral Agreement as security for the Secured Obligations (as defined therein);

WHEREAS, the Borrower is a member of an affiliated group of Persons that includes Holdings and the Subsidiary Guarantors;

WHEREAS, Holdings and each Subsidiary Guarantor will derive substantial direct and indirect benefits from the Credit Agreement (which benefits are hereby acknowledged by Holdings and each Subsidiary Guarantor);

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that Holdings, the Borrower and each Subsidiary Guarantor shall have executed and delivered this Agreement (as hereinafter defined) to the Administrative Agent; and

WHEREAS, to induce the Lenders to enter into the Credit Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors have agreed, subject to the terms hereof, to guarantee the Guaranteed Obligations (as hereinafter defined) and the Obligors have agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined).

ACCORDINGLY, in consideration of the agreements set forth herein and in the Credit Agreement, the parties hereto agree that the Existing Guarantee and Collateral Agreement shall be and is hereby amended and restated in its entirety as follows:

Section 1.   Definitions, Etc.

1.01         Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Farm Products”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Manufactured Home”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Supporting Obligation” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Entitlement Holder”, “Financial Asset”, “Instruction”, “Securities Account”, “Security”, “Security Certificate”, “Security Entitlement” and “Uncertificated Security” have the respective meanings set forth in Article 8 of the NYUCC.

1.02         Additional Definitions. In addition, as used herein, in addition to the terms defined in the preamble hereto:

“Agreement” means this Second Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit, purchase or debit card, electronic funds transfer and other cash management arrangements, and to which Holdings or any of its Subsidiaries is a party.

“Cash Management Bank” means (a) any Lender or Affiliate of a Lender that is party to a Cash Management Agreement, (b) any financial institution that is party to a Cash Management Agreement that was a Lender or Affiliate of a Lender on the Closing Date, and (c) any other bank or financial institution that provides services under a Cash Management Agreement that has been designated in writing by the Borrower to the Administrative Agent as a “Cash Management Bank”.

“Cash Management Obligation” means any obligation owed by Holdings or any Subsidiary thereof under any Cash Management Agreement to a Cash Management Bank.

“Collateral” has the meaning assigned to such term in Section 4.

“Collateral Account” has the meaning assigned to such term in Section 5.01.

“Contract” means all written contracts and agreements between any Obligor and any other Person (in each case, whether third party or intercompany) as the same may be amended, extended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, including (i) all rights of any Obligor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Obligor to damages arising thereunder and (iv) all rights of any Obligor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder.

“Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Annex 3.

“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto.

“Excluded Accounts” has the meaning assigned to such term in Section 5.

“Excluded Collateral” has the meaning assigned to such term in Section 4.

“Foreign Subsidiary” means (i) a Subsidiary organized under the laws of a jurisdiction located outside the United States of America or (ii) a Subsidiary of any Person described in the foregoing clause (i).

“Government Contract” means any Contract of an Obligor with any governmental authority.

“Government Receivable” means any Receivable of an Obligor pursuant to or in connection with a Government Contract.

“Guaranteed Obligations” has the meaning assigned to such term in Section 2.01.

“Initial Pledged Shares” means the Shares of each Issuer beneficially owned by any Obligor on the date hereof and identified in Annex 2 (Part A).

“Insurance” means all property and casualty insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof).

“Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) intellectual property rights in all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) intellectual property rights in all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) intellectual property rights in all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and (f) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.

“Issuers” means, collectively, (a) the respective Persons identified on Annex 2 (Part A) under the caption “Issuer”, (b) any other Person that shall at any time be a Subsidiary of any Obligor, and (c) the issuer of any equity securities hereafter owned by any Obligor.

“Margin Stock” has the meaning assigned to such term in Regulation U of the Board of Governors of the Federal Reserve System of the United States as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Motor Vehicles” means motor vehicles, tractors, trailers and other like property, if the title thereto is governed by a certificate of title or ownership.

“NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified in Annex 3, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.

“Patents” means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world.

“Pledged Shares” means, collectively, (i) the Initial Pledged Shares and (ii) all other Shares of any Issuer now or hereafter owned by any Obligor, which are required to be Pledged hereunder pursuant to the terms hereof, together in each case with (a) all certificates representing the same, (b) all Shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (c) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Shares of any successor entity of any such merger or consolidation.

“Receivable” means all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Secured Parties” means, collectively, the Lenders, the Cash Management Banks, any Secured Swap Provider and the Administrative Agent, any other holder from time to time of any of the Secured Obligations and, in each case, their respective successors and permitted assigns.

“Secured Obligations” means, collectively, (a) in the case of the Borrower, all Obligations of the Borrower under the Loan Documents and (b) in the case of the Guarantors, all obligations of the Guarantors in respect of their guarantee under Section 2 and other obligations of the Guarantors under the Loan Documents, (c) in the case of each of the foregoing, including all interest thereon and expenses related thereto, in each case, to the extent required to be paid by the Obligors pursuant to the express terms of this Agreement or any other Loan Document, including any interest, fees, premium or expenses accruing or arising after the commencement of any case with respect to the Borrower under the Bankruptcy Code or any other bankruptcy or insolvency law (whether or not such interest, fees, premium or expenses are enforceable, allowed or allowable as a claim in whole or in part in such case), (d) the Cash Management Obligations and (e) the Secured Swap Obligations.

“Secured Swap Obligations” means, any obligations owed by an Obligor to a Secured Swap Provider under a Specified Swap Agreement; provided that the Secured Swap Obligations shall not include any Excluded Swap Obligations.

“Secured Swap Provider” means a Person with whom an Obligor has entered into a Specified Swap Agreement arranged by any Lender or any Affiliate of a Lender and any assignee thereof which is a Lender or Affiliate of a Lender.

“Shares” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Specified Swap Agreement” means any Swap Agreement entered into by an Obligor provided or arranged by any Person who was a Lender or an Affiliate of a Lender at the time such Swap Agreement was entered into.

“Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified in Annex 3, together, in each case, with the goodwill of the business and product lines connected with the use of, and symbolized by, each such Trademark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

“Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world.

1.03        Terms Generally. Terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in the Credit Agreement), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Annexes shall be construed to refer to Sections of, and Exhibits and Annexes to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, supplemented or otherwise modified from time to time, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including” and (h) references to days, months, quarters and years refer to calendar days, months, quarters and years, respectively.

Section 2.  Guarantee.

2.01        The Guarantee. The Guarantors hereby jointly and severally guarantee to each of the Secured Parties and their respective successors and permitted assigns (a) the Obligations, (b) any Secured Swap Obligations and (c) any Cash Management Obligations (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise, including amounts that would become due but for the operation of the automatic stay under the Bankruptcy Code) any of the Guaranteed Obligations strictly in accordance with the terms of any document or agreement evidencing any such Guaranteed Obligations, including in the amounts, in the currency and at the place expressly agreed to thereunder, irrespective of and without giving effect to any law, order, decree or regulation in effect from time to time of the jurisdiction where the Borrower, any Guarantor or any other Person obligated on any such Guaranteed Obligations is located, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full in cash when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2.02        Obligations Unconditional. Guaranteed Obligations of the Guarantors under Section 2.01 are primary, absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Obligations of the Borrower under the Credit Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the defense of payment in full of the Obligations), it being the intent of this Section 2.02 that the Guaranteed Obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances and shall apply to any and all Guaranteed Obligations now existing or in the future arising. Without limiting the foregoing, each Guarantor agrees that:

(a)           Guarantee Absolute. The occurrence of any one or more of the following shall not affect the enforceability of this Agreement in accordance with its terms or affect, limit, reduce, discharge or terminate the liability of the Guarantors hereunder, or the rights, remedies, powers and privileges of any of the Secured Parties, under this Agreement:

(i)            at any time or from time to time, without notice to the Guarantors, the time, place or manner for any performance of or compliance with any of the Guaranteed Obligations shall be amended or extended, or such performance or compliance shall be waived;

(ii)          any of the acts mentioned in any of the provisions of the Credit Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;

(iii)        the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(iv)         any lien or security interest granted to, or in favor of, any Secured Parties as security for any of the Guaranteed Obligations shall be released or shall fail to be perfected;

(v)          any application by any of the Secured Parties of the proceeds of any other guaranty of or insurance for any of the Guaranteed Obligations to the payment of any of the Guaranteed Obligations;

(vi)          any settlement, compromise, release, liquidation or enforcement by any of the Secured Parties of any of the Guaranteed Obligations;

(vii)        the giving by any of the Secured Parties of any consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of, the Borrower or any other Person, or to any disposition of any Shares by the Borrower or any other Person;

(viii)       any proceeding by any of the Secured Parties against the Borrower or any other Person or in respect of any collateral for any of the Guaranteed Obligations, or the exercise by any of the Secured Parties of any of their rights, remedies, powers and privileges under the Loan Documents, regardless of whether any of the Secured Parties shall have proceeded against or exhausted any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Agreement;

(ix)         the entering into any other transaction or business dealings with the Borrower or any other Person; or

(ix)          any combination of the foregoing.

(b)           Waiver of Defenses. The enforceability of this Agreement and the liability of the Guarantors and the rights, remedies, powers and privileges of the Secured Parties under this Agreement shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:

(i)            the illegality, invalidity or unenforceability of any of the Guaranteed Obligations, any Loan Document or any other agreement or instrument whatsoever relating to any of the Guaranteed Obligations;

(ii)           any disability or other defense with respect to any of the Guaranteed Obligations, including the effect of any statute of limitations, that may bar the enforcement thereof or the obligations of such Guarantor relating thereto;

(iii)          the illegality, invalidity or unenforceability of any other guaranty of or insurance for any of the Guaranteed Obligations or any lack of perfection or continuing perfection or failure of the priority of any Lien on any collateral for any of the Guaranteed Obligations;

(iv)          the cessation, for any cause whatsoever, of the liability of the Borrower or any Guarantor with respect to any of the Guaranteed Obligations;

(v)           any failure of any of the Secured Parties to marshal assets, to exhaust any collateral for any of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower or any other Person, or to take any action whatsoever to mitigate or reduce the liability of any Guarantor under this Agreement, the Secured Parties being under no obligation to take any such action notwithstanding the fact that any of the Guaranteed Obligations may be due and payable and that the Borrower may be in default of its obligations under any Loan Document;

(vi)         any counterclaim, set-off or other claim which the Borrower or any Guarantor has or claims with respect to any of the Guaranteed Obligations;

(vii)        any failure of any of the Secured Parties to file or enforce a claim in any bankruptcy, insolvency, reorganization or other proceeding with respect to any Person;

(viii)        any bankruptcy, insolvency, reorganization, winding-up or adjustment of debts, or appointment of a custodian, liquidator or the like of it, or similar proceedings commenced by or against the Borrower or any other Person, including any discharge of, or bar, stay or injunction against collecting, any of the Guaranteed Obligations (or any interest on any of the Guaranteed Obligations) in or as a result of any such proceeding;

(ix)          any action taken by any of the Secured Parties that is authorized by this Section 2.02 or otherwise in this Agreement or by any other provision of any Loan Document, or any omission to take any such action; and

(xi)        any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the defense of payment in full of the Obligations).

(c)           Waiver of Set-off and Counterclaim, Etc. Each Guarantor expressly waives, to the fullest extent permitted by law, for the benefit of each of the Secured Parties, any right of set-off and counterclaim with respect to payment of its obligations hereunder, and all diligence, presentment, demand for payment or performance, notice of nonpayment or nonperformance, protest, notice of protest, notice of dishonor and all other notices or demands whatsoever, and any requirement that any of the Secured Parties exhaust any right, remedy, power or privilege or proceed against the Borrower under the Credit Agreement or any other Loan Document or any other agreement or instrument referred to herein or therein, or against any other Person, and all notices of acceptance of this Agreement or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. Each Guarantor further expressly waives the benefit of any and all statutes of limitation, to the fullest extent permitted by applicable law.

(d)           Other Waivers. Each Guarantor expressly waives, to the fullest extent permitted by law, for the benefit of each of the Secured Parties, any right to which it may be entitled:

(i)          that the assets of the Borrower first be used, depleted and/or applied in satisfaction of the Guaranteed Obligations prior to any amounts being claimed from or paid by such Guarantor;

(ii)         to require that the Borrower be sued and all claims against the Borrower be completed prior to an action or proceeding being initiated against such Guarantor; and

(iii)        to have its obligations hereunder be divided among the Guarantors, such that each Guarantor’s obligation would be less than the full amount claimed.

2.03        Reinstatement. The obligations of the Guarantors under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Guarantor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, insolvency or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Secured Parties on demand for all reasonable and documented out-of-pocket costs and expenses (including fees of counsel) incurred by the Secured Parties in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law; provided that such indemnity shall not, as to any Secured Party, be available to the extent that such cost and expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Secured Party.

2.04        Subrogation. The Guarantors hereby jointly and severally agree that until Payment in Full of the Obligations and the expiration and termination of the Commitments of the Lenders under the Credit Agreement, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 2.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. All rights and claims arising under this Section 2.04 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor as to any payment on account of the Guaranteed Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of the Obligations (other than contingent indemnification obligations for which no claim has been made). Until the Payment in Full of the Obligations, no Guarantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the Person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Guarantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

2.05         Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under the Credit Agreement may be declared to be forthwith due and payable as provided in the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided therein) for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 2.01.

2.06         Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Section 2 constitutes an instrument for the payment of money, and consents and agrees that any Secured Party, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York Civil Practice Law and Rules Section 3213.

2.07         Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee and is a guaranty of payment and not merely of collection, and shall apply to all Guaranteed Obligations whenever arising.

2.08         Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, then each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 2.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 2 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until Payment in Full of all such Obligations.

For purposes of this Section 2.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate fair saleable value of all properties of such Guarantor (excluding any Shares of stock or other equity interest of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of the Borrower and all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder and under the other Loan Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Closing Date, as of the Closing Date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

2.09        General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 2.01 would otherwise, taking into account the provisions of Section 2.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under this Section 2.09 without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

2.10         Indemnity by Borrower. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 2.04), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part the Guaranteed Obligations, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

2.11         Payments. All payments by each Guarantor under this Agreement shall be made in Dollars, in immediately available funds, without deduction, setoff or counterclaim, to the Administrative Agent in the manner specified in the Credit Agreement (including Section 2.12 thereof as it relates to taxes) or as shall otherwise be specified by the Administrative Agent.

Section 3.   Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent for the benefit of the Secured Parties that:

3.01        Non-Reliance. In executing and delivering this Agreement, such Obligor has (i) without reliance on the Administrative Agent or any Lender, or any information received from the Administrative Agent or any Lender, and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and of the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Guaranteed Obligations, (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower, (iii) has full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents and (iv) not relied and will not rely upon any representations or warranties of the Administrative Agent or any Lender not embodied herein or any acts heretofore or hereafter taken by the Administrative Agent or any Lender (including any review by the Administrative Agent or any Lender of the affairs of the Borrower).

3.02         Title. Each Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 4 and no Lien exists upon the Collateral (and no right or option to acquire the same exists in favor of any other Person), other than (a) the security interest created or provided for herein, which security interest constitutes, to the extent required by the Intercreditor Agreement, a valid first and prior perfected (with respect to Intellectual Property, if and to the extent required to be perfected pursuant to this Agreement) Lien on the Collateral (subject to Liens permitted by Section 6.02 of the Credit Agreement), and (b) the Liens expressly permitted by Section 6.02 of the Credit Agreement.

3.03        Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Obligor as of the date hereof are correctly set forth in Annex 1. Said Annex 1 also correctly specifies for any Obligor that is not a registered organization or is not organized under any State of the United States, (a) the place of business of each Obligor or, if such Obligor has more than one place of business, the location of the chief executive office of such Obligor, or if such Obligor is an individual, the principal residence of such Obligor and (b) each location where any financing statement naming any Obligor as debtor which has not been terminated is currently on file.

3.04        [Reserved]

3.05        Pledged Shares. The Initial Pledged Shares constitute (a) 100% of the issued and outstanding Shares of each Issuer (other than a Foreign Subsidiary) beneficially owned by such Obligor on the date hereof (other than any Shares held in a Securities Account referred to in Annex 4), whether or not registered in the name of such Obligor and (b) in the case of each Issuer that is a Foreign Subsidiary directly owned by an Obligor, (i) 65% of the issued and outstanding Shares of voting stock of such Issuer and (ii) 100% of all other issued and outstanding non-voting Shares of whatever class of such Issuer beneficially owned by such Obligor on the date hereof, in each case, whether or not registered in the name of such Obligor. Annex 2 (Part A) correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Shares and (in the case of any corporate Issuer) the respective class and par value of such Shares, whether such Shares are certificated and the respective number of such Shares (and registered owner thereof) represented by each such certificate.

The Initial Pledged Shares are, and all other Pledged Shares in which such Obligor shall hereafter grant a security interest pursuant to Section 4 will be, (i) duly authorized, validly existing, fully paid and non-assessable (in the case of any Shares issued by a corporation) and (ii) duly issued and outstanding (in the case of any Shares in any other entity), and none of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational instrument of the respective Issuer thereof, upon the transfer of such Pledged Shares (except for any such restriction contained herein or in the Loan Documents, or under such organizational instruments).

Subject to the Intercreditor Agreement and Section 5.14 of the Credit Agreement, all certificates, agreements or instruments representing or evidencing the Pledge Shares in existence on the date hereof have been delivered to the Administrative Agent in a suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and (assuming continuing possession by the Administrative Agent of all such Pledged Shares) the Administrative Agent has a perfected first priority security interest therein to the extent required by the Intercreditor Agreement (subject to Liens permitted by Section 6.02 of the Credit Agreement).

3.06         Promissory Notes, Instruments and Tangible Chattel Paper. Annex 2 (Part B) sets forth a complete and correct list of all Promissory Notes (including any intercompany notes), Instruments and Tangible Chattel Paper held by any Obligor on the date hereof having an aggregate principal amount in excess of $500,000.

3.07        Intellectual Property. Annex 3, set forth under the name of such Obligor a complete and correct list of all Patents, Trademarks and material Copyrights, owned by such Obligor on the date hereof (or, in the case of any supplement to said Annex 3, effecting a pledge thereof, as of the date of such supplement).

Except pursuant to Intellectual Property licenses and other Intellectual Property user agreements entered into by such Obligor in the ordinary course of business, such Obligor has done nothing to authorize or enable any other Person to use any material Copyright, Patent or Trademark listed in said Annex 3 (as so supplemented) and all material registrations listed in said Annex 3 (as so supplemented) are, except as noted therein, in full force and effect.

To such Obligor’s knowledge, (i) except as set forth in said Annex 3 (as supplemented by any supplement effecting a pledge thereof), there is no infringement by others of any right of such Obligor with respect to any Copyright, Patent or Trademark listed in said Annex 3 (as so supplemented), respectively, and (ii) such Obligor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person and no litigation alleging such infringement are currently pending against such Obligor before any court, and no written claim against such Obligor has been received by such Obligor in the past year, alleging any such violation, except as may be set forth in said Annex 3 (as so supplemented).

Except as set forth on Annex 3, such Obligor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

3.08         Deposit Accounts, Securities Accounts and Commodity Accounts. Annex 4 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts of the Obligors on the date hereof.

3.09         Commercial Tort Claims. Annex 5 sets forth a complete and correct list of all commercial tort claims of the Obligors in existence on the date hereof.

3.10         Letter-of Credit Rights. Annex 6 sets forth a complete and correct list of all letters of credit issued in favor of each Obligor, as beneficiary thereunder, on the date hereof.

3.11        Fair Labor Standards Act. Any goods now or hereafter produced by such Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance in all material respects with the requirements of the Fair Labor Standards Act, as amended.

3.12        Special Collateral. As of the date hereof, none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, (5) health care insurance receivables or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock. No material portion of the Collateral consists of Motor Vehicles or other goods subject to a certificate of title statute of any jurisdiction.

3.13         Benefit to Each Obligor. The Obligors are members of an affiliated group of Persons, and the Obligors are engaged in related businesses. The guaranty and surety obligations of each Obligor pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and each Obligor has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Obligor. Such Obligor has received at least “reasonably equivalent value” (as such phrase is used in Section 548 of the Bankruptcy Code and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Secured Obligations and under any of the Security Documents to which it is a party.

3.14        Credit Agreement Representations. Each Guarantor makes the representations and warranties set forth in Article III of the Credit Agreement as they relate to the Guarantors or to the Loan Documents to which any Guarantor is a party, each of which is hereby incorporated herein by reference, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3.14, be deemed to be a reference to such Guarantor’s knowledge.

Section 4.   Collateral. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Obligor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties as hereinafter provided a security interest in all of such Obligor’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 4 being collectively referred to herein as “Collateral”):

(a)           all Accounts, Receivables and Receivables Records;

(b)           all As-Extracted Collateral; (c) all Chattel Paper;

(d)           all Deposit Accounts; (e) all Documents;

(f)            all Equipment; (g) all Fixtures;

(h)           all General Intangibles;

(i)            all Goods not covered by the other clauses of this Section 4;

(j)            the Pledged Shares;

(k)           all Instruments, including all Promissory Notes;

(l)            all Insurance;

(m)          all Intellectual Property, all causes of action, claims and warranties in respect thereto;

(n)           all Inventory;

(o)           all Investment Property, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

(p)           all Letter-of-Credit Rights;

(q)           all Money, as defined in Section 1-201(24) of the NYUCC;

(r)            all commercial tort claims, as defined in Section 9-102(a)(13) of the NYUCC, arising out of the events described in Annex 5;

(s)           all other tangible and intangible personal property whatsoever of such Obligor; and

(t)           all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor),

IT BEING UNDERSTOOD, HOWEVER, that notwithstanding any of the other provisions set forth in this Section 4, this Agreement shall not constitute a grant of a security interest in, and the Collateral shall not include or attach to any (A) lease, license, contract, property rights or agreement to which any Obligor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Obligor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that (a) any such term would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code or other applicable law as in effect in the relevant jurisdiction, or (b) any consent or waiver has been obtained that would permit Administrative Agent’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and the foregoing exclusions of clauses (a) and (b) shall in no way be construed to limit, impair or otherwise affect Administrative Agent’s continuing security interests in and liens upon any rights or interests of any Obligor in or to (1) monies due or to become due under or in connection with any described lease, license, contract, property rights or agreement or Equity Interests (including any Accounts or Equity Interests), or (2) any proceeds from the sale, license, lease or other dispositions of any such lease, license, contract, property rights or agreement or Equity Interests), (B) assets of any Foreign Subsidiary, (C) security interest created hereby in Shares constituting voting stock of any Issuer that is a Foreign Subsidiary, except for the portion of such voting stock that does not exceed 65% of the aggregate issued and outstanding voting stock of such Issuer that is a Foreign Subsidiary directly owned by an Obligor, (D) property to the extent that the grant of a security interest therein is prohibited by any requirement of law of a Governmental Authority pursuant to such requirement of law, (E) Intellectual Property, including intent-to-use applications, solely to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intellectual property or result in the cancellation or voiding thereof, including without limitation, trademark applications filed on an intent-to-use basis, (F) Excluded Accounts, (G) any Margin Stock and (H) those assets as to which the Required Lenders and the Borrower shall reasonably determine that the costs, burdens or consequences of obtaining or perfecting such security interest are excessive in relation to the value of the security to be afforded thereby (the foregoing clauses (A) through (H), the (“Excluded Collateral”); provided, however, that Excluded Collateral shall not include any (x) asset or property which secures obligations under the ABL Credit Agreement and (y) proceeds, products, substitutions or replacements of Excluded Collateral (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Collateral). Notwithstanding the foregoing, no Obligor shall be required to take any action to perfect any security interest with respect to Motor Vehicles or assets subject to a certificate of title, to the extent that a security interest herein cannot be perfected by a Uniform Commercial Code financing statement.

Section 5.  Deposit Accounts; Security Accounts. Subject to Section 5.14 of the Credit Agreement, no Obligor shall establish or maintain a Deposit Account or a Securities Account constituting Collateral for which such Grantor has not delivered to the Administrative Agent a control agreement executed by all parties relevant thereto (each such account a “Collateral Account”); provided, that no Obligor shall be required to enter into control agreements with respect to any Deposit Account or Securities Accounts (i) used (a) solely to fund payroll, 401k and other retirement plans and employee benefits or healthcare benefits, (b) as a withholding tax, trust or fiduciary account and (ii) any other Deposit Account or Security Account that contains no greater than $500,000 individually and $1,000,000 for all accounts excluded pursuant to this clause (ii) at any time outstanding (the foregoing, “Excluded Accounts”).

Section 6.  Further Assurances; Remedies. In furtherance of the grant of the security interest pursuant to Section 4, the Obligors hereby jointly and severally agree with the Administrative Agent for the benefit of the Secured Parties as follows:

6.01         Delivery and Other Perfection. Each Obligor shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or which the Required Lenders reasonably indicate are desirable to create, preserve, perfect (with respect to intellectual property, if and to the extent required to be perfected pursuant to this Agreement), maintain the perfection of or validate the security interest granted pursuant hereto in the Collateral or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing shall:

(a)           if any of the Pledged Shares, Investment Property or Financial Assets constituting part of the Collateral are received by such Obligor, promptly (x) deliver to the Administrative Agent the certificates or instruments representing or evidencing the same (if any), duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent or Required Lenders may reasonably request, all of which thereafter shall be held by the Administrative Agent or Required Lenders, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action necessary or which the Required Lenders otherwise reasonably request to duly record or otherwise perfect the security interest created hereunder in such Collateral;

(b)           promptly from time to time deliver to the Administrative Agent any and all Instruments constituting part of the Collateral, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent or Required Lenders may reasonably request; provided, that (other than in the case of the promissory notes described in Annex 2 (Part B)), so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments received by such Obligor in the ordinary course of business and the Administrative Agent shall, promptly upon request of such Obligor (through the Borrower), make appropriate arrangements for making any Instrument delivered by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Administrative Agent, against trust receipt or like document);

(c)           to the extent otherwise required pursuant to the terms of this Agreement, promptly from time to time enter into such control agreements or consents to assignments of proceeds, each in form and substance reasonably acceptable to the Administrative Agent or Required Lenders, as may be required to perfect the security interest created hereby in any and all Deposit Accounts (other than Excluded Accounts), Investment Property (other than Excluded Accounts) and Letter-of-Credit Rights, and will promptly furnish to the Administrative Agent true copies thereof;

(d)           promptly from time to time (i) file with the United States Patent and Trademark Office, and the United States Copyright Office, any Confirmatory Grant of Security Interest in United States Intellectual Property in the form of Exhibit A hereto (the “IP Security Agreement”) required in order to perfect any Lien granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to Section 4 in United States federally registered, issued, or applied for (1) Trademark Collateral, (2) Patent Collateral or (3) Copyright Collateral and (ii) deliver to the Administrative Agent evidence of such filing(s); and

(e)           keep books and records relating to the Collateral, which are complete and accurate in all material respects, and stamp or otherwise mark such books and records in such manner as the Administrative Agent or Required Lenders may reasonably require in order to reflect the security interests granted by this Agreement.

6.02           Other Financing Statements or Control. Except as otherwise permitted under the Credit Agreement, no Obligor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Secured Parties, other than in each case with respect to Liens permitted pursuant to Section 6.02 of the Credit Agreement, or (b) cause or permit any Person other than the Administrative Agent to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

6.03            Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

6.04            Special Provisions Relating to Certain Collateral.

(a)             Pledged Shares.

(i)            The Obligors will cause the Pledged Shares to constitute at all times (1) 100% of the total number of Shares of each Issuer other than a Foreign Subsidiary then outstanding owned by the Obligors and (2) in the case of any Issuer that is a Foreign Subsidiary directly owned by an Obligor, 65% of the total number of Shares of voting stock of such Issuer and 100% of the total number of non-voting Shares then issued and outstanding owned by the Obligors.

(ii)           So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to herein or therein, provided, that the Obligors jointly and severally agree that they will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Agreement, the Loan Documents or any such other instrument or agreement, or in any manner adverse to the Lenders’ rights, remedies or interest in any of the Loan Documents; and the Administrative Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 6.04(a)(ii).

(iii)          Unless and until an Event of Default shall have occurred and be continuing, the Obligors shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Shares paid in cash out of earned surplus.

(iv)          If an Event of Default shall have occurred and be continuing, whether or not the Secured Parties or any of them exercise any available right to declare any Obligations due and payable or seek or pursue any other relief or remedy available to them under applicable law or under this Agreement, the Loan Documents or any other agreement relating to such Obligation, all dividends and other distributions on the Pledged Shares shall be paid directly to the Administrative Agent and retained by it in a Collateral Account as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent or Required Lenders shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end; provided, that if such Event of Default is cured or waived, any such dividend or distribution theretofore paid to the Administrative Agent or Required Lenders shall, upon request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent (at the direction of the Required Lenders) to the Obligors.

(v)          Each Obligor hereby expressly authorizes and instructs each Issuer of any Pledged Shares pledged hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Obligor, and such Obligor agrees that such Issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Shares directly to the Administrative Agent for the benefit of the Secured Parties.

(b)             Intellectual Property.

(i)            For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 6.05 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby grants to the Administrative Agent, to the extent licensable and effect only during such time as the Administrative Agent is so entitled to exercise such rights and remedies, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property (with respect to Trademarks, subject to reasonable quality control in favor of such Grantor) now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(ii)           Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Credit Agreement that limit the rights of the Obligors to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of business of the Obligors. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time, upon the request of the respective Obligor (through the Borrower), execute and deliver any instruments, certificates or other documents, in the form so requested, that such Obligor (through the Borrower) believes are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the Payment in Full of the Obligations or release of the Collateral, the license granted pursuant to clause (i) immediately above shall automatically terminate. The exercise of rights and remedies under Section 6.05 by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this clause (ii).

(iii)          Notwithstanding anything to the contrary contained herein or in any other Loan Document, no Obligor shall be required to make any applications or filings or take any actions to record or perfect any Lien with respect to any Intellectual Property not governed under the Laws of the United States.

(c)           Chattel Paper. The Obligors will (i) deliver to the Administrative Agent each original of each item of Chattel Paper with a value in excess of $100,000 at any time constituting part of the Collateral, and (ii) cause each such original and each copy thereof to bear a conspicuous legend, in form and substance reasonably satisfactory to the Required Lenders, indicating that such Chattel Paper is subject to the security interest granted hereby and that purchase of such Chattel Paper by a Person other than the Administrative Agent without the consent of the Administrative Agent would violate the rights of the Administrative Agent.

6.05        Remedies.

(a)           Rights and Remedies Generally upon Default. If an Event of Default shall have occurred and is continuing, the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right); and without limiting the foregoing:

(i)           upon the request of the Required Lenders, the Administrative Agent in its discretion may, in its name or in the name of any Obligor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(ii)          upon the request of the Required Lenders, the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(iii)          upon the request of the Required Lenders, the Administrative Agent may require the Obligors to notify (and each Obligor hereby authorizes the Administrative Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to the Administrative Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Administrative Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Obligor they shall be held in trust by such Obligor for the benefit of the Administrative Agent and as promptly as possible remitted or delivered to the Administrative Agent for application as provided herein);

(iv)         upon the request of the Required Lenders, the Administrative Agent may require the Obligors to assemble the Collateral at such place or places, reasonably convenient to the Administrative Agent and the Obligors, as the Administrative Agent may direct;

(v)          upon the request of the Required Lenders, the Administrative Agent may apply the Collateral Account and any money or other property therein to payment of the Secured Obligations;

(vi)         upon the request of the Required Lenders, the Administrative Agent may require the Obligors to cause the Pledged Shares to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any of such Pledged Shares are transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Obligor (through the Borrower) copies of any notices and communications received by it with respect to such Pledged Shares); and

(vii)        upon the request of the Required Lenders, the Administrative Agent may sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and the Administrative Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Proceeds of each collection, sale or other disposition under this Section 6.05, including by virtue of the exercise of any license granted to the Administrative Agent in Section 6.04(b), shall be applied in accordance with Section 6.09.

(b)        Certain Securities Act Limitations. The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable federal, foreign or state securities laws, or otherwise, the Administrative Agent may determine that a public sale is impracticable, not desirable or not commercially reasonable and may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a public sale.

(c)        Other Acts. Each Obligor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary or otherwise reasonably requested by the Administrative Agent or the Required Lenders to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 6.05 valid and binding and in compliance with all other applicable legal requirements. Each Obligor further agrees that a breach of any covenant contained in this Section 6.05 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.05 shall be specifically enforceable against such Obligor, and such Obligor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

(d)       Credit Bidding. The Administrative Agent may, upon the direction of the Required Lenders, or any Lender may purchase, in any public or private sale conducted under the provisions of the Uniform Commercial Code (including pursuant to sections 9-610 and 9-620 of the Uniform Commercial Code), the provisions of the Bankruptcy Code (including pursuant to section 363 of the Bankruptcy Code) or at any sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law, all or any portion of the Collateral. The Obligors and the Secured Parties hereby irrevocably authorize Administrative Agent, upon the written Consent of the Required Lenders, to (a) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363 of the Bankruptcy Code or any similar laws in any other jurisdictions to which a Obligor is subject, or (b) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of)

Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of Administrative Agent to credit bid and purchase at such sale or other disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of Administrative Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Secured Parties whose Secured Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Secured Obligations credit bid in relation to the aggregate amount of Secured Obligations so credit bid) in the asset or assets so purchased (or in the equity interests of the acquisition vehicle or vehicles that are used to consummate such purchase).

In connection with any such credit bid (i) the Administrative Agent (in its sole discretion) or another Secured Party (with the consent or at the direction of the Required Lenders) may form one or more acquisition vehicles and assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent (in its sole discretion) or another Secured Party (with the consent or at the direction of the Required Lenders) may adopt documents providing for the governance of the acquisition vehicle or vehicles (provided, that any actions by any Secured Party with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in the Credit Agreement), (iv) the Administrative Agent (in its sole discretion) or another Secured Party (with the consent or at the direction of the Required Lenders) on behalf of such acquisition vehicle or vehicles may issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

(e)         Notice. The Obligors agree that to the extent the Administrative Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten (10) Business Days’ notice shall be deemed to constitute reasonable prior notice.

6.06       Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 6.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations (other than contingent indemnification obligations for which no claim has been made), the Obligors shall remain liable for any deficiency.

6.07       Locations; Names, Etc. Following delivery of any notice required by Section 5.03(a) of the Credit Agreement, the relevant Obligor shall as promptly as practicable (and in any event, within 5 Business Days (or such later time as may be reasonably agreed to by the Administrative Agent) make all filings required under the UCC or other applicable law and take all other actions necessary or otherwise reasonably requested by the Administrative Agent or the Required Lenders to ensure that the Agent shall continue at all times following such change to have (subject to the Intercreditor Agreement and applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law) a valid, legal, enforceable and perfected first priority security interest in such Collateral for its benefit and the benefit of the other Secured Parties. Without at least thirty (30) days’ prior written notice to the Administrative Agent, no Obligor shall agree to or authorize any modification of the terms of any item of Collateral that would result in a change thereof from one Uniform Commercial Code category to another such category (such as from a General Intangible to Investment Property), if the effect of any such change described in this clause (iii) would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) over such item of Collateral.

6.08       Private Sale. The Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.05 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

6.09       Application of Proceeds. Subject to the Intercreditor Agreement, except as otherwise herein expressly provided and except as provided below in this Section 6.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 5 or this Section 6, shall be applied by the Administrative Agent:

First, to the payment of the costs and expenses of such collection, sale or other realization, including the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, all outstanding fees under the Agent Fee Letter, and all expenses incurred and advances made by the Administrative Agent in connection therewith as and to the extent required by Section 7.04;

Next, to the payment in full of the Secured Obligations, in each case, equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

Finally, to the payment to the respective Obligor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

6.10       Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 6 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

6.11       Perfection and Recordation. Each Obligor authorizes the Administrative Agent to file (a) Uniform Commercial Code financing statements describing the Collateral as “all assets” or “all personal property and fixtures” of such Obligor (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 4); and (b) any IP Security Agreement required in order to perfect any Lien granted pursuant to Section 4 in (1) Trademark Collateral, (2) Patent Collateral or (3) Copyright Collateral, respectively.

6.12       Termination. When all of the Obligations shall have been Paid in Full, this Agreement and all obligations (other than those expressly stated to survive the termination of this Agreement) of the Administrative Agent and each Obligor hereunder shall automatically terminate and the Liens created hereby shall automatically be released, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 6.04(b). The Administrative Agent shall also, at the expense of such Obligor, execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements, and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral as required by this Section 6.12.

6.13       Further Assurances. Each Obligor agrees that, from time to time upon the reasonable written request of the Administrative Agent or Required Lenders, such Obligor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement. Any Lien covering any asset that has been disposed of in accordance with the Credit Agreement or that has been disposed of with the consent of the Required Lenders under the Credit Agreement shall be automatically released, without delivery of any further document, and Administrative Agent shall, at the expense of the applicable Obligor, execute and deliver to such Obligor such documentation as such Obligor shall reasonably request to evidence such release.

6.14       Marshalling. The provisions of this Agreement may be enforced by the Administrative Agent from time to time against any or all of the Obligors as often as an occasion therefor may arise and without any requirement on the part of the Administrative Agent or any other Secured Party first to marshal any of its claims or to exercise any of its rights against any other Obligor or to exhaust any remedies available to it against any other Obligor or to resort to any other source or means of obtaining payment of any of the Secured Obligations or to elect any other remedy.

Section 7. Miscellaneous.

7.01       Notices. All notices, requests, consents and demands hereunder shall be in writing and delivered to the intended recipient at such address as shall be designated by such party in a notice to each other party or, in the case of the Borrower or the Administrative Agent, pursuant to Section 9.01 of the Credit Agreement. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given transmitted by telecopier, electronic transmission or personally delivered or, in the case of a mailed notice or notice sent by electronic transmission, upon receipt, in each case, given or addressed as aforesaid.

7.02       No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

7.03       Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Administrative Agent (with the consent of the Lenders as specified in Section 9.02 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Parties and each Obligor.

7.04       Expenses; Indemnification.

(a)        The Obligors jointly and severally agree to reimburse each of the Secured Parties for all reasonable and documented out-of-pocket expenses incurred by them as and to the extent required by Section 9.03(a) of the Credit Agreement and (ii) the enforcement of this Section 7.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 4.

(b)        Each Obligor agrees to pay, and to hold the Administrative Agent and each other Secured Party harmless from, any and all losses, claims, damages, liabilities and related expenses as and to the extent required by Section 9.03(b) of the Credit Agreement.

(c)        The agreements in this Section 7.04 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

7.05       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each Obligor and the Secured Parties (provided, that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Required Lenders or the Administrative Agent).

7.06       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7.07       Governing Law; Submission to Jurisdiction; Etc.

(a)        Governing Law. This Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b)        Submission to Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding to enforce its rights in the Collateral.

(c)        Waiver of Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e)         Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

7.08       WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.08       Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

7.10       Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

7.11       Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.12       Additional Subsidiary Guarantors. As contemplated by Section 5.11 of the Credit Agreement, certain Subsidiaries of Holdings formed or acquired after the date hereof, or certain other Subsidiaries not then a party hereto, may be required to become a “Guarantor” under this Agreement, by executing and delivering to the Administrative Agent a Guarantee Assumption Agreement in the form of Exhibit B hereto. Accordingly, upon the execution and delivery of any such Guarantee Assumption Agreement by any such new Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a “Guarantor” and an “Obligor” under and for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Guarantee Assumption Agreement.

7.15       Set-Off. If an Obligor shall fail to pay when due (whether at stated maturity, by acceleration or otherwise) any amount payable by it hereunder, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held (other than deposits held in any account used (a) solely to fund payroll, 401k and other retirement plans and employee benefits or healthcare benefits and (b) as a withholding tax, trust or fiduciary account) and other obligations at any time owing by such Lender or such Affiliate to or for the credit or the account of such Obligor against any and all of the obligations of such Obligor now or hereafter existing under this Agreement or any other Loan Document to which such Obligor is a party to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document to which such Obligor is a party and although such obligations of such Obligor may be unmatured or contingent or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section 7.15 are in addition to other rights and remedies (including other rights of set-off) that such Lender and its Affiliates may have.

7.16.       Entire Agreement. This Agreement, the Intercreditor Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

7.17.       Intercreditor Agreement. Notwithstanding anything to the contrary herein or in any other Loan Document, (i) the security interests granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent with respect to any Collateral hereunder are subject the provisions of the Intercreditor Agreement then in effect, (ii) the delivery of any Collateral to the ABL Agent (as defined in the Intercreditor Agreement) pursuant to the Intercreditor Agreement shall satisfy any obligation of any Obligor under any Loan Document to deliver any such Collateral to the Administrative Agent and (iii) in the event of any conflict between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern and control.

7.18.       Effect of Amendment and Restatement. As of the date hereof, this Agreement shall amend, and restate as amended, the Existing Guarantee and Collateral Agreement, but shall not constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to the grant of security and representations and warranties made thereunder), except as such rights or obligations have been expanded hereby. The Existing Guarantee and Collateral Agreement as amended and restated hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Existing Guarantee and Collateral Agreement not amended and restated in connection with the entry of the parties into this Agreement shall remain in full force and effect, each in accordance with its terms, as of the date of delivery or such other date as contemplated by such document, instrument or agreement to the same extent as if the modifications to the Existing Guarantee and Collateral Agreement contained herein were set forth in an amendment to the Existing Guarantee and Collateral Agreement in a customary form, unless such document, instrument or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement, the Existing Guarantee and Collateral Agreement or such document, instrument or agreement or as otherwise agreed by the required parties hereto or thereto. For the avoidance of doubt, the parties are entering into this Agreement in order to expand the collateral granted under the Existing Guarantee and Collateral Agreement and nothing in this Agreement shall (or shall be deemed to) invalidate or otherwise adversely affect in any manner any existing grant made under the Existing Guarantee and Collateral Agreement, all of which shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the day and year first above written.

DEX MEDIA HOLDINGS, INC. DEX MEDIA, INC.

By:
Name:	Nicholas Haughey
Title:	Vice President of Finance

[Signature Page to Guarantee and Collateral Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION as Administrative Agent

By:
	Name:	Jeffery Rose
	Title:	Vice President

[Signature Page to Guarantee and Collateral Agreement]

GUARANTEE AND COLLATERAL AGREEMENT

ANNEX 1

FILING DETAILS

Legal Name of Company	Type of Organization	Other legal names and dates of change	Changes in identity or corporate structure in past five years	Jurisdiction of Organization	Organizational Identification Number	Place(s) of Business
Dex Media Holdings, Inc.	Corporation	Newdex, Inc. to Dex Media, Inc. on 4/30/13 Dex Media, Inc. to Dex Media Holdings, Inc. on 12/30/16	None.	Delaware	5200389	2200 West Airfield Dr. D/FW Airport, Texas 75261
Dex Media, Inc.	Corporation	R.H. Donnelley Inc. to Dex Media, Inc. on 12/30/16	Merger Dex One Digital, Inc. with and into R.H. Donnelley Inc. on 7/29/16	Delaware	571219	2200 West Airfield Dr. D/FW Airport, Texas 75261

Annex 1 to Guarantee and Collateral Agreement

 Merger R.H. Donnelley Corporation with and into R.H. Donnelley Inc. on 7/29/2016

Merger Oliver Merger Sub LLC with and into R.H. Donnelley Inc. on 12/30/16

Merger Dex Media Service LLC with and into R.H. Donnelley Inc. on 12/30/16

Merger R.H. Donnelley APIL, Inc. into R.H. Donnelley Inc. on 12/30/16

Annex 1 to Guarantee and Collateral Agreement

Change of Name R.H. Donnelley Inc. to Dex Media, Inc. on 12/30/16

Merger Cerberus YP Blocker LLC and Cerberus YP Digital Blocker LLC with and into Dex Media, Inc, on 12/31/17

Merger YP Intermediate Holdings Corp. with and into Dex

Media Inc. on 12/31/17

Annex 1 to Guarantee and Collateral Agreement

Merger YP Holdings LLC and Print Media LLC with and into Dex Media, Inc. on 12/31/17

ACQUISITION OF EQUITY INTERESTS OR ASSETS OF AN ENTITY

Date of Acquisition	Legal Name of Entity	Entity Type of Organization	Entity Jurisdiction of Organization	Entity Organizational Identification Number
6/30/17	Cerberus YP Digital Blocker LLC, Cerberus YP Blocker LLC, YP Holdings LLC, Print Media Holdings LLC, YP Intermediate Holdings Corp., Cerberus YP Investor LLC	Each a limited liability company	Delaware	n/a

Annex 1 to Guarantee and Collateral Agreement

ANNEX 2

PLEDGED SHARES AND PROMISSORY NOTES, INSTRUMENTS
AND TANGIBLE CHATTEL PAPER

Pledged Shares

Grantor	Share Isuer	Class of Shares	Certificated (Y/N)	Share Certificate No.	Par Value	No. of Pledged Share	Percentage of Outstanding Share of the Issuer
Dex Media Holdings, Inc.	Dex Media, Inc.	Common stock	Y	6	$0.01	3000	100%

Promissory Notes

None.

Chattel Paper

None.

Annex 2 to Guarantee and Collateral Agreement

ANNEX 3

COPYRIGHTS, COPYRIGHT REGISTRATIONS AND APPLICATIONS FOR COPYRIGHT REGISTRATIONS

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Albuquerque, NM, and surrounding area, telephone directory, use through December 2003.	Text	TX0005666357	1/16/2003	Dex Media East, LLC
Rio Rancho, NM, Albuquerque west area telephone directory, use through December 2003.	Text	TX0005666047	1/16/2003	Dex Media East, LLC
Ames, IA, Story County, area, telephone directory, use through November 2003.	Text	TX0005698014	2/6/2003	Dex Media, Inc.
Bismarck, ND, Mandan yellow pages telephone directory, use through December 2003.	Text	TX0005706440	2/6/2003	Dex Media, Inc.
Boone, IA, yellow pages telephone directory, use through November 2003.	Text	TX0005697256	2/6/2003	Dex Media, Inc.
Boulder, CO, telephone directory, use through December 2003.	Text	TX0005666559	2/6/2003	Dex Media, Inc.
Brighton, FL, yellow pages telephone directory, use through Decembr 2003.	Text	TX0005697254	2/6/2003	Dex Media, Inc.
Castle Rock, CO, telephone directory, 2002-2003.	Text	TX0005706460	2/6/2003	Dex Media, Inc.
Colorado Springs, CO, and the Pikes Peak region, telephone directory, use through December 2003.	Text	TX0005690003	2/6/2003	Dex Media, Inc.
Evergreen, CO, telephone directory, use through December 2003.	Text	TX0005706469	2/6/2003	Dex Media, Inc.
Fort Collins, CO, and surrounding area, telephone directory, use through December 2003.	Text	TX0005690001	2/6/2003	Dex Media, Inc.
Glacial Lakes area, MN & SD, telephone directory, use through December 2003.	Text	TX0005706473	2/6/2003	Dex Media, Inc.
Iowa City, IA, and surrounding area yellow pages telephone directory, use through November 2003.	Text	TX0005706462	2/6/2003	Dex Media, Inc.
Laramie, WY, Rock River telephone directory, use through December 2003.	Text	TX0005706472	2/6/2003	Dex Media, Inc.
Metro Denver, CO, A-Z telephone directory, use through December 2003.	Text	TX0005690004	2/6/2003	Dex Media, Inc.
Minnesota southwest yellow pages telephone directory, use through December 2003.	Text	TX0005706439	2/6/2003	Dex Media, Inc.
Northwest suburban area, MN, telephone directory, use through February 2004.	Text	TX0005743234	5/2/2003	Dex Media, Inc.
Shenandoah, IA, Red Oak, yellow pages telephone directory, use through November 2003.	Text	TX0005697255	2/6/2003	Dex Media, Inc.
Vail, CO, Summit County, Leadville yellow pages telephone directory, use through November 2003.	Text	TX0005706461	2/6/2003	Dex Media, Inc.
Webster City, IA, Clarion, Eagle Grove yellow pages telephone directory, use through December 2003.	Text	TX0005697257	2/6/2003	Dex Media, Inc.
Webster City, IA, Clarion, Eagle Grove yellow pages telephone directory, use through December 2004.	Text	TX0006088024	4/30/2004	Dex Media, Inc.
Aberdeen, SD, telephone directory, use through September 2004.	Text	TX0005898266	2/9/2004	Dex Media, Inc.
Alamogordo, NM, telephone directory, April 2003-04.	Text	TX0005735112	4/22/2003	Dex Media, Inc.
Alamosa, CO, and surrounding area, telephone directory, use through June 2004.	Text	TX0005757251	8/13/2003	Dex Media, Inc.
Albany, OR, and surrounding area, telephone directory, use through 2004.	Text	TX0005880087	1/27/2004	Dex Media, Inc.
Albert Lea, MN, Austin, telephone directory, use through June 2004.	Text	TX0005757257	8/13/2003	Dex Media, Inc.
Albuquerque, NM, and surrounding area, telephone directory, use through 2004.	Text	TX0005880093	1/27/2004	Dex Media, Inc.
Algona, IA, Humboldt and surrounding area telephone directory, use through April 2004.	Text	TX0005716190	5/9/2003	Dex Media, Inc.
Alliance, NE, Chadron telephone directory, use through February 2004.	Text	TX0005717501	5/2/2003	Dex Media, Inc.
Ames, IA, Story county area telephone directory, use through November 2004.	Text	TX0005898264	2/9/2004	Dex Media, Inc.
Artesia, NM, Cottonwood, Hope, & others, telephone directory, use through June 2004.	Text	TX0005740709	7/3/2003	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Arvada, CO, Broomfield, Westminster telephone directory, use through June 2004.	Text	TX0005824944	8/13/2003	Dex Media, Inc.
Aspen, CO, Glenwood Springs, telephone directory, use through October 2004.	Text	TX0005902319	2/11/2004	Dex Media, Inc.
Atlantic, IA and surrounding area telephone directory, use through February 2004.	Text	TX0005714057	5/2/2003	Dex Media, Inc.
Aurora, CO, Montbello, DIA telephone directory, use through June 2004.	Text	TX0005824942	8/13/2003	Dex Media, Inc.
Belen, NM, telephone directory, use through June 2004.	Text	TX0005743939	6/12/2003	Dex Media, Inc.
Bemidji, MN, telephone directory, use through July 2004.	Text	TX0005773115	8/13/2003	Dex Media, Inc.
Billings, MT, and southeastern Montana telephone directory, use through December 2004.	Text	TX0005882543	2/18/2004	Dex Media, Inc.
Bismarck, ND, Mandan telephone directory, use through December 2004.	Text	TX0005953971	4/30/2004	Dex Media, Inc.
Boone, IA, telephone directory, use through November 2004.	Text	TX0005898267	2/9/2004	Dex Media, Inc.
Boulder, CO, telephone directory, use through December 2004.	Text	TX0005900228	2/20/2004	Dex Media, Inc.
Brainerd Lakes, MN, telephone directory, use through June 2004.	Text	TX0005812840	8/13/2003	Dex Media, Inc.
Buena Vista, CO, Fairplay-Alma, Salida, telephone directory, use through May 2004.	Text	TX0005812837	8/13/2003	Dex Media, Inc.
Buffalo, MN, Big Lake, Monticello telephone directory, use through November 2004.	Text	TX0005898260	2/11/2004	Dex Media, Inc.
Burlington, IA, Mt. Pleasant telephone directory, use through April 2004.	Text	TX0005714054	5/2/2003	Dex Media, Inc.
Canon City, CO, Florence, Hillside & others, telephone directory, use through May 2004.	Text	TX0005812838	8/13/2003	Dex Media, Inc.
Carroll, IA, Glidden, Halbur, Ralston telephone directory, use through January 2004.	Text	TX0005716191	5/9/2003	Dex Media, Inc.
Cedar Rapids, IA, and surrounding area, telephone directory, use through March 2004.	Text	TX0005745803	5/2/2003	Dex Media, Inc.
Centralia, WA, Chehalis, telephone directory, use through January 2004.	Text	TX0005893998	1/27/2004	Dex Media, Inc.
Chisholm, MN, Hibbing telephone directory, use through September 2004.	Text	TX0005898257	2/11/2004	Dex Media, Inc.
Clark County, WA, Vancouver telephone directory, use through December 2004.	Text	TX0005890152	2/18/2004	Dex Media, Inc.
Clifton, AZ, Safford, telephone directory, use through November 2004.	Text	TX0005888107	1/27/2004	Dex Media, Inc.
Clinton, IL, Camanche, Maquoketa telephone directory, use through April 2004.	Text	TX0005714052	5/2/2003	Dex Media, Inc.
Cloquet, MN, Barnum, Carlton, Moose Lake, telephone directory, use through June 2004.	Text	TX0005757258	8/13/2003	Dex Media, Inc.
Clovis, NM, Portales, telephone directory, use through March 2004.	Text	TX0005719242	4/8/2003	Dex Media, Inc.
Corvallis, OR, and surrounding area, telephone directory, use through 2004.	Text	TX0005880086	1/27/2004	Dex Media, Inc.
Council Bluffs, IA, telephone directory, use through June 2004.	Text	TX0005757256	8/13/2003	Dex Media, Inc.
Craig, CO, Steamboat Springs telephone directory, use through August 2004.	Text	TX0005900224	2/20/2004	Dex Media, Inc.
Decorah, IA, Elkader telephone directory, use through January 2004.	Text	TX0005714059	5/2/2003	Dex Media, Inc.
Denver, CO, central telephone directory, use through June 2004.	Text	TX0005824940	8/14/2003	Dex Media, Inc.
Des Moines, IA, and surrounding area telephone directory, use through November 2004.	Text	TX0005951331	4/30/2004	Dex Media, Inc.
Detroit Lakes, MN telephone directory, use through May 2004.	Text	TX0005802971	8/13/2003	Dex Media, Inc.
Dickinson, ND telephone directory, use through February 2004.	Text	TX0005714056	5/2/2003	Dex Media, Inc.
Dubuque, IA, telephone directory, use through September 2004.	Text	TX0005900226	2/20/2004	Dex Media, Inc.
Durango, CO, Cortez telephone directory, use through May 2004.	Text	TX0005802977	8/13/2003	Dex Media, Inc.
East Central Minnesota, telephone directory, use through April 2004.	Text	TX0005716192	5/9/2003	Dex Media, Inc.
Eastern Montana, telephone directory, use through December 2004.	Text	TX0005888112	1/27/2004	Dex Media, Inc.
El Paso, TX, west telephone directory, use through September 2004.	Text	TX0005825358	10/14/2003	Dex Media, Inc.
Englewood, CO, Littleton, Highlands Ranch telephone directory, use through June 2004.	Text	TX0005824943	8/13/2003	Dex Media, Inc.
Estes Park, CO, Allenspark, telephone directory, use through June 2004.	Text	TX0005757255	8/13/2003	Dex Media, Inc.
Fargo, ND, Moorhead and surrounding area, telephone directory, use through March 2004.	Text	TX0005743235	5/2/2003	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Faribault, MN, Northfield, Owatonna, Waseca telephone directory, use through October 2004.	Text	TX0005898262	2/11/2004	Dex Media, Inc.
Farmington, NM telephone directory, use through February 2004.	Text	TX0005714055	5/2/2003	Dex Media, Inc.
Fergus Falls, MN, telephone directory, use through September 2004.	Text	TX0005900223	2/20/2004	Dex Media, Inc.
Forest Lake, MN, area telephone directory, use through August 2004.	Text	TX0005906006	2/20/2004	Dex Media, Inc.
Fort Madison, IA, Keokuk, telephone directory, use through February 2004.	Text	TX0005745804	5/2/2003	Dex Media, Inc.
Fremont, NE, and surrounding area, telephone directory, use through July 2004.	Text	TX0005757253	8/13/2003	Dex Media, Inc.
Gallup, NM, Grants telephone directory, use through March 2004.	Text	TX0005698494	3/18/2003	Dex Media, Inc.
Glacial Lakes area, MN & SD, telephone directory, use through December 2004.	Text	TX0005953972	4/30/2004	Dex Media, Inc.
Glenwood, CO, Starbuck, telephone directory, use through June 2004.	Text	TX0005812839	8/13/2003	Dex Media, Inc.
Grafton, ND, and surrounding area telephone directory, use through April 2004.	Text	TX0005716188	5/9/2003	Dex Media, Inc.
Grand Forks, ND, telephone directory, use through August 2004.	Text	TX0005900219	2/20/2004	Dex Media, Inc.
Grand Island, NE, Hastings, Kearney and surrounding areas telephone directory, use through July 2004.	Text	TX0005802974	8/13/2003	Dex Media, Inc.
Grand Junction, CO, and surrounding area telephone directory, use through April 2004.	Text	TX0005716199	5/9/2003	Dex Media, Inc.
Grand Rapids, MI, telephone directory, use through August 2004.	Text	TX0005875456	2/20/2004	Dex Media, Inc.
Greeley, CO, Windsor and surrounding area telephone directory, use through September 2004.	Text	TX0005900227	2/20/2004	Dex Media, Inc.
Gunnison, CO, yellow pages, use through November 2004.	Text	TX0005875535	2/20/2004	Dex Media, Inc.
Huskerland, NE, telephone directory, use through February 2004.	Text	TX0005745805	5/2/2003	Dex Media, Inc.
Idaho Springs, CO, telephone directory, use through March 2004.	Text	TX0005717499	5/2/2003	Dex Media, Inc.
Iowa City, IA, and surrounding area telephone directory, use through November 2004.	Text	TX0005898259	2/11/2004	Dex Media, Inc.
Iowa Falls, IA, Hampton, and surrounding area, telephone directory, use through April 2004.	Text	TX0005740966	5/9/2003	Dex Media, Inc.
Iowa Great Lakes, IA, telephone directory, use through May 2004.	Text	TX0005757254	8/13/2003	Dex Media, Inc.
Jackson, MN, Windom, telephone directory, use through February 2004.	Text	TX0005745783	5/2/2003	Dex Media, Inc.
La Junta, CO, telephone directory, use through August 2004.	Text	TX0005812833	8/13/2003	Dex Media, Inc.
Lake Minnetonka, MN, area telephone directory, use through February 2004.	Text	TX0005743233	5/2/2003	Dex Media, Inc.
Lakewood, CO, Golden, Wheat Ridge telephone directory, use through June 2004.	Text	TX0005802969	8/13/2003	Dex Media, Inc.
Lamar, CO, telephone directory, use through June 2004.	Text	TX0005812835	8/13/2003	Dex Media, Inc.
Laramie, WY, Rock River telephone directory, use through December 2004.	Text	TX0005953974	4/30/2004	Dex Media, Inc.
Las Cruces, NM, and surrounding area telephone directory, use through March 2004.	Text	TX0005698490	3/17/2003	Dex Media, Inc.
Las Vegas, NV, Raton area telephone directory, use through September 2004.	Text	TX0005796905	9/12/2003	Dex Media, Inc.
Le Sueur, MN, St. Peter, Cleveland & others, telephone directory, use through June 2004.	Text	TX0005812841	8/13/2003	Dex Media, Inc.
Limon, CO, Burlington telephone directory, use through February 2004.	Text	TX0005717498	5/2/2003	Dex Media, Inc.
Litchfield, MN, Montevideo, Willmar telephone directory, use through April 2004.	Text	TX0005716189	5/9/2003	Dex Media, Inc.
Little Falls, MN, telephone directory, use through February 2004.	Text	TX0005745800	5/2/2003	Dex Media, Inc.
Longmont, CO, telephone directory, use through April 2004.	Text	TX0005745784	5/2/2003	Dex Media, Inc.
Loveland, CO, Berthoud telephone directory, use through February 2004.	Text	TX0005714050	5/2/2003	Dex Media, Inc.
Malad City, ID, Holbrook, telephone directory, use through December 2004.	Text	TX0005888108	1/27/2004	Dex Media, Inc.
Marshalltown, IA and surrounding area telephone directory, use through May 2004.	Text	TX0005802976	8/13/2003	Dex Media, Inc.
Mason City, IA, Charles City, Clear Lake ... [et al.], telephone directory, use through June 2004.	Text	TX0005773113	8/13/2003	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Metro Denver, CO, A-L telephone directory, use through December 2004.	Text	TX0005953997	4/28/2004	Dex Media, Inc.
Metro Denver, CO, M-Z telephone directory, use through December 2004.	Text	TX0005954036	4/28/2004	Dex Media, Inc.
Minneapolis A-Z and surrounding area, telephone directory, use through Februay 2004.	Text	TX0005717506	5/2/2003	Dex Media, Inc.
Minnesota northwest telephone directory, use through April 2004.	Text	TX0005714053	5/2/2003	Dex Media, Inc.
Minnesota southwest telephone directory, use through December 2004.	Text	TX0005953973	4/30/2004	Dex Media, Inc.
Montrose, CO, Delta, Telluride and surrounding area, telephone directory, use through April 2004.	Text	TX0005716945	5/9/2003	Dex Media, Inc.
Morris, MN, telephone directory, use through June 2004.	Text	TX0005803002	8/13/2003	Dex Media, Inc.
Muscatine, IA, and surrounding area telephone directory, use through April 2004.	Text	TX0005716196	5/9/2003	Dex Media, Inc.
Nogales, AZ, Rio Rico, Amado & others, telephone directory, January 2004.	Text	TX0005880077	1/27/2004	Dex Media, Inc.
Norfolk, NE, and surrounding area telephone directory, use through August 2004.	Text	TX0005900225	2/20/2004	Dex Media, Inc.
North Dakota, South Central, telephone directory, use through June 2004.	Text	TX0005757250	8/13/2003	Dex Media, Inc.
North Platte, NE, McCook, telephone directory, use through October 2004.	Text	TX0005882545	2/9/2004	Dex Media, Inc.
Northeast Colorado, telephone directory, use through June 2004.	Text	TX0005773114	8/13/2003	Dex Media, Inc.
Northeastern Wyoming and surrounding area, telephone directory, October 2004.	Text	TX0006144375	10/15/2004	Dex Media, Inc.
Northern Hills, SD, Belle Fourche, Buffalo & others, telephone directory, use through June 2004.	Text	TX0005812842	8/13/2003	Dex Media, Inc.
Northglenn, CO, Thornton, Commerce City telephone directory, use through June 2004.	Text	TX0005802970	8/13/2003	Dex Media, Inc.
Omaha, and surrounding area, telephone directory, use through June 2004.	Text	TX0005757313	8/13/2003	Dex Media, Inc.
Omaha, NE, south/southwest telephone directory, use through June 2004.	Text	TX0005824941	8/14/2003	Dex Media, Inc.
O’Neill, NE, Valentine and surrounding area telephone directory, use through October 2004.	Text	TX0005898268	2/9/2004	Dex Media, Inc.
Ottumwa, IA, Oskaloosa, Pella telephone directory, use through May 2004.	Text	TX0005802975	8/13/2003	Dex Media, Inc.
Park City, UT, Heber City, Coalville & others, telephone directory, use through 2004.	Text	TX0005880085	1/27/2004	Dex Media, Inc.
Park Rapids, MN, Staples, Wadena, telephone directory, use through July 2004.	Text	TX0005773112	10/12/2003	Dex Media, Inc.
Pikes Peak, CO, region, telephone directory, use through April 2004.	Text	TX0005715424	5/9/2003	Dex Media, Inc.
Port Angeles, WA, Sequim, North Olympic Peninsula, telephone directory, use through December 2004.	Text	TX0005880075	1/27/2004	Dex Media, Inc.
Port Townsend, WA, Port Ludlow, Brinnon, Center & others, telephone directory, use through October 2004.	Text	TX0005880079	1/27/2004	Dex Media, Inc.
Portland, OR, A-Z telephone directory, use through December 2004.	Text	TX0005893744	1/27/2004	Dex Media, Inc.
Provo, UT, Orem, telephone directory, use through December 2004.	Text	TX0005880092	1/27/2004	Dex Media, Inc.
Pueblo, CO, and surrounding area, telephone directory, use through April 2004.	Text	TX0005743232	5/2/2003	Dex Media, Inc.
Quad Cities, IA/IL, telephone directory, use through October 2004.	Text	TX0005906003	2/20/2004	Dex Media, Inc.
Rapid City, SD, and surrounding area, telephone directory, use through June 2004.	Text	TX0005757312	8/13/2003	Dex Media, Inc.
Red Wing, MN, telephone directory, use through April 2004.	Text	TX0005716194	5/9/2003	Dex Media, Inc.
Rio Rancho, NM, Albuquerque west area, telephone directory, use through December 2004.	Text	TX0005906004	1/30/2004	Dex Media, Inc.
Rochester, MN, and surrounding area telephone directory, use through March 2004.	Text	TX0005716197	5/9/2003	Dex Media, Inc.
Roseburg, OR, and surrounding area, telephone directory, use through 2004.	Text	TX0005880088	1/27/2004	Dex Media, Inc.
Roswell, NM, telephone directory, use through March 2004.	Text	TX0005719243	4/8/2003	Dex Media, Inc.
Salem, OR, Keizer and surrounding area telephone directory, use through June 2004.	Text	TX0005737662	6/16/2003	Dex Media, Inc.
Santa Fe, NM, telephone directory, use through June 2004.	Text	TX0005737661	6/16/2003	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Sauk Centre, MN, telephone directory, use through June 2004.	Text	TX0005803003	8/13/2003	Dex Media, Inc.
Shenandoah, IA, Red Oak telephone directory, use through November 2004.	Text	TX0005898258	2/11/2004	Dex Media, Inc.
Sidney, NE, Kimball, Brownson & others telephone directory, use through August 2004.	Text	TX0005802972	8/13/2003	Dex Media, Inc.
Silver City, NM, Deming, Lordburg area, telephone directory, use through October 2004.	Text	TX0005880078	1/27/2004	Dex Media, Inc.
Sioux City, IA, and surrounding area telephone directory, use through October 2004.	Text	TX0005900218	2/20/2004	Dex Media, Inc.
Sioux Falls, SD, and surrounding area telephone directory, use through August 2004.	Text	TX0005875474	2/20/2004	Dex Media, Inc.
Siouxland, IA, south, telephone directory, use through October 2004.	Text	TX0005875434	2/20/2004	Dex Media, Inc.
Siouxland North, IA, telephone directory, use through October 2004.	Text	TX0005875455	2/20/2004	Dex Media, Inc.
Socorro, NM, telephone directory, April 2004.	Text	TX0005735354	4/22/2003	Dex Media, Inc.
South Dakota south central telephone directory, use through March 2004.	Text	TX0005714058	5/2/2003	Dex Media, Inc.
South Jeffco, CO, Columbine Valley telephone directory, use through June 2004.	Text	TX0005802968	8/13/2003	Dex Media, Inc.
Southeast St. Paul, MN, suburbs, telephone directory, use through August 2004.	Text	TX0005906005	2/20/2004	Dex Media, Inc.
Southwest suburban area, MN, telephone directory, use through February 2004.	Text	TX0005745802	5/2/2003	Dex Media, Inc.
St. Cloud, MN, and surrounding area telephone directory, use through February 2004.	Text	TX0005716198	5/9/2003	Dex Media, Inc.
St. Croix Valley, MN, area telephone directory, use through August 2004.	Text	TX0005906007	2/20/2004	Dex Media, Inc.
St. Paul, and surrounding area, telephone directory, use through August 2004.	Text	TX0005757311	8/13/2003	Dex Media, Inc.
Storm Lake, IA, Cherokee telephone directory, use through April 2004.	Text	TX0005716195	5/9/2003	Dex Media, Inc.
Taos, NM, telephone directory, use through July 2004.	Text	TX0005786488	7/23/2003	Dex Media, Inc.
Tooele, UT, telephone directory, use through November 2004.	Text	TX0005888111	1/27/2004	Dex Media, Inc.
Trinidad, CO, Aguilar, Branson, telephone directory, use through May 2004.	Text	TX0005812834	8/13/2003	Dex Media, Inc.
Tucumcari, NM, Conchas Dam, Logan and others telephone directory, use through October 2004.	Text	TX0005828339	10/28/2003	Dex Media, Inc.
Twin Cities, MN, telephone directory, use through August 2004.	Text	TX0005818818	8/14/2003	Dex Media, Inc.
Twin Ports, WI, telephone directory, use through June 2004.	Text	TX0005757252	8/13/2003	Dex Media, Inc.
Vail, CO, Summit County, Leadville telephone directory, use through November 2004.	Text	TX0005898261	2/11/2004	Dex Media, Inc.
Virginia, MN, telephone directory, use through October 2004.	Text	TX0005898263	2/8/2004	Dex Media, Inc.
Virginia, MN, telephone directory, use through October 2004.	Text	TX0006087634	12/15/2004	Dex Media, Inc.
Wahpeton, ND, Breckenridge telephone directory, use through September 2004.	Text	TX0005900222	2/20/2004	Dex Media, Inc.
Walsenburg, CO, Gardner, La Veta-Cuchara telephone directory, use through July 2004.	Text	TX0005803001	8/13/2003	Dex Media, Inc.
Wasatch Front, UT, telephone directory, use through December 2004.	Text	TX0005882546	2/18/2004	Dex Media, Inc.
Waterloo, IA, Cedar Falls, telephone directory, use through June 2004.	Text	TX0005757249	8/12/2003	Dex Media, Inc.
Western suburbs, Perry, IA, Winterset and surrounding areas telephone directory, use through May 2004.	Text	TX0005802973	8/13/2003	Dex Media, Inc.
White Bear Lake, MN, area telephone directory, use through August 2004.	Text	TX0005906008	2/20/2004	Dex Media, Inc.
Williston, ND, telephone directory, use through April 2004.	Text	TX0005716193	5/9/2003	Dex Media, Inc.
Winona, MN, telephone directory, use through November 2004.	Text	TX0005898265	2/9/2004	Dex Media, Inc.
Winter Park, CO, Grand County, telephone directory, use through October 2004.	Text	TX0005875454	2/20/2004	Dex Media, Inc.
Rio Rancho, NM, Albuquerque west area telephone directory, use through December 2005.	Text	TX0006096925	1/5/2005	Dex Media East, LLC
Aberdeen, SD, telephone directory, use through September 2005	Text	TX0006051272	10/20/2004	Dex Media, Inc.
Aberdeen, WA, telephone directory, use through March 2005.	Text	TX0005949127	3/23/2004	Dex Media, Inc.
Alamogordo, NM, telephone directory, use through April 2005.	Text	TX0005970771	5/13/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Alamosa, CO, and surrounding area, telephone directory, use through June 2005.	Text	TX0006011771	7/27/2004	Dex Media, Inc.
Albany, OR, telephone directory, use through November 2005.	Text	TX0006148492	4/27/2005	Dex Media, Inc.
Albert Lea, MN, Austin and surrounding area, telephone directory, use through June 2005.	Text	TX0006011773	7/27/2004	Dex Media, Inc.
Albuquerque, NM, Bernalillo, Corrales & others, telephone directory, use through 2005.	Text	TX0006096926	1/5/2005	Dex Media, Inc.
Algona, IA, Humboldt and surrounding area use through April 2005.	Text	TX0005949774	4/27/2004	Dex Media, Inc.
Alliance, NE, Chadron telephone directory, use through February 2005.	Text	TX0005954688	4/28/2004	Dex Media, Inc.
Ames, IA, Story County area, telephone directory, use through November 2005.	Text	TX0006110745	2/8/2005	Dex Media, Inc.
Apache Junction, AZ, East Mesa, telephone directory, use through September 2005.	Text	TX0006028824	9/29/2004	Dex Media, Inc.
Artesia, NM, Cottonwood, Hope, Lakewood & others, telephone directory, use through June 2005.	Text	TX0005972846	7/26/2004	Dex Media, Inc.
Arvada, CO, Broomfield, Westminster telephone directory, use through June 2005.	Text	TX0006029587	10/20/2004	Dex Media, Inc.
Aspen, CO, Glenwood Springs, telephone directory, use through October 2005.	Text	TX0006080842	12/15/2004	Dex Media, Inc.
Astoria, OR, Cannon Beach, Seaside & others, telephone directory,	Text	TX0005880082	1/27/2004	Dex Media, Inc.
Atlantic, IA, and surrounding area, official directory, use through February 2005.	Text	TX0005954775	4/28/2004	Dex Media, Inc.
Aurora, CO, Montbello, Dia, telephone directory, use through June 2005.	Text	TX0006065123	10/20/2004	Dex Media, Inc.
Bainbridge Island, WA, telephone directory, use through June 2005.	Text	TX0005999504	7/26/2004	Dex Media, Inc.
Baker City, OR, La Grande, telephone directory, use through May 2005.	Text	TX0005967594	6/4/2004	Dex Media, Inc.
Bellingham, WA, Whatcom County telephone directory, use through February 2005.	Text	TX0005909487	3/5/2004	Dex Media, Inc.
Bemidji, MN, telephone directory, use through July 2005.	Text	TX0006050718	10/21/2004	Dex Media, Inc.
Big Horn Basin, WY, telephone directory, use through June 2005.	Text	TX0005993874	6/29/2004	Dex Media, Inc.
Bismarck, ND, Mandan and surrounding area, use through December 2005.	Text	TX0006096822	1/18/2005	Dex Media, Inc.
Blackfoot, ID, Shelley, telephone directory, use through August 2005.	Text	TX0006012541	8/23/2004	Dex Media, Inc.
Boise, ID, Nampa, Caldwell & others, use through January 2005.	Text	TX0005880084	1/27/2004	Dex Media, Inc.
Boone, IA, Dana, Grand Junction and surrounding area, telephone directory, use through November 2005.	Text	TX0006100762	1/18/2005	Dex Media, Inc.
Bozeman, MT, telephone directory, use through June 2005.	Text	TX0005986657	6/29/2004	Dex Media, Inc.
Brainerd Lakes, MN, telephone directory, use through June 2005.	Text	TX0006011778	7/27/2004	Dex Media, Inc.
Brigham City, UT, telephone directory, use until August 2005.	Text	TX0006012539	8/23/2004	Dex Media, Inc.
Brighton, CO, telephone directories, use through January 2005.	Text	TX0005951327	4/30/2004	Dex Media, Inc.
Buffalo, MN, Big Lake, Monticello & surrounding area, telephone directory, use through November 2005.	Text	TX0006110746	2/8/2005	Dex Media, Inc.
Burlington, IA, Mt. Pleasant telephone directory, use through January 2005.	Text	TX0005953976	4/30/2004	Dex Media, Inc.
Butte, MT, telephone directory, use through May 2005.	Text	TX0005970530	6/4/2004	Dex Media, Inc.
Cache Valley, UT, telephone directory, use through August 2005.	Text	TX0006028840	9/16/2004	Dex Media, Inc.
Canon City, CO, telephone directory, use through May 2005.	Text	TX0005972860	7/27/2004	Dex Media, Inc.
Carroll, IA, Glidden, Halbur, Ralston telephone directory, use through January 2005.	Text	TX0005954689	4/28/2004	Dex Media, Inc.
Casper, WY, and surrounding area, telephone directory, use through July 2005.	Text	TX0006035238	10/15/2004	Dex Media, Inc.
Castle Rock, CO, telephone directory, use through January 2005.	Text	TX0005951328	4/30/2004	Dex Media, Inc.
Cedar Rapids, IA, telephone directory, use through March 2005.	Text	TX0005949855	4/30/2004	Dex Media, Inc.
Central and downtown Denver, CO, including Capitol Hill, Cherry Creek, Highlands ... [et al.], telephone directory, use through June 2005.	Text	TX0006011823	7/27/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Central Oregon, OR, Bend, Black Butte & others, telephone directory, use through January 2005.	Text	TX0005880080	1/27/2004	Dex Media, Inc.
Central/Southwest Tucson, AZ, area telephone directory, use through January 2005.	Text	TX0005893996	1/27/2004	Dex Media, Inc.
Centralia, WA, Chehalis yellow pages telephone directory, use through December 2005.	Text	TX0006148394	4/27/2005	Dex Media, Inc.
Chandler, AZ, Gilbert, telephone directory, use through September 2005.	Text	TX0006028823	9/29/2004	Dex Media, Inc.
Cheyenne, WY, telephone directory, use through March 2005.	Text	TX0005949771	4/30/2004	Dex Media, Inc.
Chisholm, MN, Hibbing telephone directory, use through September 2005.	Text	TX0006050715	10/21/2004	Dex Media, Inc.
Clackamas County, OR, telephone directory, use through February 2005.	Text	TX0005941134	3/12/2004	Dex Media, Inc.
Clark County, WA, Vancouver and surrounding area telephone directory, use through December 2005.	Text	TX0006096927	1/1/2005	Dex Media, Inc.
Cle Elum, WA, Easton, Roslyn, telephone directory, use until August 2005	Text	TX0006012540	8/23/2004	Dex Media, Inc.
Clifton, AZ, Safford yellow pages telephone directory, use through November 2005.	Text	TX0006148433	4/27/2005	Dex Media, Inc.
Clinton, IA, telephone directory, use through April 2005.	Text	TX0006064102	7/27/2004	Dex Media, Inc.
Cloquet, Mn, Barnum, Carlton, Moose Lake, telephone directory, use through June 2005.	Text	TX0006011774	7/27/2004	Dex Media, Inc.
Clovis, NM, Portales, telephone directory, use through March 2005.	Text	TX0005943654	4/12/2004	Dex Media, Inc.
Cochise County AZ, telephone directory, use through January 2005.	Text	TX0005893997	1/27/2004	Dex Media, Inc.
Colorado Springs, CO, telephone directory, use through January 2005.	Text	TX0005954766	4/28/2004	Dex Media, Inc.
Colville, WA, Laurier, Marcus & others, telephone directory, use through October 2005.	Text	TX0006065016	11/2/2004	Dex Media, Inc.
Corvallis, OR, telephone directory, use through November 2005.	Text	TX0006148493	4/27/2004	Dex Media, Inc.
Council Bluffs, IA, telephone directory, use through June 2005.	Text	TX0006011775	7/27/2004	Dex Media, Inc.
Craig, CO, Steamboat Springs and surrounding area telephone directory, use through August 2005.	Text	TX0006081717	10/20/2004	Dex Media, Inc.
Decorah, IA, telephone directory, use through January 2005.	Text	TX0005953975	4/30/2004	Dex Media, Inc.
Des Moines, IA, telephone directory, use through November 2005.	Text	TX0006085004	12/13/2004	Dex Media, Inc.
Detroit Lakes, MN, and surrounding area telephone directory, use through May 2005.	Text	TX0005972862	7/27/2004	Dex Media, Inc.
Dickinson, ND, telephone directory, use through February 2005.	Text	TX0005954687	4/28/2004	Dex Media, Inc.
Dubuque, IA, telephone directory, use through September 2005.	Text	TX0006050714	10/19/2004	Dex Media, Inc.
Durango, CO, Cortez, telephone directory, use through May 2005.	Text	TX0006064099	7/27/2004	Dex Media, Inc.
East central Minnesota, telephone directory, use through April 2005.	Text	TX0006064101	7/27/2004	Dex Media, Inc.
East county, OR, telephone directory, use through February 2005.	Text	TX0005909382	3/5/2004	Dex Media, Inc.
East Tucson area, AZ, Davis Mounthan Air Force Base & others, telephone directory, use through January 2005.	Text	TX0005880083	1/27/2004	Dex Media, Inc.
East Valley, AZ, telephone directory, use through September 2005.	Text	TX0006028818	9/29/2004	Dex Media, Inc.
Eastern Montana yellow pages telephone directory, use through December 2005.	Text	TX0006148434	4/27/2005	Dex Media, Inc.
Edina, MN, St. Louis Park telephone directory, use through February 2005.	Text	TX0005954690	4/28/2004	Dex Media, Inc.
Englewood, CO, Littleton, Centennial, telephone directory, use through June 2005.	Text	TX0006066926	10/20/2004	Dex Media, Inc.
Estes Park, CO, Allenspark, Glen Haven, telephone directory, use through June 2005.	Text	TX0006011772	7/27/2004	Dex Media, Inc.
Eugene, OR, Springfield telephone directory, use through June 2005.	Text	TX0005982032	6/29/2004	Dex Media, Inc.
Evanston, WY, Kemmerer telephone directory, use through October 2005.	Text	TX0006065212	11/2/2004	Dex Media, Inc.
Evergreen, CO, telephone directory, use through January 2005.	Text	TX0005953970	4/30/2004	Dex Media, Inc.
Fargo, ND, Moorhead, telephone directory, use through March 2005.	Text	TX0005949747	4/27/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Faribault, MN, Northfield, Owatonna telephone directory, use through October 2005.	Text	TX0006073432	11/18/2004	Dex Media, Inc.
Farmington, NM, telephone directory, use through February 2005.	Text	TX0005949858	4/30/2004	Dex Media, Inc.
Fergus Falls, MN, and surrounding area, telephone directory, use through September 2005.	Text	TX0006035239	10/20/2004	Dex Media, Inc.
Flagstaff, AZ, telephone directory, use through Man 2005.	Text	TX0005970533	6/4/2004	Dex Media, Inc.
Florence, OR, Mapleton, Reedsport, Yachats telephone directory, use through May 2005.	Text	TX0005970529	6/4/2004	Dex Media, Inc.
Forest Lake area, WY, Almelund, Center City & others, telephone directory, use through August 2005.	Text	TX0006035237	10/18/2004	Dex Media, Inc.
Fort Collins, CO, telephone directory, use through January 2005.	Text	TX0005959764	4/30/2004	Dex Media, Inc.
Fort Madison, IA, Keokuk-Denmark, Montrose, West Point, Wever use through February 2005.	Text	TX0005959765	4/30/2004	Dex Media, Inc.
Fremont, NE, and surrounding area, telephone directory, use through July 2005.	Text	TX0006050719	10/21/2004	Dex Media, Inc.
Gallup, AZ, Grants telephone directory, use through March 2005.	Text	TX0005909396	3/12/2004	Dex Media, Inc.
Glacial Lakes area, MN & SD, telephone directory, use through December 2005.	Text	TX0006110748	2/8/2005	Dex Media, Inc.
Glasgow, MT, and northeastern Montana, telephone directory, use through September 2005.	Text	TX0006029145	9/29/2004	Dex Media, Inc.
Glenwood, MN, Starbuck telephone directory, use through June 2005.	Text	TX0006011805	7/27/2004	Dex Media, Inc.
Globe, AZ, Miami, Superior, telephone directory, use through March 20005.	Text	TX0005943629	4/12/2004	Dex Media, Inc.
Grafton, ND, and surrounding area telephone directory, use through April 2005.	Text	TX0005949773	4/27/2004	Dex Media, Inc.
Grand Forks, ND, telephone directory, use through August 2005.	Text	TX0006050716	10/21/2004	Dex Media, Inc.
Grand Island, NE, telephone directory, use through July 2005.	Text	TX0006051271	10/20/2004	Dex Media, Inc.
Grand Junction, CO, telephone directory use through April 2005.	Text	TX0005949777	4/27/2004	Dex Media, Inc.
Grand Rapids, MN, telephone directory, use through August 2005.	Text	TX0006051274	10/20/2004	Dex Media, Inc.
Grants Pass, OR, Rogue River telephone directory, use through June 2005.	Text	TX0005999505	7/26/2004	Dex Media, Inc.
Great Falls, MT, telephone directory, use through September 2005.	Text	TX0006025752	9/17/2004	Dex Media, Inc.
Greater Eastside, WA, telephone directory, use through June 2005.	Text	TX0006012977	8/23/2004	Dex Media, Inc.
Greater Northwest Valley, AZ, telephone directory, use through September 2005.	Text	TX0006028822	9/29/2004	Dex Media, Inc.
Greater Puget Sound, MI, telephone directory, use through October 2005.	Text	TX0006065227	11/2/2004	Dex Media, Inc.
Greater Snohomish County, WA, telephone directory, use through March 2005.	Text	TX0005959647	5/12/2004	Dex Media, Inc.
Greater Southwest Valley, AR, telephone directory, use through September 2005.	Text	TX0006024345	9/29/2004	Dex Media, Inc.
Greater Westside, OR, telephone directory, use through February 2005.	Text	TX0005915967	3/12/2004	Dex Media, Inc.
Greeley, CO, Windsor telephone directory, use through September 2005.	Text	TX0006053968	10/21/2004	Dex Media, Inc.
Gunnison, CO, Creted Butte, Lake City ... [et al], telephone directory, use through November 2005.	Text	TX0006087628	12/15/2004	Dex Media, Inc.
Heartland, NE, Lincoln, telephone directory use through February 2005.	Text	TX0005949856	4/30/2004	Dex Media, Inc.
Helena, MT, telephone directory, use through March 2005.	Text	TX0005949126	3/23/2004	Dex Media, Inc.
Highland Park, MN, Summit Hill telephone directory, use through August 2005.	Text	TX0006073433	11/18/2004	Dex Media, Inc.
Idaho Falls, ID, telephone directory, use through February 2005.	Text	TX0005887557	2/20/2004	Dex Media, Inc.
Idaho Springs, CO, Black Hawk, Central City & others, telephone directory, use through March 2005.	Text	TX0005959759	4/30/2004	Dex Media, Inc.
Iowa City, IA, and surrounding area, telephone directory, use through November 2005.	Text	TX0006100764	1/18/2005	Dex Media, Inc.
Iowa Fall, IA, Hampton, and surrounding area, telephone directory, use through April 2005.	Text	TX0006069290	7/27/2004	Dex Media, Inc.
Iowa Great Lakes, telephone directory, use through May 2005.	Text	TX0006061950	7/27/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Jackson Hole, ID, telephone directory, use through June 2005.	Text	TX0005999502	7/26/2004	Dex Media, Inc.
Jackson, MN, Windom and surrounding area official directory, use through February 2005.	Text	TX0005954773	4/28/2004	Dex Media, Inc.
Jackson, MN, Windom and surrounding area, telephone directory, use through November 2005	Text	TX0006087627	12/15/2004	Dex Media, Inc.
Klamath Falls, OR, telephone directory, use through August 2005.	Text	TX0006028841	9/16/2004	Dex Media, Inc.
Lake Minnetonka, MN, telephone directory, use through February 2005.	Text	TX0005954774	4/28/2004	Dex Media, Inc.
Lakewood, CO, Golden, Wheat Ridge telephone directory, use through June 2005.	Text	TX0006011806	7/28/2004	Dex Media, Inc.
Lamar, CO, and surrounding area telephone directory, use through June 2005.	Text	TX0006011785	7/27/2004	Dex Media, Inc.
Laramie, WY, Rock River, telephone directory, use through December 2005.	Text	TX0006094392	12/28/2004	Dex Media, Inc.
Las Cruces, NM, telephone directory, use through March 2005.	Text	TX0005915966	3/12/2004	Dex Media, Inc.
Las Vegas, NV, Raton area telephone directory, use through September 2005.	Text	TX0006027511	9/17/2004	Dex Media, Inc.
Le Seur, MN, St. Peter, Cleveland & others, telephone directory, use through June 2005.	Text	TX0006011769	7/27/2004	Dex Media, Inc.
Lewiston, WA, Clarkson, telephone directory, use through January 2005.	Text	TX0005893741	1/27/2004	Dex Media, Inc.
Lewistown, MT, and surrounding area, telephone directory, use through August 2005.	Text	TX0006012542	8/23/2004	Dex Media, Inc.
Limon, CO, Burlington telephone directory, use through February 2005.	Text	TX0005953775	4/28/2004	Dex Media, Inc.
Little Falls, NM, telephone directory, use through February 2005.	Text	TX0005954776	4/28/2004	Dex Media, Inc.
Longmont, CO, telephone directory, use through April 2005.	Text	TX0006061875	7/27/2004	Dex Media, Inc.
Longview, WA, and surrounding area telephone directory, use through June 2005.	Text	TX0005995030	6/8/2004	Dex Media, Inc.
Los Lunas, NM, Belen, telephone directory, use through June 2005.	Text	TX0005995009	6/8/2004	Dex Media, Inc.
Loveland, CO, Berthoud, telephone directory, use through February 2005.	Text	TX0005949860	4/30/2004	Dex Media, Inc.
Malad City, ID, Holbrook yellow pages telephone directory, use through December 2005.	Text	TX0006148432	4/27/2005	Dex Media, Inc.
Marshalltown, IA, telephone directory, use through May 2005.	Text	TX0006061949	7/27/2004	Dex Media, Inc.
Mason City, IA, telephone directory, use through 2005.	Text	TX0006011824	7/27/2004	Dex Media, Inc.
Medford, OR, Ashland, telephone directory, use through March 2005.	Text	TX0005941133	3/12/2004	Dex Media, Inc.
Metro Denver, CO A-L telephone directory, use through December 2005.	Text	TX0006106169	2/8/2005	Dex Media, Inc.
Metro Denver, CO M-Z telephone directory, use through December 2005.	Text	TX0006103981	2/8/2005	Dex Media, Inc.
Minneapolis, A-Z telephone directory, use through February 2005.	Text	TX0006051279	10/20/2004	Dex Media, Inc.
Minneapolis K-Z, telephone directory, use through February 2005.	Text	TX0005959646	4/30/2004	Dex Media, Inc.
Minneapolis, MN, A-J telephone directory, use through February 2005.	Text	TX0005960776	4/30/2004	Dex Media, Inc.
Minnesota northwest, IA, telephone directory, use through April 2005.	Text	TX0005972867	7/27/2004	Dex Media, Inc.
Minnesota southwest, telephone directory, use through November 2005.	Text	TX0006110744	2/8/2005	Dex Media, Inc.
Mohave County, AZ, telephone directory, use through September 2005.	Text	TX0006028837	9/29/2004	Dex Media, Inc.
Montrose, CO, Delta telephone directory, use through April 2005.	Text	TX0006064098	7/27/2004	Dex Media, Inc.
Morris, MN, telephone directory, use through June 2005.	Text	TX0006011813	7/27/2004	Dex Media, Inc.
Moses Lake, WA, telephone directory, use through October 2005.	Text	TX0006148497	4/27/2005	Dex Media, Inc.
Muscatine, IA, telephone directory, use through May 2005.	Text	TX0006061948	7/27/2004	Dex Media, Inc.
Nampa, OR, Caldwell, and surrounding area telephone directory, use through January 2005.	Text	TX0005882540	1/30/2004	Dex Media, Inc.
Newport, OR, telephone directory, use through June 2005.	Text	TX0005999503	7/26/2004	Dex Media, Inc.
Nogales, AZ, Rio Rico telephone directory, use through November 2005.	Text	TX0006148496	4/27/2005	Dex Media, Inc.
Norfolk, NE, and surrounding area, telephone directory, use through August 2005.	Text	TX0006050720	10/21/2004	Dex Media, Inc.
North Dakota, South Central, telephone directory, use through June 2005.	Text	TX0006011770	7/27/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
North Platte, NE/McCook telephone directory, use through October 2005.	Text	TX0006082793	12/3/2004	Dex Media, Inc.
North Platte, NE/McCook telephone directory, use through October 2005.	Text	TX0006082793	12/3/2004	Dex Media, Inc.
Northeast Colorado, CO, telephone directory, use through June 2005.	Text	TX0006011864	7/27/2004	Dex Media, Inc.
Northeastern Wyoming and surrounding area, telephone directory, use through October 2005.	Text	TX0006081731	11/19/2004	Dex Media, Inc.
Northglenn, CO, Thornton telephone directory, use through June 2005	Text	TX0006053961	10/21/2004	Dex Media, Inc.
NW suburban area, MN, telephone directory, use through February 2005.	Text	TX0005954691	4/28/2004	Dex Media, Inc.
Ogden, UT, North Davis and surrounding area telephone directory, use through June 2005.	Text	TX0005995029	6/8/2004	Dex Media, Inc.
Okanogan Valley, WA, Grand Coulee Dam telephone directory, use through January 2005.	Text	TX0005906116	1/30/2004	Dex Media, Inc.
Olympia, WA, Lacey, Turnwater, telephone directory, use through September 2005.	Text	TX0006029124	9/29/2004	Dex Media, Inc.
Omaha, NE, south/southwest telephone directory, use through June 2005.	Text	TX0006011807	7/27/2004	Dex Media, Inc.
Omaha, NE, telephone directory, use through June 2005.	Text	TX0006005845	7/27/2004	Dex Media, Inc.
Valley of the sun, AZ, telephone directory, use through June 2005.	Text	TX0005972847	7/26/2004	Dex Media, Inc.
O’Neill, NE, Valentine, and surrounding area, telephone directory, use through October 2005.	Text	TX0006080843	12/15/2004	Dex Media, Inc.
Ottumwa, IA, telephone directory, use through May 2005.	Text	TX0005972866	7/27/2004	Dex Media, Inc.
Park City, UT, Heber City yellow pages telephone directory, use through November 2005.	Text	TX0006148436	4/27/2005	Dex Media, Inc.
Park Rapids, MN, telephone directory, use through July 2005.	Text	TX0006051275	10/20/2004	Dex Media, Inc.
Payette, ID, Ontario, OR, telephone directory, use through May 2005.	Text	TX0005959693	5/12/2004	Dex Media, Inc.
Payson, AZ, Pine, Strawberry telephone directory, use through March 2005.	Text	TX0005949128	3/23/2004	Dex Media, Inc.
Phoenix, AZ, metro A-L, telephone directory, use through March 2005.	Text	TX0005943747	4/12/2004	Dex Media, Inc.
Phoenix, AZ, metro M-Z, yellow pages, use through March 2005.	Text	TX0005944552	4/12/2004	Dex Media, Inc.
Pikes Peak region, CO, telephone directory, use through April 2005.	Text	TX0005972858	7/27/2004	Dex Media, Inc.
Pocatello, ID, telephone directory, use through June 2005.	Text	TX0005999506	7/26/2004	Dex Media, Inc.
Port Angeles, WA, Sequim yellow pages telephone directory, use through December 2005.	Text	TX0006148398	4/27/2005	Dex Media, Inc.
Port Townsend, WA, yellow pages telephone directory, use through December 2005.	Text	TX0006148395	4/27/2005	Dex Media, Inc.
Portland, OR, A-Z telephone directory, use through December 2005.	Text	TX0006148498	4/27/2005	Dex Media, Inc.
Prescott, AZ, telephone directory, use through April 2005.	Text	TX0005970770	5/13/2004	Dex Media, Inc.
Price, UT, Helper telephone directory, use through March 2005.	Text	TX0005949125	3/23/2004	Dex Media, Inc.
Provo, UT, Orem, yellow pages telephone directory, use through December 2005.	Text	TX0006148396	4/27/2005	Dex Media, Inc.
Pueblo, CO, and surrounding area telephone directory, use through April 2005.	Text	TX0005972861	7/27/2004	Dex Media, Inc.
Puyallup, WA, and surrounding area, telephone directory, use through January 2005.	Text	TX0005884358	2/20/2004	Dex Media, Inc.
Quad Cities, IA/IL, telephone directory, use through October 2005.	Text	TX0006084780	12/14/2004	Dex Media, Inc.
Rapid City, WY, and surrounding area telephone directory, use through June 2005.	Text	TX0006011868	7/27/2004	Dex Media, Inc.
Rawlins, WY, Encampment, Hanna & others, telephone directory, use through May 2005.	Text	TX0006035236	10/15/2004	Dex Media, Inc.
Red Wing, MN, telephone directory, use through April 2005.	Text	TX0005972865	7/27/2004	Dex Media, Inc.
Rochester, MN, and surrounding area telephone directory, use through March 2005.	Text	TX0005970222	4/30/2004	Dex Media, Inc.
Rock Springs, WY, telephone directory, use through October 2005.	Text	TX0006065022	11/2/2004	Dex Media, Inc.
Roseburg, OR, telephone directory, use through October 2005.	Text	TX0006065021	11/2/2004	Dex Media, Inc.
Roswell, NM, telephone directory, use through March 2003.	Text	TX0005943695	4/12/2004	Dex Media, Inc.
Salem, OR, Keizer telephone directory, use through June 2005.	Text	TX0005982033	6/29/2004	Dex Media, Inc.
Buena-Vista, Fairplay-Alma Vista, Salida, use through May 2005.	Text	TX0005972845	7/26/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Salt Lake City, UT, telephone directory, use through September 2005.	Text	TX0006031703	9/17/2004	Dex Media, Inc.
Santa Fe, NM, telephone directory, use through June 2005.	Text	TX0005994510	6/29/2004	Dex Media, Inc.
Sauk Centre, MN, telephone directory, use through June 2005	Text	TX0006011786	7/27/2004	Dex Media, Inc.
Scottsdale, AZ, Paradise Valley telephone directory, use through September 2005.	Text	TX0006057847	9/29/2004	Dex Media, Inc.
Seattle Metro, WA, telephone directory, use through May 2005.	Text	TX0005970535	6/4/2004	Dex Media, Inc.
Shelton, WA, telephone directory, use through September 2005.	Text	TX0006033258	9/17/2004	Dex Media, Inc.
Shenandoah, IA, Red Oak and surrounding area, telephone directory, use through November 2005.	Text	TX0006100761	1/18/2005	Dex Media, Inc.
Sidney, NE, Kimball, telephone directory, use through August 2005.	Text	TX0006051273	10/20/2004	Dex Media, Inc.
Silver City, NM, Deming, Lordsburg yellow pages telephone directory, use through October 2005.	Text	TX0006148397	4/27/2005	Dex Media, Inc.
Sioux City, IA, and surrounding area telephone directory, use through October 2005.	Text	TX0006081086	11/18/2004	Dex Media, Inc.
Sioux Falls, MN, telephone directory, use through August 2005.	Text	TX0006050800	10/12/2004	Dex Media, Inc.
Siouxland North, IA, SD, telephone directory, use through October 2005.	Text	TX0006082771	12/3/2004	Dex Media, Inc.
Siouxland South, IA, SD, telephone directory, use through October 2005.	Text	TX0006082772	12/3/2004	Dex Media, Inc.
Socorro, NM, Bingham, Datil & others telephone directory, use through April 2005.	Text	TX0005942512	4/12/2004	Dex Media, Inc.
Soda Springs, ID, telephone directory, use through January 2005.	Text	TX0005888113	1/27/2004	Dex Media, Inc.
South Central UT telephone directory, use through May 2005.	Text	TX0005979463	5/13/2004	Dex Media, Inc.
South Dakota, South Central, telephone directory, use through March 2005.	Text	TX0005949859	4/30/2004	Dex Media, Inc.
South Jefffco, CO, Columbine Valley, telephone directory, use through June 2005.	Text	TX0006066925	10/20/2004	Dex Media, Inc.
South King County, WA, telephone directory, use through August 2005.	Text	TX0006016601	8/23/2004	Dex Media, Inc.
South of the river suburbs, MN, telephone directory, use through October 2005.	Text	TX0006073434	11/18/2004	Dex Media, Inc.
South Valley, UT, area telephone directory, use through January 2005.	Text	TX0005882558	1/30/2004	Dex Media, Inc.
Southeast St. Papul suburbs, MN, Cottage Grove, Maplewood, Newport Oakdale, & others, use through August 2005.	Text	TX0006050713	10/19/2004	Dex Media, Inc.
Southern Utah telephone directory, use through May 2005.	Text	TX0005970528	6/4/2004	Dex Media, Inc.
Southwest suburban area, MN, telephone directory, use through February 2005.	Text	TX0005954692	4/28/2004	Dex Media, Inc.
Spokane, WA, Coeur d’Alene, telephone directory, use through September 2005.	Text	TX0006031760	9/16/2004	Dex Media, Inc.
St. Cloud, MN, telephone directory, use through February 2005.	Text	TX0005949857	4/30/2004	Dex Media, Inc.
St. Helens, OR and surrounding area including Clatskanie, Columbia City, Deer Island ... [et al.], telephone directory, use through June 2005.	Text	TX0005993612	6/8/2004	Dex Media, Inc.
St. Paul, MN, telephone directory, use through August 2005.	Text	TX0006082928	11/19/2004	Dex Media, Inc.
Storm Lake, IA, Cherokee and surrounding area use through April 2005.	Text	TX0005949775	4/27/2004	Dex Media, Inc.
Tacoma, WA, telephone directory, use through January 2005.	Text	TX0005884360	2/20/2004	Dex Media, Inc.
Taos, NM, telephone directory, use through July 2005.	Text	TX0006016587	8/23/2004	Dex Media, Inc.
Tillamook County, OR, telephone directory, use through June 2005.	Text	TX0005995015	6/8/2004	Dex Media, Inc.
Tooele, UT, yellow pages telephone directory, use through November 2005.	Text	TX0006148435	4/27/2005	Dex Media, Inc.
Tri-cities, WA, regional telephone directory, use through August 20054.	Text	TX0006012975	8/23/2004	Dex Media, Inc.
Trinidad, CO, telephone directory, use through May 2005.	Text	TX0005972859	7/27/2004	Dex Media, Inc.
Tucson, AZ area north/northwest, telephone directory, use through January 2005.	Text	TX0005883905	2/18/2004	Dex Media, Inc.
Tucson, AZ, telephone directory, use through September 2005.	Text	TX0006057848	9/29/2004	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Tucumcari, NM, Conchas Dam, Logan & others, telephone directory, use through October 2005.	Text	TX0006065015	11/2/2004	Dex Media, Inc.
Twin Cities, MN, telephone directory, 2004/2005.	Text	TX0006087626	12/15/2004	Dex Media, Inc.
Twin Falls, ID, Burley, Rupert, telephone directory, use through April 2005.	Text	TX0005959651	5/12/2004	Dex Media, Inc.
Twin Ports, MN & WI, telephone directory, use through June 2005.	Text	TX0006011777	7/27/2004	Dex Media, Inc.
Vail, CO, Summit County/Leadsville and surrounding area, use through November 2005.	Text	TX0006096821	1/18/2005	Dex Media, Inc.
Wahpeton, ND, Breckenridge and surrounding area, telephone directory, use through September 2005.	Text	TX0006050717	10/21/2004	Dex Media, Inc.
Walla Walla, OR, telephone directory, use through March 2005.	Text	TX0005943652	4/12/2004	Dex Media, Inc.
Walsenburg, CO, Gardner, La Veta-Cuchara telephone directory, use through June 2005.	Text	TX0006011804	7/27/2004	Dex Media, Inc.
Wasatch Front, UT, telephone directory, use through December 2005.	Text	TX0006148485	4/27/2005	Dex Media, Inc.
Waterloo, IA, Cedar Falls, telephone directory, use through June 2005.	Text	TX0006011776	7/27/2004	Dex Media, Inc.
Webster City, IA, Clarion, Eagle Grove, telephone directory, use through December 2005.	Text	TX0006100760	1/18/2005	Dex Media, Inc.
West, UT, area, telephone directory, use through January 2005.	Text	TX0005901486	1/30/2004	Dex Media, Inc.
Western suburbs, IA, Perry, Winterset telephone directory, use through May 2005.	Text	TX0005972863	7/27/2004	Dex Media, Inc.
White Bear Lake, MN, area telephone directory, use through August 2005.	Text	TX0006029582	10/18/2004	Dex Media, Inc.
White Bear Lake, MN, area telephone directory, use through August 2005.	Text	TX0006162480	10/18/2004	Dex Media, Inc.
Williston, ND, telephone directory, use through April 2005.	Text	TX0005972864	7/27/2004	Dex Media, Inc.
Willmar, MN, telephone directory, use through April 2005.	Text	TX0006064141	7/27/2004	Dex Media, Inc.
Winona, MN, and surrounding area, telephone directory, use through October 2005.	Text	TX0006110747	2/8/2005	Dex Media, Inc.
Winslow, AZ, Holbrook, Joseph City telephone directory, use through April 2005.	Text	TX0005994423	5/13/2004	Dex Media, Inc.
Winter Park, CO telephone directory, use through October 2005.	Text	TX0006082782	12/3/2004	Dex Media, Inc.
Yakima Valley, WA, telephone directory, use through January 2005.	Text	TX0005880081	1/27/2004	Dex Media, Inc.
Yankton, SD, Vermillion and surrounding area, telephone directory, use through November 2005.	Text	TX0006100763	1/18/2005	Dex Media, Inc.
Yuma, AZ, telephone directory, use through March 2005.	Text	TX0005949129	3/23/2004	Dex Media, Inc.
Aberdeen, SD, telephone directory, use through September 2006.	Text	TX0006275174	12/23/2005	Dex Media, Inc.
Aberdeen, WA, telephone directory, April 2005.	Text	TX0006148489	4/26/2005	Dex Media, Inc.
Alamogordo, NM, telephone directory, use through April 2006.	Text	TX0006173737	5/20/2005	Dex Media, Inc.
Alamosa, CO, and surrounding area telephone directory, use through June 2006.	Text	TX0006190370	7/26/2005	Dex Media, Inc.
Albany, NY, telephone directory, use through November 2006.	Text	TX0006275168	1/17/2006	Dex Media, Inc.
Albert Lea, MN, Austin telephone directory, use through June 2006.	Text	TX0006190368	7/26/2005	Dex Media, Inc.
Albuquerque, NM, telephone directory, use through December 2006.	Text	TX0006288990	1/9/2006	Dex Media, Inc.
Albuquerque, NM, telephone directory, use through December 2006.	Text	TX0006289013	1/9/2006	Dex Media, Inc.
Algona, IA, Humboldt telephone direcotry, use throught April 2006.	Text	TX0006161907	4/21/2005	Dex Media, Inc.
Alliance, NE, Chadron, telephone directory, use through February 2006.	Text	TX0006114242	2/28/2005	Dex Media, Inc.
Ames, IA, Story County area, telephone directory, use through November 2006.	Text	TX0006268440	12/23/2005	Dex Media, Inc.
Apache Junction, AZ, East Mesa telephone directory, use through September 2006.	Text	TX0006244016	10/24/2005	Dex Media, Inc.
Artesia, NM, Cottonwood, Hope, Lakewood telephone directory, use through June, 2006.	Text	TX0006187612	7/17/2005	Dex Media, Inc.
Arvada, CO, Broomfield, Westmister, telephone directory, use through June 2006.	Text	TX0006196809	7/26/2005	Dex Media, Inc.
Aspen, CO, Glenwood Springs, and surrounding area telephone directory, Ocotober 2006.	Text	TX0006261857	12/23/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Astoria, OR, area yellow pages telephone directory, use through April 2006.	Text	TX0006148416	4/26/2005	Dex Media, Inc.
Atlantic, IA, and surrounding area, telephone directory, use through February 2006.	Text	TX0006114247	2/28/2005	Dex Media, Inc.
Aurora, Co, Montbello, DIA, telephone directory, use through June 2006.	Text	TX0006288913	12/23/2005	Dex Media, Inc.
Bainbridge Island, WA, Poulsbo and Suquamish telephone directory, use through June 2006.	Text	TX0006199127	7/17/2005	Dex Media, Inc.
Baker City, OR, La Grande areas telephone directory, use through May 2006.	Text	TX0006189803	7/17/2005	Dex Media, Inc.
Bear River, VA, Biwabik, Cook & others, telephone directory, use through October 2006	Text	TX0006297697	12/23/2005	Dex Media, Inc.
Bemidji, MN, telephone directory, use through July 2006.	Text	TX0006275167	12/23/2005	Dex Media, Inc.
Big Horn Basin, WY, telephone directory, use through July 2006.	Text	TX0006239255	9/27/2005	Dex Media, Inc.
Billings, MT, telephone directory, use through January 2006.	Text	TX0006118803	2/28/2005	Dex Media, Inc.
Bismarck, ND, Mandan, telephone directory, use through December 2006.	Text	TX0006310027	2/16/2006	Dex Media, Inc.
Blackfoot, ID, Shelley, telephone directory, use through August 2006.	Text	TX0006236264	9/27/2005	Dex Media, Inc.
Boise, ID, Nampa/Caldwell telephone directory, use through January 2006.	Text	TX0006109642	2/25/2005	Dex Media, Inc.
Boone, IA, telephone directory, use through November 2006.	Text	TX0006271765	12/23/2005	Dex Media, Inc.
Boulder, CO, Longmont, telephone directory, use through December 2006.	Text	TX0006304416	2/17/2006	Dex Media, Inc.
Boulder, CO, telephone directory, use through December 2006.	Text	TX0006292393	2/17/2006	Dex Media, Inc.
Boulder, CO, telephone directory, use through January 2006.	Text	TX0006109786	2/28/2005	Dex Media, Inc.
Bozeman, MT, telephone directory, use through June 2006.	Text	TX0006236268	9/27/2005	Dex Media, Inc.
Brainerd Lakes, MN, telephone directory, use through June 2006.	Text	TX0006187984	7/26/2005	Dex Media, Inc.
Brigham City, UT, telephone directory, use through August 2006.	Text	TX0006244528	9/27/2005	Dex Media, Inc.
Brighton, CO, telephone directory, use through January 2006.	Text	TX0006109658	1/28/2005	Dex Media, Inc.
Buffalo, MN, Big Lake telephone directory, use through November 2006.	Text	TX0006271766	12/23/2005	Dex Media, Inc.
Burlington, IA, Mt. Pleasant & surrounding area telephone directory, use through January 2006.	Text	TX0006109392	1/28/2005	Dex Media, Inc.
Butte, MT, and surrounding area, telephone directory, use through May 2006.	Text	TX0006204777	7/17/2005	Dex Media, Inc.
Cache Valley, UT, telephone directory, use through August 2006.	Text	TX0006239253	9/27/2005	Dex Media, Inc.
Canon City, CO, Florence, Hillside, Penrose, Westcliffe, telephone directory, use through May 2006.	Text	TX0006179791	6/24/2005	Dex Media, Inc.
Carroll, IA, Glidden, Halbur, Ralston, telephone directory, use through January 2006.	Text	TX0006114245	2/28/2005	Dex Media, Inc.
Casa Grande, AZ, Ajo, Arizona City ... [et al.], telephone directory, January 2006.	Text	TX0006149897	3/31/2005	Dex Media, Inc.
Casper, WY and surrounding area telephone directory, use through July 2006.	Text	TX0006272928	12/23/2005	Dex Media, Inc.
Castle Rock, CO, Parker telephone directory, use through January 2006.	Text	TX0006109656	2/28/2005	Dex Media, Inc.
Cedar Rapids, IA, telephone directory, use through March 2006.	Text	TX0006148358	4/21/2005	Dex Media, Inc.
Central and downtown Denver, CO, telephone directory, use through June 2006.	Text	TX0006247973	10/20/2005	Dex Media, Inc.
Central Oregon telephone directory, use through February 2006.	Text	TX0006127072	3/11/2005	Dex Media, Inc.
Central Oregon, telephone directory, use through February 2006.	Text	TX0006127572	3/11/2005	Dex Media, Inc.
Central/southwest Tucson, AZ, area, City of South Tucson, Sells, Southwest, complete Tucson business & residential white pages, use through January 2006.	Text	TX0006118820	2/28/2005	Dex Media, Inc.
Centralia/Chehalis/serving Lewis County--use through December 2006.	Text	TX0006289022	1/9/2006	Dex Media, Inc.
Chandler, AZ, Gilbert telephone directory, use through September 2006.	Text	TX0006244018	10/24/2005	Dex Media, Inc.
Cheyenne, WY and surrounding area, use through March 2006.	Text	TX0006159048	5/2/2005	Dex Media, Inc.
Chisholm, MN, Hibbing, telephone directory, use through September 2006.	Text	TX0006261855	12/23/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Clackamas County, OR, telephone directory, use through February 2006.	Text	TX0006127570	3/11/2005	Dex Media, Inc.
Clark County, WA, telephone director, use through December 2006.	Text	TX0006288989	1/9/2006	Dex Media, Inc.
Cle Elum, WA, Easton, Roslyn, telephone directory, use through August 2006.	Text	TX0006236263	9/27/2005	Dex Media, Inc.
Clifton, AZ, Safford telephone directory, use through November 2006.	Text	TX0006248302	12/7/2005	Dex Media, Inc.
Clinton, IA, yellow pages telephone directory, use through April 2006.	Text	TX0006179854	6/24/2005	Dex Media, Inc.
Cloquet/Barnum--Carlton/Moose Lake including Brimson, Brookston, Cotton use through June 2006.	Text	TX0006187686	7/26/2005	Dex Media, Inc.
Clovis, NM, Portales yellow pages telephone directory, use through March 2006.	Text	TX0006148413	4/6/2005	Dex Media, Inc.
Cochise County, AZ, telephone directory, use through January 2006.	Text	TX0006109703	2/25/2005	Dex Media, Inc.
Colorado Springs, CO, and the Pikes Peak region telephone directory, use through January 2006.	Text	TX0006111577	2/28/2005	Dex Media, Inc.
Colville, WA, Laurier, Marcus & others telephone Directory, use through October 2006	Text	TX0006231955	10/24/2005	Dex Media, Inc.
Corvallis, OR, and surrounding area, alphabetical listings for Albany, telephone directory, use through November 2006.	Text	TX0006248392	12/7/2005	Dex Media, Inc.
Corvallis, OR, telephone directory, use through November 2006.	Text	TX0006275121	1/17/2006	Dex Media, Inc.
Council Bluffs, IA, telephone directory, use through June 2006.	Text	TX0006187981	7/26/2005	Dex Media, Inc.
Craig, CO, Meeker, Steamboat Springs, telephone directory, through August 2006.	Text	TX0006268451	12/23/2005	Dex Media, Inc.
Decorah, IA, Elkader, West Union, and surrounding area telephone directory, use through January 2006.	Text	TX0006109391	1/28/2005	Dex Media, Inc.
Denver, CO, telephone directory, use through December 2006.	Text	TX0006304419	2/16/2006	Dex Media, Inc.
Denver, CO, telephone directory, use through December 2006.	Text	TX0006304420	2/16/2006	Dex Media, Inc.
Denver, CO, telephone directory, use through December 2006.	Text	TX0006304421	2/16/2006	Dex Media, Inc.
Denver, CO, telephone directory, use through December 2006.	Text	TX0006304422	2/16/2006	Dex Media, Inc.
Des Moines, IA, Ames, telephone directory, use through November 2006.	Text	TX0006268432	12/28/2005	Dex Media, Inc.
Des Moines, IA and surrounding area telephone directory, use through Novvember 2006.	Text	TX0006271889	12/27/2005	Dex Media, Inc.
Dickinson, ND, and surrounding area, telephone directory, use through February 2006.	Text	TX0006114246	2/28/2005	Dex Media, Inc.
Dubuque, IA, telephone directory, through September 2006.	Text	TX0006268452	12/23/2005	Dex Media, Inc.
Durango, CO, Cortez, telephone directory, use through May 2006.	Text	TX0006176179	6/24/2005	Dex Media, Inc.
East central Minnesota--Almelund, Braham--use through April 2006.	Text	TX0006159825	4/21/2005	Dex Media, Inc.
East County, OR, telephone directory, use through February 2006.	Text	TX0006127575	3/11/2005	Dex Media, Inc.
East Tucson, AZ, Davis Monthan Air Force Base, Corona de Tucson, Mt. Lemmon, complete Tucson business & residential white pages, use through January 2006.	Text	TX0006118823	2/28/2005	Dex Media, Inc.
East Valley, AZ, area telephone directory, use through September 2006	Text	TX0006247529	10/24/2005	Dex Media, Inc.
East Valley, AZ, telephone directory, use through September 2006.	Text	TX0006248308	12/7/2005	Dex Media, Inc.
Eastern Montana, telephone directory, use through December 2006.	Text	TX0006297688	1/9/2006	Dex Media, Inc.
Edina, MN, St. Louis Park community edition yellow pages telephone directory, use through April 2006.	Text	TX0006177704	6/24/2005	Dex Media, Inc.
Englewood, CO, Littleton, Centennial, telephone directory, use through June 2006.	Text	TX0006196808	7/26/2005	Dex Media, Inc.
Estes Park--Allenspark/Glen Haven use through June 2006.	Text	TX0006187687	7/26/2005	Dex Media, Inc.
Eugene, OR, Springfield, Land County, telephone directory, use through June 2006.	Text	TX0006199113	7/17/2005	Dex Media, Inc.
Eugene, OR, Springfield telephone directory, use through June 2006.	Text	TX0006204834	7/17/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Evanston, WY, Kemmerer and surrounding area, telephone directory, use through October 2006.	Text	TX0006248301	12/7/2005	Dex Media, Inc.
Evergreen, CO, telephone directory, use through January 2006.	Text	TX0006109655	2/28/2005	Dex Media, Inc.
Fargo, ND, Moorhead telephone directory, use through March 2006.	Text	TX0006148494	4/21/2005	Dex Media, Inc.
Faribault, MN, Northfield, Owatonna, telephone directory, use through October 2006	Text	TX0006268453	12/27/2005	Dex Media, Inc.
Farmington, NM, telephone directory, use through Feburary 2006.	Text	TX0006111559	2/28/2005	Dex Media, Inc.
Fergus Falls, MN, and surrounding area, telephone directory, September 2006.	Text	TX0006261856	12/23/2005	Dex Media, Inc.
Flagstaff, AR, and surrounding area, telphone directory, use through May 2006.	Text	TX0006199111	7/17/2005	Dex Media, Inc.
Florence, OR, telephone directory, use through May 2006.	Text	TX0006173735	5/20/2005	Dex Media, Inc.
Forest Lake, MN, area telephone directory, use through September 2006.	Text	TX0006268433	12/22/2005	Dex Media, Inc.
Fort Collins, CO, and surrounding area telephone directory, use through January 2006.	Text	TX0006111576	2/28/2005	Dex Media, Inc.
Fort Madison, IA, Keokuk, telephone directory, use through February 2006.	Text	TX0006114244	2/28/2005	Dex Media, Inc.
Fremont, NE, and surrounding area, telephone directory, use through July 2006.	Text	TX0006288931	12/23/2005	Dex Media, Inc.
Gallup, AZ, Grants telephone directory, use through March 2006.	Text	TX0006127071	4/11/2005	Dex Media, Inc.
Getaways : 2006 vacation planner.	Text	TX0006339495	2/17/2006	Dex Media, Inc.
Glacial Lakes, SD, area, telephone directory, use through December 2006.	Text	TX0006310028	2/16/2006	Dex Media, Inc.
Glasgow, MT and Northern Montana telephone Directory, use through September 2006.	Text	TX0006231954	10/24/2005	Dex Media, Inc.
Glenwood, MN, Starbuck, telephone directory, use through June 2006.	Text	TX0006190351	7/26/2005	Dex Media, Inc.
Globe, AZ, Miami, Superior and surrounding area telephone directory, use through March 2006.	Text	TX0006148354	4/26/2005	Dex Media, Inc.
Grafton, SD and surrounding area telephone direcotry, use throught April 2006.	Text	TX0006161908	4/21/2005	Dex Media, Inc.
Grand Forks, ND, East Grand Forks, and surrounding area, telephone directory, use through August 2006.	Text	TX0006288930	12/23/2005	Dex Media, Inc.
Grand Island, IA, telephone directory, use through July 2006.	Text	TX0006268420	12/27/2005	Dex Media, Inc.
Grand Junction, UT, telephone directory, use through April 2006.	Text	TX0006148303	4/21/2005	Dex Media, Inc.
Grand Rapids, MI, telephone directory, use through August 2006.	Text	TX0006275171	12/23/2005	Dex Media, Inc.
Grant Pass, OR, telphone directory, use through June 2006.	Text	TX0006239252	9/27/2005	Dex Media, Inc.
Great Falls, MT, telephone directory, use through September 2006.	Text	TX0006248311	12/7/2005	Dex Media, Inc.
Greater Albuquerque, NM, PLUS-including Rio Rancho, Los Lunas, Belen, use through December 2006.	Text	TX0006261851	1/17/2006	Dex Media, Inc.
Greater Eastside, WA, telephone directory, use throught September 2006.	Text	TX0006247525	10/24/2005	Dex Media, Inc.
Greater Northwest Valley, AZ, telephone directory, use through September 2006.	Text	TX0006243996	10/24/2005	Dex Media, Inc.
Greater Snohomish County, WA, telephone directory, use through March 2006.	Text	TX0006148409	4/26/2005	Dex Media, Inc.
Greater southwest valley and south central Phoenix, AZ telephone directory, use through September 2006.	Text	TX0006248343	12/7/2005	Dex Media, Inc.
Greater Westside, OR, telephone directory, use through February 2006.	Text	TX0006127609	3/11/2005	Dex Media, Inc.
Greeley, CO, Windsor, telephone directory, through September 2006.	Text	TX0006268449	12/23/2005	Dex Media, Inc.
Gunnison, MT, telephone directory, use through November 2006.	Text	TX0006268431	11/27/2005	Dex Media, Inc.
Heartland, NE, Lincoln and southeast Nebraska telephone directory, use through February 2006.	Text	TX0006162106	4/21/2005	Dex Media, Inc.
Helena, MT, and surrounding area, telephone directory, use through March 2006.	Text	TX0006154948	4/26/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Highland Park, MN, Summit Hill, telephone directory, use through September 2006.	Text	TX0006288909	12/23/2005	Dex Media, Inc.
Huron, SD, Mitchell, Pierre and surrounding area telephone directory, use through March 2006.	Text	TX0006162107	4/21/2005	Dex Media, Inc.
Idaho Springs, CO, Black Hawk, Central City & others, telephone directory, use through March 2006.	Text	TX0006148300	4/21/2005	Dex Media, Inc.
Iowa City, IA telephone directory, use through November 2006.	Text	TX0006268419	12/27/2005	Dex Media, Inc.
Iowa Falls, IA, Hampton and surrounding area telephone directory, use through April 2006.	Text	TX0006162935	4/21/2005	Dex Media, Inc.
Iowa Great Lakes, IA, yellow pages telephone directory, use through April 2006.	Text	TX0006179851	6/24/2005	Dex Media, Inc.
Jackson Hole, WY, telephone directory, use through June 2006.	Text	TX0006239256	9/27/2005	Dex Media, Inc.
Jackson, MN, Windom, telephone directory, use through November 2006.	Text	TX0006268444	12/27/2005	Dex Media, Inc.
Kitsap County, WA, telephone directory, use through July 2006.	Text	TX0006239259	9/27/2005	Dex Media, Inc.
Klamath Falls, OR, telephone directory, use through August 2006.	Text	TX0006239254	9/27/2005	Dex Media, Inc.
La Junta, CO, telephone directory, use through June 2006.	Text	TX0006195022	7/26/2005	Dex Media, Inc.
Lake Minnetonka, MN, community edition yellow pages telephone directory, use through April 2006.	Text	TX0006177705	6/24/2005	Dex Media, Inc.
Lakewood, CO, Golden, Wheat Ridge, telephone directory, use through June 2006.	Text	TX0006196810	7/26/2005	Dex Media, Inc.
Lamar, CO, and surrounding area, telephone directory, use through June 2006.	Text	TX0006190348	7/26/2005	Dex Media, Inc.
Lander, WY, Riverton, Crowheart & other telephone directory, use through February 2006.	Text	TX0006149804	3/31/2005	Dex Media, Inc.
Laramie, WY, telephone directory, use through December 2006.	Text	TX0006322610	2/16/2006	Dex Media, Inc.
Las Cruces, NM, telephone directory, use through March 2006.	Text	TX0006127574	3/11/2005	Dex Media, Inc.
Las Vegas/Raton area--Cimarron, Clayton, Mora, Springer--use through September 2006.	Text	TX0006247887	9/27/2005	Dex Media, Inc.
Le Sueur, NM, St. Peter telephone directory, use through June 2006.	Text	TX0006190367	7/26/2005	Dex Media, Inc.
Lewiston, WA, Clarkston, telephone directory, use through January 2006.	Text	TX0006118821	2/28/2005	Dex Media, Inc.
Lewistown, MT, telephone directory, use through August 2006.	Text	TX0006239306	9/27/2005	Dex Media, Inc.
Limon, CO, Burlington and surrounding area telephone directory, use through February 2006.	Text	TX0006111555	2/28/2005	Dex Media, Inc.
Little Falls, NM, telephone directory, use through February 2006.	Text	TX0006114243	2/28/2005	Dex Media, Inc.
Longmont, CO, telephone directory, use through May 2006.	Text	TX0006179720	6/24/2006	Dex Media, Inc.
Longview, WA, and surrounding area, telphone directory, use through June 2006.	Text	TX0006199112	7/17/2005	Dex Media, Inc.
Los Lunas, NM, Belen, telephone directory, use through June 2006.	Text	TX0006236265	9/27/2005	Dex Media, Inc.
Loveland, CO, Berthoud telephone directory, use through February 2006.	Text	TX0006162937	4/21/2005	Dex Media, Inc.
Maarshalltown, IA and surrounding area telephone direcotry, use throught April 2006.	Text	TX0006161909	4/21/2005	Dex Media, Inc.
Malad City, OR, Holbook, telephone directory, use through December 2006.	Text	TX0006272609	1/9/2006	Dex Media, Inc.
Mason City, IA, telephone directory, use through June 2006.	Text	TX0006190371	7/26/2005	Dex Media, Inc.
Medford, OR, Ashland, telephone directory, use through April 2006.	Text	TX0006148491	4/26/2005	Dex Media, Inc.
Medford, OR, Ashland, telephone directory, use through April 2006.	Text	TX0006173731	5/20/2005	Dex Media, Inc.
Metro Denver A-L, yellow pages, December 2006.	Text	TX0006292391	2/21/2006	Dex Media, Inc.
Metro Denver, CO, M-Z, yellow pages, use through December 2006.	Text	TX0006292402	2/21/2006	Dex Media, Inc.
Minneapolis A-Z and surrounding area, telephone directory, use through April 2006.	Text	TX0006172911	6/24/2005	Dex Media, Inc.
Minnesota northwest, telephone directory, use through April 2006.	Text	TX0006154942	4/21/2005	Dex Media, Inc.
Minnesota southwest, telephone directory, use through November 2006.	Text	TX0006268454	12/27/2005	Dex Media, Inc.
Missoula, and surrounding area, use through February 2006.	Text	TX0006107350	3/31/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Mohave County, CA, Colorado River area, telephone directory, use through November 2006.	Text	TX0006248386	12/7/2005	Dex Media, Inc.
Montrose, CO, Delta, Telluride, telephone directory, use through April 2006.	Text	TX0006176178	6/24/2005	Dex Media, Inc.
Morris, MN, telephone directory, use through June 2006.	Text	TX0006190350	7/26/2005	Dex Media, Inc.
Moses Lake, WA, Ephrata, Othello (including Royal City), Ritzville and surrounding area telephone directory, use through October 2006.	Text	TX0006248350	12/7/2005	Dex Media, Inc.
Mountain Home, ID, telephone directory, use through February 2006.	Text	TX0006118799	2/28/2005	Dex Media, Inc.
Muscatine, IA, yellow pages telephone directory, use through April 2006.	Text	TX0006179852	6/24/2005	Dex Media, Inc.
Nampa, ID, Caldwell, and surrounding area, use through January 2006.	Text	TX0006109389	2/25/2005	Dex Media, Inc.
Newport, OR, Lincoln City, telephone directory, use through June 2006.	Text	TX0006239258	9/27/2005	Dex Media, Inc.
Nogales, AZ, Rio Rico, telephone directory, use through November 2006.	Text	TX0006288999	1/9/2005	Dex Media, Inc.
Norfolk, NE, telephone directory, use through August 2006.	Text	TX0006275172	12/23/2005	Dex Media, Inc.
North Dakota, South Central telephone directory, use through June 2006.	Text	TX0006190369	7/26/2005	Dex Media, Inc.
North/northwest Tucson, AZ, area, telephone directory, use through January 2006.	Text	TX0006118827	2/28/2005	Dex Media, Inc.
North Platte, NE, McCook, telephone directory, use through October 2006.	Text	TX0006288928	12/23/2005	Dex Media, Inc.
Northeast, CO, and surrounding area, use through June 2006.	Text	TX0006187880	7/26/2005	Dex Media, Inc.
Northeastern Wyoming and surrounding area telephone directory, use through October 2006.	Text	TX0006272929	12/23/2005	Dex Media, Inc.
Northern Hills, SD, telephone directory, use through May 2006.	Text	TX0006176177	6/24/2005	Dex Media, Inc.
Northglenn, CO, Thornton, Commerce City ... [et al.], telephone directory, use through June 2006.	Text	TX0006196343	7/26/2005	Dex Media, Inc.
Northwest, MN, suburban area yellow pages telephone directory, use through April 2006.	Text	TX0006179857	6/24/2005	Dex Media, Inc.
Ogden, UT, North Davis and surrounding area, telphone directory, use through June 2006.	Text	TX0006199110	7/17/2005	Dex Media, Inc.
Ogden, UT, North Davis telephone directory, use through June 2006.	Text	TX0006189805	7/17/2005	Dex Media, Inc.
Okanogan Valley, WA, Grand Coulee Dam telephone directory, use through January 2005.	Text	TX0006109408	2/25/2005	Dex Media, Inc.
Olympia, WA, Lacey, Tumwater and surrounding area, telephone directory, use through September 2006.	Text	TX0006248387	12/7/2005	Dex Media, Inc.
Olympia, WA, Shelton telephone directory, use through September 2006.	Text	TX0006231949	10/24/2005	Dex Media, Inc.
Omaha, NB, Council Bluffs and surrounding areas, telephone directory, use through June 2006.	Text	TX0006247972	10/20/2005	Dex Media, Inc.
Omaha, NE, official directory, use through June 2006.	Text	TX0006193597	7/26/2005	Dex Media, Inc.
Omaha South, NE, Southwest, telephone directory.	Text	TX0006247844	10/20/2005	Dex Media, Inc.
Omaha South, Southwest, NE, telephone directory, use through June 2006.	Text	TX0006247843	9/27/2005	Dex Media, Inc.
O’Neill, NE, Valentine, telephone directory, use through October 2006.	Text	TX0006275165	12/23/2005	Dex Media, Inc.
Ottumwa, IA, telephone directory, use through March 2006.	Text	TX0006162936	4/21/2005	Dex Media, Inc.
Park City, UT, Heber City, Coalville ...[et al.], telephone directory, use through November 2006.	Text	TX0006248388	12/7/2005	Dex Media, Inc.
Park Rapids, MN, Staples, Wadena, telephone directory, through July 2006.	Text	TX0006268450	12/23/2005	Dex Media, Inc.
Payette, ID, telephone directory, use through May 2006.	Text	TX0006173734	5/20/2005	Dex Media, Inc.
Payson, AZ, Pine, Strawberry yellow pages telephone directory, use through March 2006.	Text	TX0006148414	4/26/2005	Dex Media, Inc.
Pendleton, OR, Athena, Weston, telephone directory, use through February 2006.	Text	TX0006127571	3/11/2005	Dex Media, Inc.
Phoenix, AZ, metro A-l, telephone directory, use through March 2006.	Text	TX0006173739	5/20/2005	Dex Media, Inc.
Phoenix, AZ, metro M-Z, telephone directory, use through March 2006.	Text	TX0006173738	5/20/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Phoenix, AZ, metro telephone directory, use through March 2006.	Text	TX0006173730	5/20/2005	Dex Media, Inc.
Pocatello, ID, telephone directory, use through June 2006.	Text	TX0006239257	9/27/2005	Dex Media, Inc.
Port Angeles, WA, Sequim, telephone directory, use through December 2006.	Text	TX0006289016	1/9/2006	Dex Media, Inc.
Port Townsend, WA, Port Ludlow, Brinnon & others, telephone directory, use through December 2006.	Text	TX0006289012	1/9/2006	Dex Media, Inc.
Portland, OR, telephone directory, use through December 2006.	Text	TX0006297754	1/17/2006	Dex Media, Inc.
Portland, WA, A-Z, telephone directory, use through December 2006.	Text	TX0006288986	1/12/2006	Dex Media, Inc.
Prescott, AZ, yellow pages telephone directory, use through April 2006.	Text	TX0006148410	4/25/2005	Dex Media, Inc.
Price, UT, Helper telephone directory, use through March 2006.	Text	TX0006148353	4/26/2005	Dex Media, Inc.
Provo, UT, Orem and surrounding area telephone directory, December 2006.	Text	TX0006261850	1/17/2006	Dex Media, Inc.
Provo, UT, Orem, telephone directory, use through December 2006.	Text	TX0006288970	1/17/2006	Dex Media, Inc.
Pueblo, CO, yellow pages telephone directory, use through April 2006.	Text	TX0006177707	6/24/2005	Dex Media, Inc.
Puyallup, WA, telephone directory, use through January 2006.	Text	TX0006118822	2/28/2005	Dex Media, Inc.
Quad cities, IL, telephone directory, use through October 2006.	Text	TX0006268416	12/23/2005	Dex Media, Inc.
Rapid City, SD, telephone directory, use through May 2006.	Text	TX0006179718	6/24/2005	Dex Media, Inc.
Rawlins, WY, Encampment, Hanna, Sartoga, telephone directory, use through May 2006.	Text	TX0006179790	6/24/2005	Dex Media, Inc.
Redwing, MN, yellow pages telephone directory, use through April 2006.	Text	TX0006179853	6/24/2005	Dex Media, Inc.
Rio Rancho, NM, Albuquerque west area, telephone directory, use through December 2006.	Text	TX0006288910	1/17/2006	Dex Media, Inc.
Rochester, MN and surrounding area telephone directory, use through March 2006.	Text	TX0006162108	4/21/2005	Dex Media, Inc.
Rock Springs, WV, Green River, Farson, Pinedale, telephone directory, use through October 2006.	Text	TX0006248389	12/7/2005	Dex Media, Inc.
Roseburg, OR, and surrounding area telephone directory, use through October 2006.	Text	TX0006248391	12/7/2005	Dex Media, Inc.
Roswell, NM, telephone directory, use through March 2006.	Text	TX0006148408	4/26/2005	Dex Media, Inc.
Salem, OR, Dallas, Woodburn telephone directory, use through June 2006.	Text	TX0006204835	7/17/2005	Dex Media, Inc.
Salem, OR, Keizer telephone directory, use through June 2006.	Text	TX0006185409	7/17/2005	Dex Media, Inc.
Buena Vista, IA, Fairplay, use through May 2006.	Text	TX0006176175	6/24/2005	Dex Media, Inc.
Salt Lake City, UT, telephone directory, use through September 2006	Text	TX0006305481	2/23/2006	Dex Media, Inc.
Salt Lake City, UT, telphone directory, use through September 2005.	Text	TX0006239250	9/27/2005	Dex Media, Inc.
Santa Fe, NM, Los Alamos, White Rock, ... et al., telephone directory, May 2006.	Text	TX0006185403	7/17/2005	Dex Media, Inc.
Sauk Centre, MN, telephone directory, use through June 2006.	Text	TX0006190349	7/26/2005	Dex Media, Inc.
Scottsdale, AZ, telephone directory, use through September 2006.	Text	TX0006244017	10/24/2005	Dex Media, Inc.
Seattle, WA metro, serving King County and south Snohomish County, use through May 2006.	Text	TX0006200599	7/17/2005	Dex Media, Inc.
Seattle, WA, metro telphone directory, use through June 2006.	Text	TX0006239251	9/27/2005	Dex Media, Inc.
Shelton, WA, telephone directory, use through September 2006.	Text	TX0006247526	10/24/2005	Dex Media, Inc.
Shenandoah, IA, telephone directory, use through November 2006.	Text	TX0006310029	2/16/2006	Dex Media, Inc.
Sidney, NE, Kimball, telephone directory, use through August 2006.	Text	TX0006275169	12/23/2005	Dex Media, Inc.
Silver City, NM, Deming, Lordsburg telephone directory, use through October 2006.	Text	TX0006248349	12/7/2005	Dex Media, Inc.
Sioux City, IA, and surrounding area, telephone directory, use through October 2006.	Text	TX0006268441	12/23/2005	Dex Media, Inc.
Sioux Falls, SD, telephone directory, use through August 2006.	Text	TX0006268410	12/27/2005	Dex Media, Inc.
Siouxland North, IA, telephone directory, use through October 2006.	Text	TX0006275170	12/23/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Siouxland South, IA, telephone directory, use through October 2006.	Text	TX0006275166	12/23/2005	Dex Media, Inc.
Socorro, NM, Bingham, Datil & others telephone directory, use through April 2006.	Text	TX0006148351	4/26/2005	Dex Media, Inc.
Soda Springs, ID, telephone directory, use through January 2006.	Text	TX0006109394	2/25/2005	Dex Media, Inc.
South Central, UT, telephone directory, use through May 2006.	Text	TX0006173733	5/20/2005	Dex Media, Inc.
South Jeffco, CO, Columbine Valley, telephone directory, use through June 2005.	Text	TX0006195024	7/26/2005	Dex Media, Inc.
South King County, WA, telephone directory, use through August 2006.	Text	TX0006243992	10/24/2005	Dex Media, Inc.
South of the River, MN, suburbs telephone directory, use through October 2006.	Text	TX0006261852	12/23/2005	Dex Media, Inc.
South Valley, UT, area telephone directory, use through January 2006.	Text	TX0006109654	2/25/2005	Dex Media, Inc.
Southern UT, telephone directory, use through May 2006.	Text	TX0006173736	5/20/2005	Dex Media, Inc.
Southwest suburban area Belle Plaine, MN, & others, community edition yellow pages telephone directory, use through April 2006.	Text	TX0006177706	6/24/2005	Dex Media, Inc.
Spokane, WA, Coeur d’Alene, telephone directory, use through September 2006.	Text	TX0006239314	9/27/2005	Dex Media, Inc.
Spokane, WA, Spokane Valley & Coeur d’Alene, ID, telephone directory, use through September 2006.	Text	TX0006246738	9/27/2005	Dex Media, Inc.
St. Cloud, MN, and surrounding area, telephone directory, use through February 2006.	Text	TX0006154950	4/21/2005	Dex Media, Inc.
St. Croix Valley, MN, telephone directory, use through September 2006.	Text	TX0006268434	12/22/2005	Dex Media, Inc.
St. Helens, OR telephne directory, June 2006	Text	TX0006200635	7/17/2005	Dex Media, Inc.
St. Paul, MN, telephone directory, use through September 2006.	Text	TX0006268411	12/27/2005	Dex Media, Inc.
Storm Lake, IA, Cherokee, and surrounding area, telephone directory, use through March 2006.	Text	TX0006154941	4/21/2005	Dex Media, Inc.
Summit County, CO, telephone directory, use through November 2006.	Text	TX0006268418	12/27/2005	Dex Media, Inc.
Tacoma, WA, and surrounding area, DuPont, Fife, Fircrest, telephone directory, use through January 2006.	Text	TX0006118826	2/28/2005	Dex Media, Inc.
Taos, NM, telephone directory, use through July 006.	Text	TX0006239307	9/27/2005	Dex Media, Inc.
Tillamook County, OR, telephone directory, use through June 2006.	Text	TX0006187614	7/17/2005	Dex Media, Inc.
Tooele, UT, Dugway, Grantsvile, Ibapath, NV ... [et al.], telephone directory, use through November 2006.	Text	TX0006248385	12/7/2005	Dex Media, Inc.
Tri-cities regional, WA, telephone directory, use through August 2006.	Text	TX0006236030	9/27/2005	Dex Media, Inc.
Trinidad, CO, telephone directory, use through May 2006.	Text	TX0006176174	6/24/2005	Dex Media, Inc.
Tucson, AZ, telephone directory, use through September 2006.	Text	TX0006243906	10/24/2005	Dex Media, Inc.
Tucson, AZ, telephone directory, use through September 2006.	Text	TX0006231902	10/24/2005	Dex Media, Inc.
Tucumcari, NM, Conchas Dam, Logan & others telephone directory, use through October 2006.	Text	TX0006248300	12/7/2005	Dex Media, Inc.
Twin Cities, MN, Dex plus yellow pages telephone directory, use through April 2006.	Text	TX0006179856	6/24/2005	Dex Media, Inc.
Twin Falls, ID, Burley, telephone directory, use through April 2006.	Text	TX0006154949	4/26/2005	Dex Media, Inc.
Twin Ports, MN, telephone directory, use through June 2006.	Text	TX0006193642	7/26/2005	Dex Media, Inc.
Uintah Basin, UT, telephone directory, use through February 2006.	Text	TX0006118798	2/28/2005	Dex Media, Inc.
University of Nebraska-Lincoln student directory 2005-2006.	Text	TX0006289303	12/18/2005	Dex Media, Inc.
Wahpeton, ND, Breckenridge and surrounding area, telephone directory, use through September 2006.	Text	TX0006288929	12/23/2005	Dex Media, Inc.
Walla Walla, WA, telephone directory, use through March 2006.	Text	TX0006148490	4/26/2005	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Walsenburg, CO, Gardner, La Veta-Cuchara, telephone directory, use through June 2006.	Text	TX0006190352	7/26/2005	Dex Media, Inc.
Waterloo, IA, Cedar Falls telephone directory, use through June 2006.	Text	TX0006187983	7/26/2005	Dex Media, Inc.
Webster City, IA, Clarion, Eagle Grove, telephone directory, use through December 2006.	Text	TX0006310030	2/16/2006	Dex Media, Inc.
West Area, UT, telephone directory, use through January 2006.	Text	TX0006118800	2/28/2005	Dex Media, Inc.
Western suburbs, IA, telephone directory, use through May 2006	Text	TX0006176176	6/24/2005	Dex Media, Inc.
White Bear Lake, MN, area telephone directory, use through September 2006.	Text	TX0006268435	12/22/2005	Dex Media, Inc.
Wickenburg, AZ, Aguila, Circle City & others, telephone directory, use through February 2006.	Text	TX0006118797	2/28/2005	Dex Media, Inc.
Williston, ND, telephone directory, use through April 2006.	Text	TX0006148357	4/21/2005	Dex Media, Inc.
Litchfield, MN, Montevideo, Willmar and surrounding area, use through April 2006.	Text	TX0006179850	6/24/2005	Dex Media, Inc.
Winona, IA, telephone directory, use through October 2006.	Text	TX0006275173	12/23/2005	Dex Media, Inc.
Winslow, AZ, Holbrook, Joseph City telephone directory, use through April 2006.	Text	TX0006148352	4/26/2005	Dex Media, Inc.
Winter Park, CO, telephone directory, use through October 2006.	Text	TX0006271764	12/23/2005	Dex Media, Inc.
Yakima Valley, WA, telephone directory, use through January 2006.	Text	TX0006109702	2/25/2005	Dex Media, Inc.
Yankton, SD, Vermillion telephone directory, use through November 2006.	Text	TX0006268417	12/27/2005	Dex Media, Inc.
Yuma, AZ, yellow pages telephone directory, use through March 2006.	Text	TX0006148417	4/26/2005	Dex Media, Inc.
Aberdeen, IN, Hoquiam, Raymond, South Bend, telephone directory, use through April 2007.	Text	TX0006340822	4/21/2006	Dex Media, Inc.
Aberdeen, SD, telephone directory, use through September 2007.	Text	TX0006435131	10/6/2006	Dex Media, Inc.
Alamogordo & others, telephone directory, use through April 2007.	Text	TX0006342724	5/31/2006	Dex Media, Inc.
Alamosa, CO, yellow pages telephone directory, use through June 2007.	Text	TX0006403219	6/26/2006	Dex Media, Inc.
Albany, OR, and surrounding area telephone directory, use through Oct. 2007.	Text	TX0006483518	11/7/2006	Dex Media, Inc.
Albert Lea/Austin and surrounding area, use through June 2007.	Text	TX0006372867	6/13/2006	Dex Media, Inc.
Albuquerque, NM, Bernalillo, Corrales and others, telephone directory, December 2007.	Text	TX0006507659	2/2/2007	Dex Media, Inc.
Algona, IA, Humboldt and surrounding area, telephone directory, use through April 2007.	Text	TX0006352085	5/17/2006	Dex Media, Inc.
Alliance, NE, Chadron, Bridgeport, Crawford ... [et al.], telephone directory, February 2007.	Text	TX0006351990	4/28/2006	Dex Media, Inc.
Apache Junction/East Mesa, AZ, Gold Canyon Ranch, telephone directory, use through September 2007.	Text	TX0006444914	10/6/2006	Dex Media, Inc.
Artesia, MN, and surrounding area, telephone directory, use through June 2007.	Text	TX0006402840	6/26/2006	Dex Media, Inc.
Arvada, CO, Broomfield, Westminster telephone directory, use through 2007.	Text	TX0006426718	8/30/2006	Dex Media, Inc.
Aspen, CO, Glenwood Springs and surrounding area telephone directory, use through October 2007.	Text	TX0006450383	11/7/2006	Dex Media, Inc.
Atlantic, IA, and surrounding area, telephone directory, use through February 2007.	Text	TX0006336413	4/28/2006	Dex Media, Inc.
Aurora, CO, Montbello, DIA, & others, telephone directory, June 2007.	Text	TX0006403385	7/17/2006	Dex Media, Inc.
Bainbridge Island, WA, Poulsbo and Suquamish, telephone directory, use through June 2007.	Text	TX0006406982	7/17/2006	Dex Media, Inc.
Baker City, OR, La Grande areas, telephone directory, May 2007.	Text	TX0006360052	5/31/2006	Dex Media, Inc.
Bellingham, WA, telephone directory, use through February 2007.	Text	TX0006336979	4/21/2006	Dex Media, Inc.
Big Horn Basin, WY, telephone directory, use through July 2007.	Text	TX0006426725	8/30/2006	Dex Media, Inc.
Billings, MT, telephone directory, use through January 2007.	Text	TX0006305412	2/23/2006	Dex Media, Inc.
Bismarck, ND, Mandan, telephone directory, use through December 2007.	Text	TX0006499859	1/16/2007	Dex Media, Inc.
Boise, ID, Nampa, Caldwell, telephone directory, use through January 2007.	Text	TX0006288912	1/17/2006	Dex Media, Inc.
Boise, IL, Nampa, telephone directory, use through January 2007.	Text	TX0006272969	1/17/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Boulder, CO, Lafayette, Louisville & others, telephone directory 2007.	Text	TX0006507715	2/2/2007	Dex Media, Inc.
Boulder, CO, Longmont, telephone directory, use through December 2007.	Text	TX0006507705	2/2/2007	Dex Media, Inc.
Bozeman, MT, and surrounding area, use through June 2007.	Text	TX0006403316	6/26/2006	Dex Media, Inc.
Brainerd Lakes, MN, yellow pages telephone directory, use through June 2007.	Text	TX0006403220	6/26/2006	Dex Media, Inc.
Brighton, CO, telephone directory, use through January 2007.	Text	TX0006336853	4/28/2006	Dex Media, Inc.
Buffalo, MN, Big Lake, Monticello, and surrounding area telephone directory, use through November 2007.	Text	TX0006493352	1/5/2007	Dex Media, Inc.
Burlington, IA, Mt. Pleasant, Danville & others, telephone directory, use through January 2007.	Text	TX0006329605	4/272006	Dex Media, Inc.
Butte, MT, and surrounding area, telephone directory, use through May 2007.	Text	TX0006342720	5/31/2006	Dex Media, Inc.
Cache Valley, UT, telephone directory, use through August 2007.	Text	TX0006426724	8/30/2006	Dex Media, Inc.
Canon City, CO, Florence, Hillside, and others, telephone directory, use through May 2007.	Text	TX0006357708	6/15/2006	Dex Media, Inc.
Carroll, IA, Glidden, Halbur, Ralston, telephone directory, use through January 2007.	Text	TX0006329604	4/27/2006	Dex Media, Inc.
Casa Grande, AZ, telephone directory, use through February 2007.	Text	TX0006305411	2/23/2006	Dex Media, Inc.
Casper, WY, telephone directory, use through July 2007.	Text	TX0006426722	8/30/2006	Dex Media, Inc.
Castle Rock, CO, Parker, telephone directory, use through January 2007.	Text	TX0006336854	4/28/2006	Dex Media, Inc.
Cedar Rapids, IA and surrounding area, telephone directory, use through April 2007.	Text	TX0006352089	5/17/2006	Dex Media, Inc.
Central and downtown Denver, CO, telephone directory, through June 2007.	Text	TX0006399808	7/17/2006	Dex Media, Inc.
Central Oregon, Bend, Black Butte, Camp Sherman, La Pine Madras, Prineville, Redmond, Sisters, Sunriver, use through March 2007.	Text	TX0006336850	4/21/2006	Dex Media, Inc.
Central Oregon, telephone directory, use through March 2007.	Text	TX0006336985	4/21/2006	Dex Media, Inc.
Central/southwest Tucson, AZ, area telephone directory, use through January 2007.	Text	TX0006299847	2/23/2006	Dex Media, Inc.
Centralia, WA, Chehalis, serving Lewis County, use through December 2007.	Text	TX0006542251	1/5/2007	Dex Media, Inc.
Chandler/Gilbert, AZ, Higley, Sun Lakes, Queen Creek, telephone directory, use through September 2007.	Text	TX0006444916	10/6/2006	Dex Media, Inc.
Cheyenne, WY, telephone directory, February 2007.	Text	TX0006351991	4/27/2006	Dex Media, Inc.
Chisholm, MN, Hibbing, telephone directory, use through September 2007.	Text	TX0006435138	10/6/2006	Dex Media, Inc.
Clackamas County, OR, telephone directory, use through February 2007.	Text	TX0006319869	3/27/2006	Dex Media, Inc.
Clark County-Vancouver and surrounding area--use through December 2007.	Text	TX0006546736	1/5/2007	Dex Media, Inc.
Cle Elum, WA, Easton, Roslyn, telephone directory, use through August 2007.	Text	TX0006426715	8/30/2006	Dex Media, Inc.
Clifton, NM, Duncan, Morenci, Pima, Thatcher, Virden, telephone directory, use through November 2007.	Text	TX0006538754	1/5/2007	Dex Media, Inc.
Clinton, IA, Camanche, Maquoketa and surrounding area, telephone directory, use throught April 2007.	Text	TX0006352087	5/17/2006	Dex Media, Inc.
Cloquet, MN, Barnum, Carlton/Moose Lake ... [et al.], telephone directory, use through June 2007.	Text	TX0006373356	6/13/2006	Dex Media, Inc.
Clovis, NM, Portales, telephone directory, use through March 2007.	Text	TX0006333551	4/21/2006	Dex Media, Inc.
Cochise County, AZ, telephone directory, use through January 2007.	Text	TX0006288992	1/17/2006	Dex Media, Inc.
Colorado City, UT, Fredonia, AZ & Mesquite, NV, telephone directory, use through May 2007.	Text	TX0006342719	5/31/2006	Dex Media, Inc.
Colorado Springs, CO, telephone directory, use through January 2007.	Text	TX0006336403	4/27/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant

Colorado Springs, CO, telephone directory, use through January 2007.	Text	TX0006336412	4/28/2006	Dex Media, Inc.
Colville, WA, and surrounding area telephone directory, use through October 2007.	Text	TX0006444913	10/6/2006	Dex Media, Inc.
Corvallis, CO, and surrounding area, alphabetical listings for Albany and surrounding area, use through Oct. 2007.	Text	TX0006483516	11/7/2006	Dex Media, Inc.
Council Bluffs, IA & surrounding areas telephone directory, June 2007.	Text	TX0006399774	7/17/2006	Dex Media, Inc.
Craig, CO, Meeker, Steamboat Springs telephone directory, use through August 2007.	Text	TX0006426721	8/30/2006	Dex Media, Inc.
Davenport, IA, Bettendorf, Scott County telephone directory, use through October 2007.	Text	TX0006450386	11/7/2006	Dex Media, Inc.
Decorah, IA, Elkader, West Union and surrounding area, telephone directory, use through January 2007.	Text	TX0006329602	4/27/2006	Dex Media, Inc.
Denver, CO, covering the metro area (south) Plus telephone directory, use through December 2007.	Text	TX0006505993	2/2/2007	Dex Media, Inc.
Denver, CO, covering the Metro area, telephone directory, use through December 2007.	Text	TX0006505955	2/2/2007	Dex Media, Inc.
Denver, CO, metro area (east) telephone directory, use through December 2007.	Text	TX0006507709	2/2/2007	Dex Media, Inc.
Denver, CO, metro area (west) telephone directory, use through December 2007.	Text	TX0006507708	2/2/2007	Dex Media, Inc.
Des Moines, IA, and surrounding area, telephone directory, use through November 2007.	Text	TX0006493357	1/5/2007	Dex Media, Inc.
Detroit Lakes, MI, telephone directory, use through 2007.	Text	TX0006357693	6/15/2006	Dex Media, Inc.
Detroit Lakes, MN, and surrounding area, telephone directory, use through May 2006.	Text	TX0006309112	3/1/2006	Dex Media, Inc.
Dex Plus-Twin Cities, MN, Minneapolis and surrounding area/Dex Plus-Twin Cities, St. Paul and surround area, use through April 2007.	Text	TX0006363132	5/17/2006	Dex Media, Inc.
Dickinson, NC, telephone directory, February 2007.	Text	TX0006351989	4/28/2006	Dex Media, Inc.
Dubuque, IA, telephone directory, use through September 2007.	Text	TX0006435132	10/6/2006	Dex Media, Inc.
Durango, CO, Cortez, telephone directory, use through May 2007.	Text	TX0006357682	6/15/2006	Dex Media, Inc.
East Central Minnesota, telephone directory, use through 2007.	Text	TX0006336347	4/27/2006	Dex Media, Inc.
East County, OR, telephone directory, use through February 2007.	Text	TX0006319866	3/27/2006	Dex Media, Inc.
East Tucson, AZ, area telephone directory, use through January 2007.	Text	TX0006299846	2/23/2006	Dex Media, Inc.
East Valley, AZ, telephone directory, use through September 2007.	Text	TX0006449537	10/27/2006	Dex Media, Inc.
East Valley PLUS, and surrounding area, use through September 2007.	Text	TX0006434775	10/6/2006	Dex Media, Inc.
Eastern Montana, telephone directory, use through December 2007.	Text	TX0006538755	1/5/2007	Dex Media, Inc.
Edina, MO, St. Louis Park, telephone directory, use through April 2007.	Text	TX0006346520	5/16/2006	Dex Media, Inc.
Englewood, CO, Littleton, Centennial, Highlands Ranch, South Metro Denver, telephone directory, use through June 2007.	Text	TX0006399802	7/17/2006	Dex Media, Inc.
Estes Park, Allenspark, Glen Haven and surrounding area, use through June 2007.	Text	TX0006372868	6/13/2006	Dex Media, Inc.
Eugene, OR, Springfield, Lane County telephone directory, June 2007.	Text	TX0006369892	6/13/2006	Dex Media, Inc.
Eugene/Springfield plus - use through June 2007.	Text	TX0006374163	6/13/2006	Dex Media, Inc.
Evanston/Demmerer--and surrounding area, telephone directory, use through October 2007.	Text	TX0006455399	11/7/2006	Dex Media, Inc.
Evergreen, CO, telephone directory, use through January 2007.	Text	TX0006336856	4/28/2006	Dex Media, Inc.
Fargo, ND, Moorhead, telephone directory, use through March 2007.	Text	TX0006336418	4/27/2006	Dex Media, Inc.
Faribault, MN, Owatonna telephone directory, use through October 2007.	Text	TX0006450301	11/7/2006	Dex Media, Inc.
Farmington, NM, Aztec, Blanco & others, telephone directory, use through February 2007.	Text	TX0006337696	4/28/2006	Dex Media, Inc.
Fergus Falls, MN, telephone directory, use through September 2007.	Text	TX0006450380	11/7/2006	Dex Media, Inc.
Flagstaff, AZ, and surrounding area, telephone directory, use through May 2007.	Text	TX0006342725	5/31/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Flagstaff plus and surrounding areas use through May 2007.	Text	TX0006374162	6/13/2006	Dex Media, Inc.
Florence - Mapleton, Reedsport, Yachats and surrounding area use through June 2007.	Text	TX0006374164	6/13/2006	Dex Media, Inc.
Forest Lake, WY, Almelund, Center City & others, area telephone diectory, use through September 2007.	Text	TX0006460331	11/7/2006	Dex Media, Inc.
Fort Collins, CO, telephone directory, use through February 2007.	Text	TX0006336348	4/28/2006	Dex Media, Inc.
Fort Madison, IA, Keokuk, Denmark & others, telephone directory, use through February 2007.	Text	TX0006329603	4/27/2006	Dex Media, Inc.
Fremont, NE, telephone directory, use through July 2007.	Text	TX0006426720	8/30/2006	Dex Media, Inc.
Gallup, AZ, Grants, Laguna Acoms, Sanders, telephone directory, use through March 2007.	Text	TX0006340806	4/21/2006	Dex Media, Inc.
Glacial Lakes. MN, and surrounding area telephone directory, use through November 2007.	Text	TX0006493351	1/5/2007	Dex Media, Inc.
Glasgow and northeastern Montana, telephone directory, use through September 2007.	Text	TX0006444915	10/6/2006	Dex Media, Inc.
Glenwood, MN, Starbuck telephone directory, use through June 2007.	Text	TX0006373289	6/13/2006	Dex Media, Inc.
Globe, AZ, Miami, Superior and surrounding area telephone directory, use through March 2007.	Text	TX0006329600	4/21/2006	Dex Media, Inc.
Grafton, OH and surrounding area, telephone directory, use through April 2007.	Text	TX0006352083	5/17/2006	Dex Media, Inc.
Grand Island, NE, & Hastings, Kearney telephone directory, July 2007.	Text	TX0006399775	7/17/2006	Dex Media, Inc.
Grand Juction, CO, telephone directory, use through April 2007.	Text	TX0006336417	4/28/2006	Dex Media, Inc.
Grand Rapids, MN, telephone directory, use through August 2007.	Text	TX0006435136	10/10/2006	Dex Media, Inc.
Grants Pass, OR, Medford plus yellow pages telephone directory, use through June 2007.	Text	TX0006403226	6/26/2006	Dex Media, Inc.
Grants Pass, OR, Rogue River, telephone directory, use through June 2007.	Text	TX0006403285	6/26/2006	Dex Media, Inc.
Great Falls, MT, and north central Montana, telephone directory, use through September 2007.	Text	TX0006412967	9/13/2006	Dex Media, Inc.
Greater Albuquerque, NM, including Rio Rancho, Los Lunas, Belen, Village of Los Ranchos, telephone directory, use through December 2007.	Text	TX0006499857	1/16/2007	Dex Media, Inc.
Greater Eastside, WA, telephone directory, use through September 2007.	Text	TX0006449542	10/6/2006	Dex Media, Inc.
Greater Northwest Valley and North Central Phoenix, AZ, telephone directory, September 2007.	Text	TX0006433244	10/6/2006	Dex Media, Inc.
Greater Northwest Valley, AZ Telephone Directory 2007103663 North Central Phoenix.	Text	TX0007357008	5/3/2011	Dex Media, Inc.
Greater Snohomish County, telephone directory, use through 2007.	Text	TX0006340823	4/21/2006	Dex Media, Inc.
Greater Southwest Valley, AZ Telephone Directory 2007 103662 South Central Phoenix.	Text	TX0007357018	5/3/2011	Dex Media, Inc.
Greater Westside, OR, telephone directory, use through February 2007.	Text	TX0006319868	3/27/2006	Dex Media, Inc.
Greeley, CO, Windsor, telephone directory, use through September 2007.	Text	TX0006435169	10/6/2006	Dex Media, Inc.
Gunnison, CO, Crested Butte, Lake City, Mt. Crested Butte, telephone directory, use through November 2007.	Text	TX0006493345	1/5/2007	Dex Media, Inc.
Helena, MT, telephone directory, use through March 2007.	Text	TX0006358273	5/31/2006	Dex Media, Inc.
Idaho Falls, ID, telephone directory, use through January 2007.	Text	TX0006305413	2/23/2006	Dex Media, Inc.
Idaho Springs, CO, Black Hawk, Central City & others, telephone directory use through March 2007.	Text	TX0006336346	4/28/2006	Dex Media, Inc.
Iowa City, IA, and surrounding area telephone directory, use through November 2007.	Text	TX0006493353	1/5/2007	Dex Media, Inc.
Iowa Falls, IA, Hampton and surrounding area, telephone directory, use through April 2007.	Text	TX0006329608	4/28/2006	Dex Media, Inc.
Iowa Great Lakes, IA, telephone directory,	Text	TX0006357692	6/15/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Jackson Hole, WY, Grand Teton, Yellowstone National Parks & others, telephone directory, use through June 2007.	Text	TX0006402842	6/26/2006	Dex Media, Inc.
Jackson, MN, Windom, and surrounding area telephone directory, use through November 2007.	Text	TX0006493346	1/5/2007	Dex Media, Inc.
Kitsap Peninsula, WA, Gig Harbor, Key Peninsula & others, telephone directory, use through July 2007.	Text	TX0006403386	7/17/2006	Dex Media, Inc.
Klamath Falls, OR, telphone directories, use through August 2007.	Text	TX0006426723	8/30/2006	Dex Media, Inc.
LaJunta, CO and surrounding area, telephone directory, use through June 2007.	Text	TX0006373291	6/13/2006	Dex Media, Inc.
Lamar, CO, and surrounding area, telephone directory, use through June 2007.	Text	TX0006373292	6/13/2006	Dex Media, Inc.
Lander, WY, telephone directory, use through February 2007.	Text	TX0006305410	2/23/2006	Dex Media, Inc.
Laramie, WY, Rock River, telephone directory, use throught December 2007.	Text	TX0006542247	1/5/2007	Dex Media, Inc.
Las Cruces, NM, Anapra, Anthony & others telephone directory, use through March 2007.	Text	TX0006371583	3/27/2006	Dex Media, Inc.
Las Vegas/Raton, and surroudning area, telephone directory, use through September 2007.	Text	TX0006445325	10/6/2006	Dex Media, Inc.
Le Sueur/St. Peter and surrounding area, use through June 2007.	Text	TX0006372866	6/13/2006	Dex Media, Inc.
Legal writing : ethical and professional considerations.	Text	TX0006360133	5/23/2006	Dex Media, Inc.
Lewiston, WA, Clarkston, telephone directory, use through January 2007.	Text	TX0006305479	2/23/2006	Dex Media, Inc.
Limon, CO, Burlington, and surrounding area, telephone directory, use through February 2007.	Text	TX0006336345	4/28/2006	Dex Media, Inc.
Lincoln, NE, Heartland, telephone directory, use through February 2007.	Text	TX0006336857	4/28/2006	Dex Media, Inc.
Litchfiled, MN, Montevideo/Willmar and surrounding area, telephone directory, use through April 2007.	Text	TX0006352086	5/17/2006	Dex Media, Inc.
Little Falls, NM, Pierz, Royalton, Swanville, telephone directory, use through February 2007.	Text	TX0006337698	4/28/2006	Dex Media, Inc.
Longmont, CO, Dacono, Erie, & others, telephone directory, use through May 2007.	Text	TX0006357679	6/15/2006	Dex Media, Inc.
Longview, OR and surrounding area telephone directory, June 2007.	Text	TX0006369890	6/13/2006	Dex Media, Inc.
Loveland, CO, Berthoud, telephone directory, use through February 2007.	Text	TX0006336981	4/28/2006	Dex Media, Inc.
Los Lunas, NM, Belen telephone directory, use through June 2007.	Text	TX0006426717	8/30/2006	Dex Media, Inc.
Malad City/Hollbrook, telephone directory, December 2007.	Text	TX0006600378	7/11/2007	Dex Media, Inc. d.b.a. Dex
Marshalltown, IA and surrounding area, telephone directory, use through March 2007.	Text	TX0006337697	4/28/2006	Dex Media, Inc.
Mason City, IA, Charles City/Clear Lake ... [et al.], telephone directory, use through June 2007.	Text	TX0006373357	6/13/2006	Dex Media, Inc.
Medford, OR, Ashland, and surrounding area, telephone directory, use through April 2007.	Text	TX0006342726	5/31/2006	Dex Media, Inc.
Medford, OR, Ashland PLUS and surrounding area, telephone directory, use through April 2007.	Text	TX0006342718	5/31/2006	Dex Media, Inc.
Metro Denver, CO, A-Z telephone directory, use through December 2007.	Text	TX0006493359	1/5/2007	Dex Media, Inc.
Minneapolis, MN, A-Z and surrounding area, telephone directory, use through April 2007.	Text	TX0006352137	5/17/2006	Dex Media, Inc.
Minnesota northwest, telephone directory, use through April 2007.	Text	TX0006329607	4/28/2006	Dex Media, Inc.
Minnesota Southwest, MN, including Luverne, Marshall, Pipestone, Redwood, telephone directory use through November 2007.	Text	TX0006499860	1/16/2007	Dex Media, Inc.
Missoula, MT and surrounding area, telephone directory, February 2007.	Text	TX0006329601	4/21/2006	Dex Media, Inc.
Mohave County/Colorado River area, and surrounding area, use through September 2007.	Text	TX0006434776	10/6/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Montrose, CO, Delta/Telluride and surrounding area, telephone directory, use through April 2007.	Text	TX0006352088	5/17/2006	Dex Media, Inc.
Morris, MN, and surrounding area, telephone directory, use through June 2007.	Text	TX0006367798	6/13/2006	Dex Media, Inc.
Mountain Home, ID, telephone directory, use through February 2007.	Text	TX0006305409	2/23/2006	Dex Media, Inc.
Muscatine, IA and surrounding area, telephone directory, use through April 2007.	Text	TX0006352084	5/17/2006	Dex Media, Inc.
Nampa, ID, Caldwell, telephone directory, use through January 2007.	Text	TX0006336978	4/21/2006	Dex Media, Inc.
Newport, OR, Lincoln City yellow pages telephone directory, use through June 2007.	Text	TX0006403216	6/26/2006	Dex Media, Inc.
Nogales, AZ, Rio Rico, Anado & others, telephone directory, use through November 2007.	Text	TX0006493358	1/5/2007	Dex Media, Inc.
North Dakota south central yellow pages telephone directory, use through June 2007.	Text	TX0006403217	6/26/2006	Dex Media, Inc.
North/northwest Tucson, AZ, area telephone directory, use through January 2007.	Text	TX0006299848	2/23/2006	Dex Media, Inc.
North Platte McCook/Ogallala, and surround are, telephone directory, use through October 2007.	Text	TX0006455328	11/7/2006	Dex Media, Inc.
Northeast Colorado yellow pages telephone directory, use through June 2007.	Text	TX0006403218	6/26/2006	Dex Media, Inc.
Northeastern Wyoming and surrounding area telephone directory, use through October 2007.	Text	TX0006505990	11/7/2006	Dex Media, Inc.
Northern Colorado, telephone directory, use through February 2007.	Text	TX0006336408	4/28/2006	Dex Media, Inc.
Northern Hills, NY, Belle Fourche, Buffalo, Camp Crook ... [et al.], telephone directory, use through May 2007.	Text	TX0006357694	6/15/2006	Dex Media, Inc.
Northern Oregon coast, telephone directory, use through April 2007.	Text	TX0006329606	4/21/2006	Dex Media, Inc.
Northglenn, CO, Thornton & Commerce City ... [et al.], telephone directory, June 2007.	Text	TX0006408268	7/17/2006	Dex Media, Inc.
Northwest, MN, suburban area, telephone directory, use through April 2007.	Text	TX0006352559	5/12/2006	Dex Media, Inc.
Ogden/North Davis plus use through June 2007.	Text	TX0006408510	7/17/2006	Dex Media, Inc.
Ogden, UT, North Davis telephone directory, use through June 2007.	Text	TX0006403143	6/26/2006	Dex Media, Inc.
Okanogan Valley, WA, Grand Coulee Dam, Methow Valley, telephone directory, use through January 2007.	Text	TX0006272623	1/17/2006	Dex Media, Inc.
Olympia, WA, Lacey, Tumwater and surrounding area, telephone directory, use through September 2007.	Text	TX0006433241	10/6/2006	Dex Media, Inc.
Olympia, WA, Shelton and surrounding area telephone directory, use through September 2007.	Text	TX0006434629	10/6/2006	Dex Media, Inc.
Omaha, NB, Council Bluff plus and surrounding area, telephone directory, use through June 2007.	Text	TX0006399807	7/17/2006	Dex Media, Inc.
Omaha, NE, & surrounding areas telephone directory, June 2007.	Text	TX0006399781	7/17/2006	Dex Media, Inc.
Omaha, NE, South Southwest, telphone directory, June 2007.	Text	TX0006399809	7/17/2006	Dex Media, Inc.
O’Neill/Valentine, and surrounding area, telephone directory, use through October 2007.	Text	TX0006455329	11/7/2006	Dex Media, Inc.
Ottumwa, IA, Oskaloosa, Pella & others, telephone directory, use through March 2007.	Text	TX0006329609	4/28/2006	Dex Media, Inc.
Park City, UT, Heber City, Coalville and others, telephone directory, use through November 2007.	Text	TX0006542249	1/5/2007	Dex Media, Inc.
Payette, ID, Ontario, McCall, Cascade, and surrounding area telephone directory, use through May 2007.	Text	TX0006360060	5/31/2006	Dex Media, Inc.
Payson, AZ, Pine, Strawberry telephone directory, use through March 2007.	Text	TX0006319867	3/27/2006	Dex Media, Inc.
Pendleton, OR, Athena, Weston, telephone directory, use through February 2007.	Text	TX0006305478	2/23/2006	Dex Media, Inc.
Phoenix, AZ, metro A-L, yellow pages, use through March 2007.	Text	TX0006329646	4/21/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Phoenix, AZ, Metro M-Z, telehone directory, use through March 2007.	Text	TX0006340831	4/21/2006	Dex Media, Inc.
Phoenix, AZ, metro M-Z, telephone directory, March 2007.	Text	TX0006342723	5/31/2006	Dex Media, Inc.
Phoenix, AZ, metro telephone directory, use through March 2007.	Text	TX0006360134	5/31/2006	Dex Media, Inc.
Pocatello, ID, telephone directory, use through June 2007.	Text	TX0006403284	6/26/2006	Dex Media, Inc.
Port Angels, WA, Sequim, North Olympic Peninsula, telephone directory, ue through December 2007.	Text	TX0006542250	1/5/2007	Dex Media, Inc.
Port Townsend, WA, Port Ludlow, Brinnon and others, telephone directory, use through December 2007.	Text	TX0006542252	1/5/2007	Dex Media, Inc.
Portland/Clark County PLUS, telephone directory, use through December 2007.	Text	TX0006538678	1/5/2007	Dex Media, Inc.
Portland, WA, Multnomah & Clackamas counties, A-Z telephone directory, use through December 2007.	Text	TX0006520602	1/5/2007	Dex Media, Inc.
Prescott, AZ, telephone directory, use through April 2007.	Text	TX0006340830	4/21/2006	Dex Media, Inc.
Price, Helper, East Carbon, Emery County towns, Green River, Hanksville, Hiawatha, Scofield, use through March 2007.	Text	TX0006336838	4/21/2006	Dex Media, Inc.
Provo/Orem PLUS : and surrounding area, telephone directory, use through December 2007 (104577)	Text	TX0006538677	1/5/2007	Dex Media, Inc.
Provo, UT, Orem and surrounding area, telephone directory, use through December 2007.	Text	TX0006542253	1/5/2007	Dex Media, Inc.
Pueblo, CO, yellow pages telephone directory, use through June 2007.	Text	TX0006403227	6/26/2006	Dex Media, Inc.
Puyallup, WA, telephone directory, use through March 2007.	Text	TX0006336986	4/21/2006	Dex Media, Inc.
Rapid City, SD, telephone directory, use through May 2007.	Text	TX0006357703	6/15/2006	Dex Media, Inc.
Rawlins, WY, Encampment, Hanna, Saratoga telephone directory, use through May 2007.	Text	TX0006402371	6/15/2006	Dex Media, Inc.
Red Wing, MN, telephone directory, use through April 2007.	Text	TX0006336415	4/28/2006	Dex Media, Inc.
Rio Rancho, NM:, Albuquerque West, telephone directory, use through December 2007.	Text	TX0006499858	1/16/2007	Dex Media, Inc.
Rochester, MN and surrounding area, telephone directory, use through March 2007.	Text	TX0006329611	4/28/2006	Dex Media, Inc.
Rock Springs, WY, Green River, Farson, Pinedale, telephone directory, use through Oct. 2007.	Text	TX0006483517	11/7/2006	Dex Media, Inc.
Roseburg, OR, and surrounding area, telephone directory, use through November 2007.	Text	TX0006542248	1/5/2007	Dex Media, Inc.
Roswell, NM, Dexter, Hagerman, Hondo, telephone directory, use throug March 2007.	Text	TX0006333552	4/21/2006	Dex Media, Inc.
Salem/Dallas/Woodburn plus--use through June 2007.	Text	TX0006374161	6/13/2006	Dex Media, Inc.
Salem, OR, Keizer and surrounding area telephone directory, June 2007.	Text	TX0006369891	6/13/2006	Dex Media, Inc.
Salida-Alma, Buena Vista, Fairplay and surrounding area--use through May 2007.	Text	TX0006357709	6/15/2006	Dex Media, Inc.
Salt Lake City, UT, and surrounding area, PLUS telephone directory, use through September 2007.	Text	TX0006412964	9/13/2006	Dex Media, Inc.
Salt Lake City, UT, telephone directory, use through September 2007.	Text	TX0006538791	9/13/2006	Dex Media, Inc.
Santa Fe - Los Alamos, White Rock, Espanola, Pecos - use through May 2007.	Text	TX0006374167	6/13/2006	Dex Media, Inc.
Santa Fe, NM, telephone directory, use through May 2007.	Text	TX0006373911	6/13/2006	Dex Media, Inc.
Scottsdale, AZ, telephone directory, use through September 2007.	Text	TX0006449533	10/6/2006	Dex Media, Inc.
Seattle Metro, WA, telephone directory, use through August 2007.	Text	TX0006403144	6/26/2006	Dex Media, Inc.
Seattle, WA, metro plus yellow pages telephone directory, use through August 2007.	Text	TX0006403225	6/26/2006	Dex Media, Inc.
Shelton, MY, Grapeview, Hoodsport, & others, telephone directory, use through September 2007.	Text	TX0006412968	9/13/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Shenandoah, IA, Red Oak, and surrounding area telephone directory, use through November 2007.	Text	TX0006493350	1/5/2007	Dex Media, Inc.
Sioux City, IA and surrounding area telephone directory, use through October 2007.	Text	TX0006450384	11/7/2006	Dex Media, Inc.
Siouxland North, IA, telephone directory, use through October 2007.	Text	TX0006450385	11/7/2006	Dex Media, Inc.
Siouxland South, IA, telephone directory, use through October 2007.	Text	TX0006450382	11/7/2006	Dex Media, Inc.
Socorro, Bingham, Datil, Magdalena, Quemado, use through April 2007.	Text	TX0006336837	4/21/2006	Dex Media, Inc.
Soda Springs, UT, Bancroft, Garden City ... [et al.], telephone directory, use through January 2007.	Text	TX0006272622	1/17/2006	Dex Media, Inc.
South Central Utah, UT, area telephone directory, use through May 2007.	Text	TX0006360061	5/31/2006	Dex Media, Inc.
South Dakota/south central, telephone directory, use through March 2007.	Text	TX0006336858	4/28/2006	Dex Media, Inc.
South Jeffco, CO, & Columbine Valley, including Governor’s Ranch ... [et al.], telephone directory, June 2007.	Text	TX0006408267	7/17/2006	Dex Media, Inc.
South King County, WA, telephone directory, August 2007.	Text	TX0006430572	9/13/2006	Dex Media, Inc.
South Valley, UT, Alpine, Alta-Snowbird, et al., area telephone directory, use through January 2007.	Text	TX0006340808	4/21/2006	Dex Media, Inc.
Southeast St. Paul, MN suburbs, Cottage Grove, Maplewood & others, area telephone diectory, use through September 2007.	Text	TX0006460332	11/7/2006	Dex Media, Inc.
Southeastern Idaho PLUS, use thorugh February 2007.	Text	TX0006336839	4/21/2006	Dex Media, Inc.
Southwest Suburban, MN, Belle Plaine, Chanhassen, Chaska, ... [et al.], area telephone directory, use through April 2007.	Text	TX0006360131	5/17/2006	Dex Media, Inc.
Spokane, WA, Coeur d’Alene, Spokane Valley, PLUS telephone directory, use through September 2007.	Text	TX0006412966	9/13/2006	Dex Media, Inc.
Spokane, WA, telephone directory, use through September 2007.	Text	TX0006449543	10/6/2006	Dex Media, Inc.
St. Cloud, MN, telephone directory, use through February 2007.	Text	TX0006336859	4/28/2006	Dex Media, Inc.
St. Croix Valley, MN, telephone directory, use through September 2007.	Text	TX0006435137	10/10/2006	Dex Media, Inc.
St. Helens, OR and surrounding area telephone directory, June 2007.	Text	TX0006369889	6/13/2006	Dex Media, Inc.
Storm Lake, IA, Cherokee and surrounding area, telephone directory, use through March 2007.	Text	TX0006329610	4/28/2006	Dex Media, Inc.
Tacoma, WA, Puyallup PLUS and surrounding area, telephone directory, use through March 2007.	Text	TX0006342717	5/31/2006	Dex Media, Inc.
Tacoma, WA, yellow pages telephone directory, use through March 2007.	Text	TX0006319871	3/27/2006	Dex Media, Inc.
Taos, MN, telephone directory, use through July 2007.	Text	TX0006426716	8/30/2006	Dex Media, Inc.
Tri-Cities, WA, regional, telephone directory, use through September 2007.	Text	TX0006412969	9/13/2006	Dex Media, Inc.
Tri-cities, WA, Yakima Valley, telephone directory, use through January 2007.	Text	TX0006336855	4/27/2006	Dex Media, Inc.
Trinidad/Aguilar Branson/Weston--use through May 2007.	Text	TX0006357710	6/15/2006	Dex Media, Inc.
Tucson, AZ, and surrounding area, PLUS telephone directory, use through September 2007.	Text	TX0006412965	9/13/2006	Dex Media, Inc.
Tucumacari--Conchas Dam, Logan, Nara Visa, San Jon, telephone directory, use through October 2007.	Text	TX0006455400	11/7/2006	Dex Media, Inc.
Tuscon, AZ, and surrounding area directory, use through September 2007.	Text	TX0006412970	9/13/2006	Dex Media, Inc.
Twin Falls, ID, Burley, Rupert, Wood River Valley and surrounding area, telephone directory, use through April 2007.	Text	TX0006360040	5/31/2006	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Twin Ports, Duluth, Superior, North Shore, use through June 2007.	Text	TX0006372869	6/13/2006	Dex Media, Inc.
Uintah basin, UT, telephone directory, use through February 2007.	Text	TX0006305407	2/23/2006	Dex Media, Inc.
Virginia, MN, telephone directory, use through October 2007.	Text	TX0006450302	11/7/2006	Dex Media, Inc.
Wahpeton, ND, Breckenridge and surrounding area telephone directory, use through September 2007.	Text	TX0006450381	11/7/2006	Dex Media, Inc.
Walla Walla, OR, Dayton, Milton-Freewater & surrounding area telephone directory, use through March 2007.	Text	TX0006426565	4/21/2006	Dex Media, Inc.
Walsenburg, CO, Gardner, LaVeta-Cuchara telephone directory, use through June 2007.	Text	TX0006373290	6/13/2006	Dex Media, Inc.
Waterloo, IA, Cedar Falls, Oelwein, ... [et al.], telephone directory, use through June 2007.	Text	TX0006373358	6/13/2006	Dex Media, Inc.
Webster City, IA, Clarion, Eagle Grove telephone directory, use through December 2007.	Text	TX0006503785	1/5/2007	Dex Media, Inc.
West area, UT, telephone directory, use through January 2007.	Text	TX0006288911	1/17/2006	Dex Media, Inc.
Western Suburban, MN, area telephone directory, use through April 2007.	Text	TX0006360132	5/17/2006	Dex Media, Inc.
Western suburbs, Perry, IA, Winterset, telephone directory, use through May 2007.	Text	TX0006357683	6/15/2006	Dex Media, Inc.
Wickenburg, AZ, telephone directory, use through February 2007.	Text	TX0006305408	2/23/2006	Dex Media, Inc.
Williston, ND, telephone directory, use through April 2007.	Text	TX0006336416	4/28/2006	Dex Media, Inc.
Winona, MN, and surrounding area telephone directory, use through October 2007.	Text	TX0006450303	11/7/2006	Dex Media, Inc.
Winslow, AZ, Holbrook, Joseph City, telephone directory, use through April 2007.	Text	TX0006360121	5/31/2006	Dex Media, Inc.
Winter Park, CO, Grand County telephone directory, use through October 2007.	Text	TX0006450300	11/7/2006	Dex Media, Inc.
Yakima Valley, WA, telephone directory, use through January 2007.	Text	TX0006305480	2/23/2006	Dex Media, Inc.
Yuma, AZ, yellow pages telephone directory, use through March 2007.	Text	TX0006319870	3/27/2006	Dex Media, Inc.
St. Paul, and surrounding area, use through September 2007.	Text	TX0006458200	11/7/2006	Dex Media, Inc.
Ogden Area, including Weber, Davis and Morgan, telephone directory, June 2008.	Text	TX0006596434	7/5/2007	Dex Media, Inc.
Aberdeen - and Surrounding Area (067010)	Text	TX0006846769	10/1/2007	Dex Media, Inc.
d/b/a Dex
Aberdeen, IN, Hoquiam, Raymond, South Bend, telephone directory, use through April 2008.	Text	TX0006568423	4/17/2007	Dex Media, Inc.
Alamogordo, NM, Alto, Capitan & others, use through April 2008.	Text	TX0006586372	5/8/2007	Dex Media, Inc.
Alamosa - and Surrounding Area- Use through June 2008 (008026)	Text	TX0006881777	7/10/2007	Dex Media, Inc.
Albany and Surrounding Area (061010)	Text	TX0006927305	11/1/2007	Dex Media, Inc.
d/b/a Dex
Albert Lea/Austin - and Surrounding Area - Use through June 2008 (038072)	Text	TX0006882008	7/10/2007	Dex Media, Inc.
Albuquerque Telephone Directory 048050 December, 2007.	Text	TX0006959792	12/31/2007	Dex Media, Inc.
d/b/a Dex
Algona, CA, Humboldt, and surrounding area, telephone directory, use through March 2008.	Text	TX0006585605	5/8/2007	Dex Media, Inc.
Alliance, Chardon, Bridgeport ... [et al.] telephone directory, use through February 2008.	Text	TX0006521108	3/13/2007	Dex Media, Inc.
Apache Junction/East Mesa/Gold Canyon Ranch (103081)	Text	TX0006927303	11/1/2007	Dex Media, Inc. d/b/a Dex
Artesia - and Surrounding Area - Use through June 2008 (048127)	Text	TX0006882031	7/10/2007	Dex Media, Inc.
Atlantic, and surrounding area, telephone directory, use through February 2008.	Text	TX0006521109	3/13/2007	Dex Media, Inc.
Aurora, CO, Montbello, DIA telephone directory, use through June 2008.	Text	TX0006599497	7/6/2007	Dex Media, Inc. (d.b.a. Dex)
Bainbridge Island, Poulsbo and Suquamish included in the yellow pages, use through June	Text	TX0006600367	7/11/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
2008.				d.b.a. Dex
Baker City/La Grande areas-use through May 2008.	Text	TX0006596619	6/19/2007	Dex Media, Inc.
Bellingham, WA, Whatcom county, telephone directory, use through February 2008.	Text	TX0006522742	3/7/2007	Dex Media, Inc.
Bemidji - and Surrounding Area - Use through July 2008 (038084)	Text	TX0006825866	9/14/2007	Dex Media, Inc.
Big Horn Basin - Use through July 2008 (083036)	Text	TX0006827284	9/14/2007	Dex Media, Inc. d/b/a Dex
Billings, MT, and surrounding area telephone directory, use through January 2008.	Text	TX0006522743	3/7/2007	Dex Media, Inc.
Billings, MT Plus and surrounding area telephone directory, use through January 2008.	Text	TX0006505986	1/31/2007	Dex Media, Inc.
Blackfoot/Shelley - Use through August 2008 (017094)	Text	TX0006825849	9/14/2007	Dex Media, Inc. d/b/a Dex
Boise, ID, telephone directory, use through January 2008.	Text	TX0006505764	1/31/2007	Dex Media, Inc.
Bozeman and surrounding area, telephone directory, use through June 2008.	Text	TX0006599007	7/5/2007	Dex Media, Inc.
Brainerd Lakes - Use through June 2008 (038120)	Text	TX0006882003	7/10/2007	Dex Media, Inc.
Brigham City and Surrounding Area - Use through July 2008 (074058)	Text	TX0006825663	9/14/2007	Dex Media, Inc.
Brighton - Ft. Lupton, Hudson, Keenesburg, Roggen - Use through January 2008 (008078)	Text	TX0006882036	7/10/2007	Dex Media, Inc.
Burlington, Mt. Pleasang, Danveil, Dogeville ..., telephone directory, use through January 2008.	Text	TX0006506001	2/2/2007	Dex Media, Inc.
Butte, MT, and surrounding area, telephone directory, use through May 2008.	Text	TX0006580911	6/4/2007	Dex Media, Inc.
Cache Valley - Use through August 2008 (074063)	Text	TX0006827287	9/14/2007	Dex Media, Inc. d/b/a Dex
Canon City, CO, Florence, Hillside & others, telephone directory, use through May 2008.	Text	TX0006580986	6/12/2007	Dex Media, Inc.
Carroll/Glidden/Halbur/Ralston - Use through January 2008 (025235)	Text	TX0006881780	7/10/2007	Dex Media, Inc.
Casa Grande, Ajo, Arizona City ..., telephone directory, use through January 2008.	Text	TX0006506000	1/31/2007	Dex Media, Inc.
Casper, WY, and surrounding area : use through June 2008.	Text	TX0006600381	7/11/2007	Dex Media, Inc. d/b/a Dex
Castle Rock, Parker, Deckers ..., telephone directory, use through January 2008.	Text	TX0006505999	2/2/2007	Dex Media, Inc.
Cedar Rapids, IA, and surrounding area including Marion, Vinton & others, use through April 2008.	Text	TX0006584717	5/8/2007	Dex Media, Inc.
Cedar Rapids, IA, and surrounding area, PLUS telephone directory, use through April 2008.	Text	TX0006558217	4/20/2007	Dex Media, Inc.
Central and Downtown Denver, CO, telephone directory, use through June 2008.	Text	TX0006599500	7/6/2007	Dex Media, Inc.
(d.b.a. Dex)
Central Oregon Coast-including Depot Bay, Lincoln City, Nnewport, Pacific City, and Waldport.	Text	TX0006596628	6/19/2007	Dex Media, Inc.
Central Oregon, OR, Bend, Black Butte, Camp Sherman & others, use through March 2008.	Text	TX0006568408	4/17/2007	Dex Media, Inc.
Central Oregon, OR, plus Bend, Black Butte, Camp Sherman & others, use through March 2008.	Text	TX0006568405	4/17/2007	Dex Media, Inc.
Central/Southwest Tuscon area, AZ, city of south Tucson, Sells southwest, Three Points, telephone directory, use through January 2008.	Text	TX0006507716	1/31/2007	Dex Media, Inc.
Centralia, WA, Chehalis, Serving Lewis County telephone directory (077114)	Text	TX0007086887	5/12/2008	Dex Media, Inc. d/b/a Dex
Chandler/Gilbert/Higley/Sun Lakes/Queen Creek (104069)	Text	TX0006927309	11/1/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Cheyenne, WY, and surrounding area, use through April 2008.	Text	TX0006584715	5/8/2007	Dex Media, Inc.
Chisholm/Hibbing.	Text	TX0006848021	9/28/2007	Dex Media, Inc. d/b/a Dex
Clark County Telephone Directory 77846 December, 2007.	Text	TX0006959794	12/31/2007	Dex Media, Inc. d/b/a Dex
Cle Elum/Easton/Roslyn - Use through August 2008 (077166)	Text	TX0006825901	9/14/2007	Dex Media, Inc. d/b/a Dex
Clifton/Safford (003670) Duncan; Morenci; Pima Thatcher; Virden, NM; York.	Text	TX0007009741	5/12/2008	Dex Media, Inc. d/b/a Dex
Clinton, Camanche, Maquoketa, and surrounding area, telephone directory, use through April 2008.	Text	TX0006585604	5/8/2007	Dex Media, Inc.
Cloquet/Barnum/Carlton/Moose Lake - Including Brimson, Brookston, Cotton - Use through June 2008(038076)	Text	TX0006882002	7/10/2007	Dex Media, Inc.
Cochise County, AZ and Surrounding Area, Telephone Directory, 003145.	Text	TX0007067177	5/12/2008	Dex Media, Inc. d/b/a Dex
Cochise County, AZ and surrounding area, telephone directory, use through January 2008.	Text	TX0006505976	1/31/2007	Dex Media, Inc.
Colorado Front Range, Denver, Greeley, Pueblo, telephone directory, en espanol, valido hasta Febrero del 2008.	Text	TX0006568426	6/20/2007	Dex Media, Inc.
Colorado Springs, CO, and Pikes Peak region, telephone directory, use through January 2008.	Text	TX0006507660	2/2/2007	Dex Media, Inc.
Colville - and Surrounding Area (077190)	Text	TX0006927311	11/1/2007	Dex Media, Inc. d/b/a Dex
Corvallis and Surrounding Area (061195)	Text	TX0006927294	11/1/2007	Dex Media, Inc.
Craig/Meeker/Steamboat Springs - and Surrounding Area - Use through August 2008 (008221)	Text	TX0006825885	9/14/2007	Dex Media, Inc. d/b/a Dex
Decorah, WI, Elkader, West Union and surrounding area, telephone directory, Janaury 2008.	Text	TX0006505954	2/2/2007	Dex Media, Inc.
Denver PLUS (105771) Covering the Metro Area.	Text	TX0007047533	5/12/2008	Dex Media, Inc. d/b/a Dex
Des Moines/Ames PLUS (104451/104642) and Surrounding Area.	Text	TX0007166060	4/13/2010	Dex Media, Inc. d/b/a Dex
Des Moines, IA, Ames PLUS and Surrounding Area telephone directory (104451)	Text	TX0007088581	5/12/2008	Dex Media, Inc. d/b/a Dex
Detroit Lakes, MI, and surrounding area, telephone directory, use through May 2008.	Text	TX0006580912	6/14/2007	Dex Media, Inc.
Dickinson, and surrounding area, telephone directory, use through February 2008.	Text	TX0006521107	3/13/2007	Dex Media, Inc.
Dubuque - (025543)	Text	TX0006846796	10/4/2007	Dex Media, Inc. d/b/a Dex
Durrango, CO, Cortez, Pagosa Springs, and Southwestern Colorado, telephone directory, use through June 2008.	Text	TX0006580910	6/14/2007	Dex Media, Inc.
East Central Minnesota, MN, Almelund, Braham, Cambridge ... et al, telephone directory, use through April 2008.	Text	TX0006585603	5/8/2007	Dex Media, Inc.
East Tucson, AZ area, Davis Mountain Air Force Base, Corona de Tucson, Vail telephone	Text	TX0006505980	1/31/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
directory, use through January 2008.
Eastern Montana (043180)	Text	TX0007009767	5/12/2008	Dex Media, Inc. d/b/a Dex
Edina, MN, St. Louis Park telephone directory, use through May 2008.	Text	TX0006585968	6/5/2007	Dex Media, Inc.
Englewood/Littleton/Centennial/Highland Ranch/South Metro Denver, use through Jun3 2008.	Text	TX0006601293	7/16/2007	Dex Media, Inc. d/b/a Dex
Estes Park/Allenspark/Glen Haven - and Surrounding Area - Use through June 2008(008312)	Text	TX0006882024	7/10/2007	Dex Media, Inc.
Eugene, Springfield, Lane County, telephone directory, June 2008.	Text	TX0006598998	7/5/2007	Dex Media, Inc.
Eugene, Springfield PLUS, telephone directory, use through June 2008.	Text	TX0006597923	6/19/2007	Dex Media, Inc.
Evanston/Kemmerer and Surrounding Area (083210)	Text	TX0006927307	11/1/2007	Dex Media, Inc. d/b/a Dex
Evergreen, CO, Aspen Park, Bailey & others, telephone directory, use through January 2008.	Text	TX0006507706	2/2/2007	Dex Media, Inc.
Fargo, ND, Moorhead and surrounding area, use through March 2008.	Text	TX0006586371	5/8/2007	Dex Media, Inc.
Farmington, NM, Aztec, Blanco & others, telephone directory, use through February 2008.	Text	TX0006522740	3/13/2007	Dex Media, Inc.
Flagstaff, AZ, telephone directory, use through May 2008.	Text	TX0006595991	6/19/2007	Dex Media, Inc.
Flagstaff PLUS, and surrounding area, telephone directory, use through May 2008.	Text	TX0006598147	6/19/2007	Dex Media, Inc.
Florence, Mapleton, Reedsport, Yachats and surrounding area--use through June 2008.	Text	TX0006596762	6/19/2007	Dex Media, Inc.
Forest Lake Area (038292)	Text	TX0007009463	5/12/2008	Dex Media, Inc. d/b/a Dex
Fort Collins, and surrounding area including business listings for Greeley, Windsor, Loveland and surrounding areas : use through February 2008.	Text	TX0006569375	4/19/2007	Dex Media, Inc.
Fort Madison, IL, Keokuk, Denmark, West Point, Wever telephone directory, use through February 2008.	Text	TX0006505978	2/2/2007	Dex Media, Inc.
Fremont - and Surrounding Area - Use through July 2008 (044276)	Text	TX0006825876	9/14/2007	Dex Media, Inc. d/b/a Dex
Gallup, AZ, Grants, Laguna Acoma, Sanders, telephone directory, use through March 2008.	Text	TX0006522490	3/13/2007	Dex Media, Inc.
Glenwood/Starbuck - Use through June 2008 (038316)	Text	TX0006881787	7/10/2007	Dex Media, Inc.
Globe, AZ, Miami, Superior, and surrounding area telephone directory, use through March 2008.	Text	TX0006571211	4/17/2007	Dex Media, Inc.
Grafton, UT, and surrounding area, telephone directory, use through March 2008.	Text	TX0006585601	5/8/2007	Dex Media, Inc.
Grand Forks/East Grand Forks - and Surrounding Area - Use through August 2008 (055338)	Text	TX0006827298	9/14/2007	Dex Media, Inc. d/b/a Dex
Grand Island - Hastings, Kearney and Surrounding Area - Use through July 2008 (044512/044513)	Text	TX0006827306	9/14/2007	Dex Media, Inc.
Grand Junction, UT, Clifton, Collbran 5& others, use through April 2008.	Text	TX0006584718	5/8/2007	Dex Media, Inc.
Grants Pass, CO, Medford telephone directory, use through June 2008.	Text	TX0006599501	7/11/2007	Dex Media, Inc.
Grants pass/rogue river - and sourroudig area Medford business listings follow Grants Pass white pages - use June 2008.	Text	TX0006596494	7/5/2007	Dex Media, Inc.
Greater Albuquerque Mini (104580)	Text	TX0007009590	5/12/2008	Dex Media, Inc.
Greater Eastside Telephone Directory 077049 September, 2007.	Text	TX0006858199	9/24/2007	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Greater Snohomish County, use through March 2008.	Text	TX0006568407	4/17/2007	Dex Media, Inc.
Greater Southwest Valley, AZ, and South Central Phoenix, Telephone Directory, 003070.	Text	TX0007061083	5/12/2008	Dex Media, Inc. d/b/a Dex
Greeley/Windsor - Includes Business Listings for Fort Collins, Loveland and Surrounding Area - Use through September 2008 (008494)	Text	TX0006963213	10/1/2007	Dex Media, Inc. d/b/a Dex
Gunnison (008520) Crested Butte, Lake City Mt. Crested Butte.	Text	TX0007009621	5/12/2008	Dex Media, Inc.
Helena, MT, and surrounding area telephone directory, use through March 2008.	Text	TX0006522744	3/7/2007	Dex Media, Inc.
Henderson, NV Telephone Directory (45376) September 2007.	Text	TX0006902817	2/29/2008	Dex Media, Inc. d/b/a Dex
Henderson, NV Telephone Directory (45376) September 2007 / by Dex Media, Inc., d.b.a. Dex.	Text	TX0006701643	3/15/2008	R.H. Donnelley Publishing & Advertising, Inc. (on original appl.: Dex Media, Inc., d.b.a. Dex)
Highland Park/Summit Hill (104024)	Text	TX0007009597	5/12/2008	Dex Media, Inc. d/b/a Dex
Idaho Falls, ID, and surrounding area, telephone directory, use through February 2008.	Text	TX0006522741	3/7/2007	Dex Media, Inc.
Idaho Springs, ID, Black Hawk, Central City, Empire & others, telephone directory, use through March 2008.	Text	TX0006522733	3/7/2007	Dex Media, Inc.
Iowa City, IA and Surrounding Area, Telephone Directory, 2007, 025993.	Text	TX0007056838	5/12/2008	Dex Media, Inc. d/b/a Dex
Iowa Falls, IA, Hampton and surrounding area, telephone directory, use through March 2008.	Text	TX0006585606	5/8/2007	Dex Media, Inc.
Iowa Great Lakes - and Surrounding Area - Use through May 2008 (025955)	Text	TX0006882014	7/10/2007	Dex Media, Inc.
Jackson hole-Grand Teton and Yellowstone National Parks; Star Valley, WY; Teton Valley, ID: West Yellowstone areas.	Text	TX0006596449	7/5/2007	Dex Media, Inc.
Jackson/Windom (038833) and Surrounding Area.	Text	TX0007012362	5/12/2008	Dex Media, Inc. d/b/a Dex
Kitsap Peninsula - Allyn, Anderson, IslandBangor, Belfair, Bremerton, Dewatto, Gig Harbor, Hansville, Indianola, Keyport, Kingston, Lake Bay, Port Gamble, Port Orchard, Poulsbo, Seabeck, Silverdale, Suquamish, Tahuya - Use throuqh July 2008 (077075)	Text	TX0006825903	9/14/2007	Dex Media, Inc. d/b/a Dex
La Junta, CO, and surrounding area, telephone directory, use through June 2008.	Text	TX0006580984	6/12/2007	Dex Media, Inc.
Lakewood, CO, Golden, Wheat Ridge telephone directory, use through June 2008.	Text	TX0006599496	7/6/2007	Dex Media, Inc. (d.b.a. Dex)
Lamar - and Surrounding Area - Use through June 2008 (008650	Text	TX0006881781	7/10/2007	Dex Media, Inc.
Lander, WY, Roverton, Crowheart & others, telephone directory, use through February 2008.	Text	TX0006522737	3/7/2007	Dex Media, Inc.
Laramie, WY, Rock River, Telephone Directory, 083445.	Text	TX0007067207	5/12/2008	Dex Media, Inc. d/b/a Dex
Las Cruces, NM, Anapra, Anthony & others, telephone directory, use through March 2008.	Text	TX0006521174	3/13/2007	Dex Media, Inc.
Las Vegas/Raton - and Surrounding Area (048458)	Text	TX0006847941	9/28/2007	Dex Media, Inc. d/b/a Dex
Le Sueur/St. Peter - and Surrounding Area - Use through June 2008 (038665)	Text	TX0006882011	7/10/2007	Dex Media, Inc.
Lewiston, ID, Clarkston, Pullman, Colfax telephone directory, use through January 2008.	Text	TX0006505981	1/31/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Lewistown - and Surrounding Area - Use through August 2008 043010.	Text	TX0006827291	9/14/2007	Dex Media, Inc. d/b/a Dex
Limon, CO, Burlington, & surrounding area, telephone directory, use through February 2008.	Text	TX0006522735	3/7/2007	Dex Media, Inc.
Lincoln, NE, Heartland, and southern Nebraska, telephone directory, use through February 2008.	Text	TX0006522491	3/13/2007	Dex Media, Inc.
Litchfield, MO, Montevideo, Willmar and surrounding area, use through April 2008.	Text	TX0006584373	6/5/2007	Dex Media, Inc.
Little Falls, MN telephone directory, use through February 2008.	Text	TX0006505977	2/2/2007	Dex Media, Inc.
Longmont and surrounding area, including Bouldre and surrounding area business White Page listings, use through May 2008.	Text	TX0006582764	6/14/2007	Dex Media, Inc.
Longview, WA, Caste Rock, Cathlamet, ... [et al.] telephone directory, used through June 2008.	Text	TX0006595988	6/19/2007	Dex Media, Inc.
Los Lunas/Belen - Bosque Farms/Isleta - Use through June 2008 (048166)	Text	TX0006882033	7/10/2007	Dex Media, Inc. d.b.a. Dex
Loveland/Berthoud, including business listings for Fort Collins, Greeley and surrounding areas : use through February 2008.	Text	TX0006569374	4/19/2007	Dex Media, Inc.
Marshalltown, IA, and surrounding area, telephone directory, use through March 2008.	Text	TX0006571206	4/20/2007	Dex Media, Inc.
Mason City/Charles City/Clear Lake - Including Forest City, Garner, Northwood, Osage and Surrounding Area - Use through June 2008 (026179)	Text	TX0006882007	7/10/2007	Dex Media, Inc.
Medford/Ashland PLUS, and surrounding area, telephone directory, use through April 2008	Text	TX0006598146	6/19/2007	Dex Media, Inc.
Minneapolis A-Z, and surrounding area, telephone directory, use through May 2008.	Text	TX0006582751	6/14/2007	Dex Media, Inc.
Minnesota Northwest - Use through April 2008 (038474)	Text	TX0006882018	7/10/2007	Dex Media, Inc.
Missoula and sourrounding area telephone directory, use through February 2008.	Text	TX0006599009	6/19/2007	Dex Media, Inc.
Montrose/Delta/Telluride and surrounding areas-use through May 2008.	Text	TX0006596626	6/13/2007	Dex Media, Inc.
Morris, MN, and surrounding area, telephone directory, use through June 2008.	Text	TX0006580988	6/12/2007	Dex Media, Inc.
Muscatine, IA, and surrounding area, telephone directory, use through April 2008.	Text	TX0006571205	5/8/2007	Dex Media, Inc.
Nampa, ID, Caldwell and surrounding area telephone directory, use through July 2008.	Text	TX0006505992	1/31/2007	Dex Media, Inc.
Nogales/Rio Rico, Amado, Arivaca, Canelo, Carmen, Elgin, Green Valley Patagonia, Sahuarita, Sonoita, Tuba, Tumacacori, 2007, 033470.	Text	TX0007061047	5/12/2008	Dex Media, Inc. d.b.a. Dex
Norfolk - and Surrounding Area - Use through July 2008 (044605)	Text	TX0006827301	9/14/2007	Dex Media, Inc. d/b/a Dex
North/northwest Tucson, AZ area telephone directory, use through January 2008.	Text	TX0006505982	1/31/2007	Dex Media, Inc.
Northeast Colorado - Use through June 2008 (008858)	Text	TX0006882019	7/10/2007	Dex Media, Inc.
Northeastern Wyoming and Surrounding Area, Telephone Directory (083533)	Text	TX0007067234	5/12/2008	Dex Media, Inc. d/b/a Dex
Northern Colorado, CO, PLUS Fort Collins, Loveland, Bertoud ... [et al.] telephone directory, use through February 2008.	Text	TX0006522488	2/14/2007	Dex Media, Inc.
Northern Hills, NY, Belle Fourche, Buffalo & others, use through May 2008.	Text	TX0006584372	6/5/2007	Dex Media, Inc.
Northern Oregon Coast, Astoria, Seaside & others, telephone directory, use through March 2008.	Text	TX0006568428	4/17/2007	Dex Media, Inc.
Northglenn, Thornton, Commerce City, including Eastlake, Federal Heights, Henderson, portions of North Denver, telephone directory, use through June 2008.	Text	TX0006599452	7/6/2007	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Northwest suburban area, telephone directory, use through May 2008.	Text	TX0006599004	6/12/2007	Dex Media, Inc.
Ogden, CO, Davis County telephone directory, use through June 2008.	Text	TX0006599502	7/11/2007	Dex Media, Inc.
(d.b.a. Dex)
Okanogan Valley, WA, Grand Coulee Dam, Methow Valley and surrounding area, telephone directory, use through January 2008.	Text	TX0006507701	1/31/2007	Dex Media, Inc.
Olympia, WA, Lacey/Tumwater and Surrounding Area, Telephone Directory, 2007, 077526.	Text	TX0007061018	5/12/2008	Dex Media, Inc. d/b/a Dex
Omaha and surrounding area, telephone directory, use through June 2008.	Text	TX0006601305	7/16/2007	Dex Media, Inc.
Omaha/Council Bluffs PLUS - and Surrounding Area - Use through June 2008 (104385)	Text	TX0006882005	7/10/2007	Dex Media, Inc.
Ottumwa, IA, Oskaloosa, Pella & others, telephone directory, use through March 2008.	Text	TX0006568427	4/20/2007	Dex Media, Inc.
Park Rapids/Staples/Wadena - and Surrounding Area - Use through July 2008 (038761)	Text	TX0006825856	9/14/2007	Dex Media, Inc.
Payette, OR, Ontario and Surrounding Area (017682)	Text	TX0007086859	5/12/2008	Dex Media, Inc. d/b/a Dex
Phoenix, AZ, metro M-Z, use through April 2008.	Text	TX0006584719	5/8/2007	Dex Media, Inc.
Pocatello and surrounding area, use through June 2008.	Text	TX0006600380	7/11/2007	Dex Media, Inc. d.b.a. Dex
Port Angeles, WA, Sequim, North Olympic Peninsula, Telephone Directory, 2007, 077550.	Text	TX0007056807	5/12/2008	Dex Media, Inc. d/b/a Dex
Portland Clark County DEX Plus (104452)	Text	TX0007012416	5/12/2008	Dex Media, Inc. d/b/a Dex
Portland YP Telephone Directory 61702 November, 2007.	Text	TX0007007251	2/11/2008	Dex Media, Inc. d/b/a Dex
Prescott, Bagdad, Chino Valley, Dewey, Humboldt, Mayer, Prescott Valley use through April 2008.	Text	TX0006582750	6/4/2007	Dex Media, Inc.
Price/Helper-East Carbon Emery County towns, & others, telephone directory, use through March 2008.	Text	TX0006522736	3/7/2007	Dex Media, Inc.
Provo/Orem 074726 and Surrounding Area.	Text	TX0007112372	5/12/2008	Dex Media, Inc. d/b/a Dex
Provo/Orem DEX Plus (104577) and Surrounding Area.	Text	TX0007009468	5/12/2008	Dex Media, Inc. d/b/a Dex
Provo Telephone Directory 74726 November, 2007.	Text	TX0006924461	12/3/2007	Dex Media, Inc. d/b/a Dex
Provo, UT, Orem and Surrounding Area, Telephone Directory, 074726.	Text	TX0007060237	5/12/2008	Dex Media, Inc. d/b/a Dex
Pueblo, CO, and surrounding area telephone directory, use through June 2008.	Text	TX0006599498	7/11/2007	Dex Media, Inc. (d.b.a. Dex)
Puyallup - and Surrounding Area - Alder, Ashford, Booney Lake, Buckley, Carbonado, Eatonville, Edgewood, Elbe, Graham, Lake Tapps, Orting, South Prairie, Sumner, Wilkeson - Use through March 2008 (077602)	Text	TX0006868076	8/7/2007	Dex Media, Inc.
Rapid City, and surrounding area, telephone directory, use through May 2008.	Text	TX0006582752	6/14/2007	Dex Media, Inc.
Rawlins, WY, Encampment, Hanna, Saratoga telephone directory, use through May 2008.	Text	TX0006580987	6/12/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Red Wing, MN, Lake City, Wabasha and surrounding area, use through April 2008.	Text	TX0006584716	5/8/2007	Dex Media, Inc.
Rochester, and surrounding area, telephone directory.	Text	TX0006521106	3/13/2007	Dex Media, Inc.
Rock Springs/Green River/Farson/Pinedale (083655)	Text	TX0006927301	11/1/2007	Dex Media, Inc. d/b/a Dex
Roseburg (061737) and Surrounding Area.	Text	TX0007017918	5/12/2008	Dex Media, Inc. d/b/a Dex
Roswell, NM, and surrounding area, use through March 2008.	Text	TX0006584720	5/8/2007	Dex Media, Inc.
Salem, Dallas, Woodburn plus, telephone directory, use through June 2008.	Text	TX0006599005	6/19/2007	Dex Media, Inc.
Salem/Keizer - and surrounding area - use through June 2008.	Text	TX0006596600	7/5/2007	Dex Media, Inc.
Salt Lake City Telephone Directory 2007 (074816)	Text	TX0006846199	2/29/2008	Dex Media, Inc. d/b/a Dex
Santa Fe, Los Alamos, White Rock & others, use through May 2008.	Text	TX0006599010	6/14/2007	Dex Media, Inc.
Santa Fe PLUS, and surrounding area, telephone directory, use through May 2008.	Text	TX0006598144	6/14/2007	Dex Media, Inc.
Sarpy County - Bellevue, Gretna, LaVista, Papillion, Springfield, Offutt Air Force Base - Use through June 2008 (044720)	Text	TX0006825583	9/14/2007	Dex Media, Inc. d/b/a Dex
Seattle Metro PLUS (104366) and Surrounding Area.	Text	TX0007012489	5/12/2008	Dex Media, Inc. d/b/a Dex
Seattle metro - serving King county and South Snohomish county - use through June 2008.	Text	TX0006596419	7/5/2007	Dex Media, Inc. d/b/a Dex
Sidney/Kimball - and Surrounding Area - Use through July 2008 (044824)	Text	TX0006827293	9/14/2007	Dex Media, Inc. d/b/a Dex
Sioux Falls - and Surrounding Area - Use through July 2008 (067640/067641)	Text	TX0006825910	9/14/2007	Dex Media, Inc. d/b/a Dex
Socorro, NM, Bingham, Datil, Magdalena, Quemado, telephone directory, use through April 2008.	Text	TX0006585600	5/8/2007	Dex Media, Inc.
Soda Springs, ID and surrounding area telephone directory, use through January 2008.	Text	TX0006505989	1/31/2007	Dex Media, Inc.
South Central Utah, Beaver, Bicknell, Boulder, Circleville Ephraim, Escalante, Fairview, Fillmore-use through May 2008.	Text	TX0006596629	6/19/2007	Dex Media, Inc.
South Jeffco, CO, Columbine Valley telephone directory, use through June 2008.	Text	TX0006599499	7/6/2007	Dex Media, Inc. (d.b.a. Dex)
South Metro (038149) Glenwood Springs and Surrounding Area.	Text	TX0007012470	5/12/2008	Dex Media, Inc. d/b/a Dex
South Valley, UT, area, telephone directory, use through January 2008.	Text	TX0006507702	1/31/2007	Dex Media, Inc.
Southeast South Dakota Regional PLUS - Includes Business White Pages for Sioux Falls and Surrounding Area and Residential White Pages for Sioux Falls - Use through July 2008 (105555A)	Text	TX0006825917	9/14/2007	Dex Media, Inc. d/b/a Dex
Southeast St. Paul Suburbs (038648	Text	TX0007009459	5/12/2008	Dex Media, Inc. d/b/a Dex
Southern Utah, Colorado City, Fredonia, AZ & others telephone directory, use through May 2008.	Text	TX0006599008	6/4/2007	Dex Media, Inc.
Southwest suburban area, MN, telephone directory, use through May 2008.	Text	TX0006585969	6/5/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Spokane/ Coeur d’Alene/ Spokane Valley PLUS- Includes Spokane Business White Pages (104398)	Text	TX0006828146	10/1/2007	Dex Media, Inc. d/b/a Dex
Spokane Telephone Directory 077762 September, 2007.	Text	TX0006851688	9/24/2007	Dex Media, Inc. d/b/a Dex
St Cloud, MN, and surrounding area, telephone directory, use through February 2008.	Text	TX0006522621	3/13/2007	Dex Media, Inc.
St. Croix Valley (038633)	Text	TX0007012400	5/12/2008	Dex Media, Inc. d/b/a Dex
St. Helens, WA, Clatskanie, Columbia City, ... [et al.] telephone directory, used through June 2008.	Text	TX0006595989	6/19/2007	Dex Media, Inc.
St. Paul YP Telephone Directory 038653, September, 2007.	Text	TX0007194900	10/10/2007	Dex Media, Inc. d/b/a Dex
Storm Lake, IA, and surrounding area, telephone directory, use through March 2008.	Text	TX0006571207	4/20/2007	Dex Media, Inc.
Tacoma - and Surrounding Area - DuPont, Fife, Fircrest, Fort Lewis, Fort Steilacoom, Gig Harbor, Lakewood, McChord AFB, Parkland, Spanaway, Steilacoom, Tillicum, University Place - Use throuqh March 2008 (077774)	Text	TX0006868087	8/7/2007	Dex Media, Inc.
Tacoma, WA, Puyallup, and surrounding area, telephone directory, use through March 2008.	Text	TX0006568441	4/17/2007	Dex Media, Inc.
Taos, and surrounding area, telephone directory, use through July 2008.	Text	TX0006601252	7/16/2007	Dex Media, Inc. d.b.a. Dex
Tooele (074918) UTAH: Dugway, Grantsville, lbapah, Rush Valley-Terra, Stockton, Vernon, Wendover NEVADA: Pilot Valley, Wendover, Western Wendover.	Text	TX0007009680	5/12/2008	Dex Media, Inc. d/b/a Dex
Treasure Valley, Boise, Nampa, Caldwell, telephone directory, use through January 2008.	Text	TX0006504037	1/31/2007	Dex Media, Inc.
Treasure Valley PLUS (104578) Boise, Nampa, Caldwell and Surrounding Area.	Text	TX0007012443	5/12/2008	Dex Media, Inc. d/b/a Dex
Tri-Cities PLUS (104608) Yakima Valley and Surroundinq Area.	Text	TX0007009451	5/12/2008	Dex Media, Inc. d/b/a Dex
Tri-Cities, WA, Yakima & surrounding area, telephone directory, use through January 2008	Text	TX0006507703	1/31/2007	Dex Media, Inc.
Trinidad, CO, Aguilar, Branson, Weston, telephone directory, use through May 2008.	Text	TX0006580985	6/12/2007	Dex Media, Inc.
Tucumcari, NM, Conchas Dam, Logan Nara Vista, San Jon, Telephone Directory, 048916.	Text	TX0007061142	5/12/2008	Dex Media, Inc. d/b/a Dex
Twin Cities/Minneapolis and surrounding area, telephone directory, use through May 2008.	Text	TX0006598145	6/12/2007	Dex Media, Inc.
Twin Falla, ID, Burley, Rupert-Wood River Valley and surrounding area, telephone directory, use through April 2008.	Text	TX0006599372	6/5/2007	Dex Media, Inc.
Twin Ports, MN, Duluth, Superior, North Shore, telephone directory, use through June 2008.	Text	TX0006580913	6/14/2007	Dex Media, Inc.
Uintah Basin, UT, Roosevelt, Vernal & others, telephone directory, use through February 2008.	Text	TX0006522734	3/7/2007	Dex Media, Inc.
Valley of the Sun PLUS - Use through April 2008 (104364)	Text	TX0006859767	9/28/2007	Dex Media, Inc.
Walla Walla, OR, Dayton, Milton-Freewater and sourrounding area, telephone directory, use through March 2008.	Text	TX0006568424	4/17/2007	Dex Media, Inc.
Waterloo/Cedar Falls - Oelwein, Independence and Surrounding Area - Use through June 2008 (026897)	Text	TX0006882006	7/10/2007	Dex Media, Inc.
West Area UT Telephone Directory, 103812 December, 2007.	Text	TX0006939263	12/31/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
West area, UT, telephone directory, use through January 2008.	Text	TX0006507704	2/2/2007	Dex Media, Inc.
Western suburban area, telephone directory, use through May 2008.	Text	TX0006597922	6/12/2007	Dex Media, Inc.
Western suburbs/Perry/Winterset - and surrounding area- use through May 2008.	Text	TX0006596495	6/5/2007	Dex Media, Inc.
White Bear Lake Area (038814)	Text	TX0007009457	5/12/2008	Dex Media, Inc. d/b/a Dex
Wickenburg and surrounding area, telephone directory, use through February 2008.	Text	TX0006522738	3/7/2007	Dex Media, Inc.
Williston, UT and surrounding area, telephone directory, use through April 2008.	Text	TX0006585602	5/8/2007	Dex Media, Inc.
Winslow, AZ, Holbrook, Joseph City, and surrounding area, telephone directory, use through April 2008.	Text	TX0006558222	4/20/2007	Dex Media, Inc.
Yakima Valley, WA, Telephone Directory, 2007, 077903.	Text	TX0007067295	5/12/2008	Dex Media, Inc. d/b/a Dex
Yakima Valley, WA, telephone directory, use through January 2008.	Text	TX0006507717	1/31/2007	Dex Media, Inc.
Yuma, AZ, Hyder, Dateland, ..., Felicity, CA, Winterhaven & others, use through March 2008.	Text	TX0006568406	4/17/2007	Dex Media, Inc.
Ames (025051) Story County Area and Surroundinq Area.	Text	TX0007028676	5/8/2008	Dex Media, Inc. d/b/a Dex
Arvada/Broomfield/Westminster - Use through June 2008 (008036)	Text	TX0006882035	7/10/2007	Dex Media, Inc. d/b/a Dex
Aspen (008045) Glenwood Springs and Surrounding Area.	Text	TX0007028658	5/2/2008	Dex Media, Inc. d/b/a Dex
Bismarck/Mandan (055010) and Surrounding Area.	Text	TX0007028687	5/2/2008	Dex Media, Inc. d/b/a Dex
Boise Telephone Directory 0171722 December, 2007.	Text	TX0006951980	12/31/2007	Dex Media, Inc. d/b/a Dex
Boone (025194) Dana, Grand Junction and Surroundinq Area.	Text	TX0007028680	5/8/2008	Dex Media, Inc. d/b/a Dex
Buffalo/Big Lake (038144) Monticello and Surroundinq Area.	Text	TX0007028723	5/2/2008	Dex Media, Inc. d/b/a Dex
Council Bluffs - and Surrounding Area - Use through June 2008 (025399)	Text	TX0006881778	7/10/2007	Dex Media, Inc. d/b/a Dex
Faribault (038557) Owatonna and Surroundinq Area.	Text	TX0007028764	5/2/2008	Dex Media, Inc. d/b/a Dex
Fergus Falls (038280) and Surrounding Area.	Text	TX0007028712	5/2/2008	Dex Media, Inc. d/b/a Dex
Glacial Lakes Area (067521) and Surrounding Communities.	Text	TX0007028674	5/2/2008	Dex Media, Inc. d/b/a Dex
Glasgow - and Northeastern Montana (042768)	Text	TX0006828152	10/1/2007	Dex Media, Inc. d/b/a Dex
Grand Rapids - and Surrounding Area (038328)	Text	TX0006846697	10/1/2007	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Great Falls - and North Central Montana (042802/042803)	Text	TX0006828224	10/1/2007	Dex Media, Inc. d/b/a Dex
Greater NW Valley Telephone Directory 003800 September, 2007.	Text	TX0006854302	9/28/2007	Dex Media, Inc. d/b/a Dex
Klamath Falls - Including Lake County and Surrounding Area (061352)	Text	TX0006828159	10/1/2007	Dex Media, Inc. d/b/a Dex
Malad City, ID, Holbrook, Telephone Directory, 2007, 017500.	Text	TX0007067072	5/12/2008	Dex Media, Inc. d/b/a Dex
Minnesota Southwest (038483) Luveme, Marshall, Pipestone Redwood Falls, and Surrounding Area.	Text	TX0007028686	5/8/2008	Dex Media, Inc. d/b/a Dex
Mohave County/Colorado River Area - and Surrounding Area (003431)	Text	TX0006828142	10/1/2007	Dex Media, Inc. d/b/a Dex
North Dakota South Central - Jamestown, Valley City and Surrounding Area - Use through June 2008 (055829)	Text	TX0006882273	7/10/2007	Dex Media, Inc. d/b/a Dex
North Platte/McCook/Ogallala and Surrounding Area (044641)	Text	TX0007028709	5/2/2008	Dex Media, Inc. d/b/a Dex
Olympia/Shelton PLUS - and Surrounding Area (104723)	Text	TX0006828226	10/1/2007	Dex Media, Inc. d/b/a Dex
O’Neil/Valentine and Surrounding Area (044622)	Text	TX0007028767	5/2/2008	Dex Media, Inc. d/b/a Dex
Port Townsend, WA, Port Ludlow, Telephone Directory, 2007, 077562.	Text	TX0007056787	5/12/2008	Dex Media, Inc. d/b/a Dex
Rio Rancho (048606) Albuquerque West Area.	Text	TX0007028751	5/8/2008	Dex Media, Inc. d/b/a Dex
SaIt Lake City PLUS-and Surrounding Area (104391) ty.	Text	TX0006828140	10/1/2007	Dex Media, Inc. d/b/a Dex
Salida/Buena Vista (008806) Alma, Fairplay and Surrounding Area.	Text	TX0007028664	5/8/2008	Dex Media, Inc. d/b/a Dex
Shelton - Grapeview, Hoodsport, Lilliwaup, Matlock, Union (077702)	Text	TX0006828157	10/1/2007	Dex Media, Inc. d/b/a Dex
Shenandoah/Red Oak (026671) and Surrounding Area.	Text	TX0007028761	5/2/2008	Dex Media, Inc. d/b/a Dex
Silver City/Deming (048770) Lordsburg Area.	Text	TX0007028652	5/2/2008	Dex Media, Inc. d/b/a Dex
Sioux City and Surrounding Area (026712)	Text	TX0007028774	5/2/2008	Dex Media, Inc. d/b/a Dex
Siouxland North (026715)	Text	TX0007028745	5/2/2008	Dex Media, Inc. d/b/a Dex
South Dakota South Central (067651) Huron, Mitchell, Pierre and Surrounding Area.	Text	TX0007028668	5/8/2008	Dex Media, Inc. d/b/a Dex
Tri-Cities Regional - Kennewick, Pasco, Richland (077538)	Text	TX0006828155	10/1/2007	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Tucson PLUS - and Surrounding Area (104399)	Text	TX0006828231	10/1/2007	Dex Media, Inc. d/b/a Dex
Vail/Leadville (008676) Summit County and Surrounding Area.	Text	TX0007028754	5/8/2008	Dex Media, Inc. d/b/a Dex
Virginia (038737) Bear River, Biwabik, Cook, Crane Lake, Ely Eveleth, Gilbert, Greaney, McKinley, Mountain Iron, Orr.	Text	TX0007028740	5/2/2008	Dex Media, Inc. d/b/a Dex
Wahpeton (055879) Breckenridge and Surrounding Area.	Text	TX0007028728	5/2/2008	Dex Media, Inc. d/b/a Dex
Walsenburg/Gardner (008936) La Veta/Cuchara.	Serial	TX0007028648	5/8/2008	Dex Media, Inc. d/b/a Dex
Webster City (026398) Clarion Eagle Grove.	Serial	TX0007028772	5/2/2008	Dex Media, Inc. d/b/a Dex
Winona and Surrounding Area (038851)	Serial	TX0007028734	5/2/2008	Dex Media, Inc. d/b/a Dex
Winter Park/Grand County(008442)	Serial	TX0007028705	5/2/2008	Dex Media, Inc. d/b/a Dex
Yankton (067780) Vermillion and Surrounding Area.	Serial	TX0007028683	5/8/2008	Dex Media, Inc. d/b/a Dex
Phoenix Metro A-Z May 2008 Telephone Directory (14117)	Text	TX0007003433	7/2/2008	Dex Media, Inc. d/b/a Dex
Santa Fe Telephone Directory May 2008 (048692/103587)	Text	TX0007005533	7/16/2008	Dex Media, Inc. d/b/a Dex
Aberdeen - and Surrounding Area (067010)	Text	TX0007140213	2/24/2009	Dex Media, Inc. d/b/a Dex
Aberdeen, WA, Hoquiam, Raymond, South Bend, Telephone Directory, 2008, 077010.	Text	TX0007076626	10/10/2008	Dex Media, Inc. d/b/a Dex
Albany - and Surrounding Area Alphabetical listings for Corvallis and Surrounding Area follow Albany White Pages (061010)	Text	TX0007037754	1/22/2009	Dex Media, Inc. d/b/a Dex
Alliance/Chadron (044549) Allen, Angora, Antioch, Ashby, Batesland, Bayard, Bingham, Bridgeport, Crawford, Denby, Ellsworth, Gordon, Harrison, Hay Springs, Hemingford, Hyannis, Interior, Kyle.	Text	TX0007179097	8/27/2008	Dex Media, Inc. d/b/a Dex
Ames/Story County Area (025051) Alleman, Clemens, Colo, Gilbert, Huxley, Kelley, Napier, Nevada, Sheldahl, Slater, Zearing.	Text	TX0007142040	2/24/2009	Dex Media, Inc. d/b/a Dex
Artesia - and Surrounding Area (048127)	Text	TX0007020841	1/21/2009	Dex Media, Inc. d/b/a Dex
Arvada/Broomfield/Westminster (008036)	Text	TX0007026069	1/22/2009	Dex Media, Inc. d/b/a Dex
Atlantic (025092) and Surrounding Area.	Text	TX0007005670	7/2/2008	Dex Media, Inc. d/b/a Dex
Bagdad, Chino Valley, Dewey, Humboldt, Mayer, Prescott Valley, Prescott (003620)	Text	TX0007626022	6/30/2008	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Bainbridge Island Poulsbo and Suquamish Included in the Yellow Pages (077036)	Text	TX0007076606	10/10/2008	Dex Media, Inc. d/b/a Dex
Baker City-La Grande Areas 061055.	Text	TX0007004899	6/19/2008	Dex Media, Inc. d/b/a Dex
Bellingham (077062) Whatcom County.	Text	TX0007004763	6/19/2008	Dex Media, Inc. d/b/a Dex
Bemidji - Walker, Cass Lake, and Surrounding Area (038084)	Text	TX0007037743	1/22/2009	Dex Media, Inc. d/b/a Dex
Big Horn Basin, WY, Telephone Directory, 2008, 083036.	Text	TX0007076829	10/10/2008	Dex Media, Inc. d/b/a Dex
Billings and Surrounding Area (042129)	Text	TX0007626013	6/30/2008	Dex Media, Inc. d/b/a Dex
Billings PLUS and Surrounding Area (105406)	Text	TX0007608859	6/30/2008	Dex Media, Inc. d/b/a Dex
Bismarck/Mandan - and Surrounding Area (055010)	Text	TX0007037720	1/22/2009	Dex Media, Inc. d/b/a Dex
Blackfoot, ID, Shelley,Telephone Directory, 2008, 017094.	Text	TX0007076212	10/10/2008	Dex Media, Inc. d/b/a Dex
Boone (025194) Dana, Grand Junction and Surrounding Area.	Text	TX0007141997	2/24/2009	Dex Media, Inc. d/b/a Dex
Boulder/Longmont PLUS (104488/104487) and separate sections.	Text	TX0007128152	3/11/2010	Dex Media, Inc. d/b/a Dex
Boulder telephone directory (008052) December 2008.	Text	TX0006926309	1/22/2009	Dex Media, Inc. d/b/a Dex
Bozeman, MT, Surrounding Area, Telephone Directory, 2008, 042163.	Text	TX0007076571	10/2/2008	Dex Media, Inc. d/b/a Dex
Brigham City, UT, Surrounding Area, Telephone Directory, 2008, 074058.	Text	TX0007076541	10/10/2008	Dex Media, Inc. d/b/a Dex
Buffalo/Big Lake/Monticello (038144) and Surrounding Area.	Text	TX0007141956	2/24/2009	Dex Media, Inc. d/b/a Dex
Butte and Surrounding Area (042248)	Text	TX0007006751	6/30/2008	Dex Media, Inc. d/b/a Dex
Cache Valley, UT, Telephone Directory, 2008, 074063.	Text	TX0007076880	10/10/2008	Dex Media, Inc. d/b/a Dex
Canon City (00815) Florence/Hillside/Penrose/Westcliff and Surrounding Area.	Text	TX0007024535	6/24/2008	Dex Media, Inc. d/b/a Dex
Casa Grande (003120) Ajo, Arizona City, Coolidge, Eloy, Florence, Gila Bend, Maricopa, Picacho, Sacaton, Stanfield.	Text	TX0007006857	6/30/2008	Dex Media, Inc. d/b/a Dex
Casper - and Surrounding Area (083040)	Text	TX0007026037	1/22/2009	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Castle Rock/Parker (008182) Deckers, Elbert County, Elizabeth, Franktown, Kiowa, Larkspur, Lone Tree, Sedalia.	Text	TX0007031251	6/24/2008	Dex Media, Inc. d/b/a Dex
Cedar Rapids (025256) Marion, Vinton, Hiawatha, Anamosa, Monticello and surrounding Area.	Text	TX0007005684	7/2/2008	Dex Media, Inc. d/b/a Dex
Cedar Rapids PLUS and Surrounding Area (105483)	Text	TX0007005698	7/2/2008	Dex Media, Inc. d/b/a Dex
Central Oregon Telephone Directory 061072 March, 2008.	Text	TX0006924146	3/26/2008	Dex Media, Inc. d/b/a Dex
Centralia/Chehalis (077114) Serving Lewis County.	Text	TX0007020668	2/24/2009	Dex Media, Inc. d/b/a Dex
Cheyenne and Surrounding Area (083125)	Text	TX0007006772	6/30/2008	Dex Media, Inc. d/b/a Dex
Clackamas Telephone Directory 061649 February, 2008.	Text	TX0006846057	3/26/2008	Dex Media, Inc. d/b/a Dex
Clark County Telephone Directory 077846 December, 2008.	Text	TX0007010838	12/21/2008	Dex Media, Inc. d/b/a Dex
Cle Elum, WA, Easton, Roslyn, Telephone Directory, 2008, 077166.	Text	TX0007076250	10/10/2008	Dex Media, Inc. d/b/a Dex
Clovis/Portales - and Surrounding Area (048244)	Text	TX0007020392	1/21/2009	Dex Media, Inc. d/b/a Dex
Cochise County (003145/103626) and Surrounding Area.	Text	TX0007021800	3/3/2009	Dex Media, Inc. d/b/a Dex
Colorado Springs PLUS (104579) and the Pikes Peak Region.	Text	TX0007142011	2/24/2009	Dex Media, Inc. d/b/a Dex
Colorado Springs Telephone Directory 2008 (008208)	Text	TX0006867364	3/20/2008	Dex Media, Inc. dba Dex
Colville - and Surrounding Area (077190)	Text	TX0007026097	1/22/2009	Dex Media, Inc. d/b/a Dex
Corvallis - and Surrounding Area, Alphabetical listings for Albany and Surrounding Area follow Corvallis White Pages (061195)	Text	TX0007026046	1/22/2009	Dex Media, Inc. d/b/a Dex
Deborah/Elkader/West Union (025441) and Surrounding Area Including Lansing, Waukon.	Text	TX0007005679	7/2/2008	Dex Media, Inc. d/b/a Dex
Denver PLUS (105771) Covering the Metro Area.	Text	TX0007128138	3/11/2010	Dex Media, Inc. d.b.a. Dex
Denver PLUS (105771) Covering the Metro Area.	Text	TX0007155876	3/19/2010	Dex Media, Inc. d.b.a. Dex
DexKnows.com Website.	Text	TX0006937168	12/17/2008	Dex Media, Inc. R.H. Donnelley Inc.
Dickinson and Surrounding Area (055572)	Text	TX0007096761	8/26/2008	Dex Media, Inc. d/b/a Dex
Dubuque - IOWA: Bellevue, Cascade, Dyersville, Epworth, Holy Cross, La Motte,	Text	TX0007028881	2/24/2009	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Manchester ILLINOIS: East Dubuque, Galena. WISCONSIN: Dickeyville, Fairplay, Platteville (025543)				d/b/a Dex
East Central Minnesota (038156) Almelund, Braham, Cambridge, Hinckley, Isanti, Mora, North Branch, Ogilvie, Pine City, Rush City, Sandstone	Text	TX0007002000	6/18/2008	Dex Media, Inc. d/b/a Dex
East Valley Yellow Pages 2008 Telephone Directory (3421)	Text	TX0006909305	10/27/2008	Dex Media, Inc. dba Dex
Eastern Montana (043180)	Text	TX0007140193	2/24/2009	Dex Media, Inc. d/b/a Dex
Estes Park/Allenspark/Glen Haven-and Surrounding Area (008312)	Text	TX0007037737	1/22/2009	Dex Media, Inc. d/b/a Dex
Eugene-Springfield PLUS and Surrounding Areas 104390.	Text	TX0007004877	6/19/2008	Dex Media, Inc. d.b.a. Dex
Eugene Telephone Directory 061265 June, 2008.	Text	TX0007001325	6/6/2008	Dex Media, Inc. d/b/a Dex
Eugene Telephone Directory 061265 June, 2008.	Text	TX0007001325	6/6/2008	Dex Media, Inc. d/b/a Dex
Evanston-Kemmerer (083210) and Surrounding Area.	Text	TX0007140194	2/24/2009	Dex Media, Inc. d/b/a Dex
Faribault/Northfield/Owatonna/Waseca (038557) and Surrounding Area	Text	TX0007142104	2/24/2009	Dex Media, Inc. d.b.a. Dex
Farmington (048283) Aztec, Blanco, Bloomfield, Flora Vista, Shiprock.	Text	TX0007005721	7/2/2008	Dex Media, Inc. d/b/a Dex
Fergus Falls- and Surrounding Area (038280)	Text	TX0007026450	2/24/2009	Dex Media, Inc. d/b/a Dex
Flagstaff and Surrounding Area (003270)	Text	TX0007631701	6/30/2008	Dex Media, Inc. d/b/a Dex
Flagstaff PLUS and Surrounding Area (104857)	Text	TX0007608843	6/30/2008	Dex Media, Inc. d/b/a Dex
Florence Telephone Directory 061267 June, 2008.	Text	TX0007187510	6/12/2008	Dex Media, Inc. d/b/a Dex
Forest Lake Area (038292)	Text	TX0007021807	2/24/2009	Dex Media, Inc.
Glacial Lakes Area (067521/067522) and Surrounding Communities.	Text	TX0007142051	2/24/2009	Dex Media, Inc. d/b/a Dex
Glasgow, MT, Northeastern Montana, Telephone Directory, 2008, 042768.	Text	TX0007076643	10/10/2008	Dex Media, Inc. d/b/a Dex
Globe/Miami/Superior and Surrounding Area (003320)	Text	TX0007608845	6/30/2008	Dex Media, Inc. d/b/a Dex
Grafton and Surrounding Area (055315)	Text	TX0007116698	8/27/2008	Dex Media, Inc. d/b/a Dex
Grand Forks/East Grand Forks - and Surrounding Area (055338)	Text	TX0007140212	2/24/2009	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Grand Island - Hastings, Kearney - and Surrounding Area (044512/044513)	Text	TX0007141946	2/24/2009	Dex Media, Inc. d/b/a Dex
Grants Pass, OR, Medford and Surrounding Area, Telephone Directory, 2008, 104388.	Text	TX0007076283	10/10/2008	Dex Media, Inc. d/b/a Dex
Grants Pass - Rogue River and Surrounding Area Medford Business listings follow Grants Pass White Pages (061282)	Text	TX0007076120	10/10/2008	Dex Media, Inc. d/b/a Dex
Great Falls, MT, North Central Montana, Telephone Directory, 2008, 042802/042803.	Text	TX0007076851	10/10/2008	Dex Media, Inc. d/b/a Dex
Greater Eastside PLUS (106692) Separate Section for Seattle.	Text	TX0007021757	3/3/2009	Dex Media, Inc. d/b/a Dex
Greater Eastside Telephone Directory 077049 September, 2008.	Text	TX0007035992	9/19/2008	Dex Media, Inc. d/b/a Dex
Greater Northwest Valley telephone directory 2008 (3800)	Text	TX0006909359	10/27/2008	Dex Media, Inc. dba Dex
Greater Westside Telephone Directory 061068 February, 2008.	Text	TX0007137922	2/29/2008	Dex Media, Inc. d/b/a Dex
Greeley/Windsor - Includes Business Listings for Fort Collins, Loveland and Surrounding Area (008494)	Text	TX0007027922	2/24/2009	Dex Media, Inc. d/b/a Dex
Helena and Surrounding Area (042904)	Text	TX0007626004	6/30/2008	Dex Media, Inc. d.b.a. Dex
Highland Park/Summit Hill (104024)	Text	TX0007141936	2/24/2009	Dex Media, Inc. d/b/a Dex
Idaho Falls and Surrounding Area, Telephone Directory, 2008, (017402)	Text	TX0007211791	7/14/2008	Dex Media, Inc. d/b/a Dex
Iowa City (025933) and Surrounding Area.	Text	TX0007142034	2/24/2009	Dex Media, Inc. d/b/a Dex
Jackson Hole, WY, Grand Teton and Yelllowstone National Parks Star Valley, Teton Valley, ID, West Yellowstone and Surrounding Areas (083950)	Text	TX0007585682	6/30/2008	Dex Media, Inc. d/b/a Dex
Kennewick, WA, Pasco, Richland, Tri-Cities Regional, Telephone Directory, 2008, 077538)	Text	TX0007076179	10/10/2008	Dex Media, Inc. d/b/a Dex
Kitsap Peninsula, WA, Allyn, Anderson Island, Bangor, Belfair, Bremerton, Dewatto, Gig Harbor, Hansville, Indianola, Keyport, Kingston, Lake Bay, Port Gamble, Port Orchard, Poulsbo, Seabeck, Telephone Directory, 2008, 077075.	Text	TX0007076093	10/10/2008	Dex Media, Inc. d/b/a Dex
Klamath Falls, OR, Lake County and Surrounding Area, Telephone Directory, 2008, 061352.	Text	TX0007076676	10/10/2008	Dex Media, Inc. d/b/a Dex
La Junta and Surrounding Area (008624)	Text	TX0007024543	6/24/2008	Dex Media, Inc. d/b/a Dex
Laramie/Rock River (083445)	Text	TX0007020618	2/24/2009	Dex Media, Inc. d/b/a Dex
Las Cruces (048419) Anapra, Anthony, Berino, Canutillo, Chamberino, Chaparral, Hatch, La Mesa, La Union, Mesilla, Mesquite, Organ, San Migual, Santa Teresa, Sunland Park, Truth or	Text	TXu001622393	7/2/2008	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Consequences.
Las Vegas/Raton - and Surrounding Area (048458)	Text	TX0007020822	1/21/2009	Dex Media, Inc. d/b/a Dex
Lewiston/Clarkston/Pullman/Colfax and Surrounding Area, Telephone Directory, 2008, (017486)	Text	TX0007211911	7/14/2008	Dex Media, Inc. d/b/a Dex
Lewistown, and Surrounding Area, Telephone Directory, 2008, 043010.	Text	TX0007076559	10/10/2008	Dex Media, Inc. d/b/a Dex
Limon/Burlington (008130) and Surrounding Area.	Text	TX0007028558	6/24/2008	Dex Media, Inc. d/b/a Dex
Lincoln/Heartland Telephone Directory 2008 (103150)	Text	TX0006845509	3/13/2008	Dex Media, Inc. d/b/a Dex
Little Falls (038424) and Surrounding Area.	Text	TX0007012305	6/18/2008	Dex Media, Inc. d/b/a Dex
Longview (077410)and Surrounding Area including Castle Rock, Cathlamet, Kalama, Kelso, Puget Island, Ryderwood, Skamokawa, Toutle, Vader Followed by separate section for Rainier, OR.	Text	TX0007004922	6/19/2008	Dex Media, Inc. d/b/a Dex
Loveland/Berthoud (008728) Includes Business Listings for Fort Collins, Greeley and Surrounding Areas.	Text	TX0007024548	6/24/2008	Dex Media, Inc. d/b/a Dex
Lumar - and Surrounding Area (008650)	Text	TX0007232846	1/22/2009	Dex Media, Inc. d/b/a Dex
Medford/Ashland and Surrounding Area (061440)	Text	TX0007020278	1/21/2009	Dex Media, Inc. d/b/a Dex
Medford-Ashland PLUS and Surrounding Area 104387.	Text	TX0007004783	4/30/2009	Dex Media, Inc. d/b/a Dex
Metro Denver A-Z Telephone Directory 2008 (008260)	Text	TX0006973070	6/4/2009	Dex Media, Inc. d/b/a Dex
Minneapolis PLUS (104365/104384) and surrounding Twin Cities area.	Text	TX0007012548	6/18/2008	Dex Media, Inc. d/b/a Dex
Minnesota Southwest (038483) Luverne, Marshall, Pipestone, Redwood Falls and Surrounding Area.	Text	TX0007142054	2/24/2009	Dex Media, Inc. d/b/a Dex
Mohave County, AZ, Colorado River Area and Surrounding Area, Telephone Directory, 2008, 003431.	Text	TX0007076503	10/10/2008	Dex Media, Inc. d/b/a Dex
Moses Lake (077470) Ephrata Othello (Including Royal City), Ritzville and Surrounding Area.	Text	TX0007020633	2/24/2009	Dex Media, Inc. d/b/a Dex
Mountain Home - Atlantic, Bruneau, Glenns Ferry, Grand View, Pine-Featherville, Prairie, Tipanuk (017598)	Text	TX0007026115	1/22/2009	Dex Media, Inc. d/b/a Dex
Nampa/Caldwell and Surrounding Area, Telephone Directory, 2008, (017622)	Text	TX0007211783	7/14/2008	Dex Media, Inc. d/b/a Dex
Nogales/Rico (003470) Amado, Arivaca, Canelo, Carmen, Elgin, Green Valley, Patagonia, Sahuarita, Sonoita, Tubac, Tumacacori.	Text	TX0007097899	2/24/2009	Dex Media, Inc. d/b/a Dex
North Platte/McCook/Ogallala - and Surrounding Area (044641/044642)	Text	TX0007026458	2/24/2009	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Northern Colorado PLUS (104615) Fort Collins, Loveland, Berthoud, Estes Park, Greeley, Windsor.	Text	TX0007031259	6/24/2008	Dex Media, Inc. d/b/a Dex
Northern Hills, SD, Telephone Directory, Belle Fourche, Buffalo, Camp Crook, Deadwood, Lead, Newell, Nisland, Spearfish, Sturgis, Vale, Whitewood 2008, (067023)	Text	TX0007114033	8/27/2008	Dex Media, Inc. d/b/a Dex
Northern Oregon Coast (061037) Astoria, Seaside, Cannon Beach, Tillamook, Long Beach Peninsula and Surrounding Areas.	Text	TX0007004725	6/19/2008	Dex Media, Inc. d/b/a Dex
Northglenn/Thomton/Commerce City, Including Eastlake, Federal Heights, Henderson, portions of North Denver, Telephone Directory, 2008, (008767)	Text	TX0007211874	7/7/2008	Dex Media, Inc. d/b/a Dex
Northwest Suburban Area (038048)	Text	TX0007005019	6/18/2008	Dex Media, Inc. d/b/a Dex
Ogden/Davis County PLUS, Telephone Directory, 2008, (104389)	Text	TX0007212085	7/14/2008	Dex Media, Inc. d/b/a Dex
Olympia/Lacey Tumwater - and Surrounding Area Includes Shelton White Pages (077526)	Text	TX0007021630	1/21/2009	Dex Media, Inc.
Olympia, WA, Shelton, Surrounding Area, Telephone Directory, 2008, 104723.	Text	TX0007076655	10/10/2008	Dex Media, Inc. d/b/a Dex
Omaha Telephone Directory July 2009 (044715/12535)	Text	TX0006874798	7/17/2008	Dex Media, Inc. d/b/a Dex
O’Neill/Valentine (044622) and Surrounding Area.	Text	TX0007142007	2/24/2009	Dex Media, Inc. d/b/a Dex
Park City/Heber City (074266) Coalville, Kamas, Oakley.	Text	TX0007021729	3/3/2009	Dex Media, Inc. d/b/a Dex
Park Rapids, MN, Staples/Wadena - and Surrounding Area, Telephone Directory, 2008, 038761.	Text	TX0007060920	2/6/2009	Dex Media, Inc. d/b/a Dex
Payette/Ontario - and Surrounding Area (017682)	Text	TX0007037717	1/22/2009	Dex Media, Inc. d/b/a Dex
Pendleton/Athena/Weston and Surrounding Area 061667.	Text	TX0007004961	6/19/2008	Dex Media, Inc. d/b/a Dex
Port Angeles/Sequim/North Olympic/Peninsula (077550)	Text	TX0007020646	2/24/2009	Dex Media, Inc. d/b/a Dex
Port Townsend/Port Ludlow (077562) Brinnon, Center, Chimacum, Quilcene.	Text	TX0007020682	2/24/2009	Dex Media, Inc. d/b/a Dex
Price-Helper, East Carbon, Emery County Towns, Green River, Hanksville, Hiawatha, Scofield, Telephone Directory, 2008, (074710)	Text	TX0007212143	7/14/2008	Dex Media, Inc. d/b/a Dex
Provo / Orem PLUS (104577) and Surrounding Area.	Text	TX0007157451	3/31/2010	Dex Media, Inc. d/b/a Dex
Provo/Orem PLUS - and Surrounding Area (104577)	Text	TX0007020436	1/21/2009	Dex Media, Inc. d/b/a Dex
Provo Telephone Directory 074726 November, 2008.	Text	TX0007010884	12/3/2008	Dex Media, Inc. d/b/a Dex
Puyallup - and Surrounding Area Alder, Ashford, Bonney Lake, Buckley, Carbonado,	Text	TX0007020405	1/21/2009	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Eatonville, Edgewood, Elbe, Graham, Lake Tapps, Orting, South Prairie, Sumner, Wilkenson (077602)				d/b/a Dex
Rawlins/Encampment/Hanna/Saratoga (083600)	Text	TX0007209091	6/30/2008	Dex Media, Inc. d/b/a Dex
Rochester (038617) and Surrounding Area.	Text	TX0007002004	6/18/2008	Dex Media, Inc. d/b/a Dex
Rock Springs/Green River/Farson/Pinedale (083655)	Text	TX0007097861	2/24/2009	Dex Media, Inc. d/b/a Dex
Roseburg (061737) and Surrounding Area.	Text	TX0007097876	2/24/2009	Dex Media, Inc. d/b/a Dex
Roswell and Surrounding Area (048614)	Text	TX0007005686	7/2/2008	Dex Media, Inc. d/b/a Dex
Salem-Dallas-Woodburn PLUS 104400.	Text	TX0007004855	6/19/2008	Dex Media, Inc. d/b/a Dex
Salem Telephone Directory 061772 June, 2008.	Text	TX0007032599	6/5/2008	Dex Media, Inc. d/b/a Dex
Salida Buena Vista - Alma, Fairplay and Surrounding Area (008806)	Text	TX0007026092	1/22/2009	Dex Media, Inc. d/b/a Dex
Salt Lake City Telephone Directory 2008 (074816)	Text	TX0006882056	9/2/2008	Dex Media, Inc. d/b/a Dex
Salt Lake City, UT, Telephone Directory, 2008, 104391.	Text	TX0007076778	10/10/2008	Dex Media, Inc. d/b/a Dex
Scottsdale Telephone Directory 003745 October, 2008.	Text	TX0007009688	10/14/2008	Dex Media, Inc. d/b/a Dex
Seattle Metro PLUS (104366)	Text	TX0007021762	3/3/2009	Dex Media, Inc. d/b/a Dex
Seattle YP Telephone Directory 077678 June, 2008.	Text	TX0007009444	8/4/2008	Dex Media, Inc. d/b/a Dex
Shelton/Olympia PLUS (104722/104723) and Surrounding Area.	Text	TX0007169124	4/7/2010	Dex Media, Inc. d/b/a Dex
Shenandoah/Red Oak (026671) and Surrounding Area.	Text	TX0007141974	2/24/2009	Dex Media, Inc. d/b/a Dex
Sidney/Kimball - and Surrounding Area (044824)	Text	TX0007086925	2/4/2009	Dex Media, Inc. d/b/a Dex
Silver City/Deming/Lordsburg Area (048770)	Text	TX0007142088	2/24/2009	Dex Media, Inc. d/b/a Dex
Sioux Falls - and Surrounding Area (067640/067641)	Text	TX0007142103	2/24/2009	Dex Media, Inc. d/b/a Dex
Sioux Falls Regional PLUS - Includes Business White Pages for Sioux Falls and Surrounding Area and Residential White Pages for Sioux Falls (105555A)	Text	TX0007026078	1/22/2009	Dex Media, Inc. d/b/a Dex
Soda Springs and Surrounding Area, Telephone Directory, 2008, (017878)	Text	TX0007212714	7/14/2008	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
South Central Utah, Beaver, Bicknell, Boulder, Circleville, Ephraim, Escalante, Fairview, Fillmore, Fountain Green, Gunnison, Hanksville, Loa, Manti, Marysvale, Moroni, Mt. Pleasant, Telephone Directory, 2008, (074864)	Text	TX0007211948	7/14/2008	Dex Media, Inc. d/b/a Dex
South Dakota/South Central - Huron, Mitchell, Pierre, and Surrounding Area (067651)	Text	TX0007211817	7/7/2008	Dex Media, Inc. d/b/a Dex
South King County Telephone Directory 077730 September, 2008.	Text	TX0007016226	9/9/2008	Dex Media, Inc. d/b/a Dex
South Valley Area, Alpine, Alta-Snowbird, American Fork, Copperton, Cottonwood, Crescent, Draper, Highland, Lehi, Midvale, Murray, Riverton, Sandy, South Jordan, Union, West Jordan, Telephone Directory, 2008, (074861)	Text	TX0007212681	7/14/2008	Dex Media, Inc. d/b/a Dex
Southeastern Idaho PLUS (104791)	Text	TX0007021773	3/3/2009	Dex Media, Inc. d/b/a Dex
Southern Utah, Colorado City, Fredonia, AZ, Mesquite, NV, Telephone Directory, 2008, (074866)	Text	TX0007212042	7/14/2008	Dex Media, Inc. d/b/a Dex
Spokane Telephone Directory 077762 September, 2008.	Text	TX0007015605	9/12/2008	Dex Media, Inc. d/b/a Dex
Spokane, WA, Coeur d’Alene, Spokane Valley, Spokane Business White Pages, Telephone Directory, 2008, 104398.	Text	TX0007076444	10/10/2008	Dex Media, Inc. d/b/a Dex
St. Cloud (038629) and Surrounding Area.	Text	TX0007002012	6/18/2008	Dex Media, Inc. d/b/a Dex
St. Croix Valley (038633)	Text	TX0007026003	1/22/2009	Dex Media, Inc. d/b/a Dex
St. Helens and Surrounding Area including Clatskanie, Columbia City, Deer Island, Rainier, Scappoose, Vernonia, Warren 061755.	Text	TX0007004939	6/19/2008	Dex Media, Inc. d/b/a Dex
ST Paul YP Telephone Directory September, 2008 038653.	Text	TX0007300420	10/16/2008	Dex Media, Inc. d/b/a Dex
Tacoma Telephone Directory 077774 March, 2008.	Text	TX0006988670	3/17/2008	Dex Media, Inc. d/b/a Dex
Taos - and Surrounding Area (048838/103720)	Text	TX0007026121	1/22/2009	Dex Media, Inc. d/b/a Dex
Treasure Valley PLUS (104578) Boise, Nampa, Caldwell and Surrounding Area.	Text	TX0007021706	3/3/2009	Dex Media, Inc. d/b/a Dex
Trinidad (008884) Aguilar/Branson/Weston.	Text	TXu001624746	6/24/2008	Dex Media, Inc. d/b/a Dex
Tucson, AZ, Surrounding Area, Telephone Directory, 2008, 104399.	Text	TX0007076520	10/10/2008	Dex Media, Inc. d/b/a Dex
Tucson Yellow Pages Bilingual Telephone Directory September 2008 (778520)	Text	TX0006909362	10/27/2008	Dex Media, Inc. d/b/a Dex
Tucson Yellow Pages English Telephone Directory September 2008 (778520)	Text	TX0006908767	10/27/2008	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Tucumcari (048916) Conchas Dam, Logan, Nara Visa, San Jon.	Text	TX0007142047	2/24/2009	Dex Media, Inc. d/b/a Dex
Twin Falls/Burley/Rupert/Wood River Valley and Surrounding Area, Telephone Directory, 2008, (017906)	Text	TX0007212126	7/14/2008	Dex Media, Inc. d/b/a Dex
Uintah Basin, UTAH: Roosevelt, Vernal, Duchesne, Altamont, Flattop, Lapoint, Randlett, Neola, Tabiona, Fruitland and Surrounding Areas COLORADO: Rangely, Dinosaur, Telephone Directory	Text	TX0007211994	7/14/2008	Dex Media, Inc. d/b/a Dex
University of Nebraska-Lincoln (104915) Student Directory 2008-2009 .	Text	TX0007167592	4/12/2010	Dex Media, Inc. d/b/a Dex
Vail / Leadville / Summit County (008676) and Surrounding Area.	Text	TX0007157348	3/15/2010	Dex Media, Inc. d.b.a. Dex
Valle del Sol (105470)	Text	TX0007128173	3/11/2010	Dex Media, Inc. d.b.a. Dex
Valley of the Sun PLUS - Anthem, Buckeye, Chandler, Gilbert, Glendale, Goodyear, Maricopa, Mesa, Peoria, Phoenix, Queen Creek, Scottsdale, Sun City, Surprise, Tempe (104364)	Text	TX0007020296	1/21/2009	Dex Media, Inc. d/b/a Dex
Virginia (038737) Bear River, Biwabik, Cook, Crane Lake, Ely, Eveleth, Gilbert, Greaney, McKinley, Mountain Iron, Orr.	Text	TX0007142086	2/24/2009	Dex Media, Inc. d/b/a Dex
Wahpeton/Breckenridge - and Surrounding Area (055879)	Text	TX0007028879	2/24/2009	Dex Media, Inc. d/b/a Dex
Walla Walla-Dayton, Milton-Freewater, OR and Surrounding Area (077870)	Text	TX0007004747	6/19/2008	Dex Media, Inc. d.b.a. Dex
Walsenburg/Gardner/La Veta/Cuchara (008936)	Text	TX0007026130	1/22/2009	Dex Media, Inc. d/b/a Dex
Wasatch Front, UT Telephone Directory 2009 104054 Salk Lake City, Ogden, Provo.	Text	TX0007357004	5/3/2011	Dex Media, Inc. d.b.a. Dex
Webster City/Clarion/Eagle Grove (026938)	Text	TX0007142003	2/24/2009	Dex Media, Inc. d/b/a Dex
Western Suburbs/Perry/Winterset and Surrounding Area (025485)	Text	TX0007005675	7/2/2008	Dex Media, Inc. d/b/a Dex
White Bear Lake Area (038814)	Text	TX0007026054	1/22/2009	Dex Media, Inc. d/b/a Dex
Wickenburg and Surrounding Area (003820)	Text	TX0007608862	6/30/2008	Dex Media, Inc. d/b/a Dex
Winona (038851) and Surrounding Area.	Text	TX0007142084	2/24/2009	Dex Media, Inc. d/b/a Dex
Winslow-Holbrook-Joseph City and Surrounding Area (003870)	Text	TX0007608853	6/30/2008	Dex Media, Inc. d/b/a Dex
Yakima Valley (077930)	Text	TX0007147357	3/11/2010	Dex Media, Inc.
Yakima Valley / Tri-Cities (104609) and Surrounding Area.	Text	TX0007147356	3/11/2010	Dex Media, Inc.
Tri-Cities/Yakima Valley PLUS and Surrounding Area (104608)	Text	TX0007076057	10/10/2008	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Yankton-Vermillion (067780) and Surrounding Area.	Text	TX0007142001	2/24/2009	Dex Media, Inc. d/b/a Dex
Yuma (003920) Hyder-Dateland, Somerton, Wellton, AZ, Felicity, Winterhaven, CA.	Text	TX0007006883	6/30/2008	Dex Media, Inc. d/b/a Dex
Iowa Falls/Hampton and Surrounding Area (025953)	Text	TX0007005652	7/2/2008	Dex Media, Inc. d/b/a Dex
Fargo/Moorhead Regional PLUS; Fargo, ND/Moorhead, MN; Detroit Lakes, MN; Fergus Falls, MN; Wahpeton/Breckenridge, ND; Jamestown/Valley City, ND.	Text	TX0007888776	1/21/2009	Dex Media, Inc. d/b/a Dex
Alamogordo (048010) Alto, Capitan, Carrizozo, Cloudcroft, Mayhill, Mescalero, Ruidoso, Ruidoso Downs, Tularosa, White Mountain.	Text	TX0006996548	2008-08-19	Dex Media, Inc. d/b/a Dex
Algona/Humboldt and Surrounding Area (025030)	Text	TX0007005642	7/2/2008	Dex Media, Inc. d/b/a Dex
Aurora/Montbello/DIA (008299) Including Bennett, Byers, Eastern Centennial, Green Valley Ranch Strasburg, Watkins, portions of East Denver.	Text	TX0007005617	7/9/2008	Dex Media, Inc. d/b/a Dex
Boulder/Longmont PLUS (104487) - in separate sections.	Text	TX0007888724	1/21/2009	Dex Media, Inc. d/b/a Dex
Brighton Ft. Lupton, Hudson, Keenesburg, Roggen(008078)	Text	TX0007888663	1/21/2009	Dex Media, Inc. d/b/a Dex
Burlington/Mt. Pleasant (025215) Danville, Dodgeville, Kingston, Mediapolis, Morning Sun, Sperry and Surrounding Area.	Text	TX0007005444	7/2/2008	Dex Media, Inc. d/b/a Dex
Central and Downtown Denver (008188) Including Capitol Hill, Cherry Creek, Highlands, Park Hill, Washington Park, & other Denver County neighborhoods	Text	TX0007005629	7/9/2008	Dex Media, Inc. d/b/a Dex
Central Oregon Coast 061580 Including Depoe Bay, Lincoln City, Newport, Pacific City, Waldport.	Text	TX0007644677	6/25/2008	Dex Media, Inc. d/b/a Dex
Clifton/Safford (003670) Duncan, Morenci, Pima, Thatcher, Virden, NM York.	Text	TX0007021768	3/3/2009	Dex Media, Inc. d/b/a Dex
Clinton/Camanche/Maquoketa and Surrounding Area (025338)	Text	TX0007689154	7/2/2008	Dex Media, Inc. d/b/a Dex
Colorado Front Range En Espanol (I 0543 1) Denver, Greeley, Pueblo.	Text	TX0007029026	6/24/2008	Dex Media, Inc. d/b/a Dex
Craig/Meeker-Stearnboat Springs - and Surrounding Area (008221)	Text	TX0007888713	1/21/2009	Dex Media, Inc. d/b/a Dex
Detroit Lakes (038212) and Surrounding Area.	Text	TX0007000137	6/18/2008	Dex Media, Inc. d/b/a Dex
Durango/Cortez/Pagosa Springs and Southwestern Colorado (008286)	Text	TX0007644733	6/25/2008	Dex Media, Inc. d/b/a Dex
East County Telephone Directory 061676 February, 2008.	Text	TX0006845276	3/5/2008	Dex Media, Inc. d/b/a Dex
Edina/St. Louis Park (103773)	Text	TX0007021348	6/18/2008	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Englewood/Litticton/Centennial/Lone Tree/Highiands Ranch/South Metro Denver (008819)	Text	TX0007005609	7/9/2008	Dex Media, Inc. d/b/a Dex
Evergreen (008338) Aspen Park, Bailey, Bergen Park, Conifer, Genesee, Golden, Idledale, Indian Hills, Kittredge, Morrison, Phillipsburg, Pine, Shaffers Crossing.	Text	TX0007031238	6/24/2008	Dex Media, Inc. d/b/a Dex
Fargo/Moorhead and Surrounding Area (055272)	Text	TX0006995948	8/19/2008	Dex Media, Inc. d/b/a Dex
Fort Collins (008364) and Surrounding Area-Including Business Listings for Greeley, Windsor, Loveland and Surrounding areas.	Text	TX0007644727	6/25/2008	Dex Media, Inc. d/b/a Dex
Fort Madison/Keokuk (025707) Denmark, Montrose, West Point, Wever.	Text	TX0007005665	7/2/2008	Dex Media, Inc. d/b/a Dex
Gallup/Grants/Laguna Acoma, Sanders, AZ and Surrounding Area (048302)	Text	TX0006996024	8/19/2008	Dex Media, Inc. d/b/a Dex
Grand Junction (008468) Clifton, Collbran Debeque, Delta, Fruita, Palisade, Moab, UT and Surrounding Area.	Text	TX0007031226	6/24/2008	Dex Media, Inc. d/b/a Dex
Grand Rapids - and Surrounding Area (038328)	Text	TX0007888698	1/21/2009	Dex Media, Inc. d/b/a Dex
Gunnison, Crested Butte, Lake City, Mt. Crested Butte (008520)	Text	TX0007888667	1/21/2009	Dex Media, Inc. d/b/a Dex
Jackson/Windom - and Surrounding Area (038833)	Text	TX0007888997	1/21/2009	Dex Media, Inc. d/b/a Dex
Lakewood/Golden/Wheat Ridge (008949) Including Applewood, Bear Valley, Coal Creek Canyon, Edgewater, Green Mountain, portions of SW Denver.	Text	TX0006996079	8/19/2008	Dex Media, Inc. d/b/a Dex
Litchfield-Montevideo-Willmar and Surrounding Area (038420)	Text	TX0007021359	6/18/2008	Dex Media, Inc. d/b/a Dex
Longmont and Surrounding Area (008702), Including Boulder and Surrounding Area Business White Pages Listings.	Text	TX0007031205	6/24/2008	Dex Media, Inc. d/b/a Dex
Marshalltown and Surrounding Area (026158)	Text	TX0007005658	7/2/2008	Dex Media, Inc. d/b/a Dex
Missoula and Surrounding Area (043197)	Text	TX0007064265	6/30/2008	Dex Media, Inc. d/b/a Dex
Montrose/Delta/Telluride (008750) and Surrounding Area.	Text	TX0007031264	6/24/2008	Dex Media, Inc. d/b/a Dex
Morris and Surrounding Area (038497)	Text	TX0006995993	8/19/2008	Dex Media, Inc. d/b/a Dex
Muscatine and Surrounding Area (026241)	Text	TX0007005635	7/2/2008	Dex Media, Inc. d/b/a Dex
Norfolk - and Surrounding Area (044605)	Text	TX0007888750	1/21/2009	Dex Media, Inc. d/b/a Dex
Northeastern Wyoming (083533) and Surrounding Area.	Text	TX0007113504	2/24/2009	Dex Media, Inc. d/b/a Dex
Ogden Telephone Directory 074614 June, 2008.	Text	TX0007381965	6/24/2008	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Okanogan Valley-Grand Coulee Dam Methow Valley and Surrounding Area (077514)	Text	TX0007644682	6/25/2008	Dex Media, Inc. d/b/a Dex
Ottumwa/Oskaloosa/Pella (026436) Including Agency, Albia, Batavia, Beacon, Bladensburg, Blakesburg, Bloomfield, Cedar, Chillicothe, Eddyville, Eldon, Fairfield, Fremont, Hedrick, Kirkville.	Text	TX0007005427	7/2/2008	Dex Media, Inc. d/b/a Dex
Payson/Pine/Strawberry (003545)	Text	TX0007608852	6/30/2008	Dex Media, Inc. d/b/a Dex
Pocatello and Surrounding Area, Telephone Directory, 2008, (017696)	Text	TX0007212057	7/14/2008	Dex Media, Inc. d/b/a Dex
Portland YP Telephone Directory 061702 November, 2008.	Text	TX0007037174	12/1/2008	Dex Media, Inc. d/b/a Dex
Pueblo and Surrounding Area (008780)	Text	TX0007005455	7/2/2008	Dex Media, Inc. d/b/a Dex
Rapid City and Surrounding Area (067065)	Text	TX0006995942	8/19/2008	Dex Media, Inc. d/b/a Dex
Red Wing (038605) Lake City, Wabasha and Surrounding Area.	Text	TX0007021353	6/18/2008	Dex Media, Inc. d/b/a Dex
Santa Fe Mini Edition (104956) and Surrounding Area Santa Fe, Los Alamos, Espanola, Taos, Chama and Abiquiu.	Text	TX0006995969	8/19/2008	Dex Media, Inc. d/b/a Dex
Sarpy County (044720) Bellevue, Gretna, LaVista, Papillion, Springfield, Offutt Air Force Base.	Text	TX0006996038	8/19/2008	Dex Media, Inc. d/b/a Dex
Sioux City (026712) and Surrounding Area.	Text	TX0007888740	1/21/2009	Dex Media, Inc. d/b/a Dex
Siouxland North (026715)	Text	TX0007037729	1/22/2009	Dex Media, Inc. d/b/a Dex
Socorro (048809) Bingham, Datil, Magdalena, Quemado.	Text	TX0006995982	8/19/2008	Dex Media, Inc. d/b/a Dex
South King County PLUS (106691)	Text	TX0007113449	2/24/2009	Dex Media, Inc. d/b/a Dex
Southwest Suburban Area (038689)	Text	TX0007000259	6/18/2008	Dex Media, Inc. d/b/a Dex
Storm Lake/Cherokee and Surrounding Area (026774)	Text	TX0007005437	7/2/2008	Dex Media, Inc. d/b/a Dex
Tacoma-Puyallup PLUS and Surrounding Area (104454)	Text	TX0007644557	6/19/2008	Dex Media, Inc. d/b/a Dex
Tooele (074918) UTAH: Dugway, Grantsville, Ibapah, Rush Valley-Terra, Stockton, Vernon, Wendover NEVADA: Pilot Valley, Wendover, Western Wendover.	Text	TX0007113455	2/24/2009	Dex Media, Inc. d/b/a Dex
Twin Ports (038727) Duluth, Superior, North Shore.	Text	TX0006995956	8/19/2008	Dex Media, Inc. d/b/a Dex
Western Suburban Area (038388)	Text	TX0006995936	8/19/2008	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Williston, ND, Telephone Directory, and Surrounding Area, 2008, (055922)	Text	TX0007114053	8/27/2008	Dex Media, Inc. d/b/a Dex
Winter Park/Grand County (008442)	Text	TX0007888704	1/21/2009	Dex Media, Inc. d/b/a Dex
Central Oregon PLUS (I04383) Bend, Black Butte, Camp Shen-nan, La Pine, Madras, Prineville, Redmong, Sisters, Sunriver.	Text	TX0007644564	6/19/2008	Dex Media, Inc. d/b/a Dex
Sauk Centre - and Surrounding Area (038677)	Text	TX0007888799	1/21/2009	Dex Media, Inc. d/b/a Dex
East Tucson Area (003777) January 2009.	Text	TX0006926631	1/22/2009	Dex Media, Inc. d/b/a Dex
Aberdeen (067010) and Surrounding Area.	Text	TX0007155864	3/19/2010	Dex Media, Inc. d/b/a Dex
Aberdeen / Hoquiam / Raymond / South Bend (077010)	Text	TX0007157591	3/17/2010	Dex Media, Inc. d/b/a Dex
Alamogordo (048010) Alto, Capitan, Carrizozo, Cloudcroft, Mayhill, Mescalero, Ruidoso, Ruidoso Downs, Tularosa, White Mountain.	Text	TX0007070179	8/3/2009	Dex Media, Inc. d/b/a Dex
Alamosa (008026) and Surrounding Area.	Text	TX0007157864	3/16/2010	Dex Media, Inc. d/b/a Dex
Albany (061010) and Surrounding Area Alphabetical listings for Corvallis and Surrounding Area follow Albany White Pages.	Text	TX0007157682	3/23/2010	Dex Media, Inc. d/b/a Dex
Albert Lea / Austin (038072) and Surrounding Area.	Text	TX0007155471	3/16/2010	Dex Media, Inc. d/b/a Dex
Albuquerque Yellow Pages Telephone Directory English/Spanish January 2009 (048050/103666)	Text	TX0006973782	6/4/2009	Dex Media, Inc. d/b/a Dex
Algona / Humboldt (025030) and Surrounding Area.	Text	TX0007136555	3/15/2010	Dex Media, Inc. d/b/a Dex
Alliance/Chadron (044549) Allen, Angora, Antioch, Ashby, Batesland, Bayard, Bingham, Bridgeport, Crawford, Denby, Ellsworth, Gordon, Harrison, Hay Springs, Hemingford, Hyannis, Interior, Kyle,.	Text	TX0007396828	3/3/2009	Dex Media, Inc. d/b/a Dex
Ames / Story County Area (025051) Alleman, Clemens, Colo, Gilbert, Huxley, Kelley, Napier, Nevada, Sheldahl, Slater, Zearing.	Text	TX0007157572	3/19/2010	Dex Media, Inc.
Apache junction / East Mesa (103081)	Text	TX0007157472	3/31/2010	Dex Media, Inc. d.b.a. Dex
Apache Junction East Mesa, AZ Telehone Directory Use Through October 2010 (103081 14424)	Text	TX0007052072	10/21/2009	Dex Media, Inc. d/b/a Dex
Artesia (048127) and Surrounding Area.	Text	TX0007166277	3/16/2010	Dex Media, Inc. d/b/a Dex
Arvada / Broomfield / Westminster (008036)	Text	TX0007155460	3/16/2010	Dex Media, Inc. d/b/a Dex
Aspen / Glenwood Springs (008045) and Surrounding Area.	Text	TX0007155869	3/19/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Atlantic (025092) and Surrounding Area.	Text	TX0007021741	3/3/2009	Dex Media, Inc. d.b.a. Dex
Aurora / Montbello / DIA (008299) Including Bennett, Byers, Eastern Centennial, Green Valley Ranch, Strasburg, Watkins portions of East Denver.	Text	TX0007155469	3/16/2010	Dex Media, Inc. d.b.a. Dex
Bainbridge Island, WA (077036) Poulsbo and Suquamish included in the Yellow Pages.	Text	TX0007158727	3/16/2010	Dex Media, Inc. d.b.a. Dex
Baker City / La Grande Areas (061055)	Text	TX0007157586	3/17/2010	Dex Media, Inc. d.b.a. Dex
Bellingham (077062) Whatcom County.	Text	TX0007147362	3/11/2010	Dex Media, Inc.
Bemidji (038084) Walker, Cass Lake and Surrounding Area.	Text	TX0007157481	3/18/2010	Dex Media, Inc. d.b.a. Dex
Big Horn Basin (083036)	Text	TX0007167203	4/7/2010	Dex Media, Inc. d.b.a. Dex
Billings (042129) and Surrounding Area.	Text	TX0007021358	3/6/2009	Dex Media, Inc. d.b.a. Dex
Billings PLUS (105406) and Surrounding Area.	Text	TX0007140197	3/6/2009	Dex Media, Inc. d.b.a. Dex
Bismarck / Mandan (055010) and Surrounding Area.	Text	TX0007165033	4/13/2010	Dex Media, Inc. d.b.a. Dex
Blackfoot / Shelley (017094)	Text	TX0007167529	4/22/2010	Dex Media, Inc. d.b.a. Dex
Boone (025194) Dana, Grand Junction and Surrounding Area.	Text	TX0007165327	4/13/2010	Dex Media, Inc. d.b.a. Dex
Boulder/Longmont PLUS (104488/104487) and separate sections.	Text	TX0007138811	4/12/2010	Dex Media, Inc. d.b.a. Dex
Boulder Telephone Directory (008052) December 2009.	Text	TX0007099047	1/6/2010	Dex Media, Inc. d.b.a. Dex
Bozeman042163) and Surrounding Area.	Text	TX0007157607	3/17/2010	Dex Media, Inc. d.b.a. Dex
Brainerd Lakes (038120)	Text	TX0007157867	3/16/2010	Dex Media, Inc. d.b.a. Dex
Brighton (008078) Fort Lupton, Hudson, Keenesburg, Roggen.	Text	TX0007021695	3/3/2009	Dex Media, Inc. d.b.a. Dex
Buffalo / Big Lake / Monticello (038144) and Surrounding Area.	Text	TX0007157563	3/19/2010	Dex Media, Inc.
Burlington/Mt. Pleasant (025215) Danville, Dodgeville, Kingston, Mediapolis, Morning Sun, Sperry and Surrounding Area.	Text	TX0007027918	3/3/2009	Dex Media, Inc. d.b.a. Dex
Business Buyer’s Guide Phoenix 2010 (097366)	Text	TX0007163955	4/7/2010	Dex Media, Inc. d.b.a. Dex
Butte (042248) and Surrounding Area.	Text	TX0007135427	3/15/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Cache Valley (074063)	Text	TX0007157420	3/31/2010	Dex Media, Inc. d.b.a. Dex
Canon City / Florence / Hillside/ Penrose / Westcliff (008156) and Surrounding Area.	Text	TX0007157225	3/15/2010	Dex Media, Inc. d.b.a. Dex
CARROLL/GLIDDEN/HALABUR/RALSTON (025235)	Text	TX0007021732	3/3/2009	Dex Media, Inc. d/b/a Dex
Casa Grande (003120) Ajo, Arizona City, Coolidge, Eloy, Florence, Gila Bend, Maricopa, Picacho, Sacaton, Stanfield.	Text	TX0007021366	3/6/2009	Dex Media, Inc. d/b/a Dex
Casper (083040) and Surrounding Area.	Text	TX0007134779	3/11/2010	Dex Media, Inc. d.b.a. Dex
Castle Rock/Parker (008182) Deckers, Elbert County, Elizabeth, Franktown, Kiowa, Larkspur, Lone Tree, Sedalia.	Text	TX0007021718	3/3/2009	Dex Media, Inc. d.b.a. Dex
Cedar Rapids (025256) Marion, Vinton, Hiawatha, Anamosa, Monticello and Surrounding Area.	Text	TX0007135597	3/11/2010	Dex Media, Inc. d.b.a. Dex
Cedar Rapids PLUS (105483) and Surrounding Area.	Text	TX0007093746	8/3/2009	Dex Media, Inc. d/b/a Dex
Central and Downtown Denver (008188) Including Capitol Hill Cherry Creek, Highlands, Park Hill, Washington Park, & other Denver County neighborhoods.	Text	TX0007160384	3/16/2010	Dex Media, Inc. d.b.a. Dex
Central Oregon Coast (061580) Including Depoe Bay, Lincoln City, Newport, Pacific City, Waldport.	Text	TX0007147354	3/11/2010	Dex Media, Inc.
Central Oregon PLUS (104383) Bend, Black Butte, Camp Sherman, La Pine, Madras, Prineville, Redmond, Sisters, Sunriver.	Text	TX0007157601	3/15/2010	Dex Media, Inc. d.b.a. Dex
Central Oregon Telephone Directory 61072 March, 2009.	Text	TX0007021185	3/18/2009	Dex Media, Inc. d/b/a Dex
Central Washington (105446) Yakima Valley,Tri-Cities.	Text	TX0007169119	4/7/2010	Dex Media, Inc. d.b.a. Dex
Centralia / Chehalis / Serving Lewis County (077114)	Text	TX0007170444	4/12/2010	Dex Media, Inc. d.b.a. Dex
Chandler / Gilbert (104069)	Text	TX0007170410	4/12/2010	Dex Media, Inc. d.b.a. Dex
Chandler Gilbert Directory 104069 October, 2009.	Text	TX0007039155	10/20/2009	Dex Media, Inc. d/b/a Dex
Cheyenne (083125) and Surrounding Area.	Text	TX0007069769	8/3/2009	Dex Media, Inc. d/b/a Dex
Chisholm / Hibbing (038180) and Surrounding Area.	Text	TX0007157461	3/18/2010	Dex Media, Inc. d.b.a. Dex
Clackamas County Telephone Directory 061649 Feburary, 2009.	Text	TX0007148638	2/17/2009	Dex Media, Inc. d/b/a Dex
Clark County, WA Telephone Directory 2009 077846.	Text	TX0007307486	12/15/2009	Dex Media, Inc. d/b/a Dex
Cle Elum/Easton/Roslyn (077166)	Text	TX0007169092	4/7/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Clifton / Safford (003670) Duncan; Morenci; Pima; Thatcher; Virden, NM; York.	Text	TX0007170426	4/12/2010	Dex Media, Inc. d.b.a. Dex
Clinton / Camanche / Maquoketa (025338) and Surrounding Area.	Text	TX0007157238	3/15/2010	Dex Media, Inc. d.b.a. Dex
Cloquet / Barnum / Carlton / Moose Lake (038076) Including Brimson, Brookston, Cotton.	Text	TX0007160398	3/16/2010	Dex Media, Inc. d.b.a. Dex
Colorado Front Range (105431) Denver, Greeley.	Text	TX0007134740	3/11/2010	Dex Media, Inc. d.b.a. Dex
Colorado Springs PLUS (104579) and the Pikes Peak Region.	Text	TX0007021711	3/3/2009	Dex Media, Inc. d.b.a. Dex
Colorado Springs Telephone Directory 2009 (008208)	Text	TX0006973777	6/4/2009	Dex Media, Inc. d.b.a. Dex
The Columbia Gorge Telephone Directory 61475 May, 2009.	Text	TX0007101877	6/2/2009	Dex Media, Inc. d.b.a. Dex
Colville (077190) and Surrounding Area.	Text	TX0007169099	4/7/2010	Dex Media, Inc. d.b.a. Dex
Corvallis (061195) and Surrounding Area Alphabetical Listings for Albany and Surrounding Area follow Corvallis White Pages.	Text	TX0007184855	3/23/2010	Dex Media, Inc. d.b.a. Dex
Council Bluffs and Surrounding Area (025399)	Text	TX0007157299	3/16/2010	Dex Media, Inc. d.b.a. Dex
Craig / Meeker / Steamboat Springs (008221) and Surrounding Area.	Text	TX0007158738	3/15/2010	Dex Media, Inc. d.b.a. Dex
Las Cruces (048419/103668) Anapra, Anthony, Berino, Canutillo, Chamberino, Chaparral, Hatch, La Mesa, La Union, Mesilla, Mesquite, Organ, San Miguel, Santa Miguel, Santa Teresa, Sunland Park, Truth or.	Text	TX0007069780	8/3/2009	Dex Media, Inc. d.b.a. Dex
Decorah/Elkader/West Union (025441) and Surrounding Area - Including Lansing, Waukon.	Text	TX0007021744	3/3/2009	Dex Media, Inc. d.b.a. Dex
Des Moines Directory 025482 November, 2009.	Text	TX0007054107	11/2/2009	Dex Media, Inc. d.b.a. Dex
Detroit Lakes 038212) and Surrounding Area.	Text	TX0007157244	3/15/2010	Dex Media, Inc. d.b.a. Dex
Dickinson (055572) and Surrounding Area.	Text	TX00070217223	3/3/2009	Dex Media, Inc. d.b.a. Dex
Dubuque (025543) IOWA: Bellevue, Cascade, Dyersville, Epworth, Holy Cross, La Motte, Manchester. ILLINOIS: East Dubuque, Galena,. WISCONSIN: Dickeyville, Faitplay, Platteville.	Text	TX0007157234	3/18/2010	Dex Media, Inc. d.b.a. Dex
Durango / Cortez / Pagosa Springs (008286) and Southwestern Colorado.	Text	TX0007136443	3/15/2010	Dex Media, Inc. d.b.a. Dex
East Central Minnesota (038156) Almelund, Braham, Cambridge, Hinckley, Isanti, Mora, North Branch, Ogilvie, Pine City, Rush City, Sandstone.	Text	TX0007134924	3/11/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
East County, Telephone Directory, 2/2009, 061676.	Text	TX0007047481	3/30/2009	Dex Media, Inc. d/b/a Dex
East Valley Yellow Pages October 2009 Telephone Directory (003421)	Text	TX0007036722	11/12/2009	Dex Media, Inc. d/b/a Dex
Eastern Montana (043180)	Text	TX0007170419	4/12/2010	Dex Media, Inc. d.b.a. Dex
Englewood/Littleton, Centennial/Lone Tree, Highlands Ranch, South Metro Denver (008819)	Text	TX0007094277	8/3/2009	Dex Media, Inc. d/b/a Dex
Estes Park / Allenspark / Glen Haven (008312) and Surrounding Area.	Text	TX0007160391	3/16/2010	Dex Media, Inc. d.b.a. Dex
Eugene Directory 061265 August, 2009.	Text	TX0007038759	8/12/2009	Dex Media, Inc. d/b/a Dex
Eugene / Springfield / Lane County (061265)	Text	TX0007157678	3/23/2010	Dex Media, Inc. d.b.a. Dex
Eugene/Springfield PLUS (104390) and Surrounding Area.	Text	TX0007169130	4/7/2010	Dex Media, Inc. d.b.a. Dex
Evanston / Kemmerer (083210) and Surrounding Area.	Text	TX0007157403	3/31/2010	Dex Media, Inc. d.b.a. Dex
Evergreen (008338) Aspen Park, Bailey, Bergen Park, Conifer, Genesee, Golden, Idledale, Indian Hills, Kittredge, Morrison, Phillipsburg, Pine, Shaffers Crossing.	Text	TX0007021703	3/3/2009	Dex Media, Inc. d/b/a Dex
Fargo/Moorhead (055272) and Surrounding Area.	Text	TX0007069786	8/3/2009	Dex Media, Inc. d/b/a Dex
Fargo / Moorhead Regional PLUS (106374) Fargo, ND / Moorhead, MN; Detroit Lakes MN; Fergus Falls, MN; Wahpeton, ND / Breckenridge, MN; Jamestown / Valley City, ND.	Text	TX0007137446	3/15/2010	Dex Media, Inc. d.b.a. Dex
Faribault / Northfield / Owatonna / Waseca (038557) and Surrounding Area.	Text	TX0007157565	3/19/2010	Dex Media, Inc.

Farmington (048283) Aztec, Blanco, Bloomfield, Flora Vista, Shiprock.	Text	TX0007021785	3/3/2009	Dex Media, Inc. d/b/a Dex
Fergus Falls and Surrounding Area, Telelphone Directly, 2010, 038280.	Text	TX0007328687	2/21/2011	Dex Media, Inc. d.b.a. Dex
Flagstaff, AZ (003270) and Surrounding Area.	Text	TX0007158854	3/16/2010	Dex Media, Inc. d.b.a. Dex
Flagstaff PLUS (104857) and Surrounding Area.	Text	TX0007134077	3/15/2010	Dex Media, Inc. d.b.a. Dex
Florence, OR, telephone directory, 2010.	Text	TX0007408186	3/30/2011	Dex Media, Inc. d.b.a. Dex
Forest Lake Area (038292)	Text	TX0007157508	3/18/2010	Dex Media, Inc. d.b.a. Dex
Fort Collins and Surrounding Area Including Business Listings For Greeley, Windsor, Loveland and Surrounding Areas (008364)	Text	TX0007157288	3/15/2010	Dex Media, Inc. d.b.a. Dex
Fort Madison/Keokuk (025707) Denmark, Montrose, West Point, Wever.	Text	TX0007026465	3/3/2009	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d/b/a Dex
Fremont (044276) and Surrounding Area.	Text	TX0007157567	3/19/2010	Dex Media, Inc.
Gallup/Grants/Laguna/Acoma/Sanders, AZ (048302) and Surrounding Area.	Text	TX0007128202	3/11/2010	Dex Media, Inc. d.b.a. Dex
Glacial Lakes Area (067521/067522) and Surrounding Communities.	Text	TX0007138829	4/12/2010	Dex Media, Inc. d.b.a. Dex
Glasgow (042768) and Northeastern Montana.	Text	TX0007157148	3/31/2010	Dex Media, Inc. d.b.a. Dex
Glenwood/Starbuck (038316) and Surrounding Area.	Text	TX0007094212	8/3/2009	Dex Media, Inc. d.b.a. Dex
Globe / Miami / Superior (003320) and Surrounding Area.	Text	TX0007134079	3/15/2010	Dex Media, Inc. d.b.a. Dex
Grafton (055315) and Surrounding Area.	Text	TX0007157158	3/15/2010	Dex Media, Inc. d.b.a. Dex
Grand County / Winter Park (008442)	Text	TX0007158750	3/16/2010	Dex Media, Inc. d.b.a. Dex
Grand Forks / East Grand Forks (055338) and Surrounding Area.	Text	TX0007157305	3/18/2010	Dex Media, Inc. d.b.a. Dex
Grand Island Hastings, Kearney and Surrounding Area (044512/044513)	Text	TX0007157316	3/15/2010	Dex Media, Inc. d.b.a. Dex
Grand Junction (008468) Clifton, Collbran, Debeque, Delta, Fruita, Palisade, Moab, UT and Surrounding Area.	Text	TX0007205740	8/3/2009	Dex Media, Inc. d.b.a. Dex
Grand Rapids (038828) and Surrounding Area.	Text	TX0007157503	3/18/2010	Dex Media, Inc. d.b.a. Dex
Grants Pass / Medford PLUS (104388) and Surrounding Area.	Text	TX0007157604	3/17/2010	Dex Media, Inc. d.b.a. Dex
Grants Pass / Rogue River (061282) and Surrounding Area Medford business listings follow Grants Pass White Pages.	Text	TX0007134809	3/11/2010	Dex Media, Inc. d.b.a. Dex
Great Falls (042802/042803) and Surrounding Area.	Text	TX0007167207	4/7/2010	Dex Media, Inc. d.b.a. Dex
Greater Albuquerque (104580) MINI Including Rio Rancho, Village of Los Ranchos.	Text	TX0007128192	3/11/2010	Dex Media, Inc. d.b.a. Dex
Greater Eastside PLUS (106692) Separate Section for Seattle.	Text	TX0007157204	3/31/2010	Dex Media, Inc. d.b.a. Dex
Greater Northwest Valley Telephone Directory (003800) October 2009.	Text	TX0007056195	11/12/2009	Dex Media, Inc. d.b.a. Dex
Greater Snohomish County, Telephone Directory, 3/2009, 077726.	Text	TX0007047494	4/7/2009	Dex Media, Inc. d.b.a. Dex
Greater Southwest Valley 0003070) and South Central Phoenix.	Text	TX0007157443	3/31/2010	Dex Media, Inc. d.b.a. Dex
Greeley / Windsor (008494) Includes Business listings for Fort Colllins, Loveland and	Text	TX0007157336	3/15/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Surrounding Area.				d.b.a. Dex
Gunnison (008520) Crested Butte, Lake City, Mt. Crested Butte	Text	TX0007155856	3/19/2010	Dex Media, Inc. d.b.a. Dex
Helena, MT (042904) and Surrounding Area.	Text	TX0007158759	3/16/2010	Dex Media, Inc. d.b.a. Dex
Highland park / Summit Hill (104024)	Text	TX0007157278	3/18/2010	Dex Media, Inc. d.b.a. Dex
Idaho Falls (017402) and Surrounding Area.	Text	TX0007140198	3/6/2009	Dex Media, Inc. d.b.a. Dex
Idaho Springs (008572) Black Hawk, Central City, Empire, Georgetown, Silver Plume.	Text	TX0007137470	3/15/2010	Dex Media, Inc. d.b.a. Dex
Iowa City, IA, Telephone Directory, Use Through November 2010 (025933)	Text	TX0007168512	4/20/2010	Dex Media, Inc. d.b.a. Dex
Iowa Falls / Hampton (025953) and Surrounding Area.	Text	TX0007160377	3/16/2010	Dex Media, Inc. d.b.a. Dex
Jackson Hole (083950) Grand Teton and Yellowstone National Parks; Star Valley, WY; Teton Valley, ID; West Yellowsstone and Surrounding Areas.	Text	TX0007157599	3/17/2010	Dex Media, Inc. d.b.a. Dex
Jackson / Windom (038833) and Surrounding Area.	Text	TX0007155839	3/19/2010	Dex Media, Inc. d.b.a. Dex
Kitsap Peninsula (077075) Allyn Anderson Island, Bangor, Belfair, Bremerton, Dewatto, Gig harbor, Haansville, Inhianola, Keyport, Kingston, Lake Bay, Port Gamble, Port Orchard, Poulsbo, Seabeck, Silverdale, Suquamish, Tahuya.	Text	TX0007157728	3/17/2010	Dex Media, Inc. d.b.a. Dex
Klamath Falls (061352) Including Lake County and Surrounding Area.	Text	TX0007166331	3/31/2010	Dex Media, Inc. d.b.a. Dex
La Junta (008624) and Surrounding Area.	Text	TX0007155457	3/16/2010	Dex Media, Inc. d.b.a. Dex
Lakewood/Golden/Wheat Ridge (008949) Including Applewood, Bear Valley, Coal Creek Canyon, Edgewater, Green Mountain, portions of SW Denver.	Text	TX0007140316	4/12/2010	Dex Media, Inc. d.b.a. Dex
Lamar (008650) and Surrounding Area.	Text	TX0007136408	3/15/2010	Dex Media, Inc. d.b.a. Dex
Lander/Riverton (083410) Crowheart, Dubois, Gas Hills, Jeffrey City, Shoshoni.	Text	TX0007142094	3/6/2009	Dex Media, Inc. d/b/a Dex
Laramie Rock River (083445)	Text	TX0007167663	4/22/2010	Dex Media, Inc. d.b.a. Dex
Las Cruces MINI (107992) and Surrounding Area.	Text	TX0007157556	3/15/2010	Dex Media, Inc. d.b.a. Dex
Las Vegas / Raton (048458) and Surrounding Area.	Text	TX0007155852	3/19/2010	Dex Media, Inc. d.b.a. Dex
Le Sueur / St. Peter (038665) and Surrounding Area.	Text	TX0007157856	3/16/2010	Dex Media, Inc. d.b.a. Dex
Lewiston/Clarkston/Pullman/Colfax (017486) and Surrounding Area.	Text	TX0007142042	3/6/2009	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Lewistown (043010) and Surrounding Area.	Text	TX0007157395	3/31/2010	Dex Media, Inc. d.b.a. Dex
Limon-Burlington (008130)	Text	TX0007026468	3/3/2009	Dex Media, Inc. d/b/a Dex
Litchfield Montevideo Willmar (038420) and Surrounding Area.	Text	TX0007161727	8/3/2009	Dex Media, Inc. d/b/a Dex
Little Falls (038424) and Surrounding Area.	Text	TX0007021737	3/3/2009	Dex Media, Inc. d/b/a Dex
Longmont (008702) and Surrounding Area Including Boulder and Surrounding Area Business White Pages Listings.	Text	TX0007071476	8/3/2009	Dex Media, Inc. d/b/a Dex
Longview, WA (077410) and Surrounding Area including Castle rock, Cathlamet, Kalma, Kelso, Puget Island, Ryderwood, Skamokawa, Toutle, Vader, Followed by separate section for Rainier, OR.	Text	TX0007158835	3/16/2010	Dex Media, Inc.
Los Lunas / Belen (048166) Bosque Farms, Isleta.	Text	TX0007155844	3/19/2010	Dex Media, Inc. d.b.a. Dex
Loveland / Berthoud (008728) Includes Business Listings for Fort Collins, Greeley and Surrounding Area.	Text	TX0007157343	3/15/2010	Dex Media, Inc. d.b.a. Dex
Lower Yakima Valley Telephone Directory 77422 Feburary, 2009.	Text	TX0007020549	2/27/2009	Dex Media, Inc. d/b/a Dex
Marshalltown (026158) and Surrounding Area.	Text	TX0007069398	8/3/2009	Dex Media, Inc. d/b/a Dex
Mason City / Charles City / Clear Lake (026179) Including Forest City, Garner, Northwood, Osage and Surrounding Area.	Text	TX0007155474	3/16/2010	Dex Media, Inc. d.b.a. Dex
Medford/Ashland, OR (061440) and Surrounding Area.	Text	TX0007158910	3/16/2010	Dex Media, Inc. d.b.a. Dex
Medford / Ashland PLUS (104387) and Surrounding Area.	Text	TX0007157600	3/17/2010	Dex Media, Inc. d.b.a. Dex
Metro Denver A-Z Telephone Directory (008260) December 2009.	Text	TX0007099051	1/6/2010	Dex Media, Inc. d.b.a. Dex
Minneapolis A-Z, and surrounding area telephone directory, use through May 2010 (038473)	Text	TX0006973072	6/4/2009	Dex Media, Inc. d.b.a. Dex
Minneapolis/St. Paul (104365/104384) PLUS (FLIP) and surrounding Twin Cities area.	Text	TX0007135595	3/11/2010	Dex Media, Inc. d.b.a. Dex
Minnesota Northwest (038474) Crookston, Thief River Falls, Warroad, Baudette.	Text	TX0007162347	8/3/2009	Dex Media, Inc. d/b/a Dex
Minnesota Southwest (038483) Luverne, Marshall, Pipestone, Redwood Falls and Surrounding Area.	Text	TX0007157558	3/19/2010	Dex Media, Inc.

Missoula (043197) and Surrounding Area.	Text	TX0007142102	3/6/2009	Dex Media, Inc. d/b/a Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Mohave County Colorado River Area (003431)and Surrounding Area.	Text	TX0007157399	3/31/2010	Dex Media, Inc. d.b.a. Dex
Montrose / Delta / Telluride (008750) and Surrounding Area.	Text	TX0007134959	3/11/2010	Dex Media, Inc. d.b.a. Dex
Morris (038497) and Surrounding Area.	Text	TX0007166286	3/16/2010	Dex Media, Inc. d.b.a. Dex
Moses Lake (077470) Ephrata, Othello, (Including Royal City) Ritzville and Surrounding Area.	Text	TX0007157754	3/23/2010	Dex Media, Inc. d.b.a. Dex
Mountain Home (017598) Atlanta, Bruneau, Glenns Ferry, Grand view, Pine-Featherville, Prairie, Tipanuk.	Text	TX0007142091	3/6/2009	Dex Media, Inc. d.b.a. Dex
Muscatine (026241) and Surrounding Area.	Text	TX0007157833	3/16/2010	Dex Media, Inc. d.b.a. Dex
Nampa / Caldwell (017622) and Surrounding Area.	Text	TX0007157486	3/18/2010	Dex Media, Inc. d.b.a. Dex
Nogales Rio Rico (003470 / 104056) Amado, Arivaca, Canelo, Carmen, Elgin, Green Valley, Patagonia, Sahuarita, Sonoita, Tubac, Tumcacacori.	Text	TX0007184837	3/23/2010	Dex Media, Inc. d.b.a. Dex
Norfolk (044605) and Surrounding Area.	Text	TX0007155872	3/19/2010	Dex Media, Inc. d.b.a. Dex
North Dakota South Central (055829) Jamestown, Valley City, and Surrounding Area.	Text	TX0007157855	3/16/2010	Dex Media, Inc. d.b.a. Dex
North/Northwest Tucson Area (003778) January 2009.	Text	TX0006924826	1/22/2009	Dex Media, Inc. d.b.a. Dex
North Platte / McCook / Ogallala (044641 / 044642) and Surrounding Area.	Text	TX0007157331	3/18/2010	Dex Media, Inc. d.b.a. Dex
Northeastern Colorado (008858)	Text	TX0007157860	3/16/2010	Dex Media, Inc.
Northeastern Wyoming (083533) and Surrounding Area.	Text	TX0007157187	3/31/2010	Dex Media, Inc. d.b.a. Dex
Northern Colorado PLUS (104614) Greeley, Windsor, Fort Collins, Loveland, Berthoud, Estes Park.	Text	TX0007155875	3/19/2010	Dex Media, Inc. d.b.a. Dex
Northern Colorado PLUS (104615) Fort Collins, Loveland, Berthoud, Estes Park, Greeley, Windsor.	Text	TX0007129249	3/11/2010	Dex Media, Inc. d.b.a. Dex
Northern Hills (067023) Belle Fourche, Buffalo, Camp Crook, Deadwood, Lesd, Newell, Nisland, Spearfish, Sturgis, GVale, Whitewood.	Text	TX0007157456	3/18/2010	Dex Media, Inc. d.b.a. Dex
Northern Oregon Coast (061037) Astoria, Seaside, Cannon Beach, Tillamook, Long Beach Penninsula and Surrounding Area .	Text	TX0007157611	3/15/2010	Dex Media, Inc. d.b.a. Dex
Northglenn, Thornton, Commerce City (008767) Including Eastlake, Federal Heights, Henderson, portions of North Denver.	Text	TX0007136364	3/15/2010	Dex Media, Inc.
Northwest Suburban Area (038048)	Text	TX0007162438	8/3/2009	Dex Media, Inc. d.b.a. Dex
Ogden / Davis County PLUS (104389)	Text	TX0007157722	3/17/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Okanogan Valley/Grand Coulee Dam (077514) Methow Valley and Surrounding Area.	Text	TX0007021779	3/3/2009	Dex Media, Inc. d/b/a Dex
Olympia/Lacey Tumwater (077526) and Surrounding Area Includes Shelton White Pages.	Text	TX0007164083	4/7/2010	Dex Media, Inc. d.b.a. Dex
Olympia / Shelton PLUS (104723) and Surrounding Area.	Text	TX0007157095	3/31/2010	Dex Media, Inc. d.b.a. Dex
Omaha & Surrounding Area Telephone Directory use through July 2010 (044715/12535)	Text	TX0006990707	7/20/2009	Dex Media, Inc. d/b/a Dex
Omaha/Council Bluffs PLUS (104385/104386) and Surrounding Area.	Text	TX0007166055	4/13/2010	Dex Media, Inc. d.b.a. Dex
Omaha/Council Bluffs PLUS (104385) and Surrounding Area.	Text	TX0007140300	4/12/2010	Dex Media, Inc. d.b.a. Dex
O’Neill / Valentine (044622) and Surrounding Area.	Text	TX0007155865	3/19/2010	Dex Media, Inc. d.b.a. Dex
Ontario / Payette (017682) and Surrounding Area.	Text	TX0007135441	3/15/2010	Dex Media, Inc. d/b/a Dex
Ottumwa/Oskaloosa/Pella (026436) Includind Agency, Albia, Batavia, Beacon, Blakesburg, Bloomfield, Cedar, Chillicothe, Eddyville, Eldon, Fairfield, Fremont, Hedrick, Kirkville, University Park, Wright.	Text	TX0007069881	8/3/2009	Dex Media, Inc. d/b/a Dex
Park City / Heber City (074266) Coalville, Kamas, Oakley.	Text	TX0007157757	3/23/2010	Dex Media, Inc. d.b.a. Dex
Park City / Staples / Wadena (038761) and Surrounding Area.	Text	TX0007163456	4/13/2010	Dex Media, Inc. d.b.a. Dex
Payette / Ontario (017682) and Surrounding Area.	Text	TX0007157729	3/23/2010	Dex Media, Inc. d/b/a Dex
Payson / Pine / Strawberry (003545) Christopher Creek, Kohls Ranch, Star Valley, Young.	Text	TX0007157595	3/17/2010	Dex Media, Inc. d.b.a. Dex
Pendleton/Athena/Weston (061338/061667) and Surrounding Area.	Text	TX0007134819	3/11/2010	Dex Media, Inc. d.b.a. Dex
Phoenix, AZ, Business WP Telephone Directory, 4/2009, 003569.	Text	TX0007046601	4/30/2009	Dex Media, Inc.
Phoenix, AZ, Class Telephone Directory, 4/2009, 003570.	Text	TX0007046589	4/10/2009	Dex Media, Inc. d/b/a Dex
Pocatello (017696) and Surrounding Area.	Text	TX0007134754	3/11/2010	Dex Media, Inc. d.b.a. Dex
Port Townsend / Port Ludlow (077562) Brinnon, Center, Chimacum, Quilcene.	Text	TX0007170431	4/12/2010	Dex Media, Inc. d.b.a. Dex
Portland / Clark County (104452) PLUS.	Text	TX0007147347	3/11/2010	Dex Media, Inc. d.b.a. Dex
Portland, OR, Clark County telephone directory, use through December 2010.	Text	TX0007161620	4/12/2010	Dex Media, Inc. d.b.a. Dex
Prescott (003620) Bagdad, Chino Valley, Dewey, Humboldt, Mayer, Prescott Valley.	Text	TX0007134913	3/11/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Prescott PLUS (108094) and Surrounding Area.	Text	TX0007134242	3/15/2010	Dex Media, Inc. d.b.a. Dex
Price-Helper (074710) East Carbon, Emery County Towns, Green River, Hanksville, Hiawatha, Scofield.	Text	TX0007136294	3/15/2010	Dex Media, Inc. d.b.a. Dex
Provo Directory 074726 November, 2009.	Text	TX0007206688	11/30/2009	Dex Media, Inc. d/b/a Dex
Pueblo (008780) and Surrounding Area.	Text	TX0007155463	3/16/2010	Dex Media, Inc. d.b.a. Dex
Puyallup, WA (077602) and Surrounding Area Alder, Ashford, Booney Lake, Buckley, Carbonado, Eatonville, Edgewood, Elbe, Graham, Lake tapps, Orting, South prairie, Sumner, Wilkeson.	Text	TX0007157510	3/16/2010	Dex Media, Inc. d.b.a. Dex
Rapid City (067065) and Surrounding Area.	Text	TX0007069803	8/3/2009	Dex Media, Inc. d/b/a Dex
Rawlins / Encampment / Hanna / Saratoga (083600	Text	TX0007135529	3/15/2010	Dex Media, Inc. d.b.a. Dex
Red Wing (038605) Lake City, Wabasha and Surrounding Area.	Text	TX0007162338	8/3/2009	Dex Media, Inc. d/b/a Dex
Rio Rancho, NM, Albuquerque West Area Telephone Directory, use through January 2010 (048606 / 103667)	Text	TX0007147315	3/11/2010	Dex Media, Inc. d.b.a. Dex
Rochester (038617) and Surrounding Area.	Text	TX0007136330	3/15/2010	Dex Media, Inc. d.b.a. Dex
Rock Springs / Green River / Farson / Pinedale (083655)	Text	TX0007168066	3/23/2010	Dex Media, Inc. d.b.a. Dex
Roseburg (061737) and Surrounding Area.	Text	TX0007185015	3/23/2010	Dex Media, Inc. d.b.a. Dex
Roswell (048614) and Surrounding Area.	Text	TX0007070192	8/3/2009	Dex Media, Inc. d/b/a Dex
Saint Paul YP Directory 038653 September, 2009.	Text	TX0007040948	9/28/2009	Dex Media, Inc. d/b/a Dex
Salem / Dallas / Woodburn PLUS (104400)	Text	TX0007157616	3/15/2010	Dex Media, Inc. d.b.a. Dex
Salem, Telephone Directory, 6/2009, 061772.	Text	TX0007044276	6/12/2009	Dex Media, Inc. d/b/a Dex
Salida / Buena Vista (008806) Alma, Fairplay and Surrounding Area.	Text	TX0007157220	3/15/2010	Dex Media, Inc. d.b.a. Dex
Salt Lake City PLUS (104391)	Text	TX0007157195	3/31/2010	Dex Media, Inc. d.b.a. Dex
Salt Lake City Telephone Directory 2009 (074816)	Text	TX0007022902	9/11/2009	Dex Media, Inc. d/b/a Dex
Santa Fe - Los Alamos, White Rock, Expanola, Pecos Telephone Book Use Through May	Text	TX0006980396	6/4/2009	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
2009 (048692/103587)				d/b/a Dex
Santa Fe MINI (104956) and Surrounding Area Santa Fe, Los Alamos, Espanola, Taos, Chama, Abiquiu.	Text	TX0007160358	3/16/2010	Dex Media, Inc. d.b.a. Dex
Sarpy County (044720) Bellevue, Gretha, LaVista, Papillion, Springfield, Offutt Air Force Base.	Text	TX0007155837	3/19/2010	Dex Media, Inc. d.b.a. Dex
Sauk Centre (038677) and Surrounding Area	Text	TX0007094324	8/3/2009	Dex Media, Inc. d.b.a. Dex
Scott County, IA Telephone Directory October 2010 (026530 1411)	Text	TX0007039078	11/9/2009	Dex Media, Inc. d/b/a Dex
Seattle Metro PLUS (104366)	Text	TX0007157724	3/17/2010	Dex Media, Inc. d.b.a. Dex
Seattle YP Directory 77678 June, 2009.	Text	TX0007139674	6/17/2009	Dex Media, Inc. d/b/a Dex
Shelton (077702) Grapview, Hoodsport, Lilliwaup, Matlock, Union.	Text	TX0007184845	3/23/2010	Dex Media, Inc. d.b.a. Dex
Shenandoah / Red Oak (026671) and Surrounding Area.	Text	TX0007165318	4/13/2010	Dex Media, Inc. d.b.a. Dex
Sidney / Kimball (044824) and Surrounding Area.	Text	TX0007155859	3/19/2010	Dex Media, Inc. d.b.a. Dex
Silver City / Deming / Lordsburg Area (048770)	Text	TX0007165041	4/13/2010	Dex Media, Inc.
Sioux City (026712) and Surrounding Area.	Text	TX0007165289	4/13/2010	Dex Media, Inc. d.b.a. Dex
Sioux Falls (067640/067641) and Surrounding Area.	Text	TX0007164120	4/12/2010	Dex Media, Inc. d.b.a. Dex
Sioux Falls Regional PLUS (105555) Includes Business White Pages for Sioux Falls and Surrounding Area.	Text	TX0007164081	4/12/2010	Dex Media, Inc. d.b.a. Dex
Sioux Falls Regional PLUS (105555) Includes Business White Pages For Sioux Falls ans Surrounding Area.	Text	TX0007163454	4/13/2010	Dex Media, Inc. d.b.a. Dex
Siouxland North (026715)	Text	TX0007157496	3/18/2010	Dex Media, Inc. d.b.a. Dex
Socorro (048809)Bingham, Magdaalena, Quemado.	Text	TX0007157213	3/15/2010	Dex Media, Inc. d.b.a. Dex
Soda Springs (017878) and Surrounding Area.	Text	TX0007021790	3/3/2009	Dex Media, Inc. d/b/a Dex
South Central Utah (074864) Beaver, Bicknell, Boulder, Circleville, Ephraim, Escalante, Fairview, Fillmore, Fountain Green, Gunnison, Hanksville, Loa, Manti, Marysvale, Moroni, Mt. Pleasant, Oak City, Panguitch, Richfield, Salina, Scipio, Torrey.	Text	TX0007135387	3/15/2010	Dex Media, Inc. d.b.a. Dex
South Dakota/South Central (067651) Huron, Mitchell, Pierre and Surrounding Area.	Text	TX0007164087	4/12/2010	Dex Media, Inc. d.b.a. Dex
South Jeffco / Columbine (008185) Including Governor’s Ranch, Ken Caryl Ranch, Roxborough Park, Southwest Denver, Southwest Littleton, Southwest Plaza, Bow Mar.	Text	TX0007136530	3/15/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
South King County Directory 77730 September, 2009.	Text	TX0007043628	9/18/2009	Dex Media, Inc. d/b/a Dex
South King County PLUS (106691) Separate Section for Seattle.	Text	TX0007185021	3/23/2010	Dex Media, Inc. d.b.a. Dex
South Metro (038149)	Text	TX0007157307	3/15/2010	Dex Media, Inc. d.b.a. Dex
South Valley Area (074861) Alpine, Alta-Snowbird, American Fork, Copperton, Cottonwood, Crescent, Draper, Highland, Lehi, Midvale, Murray, Riverton, Sandy, South Jordan, Union, West Jordan.	Text	TX0007021753	3/3/2009	Dex Media, Inc. d/b/a Dex
Southeast St. Paul Suburbs, MN (Community Edition) Telephone Directory October 2009 (038648 10206)	Text	TX0007052630	10/21/2009	Dex Media, Inc. d/b/a Dex
Southeastern Idaho PLUS, Telephone Directory, Use through February 2010 (104791/104792)	Text	TX0007147316	3/11/2010	Dex Media, Inc. d.b.a. Dex
Southern Utah (074866)Colorado City, Fredonia, AZ; Mequite, NV.	Text	TX0007157520	3/16/2010	Dex Media, Inc. d.b.a. Dex
Southwest Suburban Area (038689)	Text	TX0007162452	8/3/2009	Dex Media, Inc. d/b/a Dex
Spokane/Coeur d’Alene/Spokane Valley PLUS (104398) Includes Spokane Business White Pages.	Text	TX0007169127	4/7/2010	Dex Media, Inc. d.b.a. Dex
Spokane Directory 77762 September, 2009.	Text	TX0007040199	9/23/2009	Dex Media, Inc. d/b/a Dex
St. Cloud (038629) and Surrounding Area.	Text	TX0007021797	3/3/2009	Dex Media, Inc. d/b/a Dex
St. Helens (061755) and Surrounding Area including Clatskanie, Columbia City, Deer Island, Rainier, Scappoose, Vernonia, Warren.	Text	TX0007134881	3/11/2010	Dex Media, Inc. d.b.a. Dex
Storm Lake / Cherokee (026774) and Surrounding Area.	Text	TX0007137104	3/15/2010	Dex Media, Inc. d.b.a. Dex
Tacoma / Puyallup PLUS (104454) and Surrounding Area.	Text	TX0007134071	3/15/2010	Dex Media, Inc. d.b.a. Dex
Tacoma Telephone Directory 77774 March, 2009.	Text	TX0007142100	3/13/2009	Dex Media, Inc. d/b/a Dex
Taos (048838 / 103720) and Surrounding Area.	Text	TX0007155841	3/19/2010	Dex Media, Inc. d.b.a. Dex
Tooele (074918) UTAH: Dugway, Grantsville, Ibapah, Rush Valley-Terra, Stockton, Vernon, Wendover: NEVADA: Pilot Valley, Wendover, Western Wendover.	Text	TX0007157028	3/31/2010	Dex Media, Inc. d.b.a. Dex
Treasure Valley PLUS (9104578) Boise, Nampa, Caldwell ans Surrounding Area.	Text	TX0007161635	4/12/2010	Dex Media, Inc. d.b.a. Dex
Tri-Cities Regional (077538) Kennewick, Pasco, Richlaand.	Text	TX0007157723	3/23/2010	Dex Media, Inc. d/b/a Dex
Tri-Cities/Yakima Valley PLUS (104608/104609) and Surrounding Area.	Text	TX0007169132	4/7/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Trinidad / Aguilar / Branson / Weston (008884)	Text	TX0007157229	3/15/2010	Dex Media, Inc. d.b.a. Dex
Tucson PLUS (104399) and Surrounding Area.	Text	TX0007157409	3/31/2010	Dex Media, Inc. d.b.a. Dex
Tucson Yellow Pages Bilingual Telephone Directory September 2009 (003771/103586)	Text	TX0007027189	9/14/2009	Dex Media, Inc. d/b/a Dex
Tucson Yellow Pages English Telephone Directory September 2009 (003771)	Text	TX0007027195	9/14/2009	Dex Media, Inc. d/b/a Dex
Tucumcaari (048916) Conchas Dam, Logan, Narva Visa, San Jon.	Text	TX0007157135	3/31/2010	Dex Media, Inc. d.b.a. Dex
Twin Falls/Burley/Rupert (017906) Wood River Valley and Surrounding Area.	Text	TX0007069795	8/3/2009	Dex Media, Inc. d/b/a Dex
Twin Ports (038727) Duluth, Superior, North Shore.	Text	TX0007157830	3/16/2010	Dex Media, Inc. d.b.a. Dex
Uintah Basin (074950) UTAH: Roosevelt, Vernal, Duchesne, Altamont, Flattop, Lapoint, Randlett, Neola, Tabiona, Fruitland and Surrounding Areas COLORADO: Rangely, Dinosaur.	Text	TX0007142096	3/6/2009	Dex Media, Inc. d.b.a. Dex
Vail / Leadville / Summit County (008676) and Surrounding Area.	Text	TX0007170809	4/20/2010	Dex Media, Inc. d.b.a. Dex
Valle del Sol (105470)	Text	TX0007145549	4/12/2010	Dex Media, Inc.
Valley of the Sun PLUS (104364) Anthem, Buckeye, Chandler, Gilbert, Glendale, Goodyear, Maricopa, Mesa, Peoria, Phoenix, Queen Creek, Scottsdale, Sun City, Surprise, Tempe.	Text	TX0007164196	3/15/2010	Dex Media, Inc. d.b.a. Dex
Virginia (038737) Bear River, Biwabik, Cook, Crane Lake, Ely, Eveleth, Gilbert, Greaney, McKinley, Mountain Iron, Orr.	Text	TX0007157313	3/18/2010	Dex Media, Inc. d.b.a. Dex
Wahpeton / Breckenridge (055879) and Surrounding Area.	Text	TX0007155858	3/19/2010	Dex Media, Inc. d.b.a. Dex
Walla Walla (077870) Dayton, Milton-Freewater, OR; and Surrounding Area.	Text	TX0007157730	3/17/2010	Dex Media, Inc. d.b.a. Dex
Walsenburg/Gardner/La Veta/Cuchara (008936)	Text	TX0007094228	8/3/2009	Dex Media, Inc. d/b/a Dex
Wasatch Front (104054) Salt Lake City, Ogden, Provo.	Text	TX0007170771	4/12/2010	Dex Media, Inc. d.b.a. Dex
Waterloo/Cedar Falls (026897) Oelwein, Independence and Surrounding Area.	Text	TX0007070203	8/3/2009	Dex Media, Inc. d/b/a Dex
Webster City / Clarion / Eagle Grove (026938)	Text	TX0007163459	4/13/2010	Dex Media, Inc. d.b.a. Dex
West Area Telephone Directory 103812, January, 2009.	Text	TX0007026027	1/8/2009	Dex Media, Inc. d/b/a Dex
Western Suburbs / Perry / Winterset (025485) and Surrounding Area.	Text	TX0007135000	3/11/2010	Dex Media, Inc. d.b.a. Dex
White Bear Lake Area (038814)	Text	TX0007157245	3/18/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Wickenburg, AZ, Telephone Directory, use through January 2010 (003820) and Surrounding Area.	Text	TX0007147341	3/11/2010	Dex Media, Inc. d.b.a. Dex
Williston (055922) and Surrounding Area.	Text	TX0007162325	8/3/2009	Dex Media, Inc. d/b/a Dex
Winona (038851) and Surrounding Area.	Text	TX0007157284	3/18/2010	Dex Media, Inc. d.b.a. Dex
Winslow / Holbrook / Joseph City (003870) and Surrounding Area.	Text	TX0007135484	3/15/2010	Dex Media, Inc. d.b.a. Dex
Yakima Valley (077930)	Text	TX0007170765	4/12/2010	Dex Media, Inc. d.b.a. Dex
Yankton / Vermillion (067780) and Surrounding Area.	Text	TX0007155854	2010-03-19	Dex Media, Inc. d.b.a. Dex
Yuma (003920 / 103669) Hyder-Dateland, Somerton, Wellton, AZ, Felicity, Winterhaven, CA.	Text	TX0007157592	3/15/2010	Dex Media, Inc. d.b.a. Dex
Yuma PLUS (108095) Hyder-Dateland, Somerton, Wellton, AZ; Felicity, Winterhaven, CA.	Text	TX0007137485	3/15/2010	Dex Media, Inc. d.b.a. Dex
Central/Southwest Tucson Area (003776) January 2009.	Text	TX0006926646	1/22/2009	Dex Media, Inc. d/b/a Dex
Clovis/Portales (048244) and Surrounding Area.	Text	TX0007888654	8/3/2009	Dex Media, Inc. d.b.a. Dex
Fremont - and Surrounding Area (044276)	Text	TX0007045094	8/4/2009	Dex Media, Inc. d.b.a. Dex
Greater Eastside Directory 077049 September, 2009.	Text	TX0007038703	9/22/2009	Dex Media, Inc. d/b/a Dex
Greater Westside Telephone Directory 061068 Feburary, 2009.	Text	TX0007352352	3/3/2009	Dex Media, Inc. d/b/a Dex
Iowa Great Lakes (025955) and Surrounding Area.	Text	TX0007888648	8/3/2009	Dex Media, Inc. d.b.a. Dex
Ogden Directory 74614 June, 2009.	Text	TX0007036348	6/23/2009	Dex Media, Inc. d.b.a. Dex
Portland YP Directory 61702 November, 2009.	Text	TX0007036313	2009-11-18	Dex Media, Inc. d/b/a Dex
Aberdeen (067010) Bowdle, Britton, Dupree, Eagle Butte, Eureka, Gettysburg, Groton, Herreid. Ipswich, Lemmon, Leola, McLaughlin, Mobridge, Redfield, Roscoe, Selby, Timber Lake, Warner, Waubay, Webster and Surrounding Area.	Text	TX0007275798	10/14/2010	Dex Media, Inc. d.b.a. Dex
Aberdeen/Hoquiam/Raymond/South Bend (077010).	Text	TX0007167665	4/22/2010	Dex Media, Inc. d.b.a. Dex
Alamogordo (048010) Alto, Capitan, Carrizozo, Cloudcroft, Mayhill, Mescalero, Ruidoso, Ruidoso Downs, Tularosa, White Mountain.	Text	TX0007204521	7/20/2010	Dex Media, Inc. d.b.a. Dex
Alamosa (008026) and Surrounding Area.	Text	TX0007204519	7/20/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Albany (061010) and Surrounding Area Alphabetical listings for Corvallis and Surrounding Area follow Albany White Pages.	Text	TX0007287040	11/5/2010	Dex Media, Inc. d.b.a. Dex
Albany Corvallis PLUS (109305) and Surrounding Areas.	Text	TX0007287028	11/5/2010	Dex Media, Inc. d.b.a. Dex
Albert Lea / Austin (038072) and Surrounding Area.	Text	TX0007214327	2010-09-09	Dex Media, Inc. d.b.a. Dex
Albuquerque Yellow Pages Telephone Directory English/Spanish January 2010 (048050/103666)	Text	TX0007085723	1/6/2010	Dex Media, Inc. d.b.a. Dex
Algona/Humboldt (025030) and Surrounding Area.	Text	TX0007170930	4/20/2010	Dex Media, Inc. d.b.a. Dex
Alliance/Chadron (044549) Allen, Angora, Antioch, Ashby, Batesland, Bayard, Bingham, Bridgeport, Crawford, Denby, Ellsworth, Gordon, Harrison, Hay Springs, Hemingford, Hyannis, Interior, Kyle, Lakeside, Long Valley, Manderson, Marsland, Merriman, Norris, Oglala, Parmelee, Pine Ridge, Porcupine, Rushville, Wanblee, White River, Whiteclay, Whitman, Whitney, Wounded Knee.	Text	TX0007211018	7/12/2010	Dex Media, Inc. d/b/a Dex
Ames / Story County Area (025051) Alleman, Clemens, Colo, Gilbert, Huxley, Kelley, Napier, Nevada, Sheldahl, Slater, Zearing.	Text	TX0007310559	1/27/2011	Dex Media, Inc. d.b.a. Dex
Apache Junction, AZ ,Directory,103081 Oct 2010.	Text	TX0007284548	10/20/2010	Dex Media, Inc.
Artesia (048127) and Surrounding Area.	Text	TX0007218057	9/8/2010	Dex Media, Inc. d.b.a. Dex
Arvada (008036) Broomfield Westminster.	Text	TX0007209853	7/12/2010	Dex Media, Inc.
Aspen, CO Glenwood Springs Telephone Directory 2011 (008045)	Text	TX0007302016	1/31/2011	Dex Media, Inc. d.b.a. Dex
Atlantic (025092) and Surrounding Area.	Text	TX0007181979	5/11/2010	Dex Media, Inc. d.b.a. Dex
Aurora(08299)/Montbello/DIA/including Bennett,Byers,Eastern Centennial,Green Valley Ranch,Strasburg,Watkins,portions of East Denver.	Text	TX0007213364	7/20/2010	Dex Media, Inc. d.b.a. Dex
Bainbridge Island (077036)	Text	TX0007253807	9/8/2010	Dex Media, Inc. d.b.a. Dex
Baker City/La Grande Areas (061055)	Text	TX0007209132	7/15/2010	Dex Media, Inc. d.b.a. Dex
Bellingham (077062) Whatcom County.	Text	TX0007185116	5/11/2010	Dex Media, Inc. d.b.a. Dex
Bemidji (038084) Walker, Cass Lake and Surrounding Area.	Text	TX0007214325	9/9/2010	Dex Media, Inc. d.b.a. Dex
Big Horn Basin (083036)	Text	TX0007253798	9/8/2010	Dex Media, Inc. d.b.a. Dex
Billings (042129) and Surrounding Area.	Text	TX0007167547	4/22/2010	Dex Media, Inc. d.b.a. Dex
Billings PLUS 105406 and Surrounding Area.	Text	TX0007172648	4/30/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Bismarck, ND Mandan Telephone Directory 2010 (055010)	Text	TX0007301615	1/31/2011	Dex Media, Inc. d.b.a. Dex
Blackfoot Shelly (017094)	Text	TX0007256025	9/8/2010	Dex Media, Inc. d.b.a. Dex
Boise , WA,Directory,017122 December 2010.	Text	TX0007307417	12/29/2010	Dex Media, Inc.
Boone (025194) Dana, Grand Junction and Surrounding Area.	Text	TX0007310589	1/27/2011	Dex Media, Inc. d.b.a. Dex
Boulder, CO, Lafayette, Louisville, Nederland, Superior, Ward, Longmont and Surrounding Area, Telephone Directory, 2010, 008052.	Text	TX0007283386	1/7/2011	Dex Media, Inc.
Boulder / Longmont PLUS (104487) and separate sections.	Text	TX0007328665	2/2/2011	Dex Media, Inc. d.b.a. Dex
Bozeman (042163) and Surrounding Area.	Text	TX00072094265	7/15/2010	Dex Media, Inc. d.b.a. Dex
Brainerd Lakes (038120)	Text	TX0007195881	7/20/2010	Dex Media, Inc. d.b.a. Dex
Brigham City (074058) and Surrounding Area.	Text	TX0007256017	9/8/2010	Dex Media, Inc. d.b.a. Dex
Brighton (008078) Fort Lupton, Hudson, Keenesburg, Roggen.	Text	TX0007179701	5/11/2010	Dex Media, Inc. d.b.a. Dex
Buffalo, MN Big Lake/Monticello Telephone Directory 2010 (038144)	Text	TX0007301398	2011-01-31	Dex Media, Inc. d.b.a. Dex
Burlington/Mt. Pleasant (025215) Danville, Dodgeville, Kingston, Mediapolis, Morning Sun, Sperry and Surrounding Area.	Text	TX0007165232	4/13/2010	Dex Media, Inc. d.b.a. Dex
Butte and Surrounding Area (042248)	Text	TX0007209425	7/15/2010	Dex Media, Inc. d/b/a Dex
Cache Valley (074063)	Text	TX0007283529	10/20/2010	Dex Media, Inc. d.b.a. Dex
Canon City(008156) /Florence/Hillside/Penrose/Westcliff.	Text	TX0007209860	7/12/2010	Dex Media, Inc. d.b.a. Dex
Carroll / Glidden / Halbur / Ralston (025235)	Text	TX0007170894	4/20/2010	Dex Media, Inc. d.b.a. Dex
Carroll/Glidden/Halbur/Ralston (025235)	Text	TX0007292580	1/31/2011	Dex Media, Inc. d.b.a. Dex
Casa Grande (003120) Ajo, Arizona City, Coolidge, Eloy, Florence, Gila Bend, Maricopa, Picacho, Sacaton, Stanfield.	Text	TX0007172709	4/30/2010	Dex Media, Inc. d.b.a. Dex
Casper (083040) and Surrounding Area.	Text	TX0007209444	2010-07-15	Dex Media, Inc. d.b.a. Dex
Castle Rock / Parker (008182) Deckers, Elbert County, Elizabeth, Franktown, Kiowa, Larkspur, Lone Tree, Sedalia.	Text	TX0007179688	5/11/2010	Dex Media, Inc. d.b.a. Dex
Cedar Rapids (025256), Marion, Vinton, Hiawatha, Anamosa, Monticello and Surrounding Area.	Text	TX0007208436	7/12/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Cedar Rapids PLUS (105483) and Surrounding Area.	Text	TX0007232105	5/11/2010	Dex Media, Inc. d.b.a. Dex
Central (008188) and Downtown Denver Including Capitol Hill, Cherry Creek, Highlands, Park Hill, Washington Park & other Denver County neighborhoods.	Text	TX0007209856	7/12/2010	Dex Media, Inc. d.b.a. Dex
Central Nebaska Regional (044512/044513)	Text	TX0007218216	9/8/2010	Dex Media, Inc. d.b.a. Dex
Central Oregon Coast Including Depoe Bay, Lincoln City, Newport, Pacific City, Waldport.	Text	TX0007177557	5/3/2010	Dex Media, Inc. d.b.a. Dex
Central Oregon PLUS (104383) Bend, Black Butte, Camp Sherman, La Pine, Madras, Prineville, Redmond, Sister, Sunriver.	Text	TX0007179718	5/11/2010	Dex Media, Inc. d.b.a. Dex
Central Oregon telephone directory, 2010, 061072.	Text	TX0007328991	3/26/2010	Dex Media, Inc.
Central/Southwest Tucson, AZ Telephone Directory, January 2010 (003776)	Text	TX0007151895	1/13/2010	Dex Media, Inc. d.b.a. Dex
Central Washington (105446) Yakima Valley, Tri-Cities.	Text	TX0007167533	4/22/2010	Dex Media, Inc. d.b.a. Dex
Central Washington En Espanol (105446) Tri-Cities, Yakima Valley.	Text	TX0007184369	5/11/2010	Dex Media, Inc. d.b.a. Dex
Centralia, WA, Chehalis, Lewis County, 2010, 077114.	Text	TX0007290168	1/28/2011	Dex Media, Inc. d.b.a. Dex
Chandler/Gilbert, AZ, Directory,104069 Oct 2010.	Text	TX0007299516	10/22/2010	Dex Media, Inc.
Cheyenne (083125) and Surrounding Area.	Text	TX0007172517	4/30/2010	Dex Media, Inc. d/b/a Dex
Chisholm Hibbing (038180) and Surrounding Area.	Text	TX0007276690	10/14/2010	Dex Media, Inc. d.b.a. Dex
Clackamas County, OR, Telephone Directory, 2010-2011, 061649.	Text	TX0007307400	2/18/2010	Dex Media, Inc. d/b/a Dex
Clark County, WA, Yellow Pages, Directory, Dec 2010, 077846.	Text	TX0007278051	12/23/2010	Dex Media, Inc.
Cle Elum, WA, Easton, Roslyn, Yellow Pages, 2010, (077166)	Text	TX0007251919	10/20/2010	Dex Media, Inc. d.b.a. Dex
Clifton, AZ Safford Duncan; Morenci; Pima; Thatcher; Virden, NM; York 2010 Telephone Directory 003670.	Text	TX0007292040	1/31/2011	Dex Media, Inc. d.b.a. Dex
Clinton/Camanche/Maquoketa (025338) and Surrounding Area.	Text	TX0007204487	7/20/2010	Dex Media, Inc. d.b.a. Dex
Cloquet, MN, Barnum, Carlton, Moose Lake, Including Brimson, Brookston, Cotton, Telephone Directory, Use through June 2011 (038076)	Text	TX0007250351	9/9/2010	Dex Media, Inc. d.b.a. Dex
Clovis/Portales (048244) and Surrounding Area.	Text	TX0007163460	4/13/2010	Dex Media, Inc. d.b.a. Dex
Cochise County (003145/103626) Benson, Bisbee, Bonita, Bowie, Cascabel, Cochise, Double Adobe, Douglas, Dragoon, Elfrida, Fort Grant, Hereford, Huachuca City, Klondyke, McNeal, Naco, Palominas, Paradise, Pearce, Pirtleville, Pomerene, Portal, Rodeo, San Simon, Sierra	Text	TX0007167537	2010-04-22	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Vista, St. David Sunizona, Sunsites, Tombstone, Whetstone, Wilcox.
Cochise County, AZ Benson, Bisbee, Bonita, Bowie, Cascabel, Cochise, Double Adobe, Douglas, Dragoon. Elfrida, Fort Grant, Hereford, Huachuca City, Klondyke, McNeal, Naco, Palominas, Paradise, Pearce, Pirtleville Telephone Directory 2011 003145.	Text	TX0007292048	1/31/2011	Dex Media, Inc. d.b.a. Dex
Colorado Front Range En Espanol (105431) Denver, Greeley.	Text	TX0007179704	5/11/2010	Dex Media, Inc. d.b.a. Dex
Colorado Springs PLUS (104579) and the Pikes Peak Region.	Text	TX0007181730	5/11/2010	Dex Media, Inc. d.b.a. Dex
Colorado Springs Telephone Directory 2010 (008208)	Text	TX0007085809	1/25/2010	Dex Media, Inc. d.b.a. Dex
Colville (077190)	Text	TX0007286955	11/5/2010	Dex Media, Inc. d.b.a. Dex
Corvallis Albany PLUS (109306) and Surrounding Areas.	Text	TX0007286969	11/5/2010	Dex Media, Inc. d.b.a. Dex
Corvallis and Surrounding Area Alphabetical listings for Albany and Surrounding Area follow Corvallis White Pages.	Text	TX0007287070	11/5/2010	Dex Media, Inc. d.b.a. Dex
Council Bluffs (025399)	Text	TX0007274769	10/14/2010	Dex Media, Inc. d.b.a. Dex
Council Bluffs PLUS (104386)	Text	TX0007253830	9/8/2010	Dex Media, Inc. d.b.a. Dex
Craig / Meeker / Steamboat Springs (008221) and Surrounding Area.	Text	TX0007218783	9/8/2010	Dex Media, Inc. d.b.a. Dex
Decorah/Elkader/West Union (025441) and Surrounding Area Including Lansing, Waukon.	Text	TX0007165205	4/13/2010	Dex Media, Inc. d.b.a. Dex
Denver, CO PLUS Covering the Metro Area Telephone Directory 2010 105771.	Text	TX0007292276	1/31/2011	Dex Media, Inc. d.b.a. Dex
Des Moines , IA, Directory,025482 Nov 2010.	Text	TX0007292936	11/15/2010	Dex Media, Inc.
Detroit Lakes(038212) and Surrounding Area.	Text	TX0007211039	2010-07-12	Dex Media, Inc. d.b.a. Dex
Dexknows.com Website.	Text	TX0007346736	11/12/2010	Dex Media, Inc. R. H. Donnelly, Inc.
DexOnebusiness.com Website.	Computer File	TX0007344464	5/18/2010	Dex Media, Inc. R.H. Donnelley Inc.
Dickinson (055572) and Surrounding Area.	Text	TX0007181983	5/11/2010	Dex Media, Inc. d.b.a. Dex
Dubuque (025543)	Text	TX0007274782	10/14/2010	Dex Media, Inc. d.b.a. Dex
Durango / Cortez Pagosa Springs (008286) and Southwestern Colorado.	Text	TX0007271689	9/9/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
East Central Minnesota (038156)	Text	TX0007214328	9/9/2010	Dex Media, Inc.
East County OR, Directory, 061676 February 2010.	Text	TX0007178684	2/24/2010	Dex Media, Inc. d.b.a. Dex
East Tucson Area Telephone Directory (003777) January 2010.	Text	TX0007098219	1/13/2010	Dex Media, Inc. d.b.a. Dex
East Valley Yellow Pages 2010 Telephone Directory (3421).	Text	TX0007291151	11/4/2010	Dex Media, Inc.
Eastern Montana (043180)	Text	TX0007309745	1/28/2011	Dex Media, Inc. d.b.a. Dex
Edina/St. Louis Park (103773)	Text	TX0007204504	7/20/2010	Dex Media, Inc. d.b.a. Dex
Elizabethtown, PA Telephone Directory November 2010 (62630)	Text	TX0007282278	11/2/2010	ATT and Century Link -RH Donnelley Inc., d.b.a. Dex Qwest-Dex Media, Inc. D/B/A Dex Print & Delivery Services
Englewood(008819)/Littleton/Centennial/ Lone Tree/Highlands Ranch/South Metro Denver.	Text	TX0007211773	7/12/2010	Dex Media, Inc. d.b.a. Dex
Estes Park, CO, Allenspark, Glen Haven and Surrounding Area, Telephone Directory, Use through June 20100 (008312)	Text	TX0007250348	9/9/2010	Dex Media, Inc. d.b.a. Dex
Eugene OR, Telephone Directory, August 2010.	Text	TX0007242642	8/19/2010	Dex Media, Inc.
Eugene / Springfield PLUS (104390) and Surrounding Area.	Text	TX0007256032	9/8/2010	Dex Media, Inc. d.b.a. Dex
Evanston/Kemmerer (083210) and Surrounding Area.	Text	TX0007292013	1/31/2011	Dex Media, Inc. d/b/a Dex
Evergreen (008338) Aspen Park, Bailey, Bergen Park, Conifer, Genesee Golden, Idledale, Indian Hills, Kittredge, Morrison, Phillipsburg, Pine, Shaffers Crossing.	Text	TX0007181971	5/11/2010	Dex Media, Inc. d.b.a. Dex
Fairbault, MN Northfield Owatonna / Waseca Telephone Directory 2011 (038557)	Text	TX0007301417	1/31/2011	Dex Media, Inc. d.b.a. Dex
Fargo/Moorhead (055272) and Surrounding Area.	Text	TX0007186672	6/3/2010	Dex Media, Inc. d.b.a. Dex
Fargo/Moorhead Regional PLUS (106374) Fargo, ND/Moorhead, MN; Detroit Lakes, MN; Fergus Falls, MN; Wahpeton, ND/Breckenridge, MN; Jamestown/Valley City, ND.	Text	TX0007208723	6/3/2010	Dex Media, Inc. d.b.a. Dex
Farmington / Aztec / Bloomfield (048283) Blanco, Flora Vista, Shiprock, and Surrounding Area.	Text	TX0007179620	5/11/2010	Dex Media, Inc. d.b.a. Dex
Fergus Falls (038280) and Surrounding Area.	Text	TX0007275809	10/14/2010	Dex Media, Inc. d.b.a. Dex
Flagstaff (003270) and Surrounding Area.	Text	TX0007209436	7/15/2010	Dex Media, Inc. d.b.a. Dex
Flagstaff PLUS (104857) and Surrounding Area.	Text	TX0007209062	7/15/2010	Dex Media, Inc. d.b.a. Dex
Florence Directory 061267, Feburary 2010.	Text	TX0007298373	2/17/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Forest Lake Area (038292)	Text	TX0007255417	10/14/2010	Dex Media, Inc. d.b.a. Dex
Fort Collins (008364) and Surrounding Area Including Business Listings for Greeley, Windsor, Loveland and Surrounding Areas.	Text	TX0007182014	5/11/2010	Dex Media, Inc. d.b.a. Dex
Fort Madison / Keokuk (025707) Denmark, Montrose, West point, Wever.	Text	TX0007170886	4/20/2010	Dex Media, Inc. d.b.a. Dex
Fremont (044276)	Text	TX0007271864	9/9/2010	Dex Media, Inc. d.b.a. Dex
Gallup/Grants Laguna Acoma Sanders, AZ (048302) and Surrounding Area.	Text	TX0007186666	6/3/2010	Dex Media, Inc. d.b.a. Dex
Glacial Lakes, SD Appleton, Arlington, Big Stone City, Browns Valley, Canby, Castlewood, Clark, Clear Lake, Clinton, De Smet, Estelline, Gary, Graceville, Hayti, Lake Norden, Lake Preston, Madison, Milbank, Ortonville, Rosholt, Sisseton, Volga, Waterton, Wauby, Waverly, Webster, Wheaton, Wilmot Telephone Directory 2010 067521.	Text	TX0007292636	1/31/2011	Dex Media, Inc. d.b.a. Dex
Glasgow (042768) and Northeastern Montana.	Text	TX0007252013	10/20/2010	Dex Media, Inc. d.b.a. Dex
Glenwood, MN, Starbuck, and Surrounding Area, Telephone Directory, Use through June 2011 (038316)	Text	TX0007250365	9/9/2010	Dex Media, Inc. d.b.a. Dex
Globe / Miami / Superior (003320) and Surrounding Area.	Text	TX0007177721	2010-05-11	Dex Media, Inc. d.b.a. Dex
Grafton (055315) and Surrounding Area.	Text	TX0007170934	4/20/2010	Dex Media, Inc. d.b.a. Dex
Grand County, CO Winter Park Telephone Directory 2011 (008442)	Text	TX0007302020	1/31/2011	Dex Media, Inc. d.b.a. Dex
Grand Forks East Grand Forks (055338) and Surrounding Area.	Text	TX0007255426	10/14/2010	Dex Media, Inc. d.b.a. Dex
Grand Junction (008468) Clifton, Collbran, Debeque, Delta, Fruita, Palisade, Moab, UT and Surrounding Area.	Text	TX0007169205	4/20/2010	Dex Media, Inc. d.b.a. Dex
Grand Junction PLUS (109127) Clifton, Collbran, Debeque, Delta, Fruita, Palisade, Moab, UT and Surrounding Area	Text	TX0007170931	4/20/2010	Dex Media, Inc. d.b.a. Dex
Grand Rapids (038328) and Surrounding Area.	Text	TX0007274967	10/14/2010	Dex Media, Inc. d.b.a. Dex
Grants Pass / Medford PLUS and Surrounding Area, Yellow Pages, 2010, (104388)	Text	TX0007252074	10/20/2010	Dex Media, Inc. d.b.a. Dex
Grants Pass / Rogue River (061282) and Surrounding Area.	Text	TX0007253801	9/8/2010	Dex Media, Inc. d.b.a. Dex
Great Falls (042802/042803) and Surrounding Area.	Text	TX0007287084	11/5/2010	Dex Media, Inc. d.b.a. Dex
Greater Albuquerque MINI 104580)	Text	TX0007169663	2010-04-20	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Greater Eastside PLUS (106692) Separate Section for Seattle.	Text	TX0007267436	10/20/2010	Dex Media, Inc.
Greater Eastside ,WA, Directory,077049 Sept 2010.	Text	TX0007264453	2010-09-27	Dex Media, Inc.
Greater Eastside ,WA, Directory,077049 Sept 2010.	Text	TX0007264453	9/27/2010	Dex Media, Inc.
Greater Northwest Valley Telephone Directory (003800) October 2010.	Text	TX0007288877	11/4/2010	Dex Media, Inc.
Greater Snohomish, WA, Directory,077762 Nov 2010.	Text	TX0007272145	10/5/2010	Dex Media, Inc.
Greater Southwest Valley (003070) Arlington, Avondale, Buckeye, Cashion, Goodyear, Komatke, Laveen, Litchfield Park, Maricopa, Palo Verde, Piedra, Sentinel, Theba, Tolleson, Tonopah Wintersburg.	Text	TX0007250880	11/5/2010	Dex Media, Inc. d.b.a. Dex
Greater Westside OR, Directory, 061068 February 201 0.	Text	TX0007207223	2/26/2010	Dex Media, Inc. d.b.a. Dex
Greeley / Windsor (008494) Includes Business Listings for Fort Collins, Loveland and Surrounding Area.	Text	TX0007301619	1/31/2011	Dex Media, Inc. d.b.a. Dex
Gunnison (008520) Crested Butte, Lake City, Mt. Crested Butte.	Text	TX0007310611	2011-01-27	Dex Media, Inc. d.b.a. Dex
Helena (042904) and Surrounding Area.	Text	TX0007167667	2010-04-22	Dex Media, Inc. d.b.a. Dex
Highland Park / Summit Park (104024)	Text	TX0007274972	10/14/2010	Dex Media, Inc. d.b.a. Dex
Idaho Falls (017402) and Surrounding Area.	Text	TX0007185119	5/11/2010	Dex Media, Inc. d.b.a. Dex
Idaho Springs (008572) Black Hawk, Central City, Empire, Georgetown, Silver Plume.	Text	TX0007208717	6/3/2010	Dex Media, Inc. d.b.a. Dex
Iowa City (25933) and Surrounding Area.	Text	TX0007310571	1/27/2011	Dex Media, Inc. d.b.a. Dex
Iowa City / Cedar Rapids PLUS(109311 / 105483 ) and Surrounding Areas (1st Edition)	Text	TX0007292273	1/31/2011	Dex Media, Inc. d.b.a. Dex
Iowa Falls/Hampton and Surrounding Area.	Text	TX0007170938	4/20/2010	Dex Media, Inc. d.b.a. Dex
Iowa Great Lakes and Surrounding Area.	Text	TX0007271696	9/9/2010	Dex Media, Inc. d.b.a. Dex
Jackson Hole (083950) Grand Teton and Yellowstone National Parks; Star Valley, WY ; Teton Valley, ID; West Yellowstone and Surrounding Areas.	Text	TX0007209068	7/15/2010	Dex Media, Inc. d.b.a. Dex
Jackson / Windom (038833) Bingham Lake, Butterfield, Ceylon, Comfrey, Dunnell, Fairmont, Heron Lake, Jeffers, Lakefield, Madelia, Mountain Lake, Okabena, Round Lake, Saint James, Sherburn, Storden, Trimont, Truman, Welcome, Wilder, Worthington.	Text	TX0007292182	1/31/2011	Dex Media, Inc. d.b.a. Dex
Kitsap Peninsula (077075)	Text	TX0007253812	9/8/2010	Dex Media, Inc. d.b.a. Dex
Klamath Falls (061352)	Text	TX0007283528	10/20/2010	Dex Media, Inc. d.b.a. Dex
La Junta, CO, and Surrounding Area, Telephone Directory, Use through June 2011 (008624)	Text	TX0007250353	9/9/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Lakewood / Golden / Wheat Ridge(008949)	Text	TX0007218063	9/8/2010	Dex Media, Inc. d.b.a. Dex
Lamar (008650) and Surrounding Area	Text	TX0007214321	9/9/2010	Dex Media, Inc. d.b.a. Dex
Lander / Riverton (083410) Crowheart, Dubois, Gas Hills, Jeffrey City, Shoshoni.	Text	TX0007172624	4/30/2010	Dex Media, Inc. d.b.a. Dex
Laramie, WY Rock River Telephone Directory 2010 (083445)	Text	TX0007292123	1/31/2011	Dex Media, Inc. d.b.a. Dex
Las Cruces MINI (107992) and Surrounding Area.	Text	TX0007169660	4/20/2010	Dex Media, Inc. d.b.a. Dex
Las Cruces, NM, Telephone Directory, Use Through March 2011 (048419/103668)	Text	TX0007168509	4/20/2010	Dex Media, Inc. d.b.a. Dex
Las Vegas / Raton (048458) and Surrounding Area.	Text	TX0007274670	10/14/2010	Dex Media, Inc. d.b.a. Dex
Le Sueur / St. Peter (038665) and Surrounding Area.	Text	TX00072503629	9/9/2010	Dex Media, Inc. d.b.a. Dex
Lewiston/Clarkston/Pullman/Colfax(017486) and Surrounding Area.	Text	TX0007167554	4/22/2010	Dex Media, Inc. d.b.a. Dex
Lewistown, MT, and Surrounding Area, Yellow Pages, 2010, (043010)	Text	TX0007251946	10/20/2010	Dex Media, Inc. d.b.a. Dex
Limon / Burlington (008130)	Text	TX0007182009	5/11/2010	Dex Media, Inc. d.b.a. Dex
Litchfield / Montevideo / Willmar (038420)	Text	TX0007218767	9/8/2010	Dex Media, Inc. d.b.a. Dex
Little Falls (038424) and Surrounding Area.	Text	TX0007170889	4/20/2010	Dex Media, Inc. d.b.a. Dex
Longmont (008702) and Surrounding Area.	Text	TX0007214356	9/8/2010	Dex Media, Inc. d.b.a. Dex
Longmont, CO Boulder Telephone Directory 2010 (104487 / 104488)	Text	TX0007310877	2/23/2011	Dex Media, Inc. d.b.a. Dex
Longview (077410)	Text	TX0007253822	9/8/2010	Dex Media, Inc. d.b.a. Dex
Los Lunas / Belen (048166)	Text	TX0007274688	10/14/2010	Dex Media, Inc. d.b.a. Dex
Loveland / Berthoud (008728) Includes Business Listings for Fort Collins, Greeley and Surrounding Areas.	Text	TX0007179711	5/11/2010	Dex Media, Inc. d.b.a. Dex
Malad City / Holbrook 017500.	Text	TX0007172626	4/30/2010	Dex Media, Inc. d.b.a. Dex
Marshalltown (026158) And Surrounding Area.	Text	TX0007186635	6/3/2010	Dex Media, Inc. d.b.a. Dex
Mason City / Charles City / Clear Lake (026179)	Text	TX0007250340	9/9/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Medford/Ashland (061440) and Surrounding Area.	Text	TX0007172546	2010-04-30	Dex Media, Inc. d.b.a. Dex
Medford Ashland PLUS (104387) and Surrounding Area.	Text	TX0007185332	6/3/2010	Dex Media, Inc. d.b.a. Dex
Metro Denver A-Z Telephone (008260) December 2010.	Text	TX0007283375	1/7/2011	Dex Media, Inc.
Minneapolis A-Z, and surrounding area telephone directory, use through May 2011 (038473)	Text	TX0007170595	5/5/2010	Dex Media, Inc.
Minneapolis, MN surrounding Twin Cities area Telephone Directory 2011 104384.	Text	TX0007298126	2/2/2011	Dex Media, Inc. d.b.a. Dex
Minneapolis PLUS (104365) and surrounding Twin Cities area.	Text	TX0007185576	6/3/2010	Dex Media, Inc. d.b.a. Dex
Minnesota Northwest (038474) Crookston, Thief River Falls, Warroad, Baudette.	Text	TX0007232103	5/11/2010	Dex Media, Inc. d.b.a. Dex
Minnesota Southwest, MN Adrian, Clarkfield, Edgerton, Fairfax, Fulda, Granite Falls, Ivanhoe, Lake Benton, Luverne, Marshall, Minneota, Morgan, Pipestone, Redwood Falls, Slayton, Springfield, Tracy, Tyler, Wabasso, and Surrounding Area Telephone Directory 2010 038483.	Text	TX0007292202	1/31/2011	Dex Media, Inc. d/b/a Dex
Missoula (043197) and Surrounding Area.	Text	TX0007182017	5/11/2010	Dex Media, Inc. d.b.a. Dex
Mohave County Colorado River Area (003431) and Surrounding Area.	Text	TX0007286982	11/5/2010	Dex Media, Inc. d.b.a. Dex
Montrose Delta Telluride (008750) and Surrounding Area.	Text	TX0007276619	10/14/2010	Dex Media, Inc.
Morris (038497) and Surrounding Area.	Text	TX0007271669	9/9/2010	Dex Media, Inc. d.b.a. Dex
Moses Lake, WA Ephrata, Othello (including Royal City) Ritzville and Surrounding Area Telephone Directory 2010 077470.	Text	TX0007292667	1/31/2011	Dex Media, Inc. d.b.a. Dex
Mountain Home (017598) Atlantic, Bruneau, Glenns Ferry, Grand View, Pine-Featherville, Prairie, Tipanuk.	Text	TX0007184363	5/11/2010	Dex Media, Inc. d.b.a. Dex
Muscatine (026241) and Surrounding Area	Text	TX0007211034	7/12/2010	Dex Media, Inc. d.b.a. Dex
Nampa / Caldwell (017622) and Surrounding Area.	Text	TX0007253795	9/8/2010	Dex Media, Inc. d.b.a. Dex
Nogales, AZ Rio Rico Amado, Arivaca, Canelo, Carmen, Elgin,Green Valley, Patagonia, Sahuarita, Sonotia, Tubac, Tumcacacori Telephone Directory 2010 003470.	Text	TX0007292229	1/31/2011	Dex Media, Inc. d.b.a. Dex
Norfolk (044605)	Text	TX0007218776	9/8/2010	Dex Media, Inc. d.b.a. Dex
North Dakota/South Central (055829) Jamestown, Valley City and Surrounding Area.	Text	TX0007204482	7/20/2010	Dex Media, Inc.
North/Northwest Tucson Area Telephone Directory (003778) January 2010.	Text	TX0007098205	TX0007098205	Dex Media, Inc. d.b.a. Dex
Northeast Colorado (008858)	Text	TX0007204609	7/20/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Northeastern Wyoming, WY and Surrounding Area Telephone Directory 2010 083533.	Text	TX0007292676	1/31/2011	Dex Media, Inc. d.b.a. Dex
Northern Colorado, CO Fort Collins, Loveland, Berthoud, Estes Park, Greeley, Windsor Telephone Directory 2011 104615.	Text	TX0007305944	2/11/2011	Dex Media, Inc. d.b.a. Dex
Northern Colorado, CO Greeley, Windsor, Fort Collins, Loveland, Berthoud, Estes Park Telephone Directory 2011 104614.	Text	TX0007301411	1/31/2011	Dex Media, Inc. d.b.a. Dex
Northern Hills (067023) Belle Fourche, Buffalo, Camp Crook, Deadwood, Lead, Newell, Nisland, Spearfish, Sturgis, Vale, Whitewood	Text	TX0007211014	7/12/2010	Dex Media, Inc. d.b.a. Dex
Northern Oregon Coast (061037) Astoria, Seaside, Cannon Beach, Tillamook, Long Beach Peninsula and Surrounding Area.	Text	TX0007167659	4/22/2010	Dex Media, Inc. d.b.a. Dex
Northglenn(008767)/Thornton/ Commerce City/including Eastlake, Federal Heights, Henderson, portions of North Denver.	Text	TX0007211782	7/12/2010	Dex Media, Inc. d.b.a. Dex
Northwest Suburban Area (038048)	Text	TX0007195851	7/20/2010	Dex Media, Inc. d.b.a. Dex
Ogden/Davis County PLUS (104389)	Text	TX0007209119	7/15/2010	Dex Media, Inc. d.b.a. Dex
Okanogan Valley/Grand Coulee Dam (077514) Methow Valley and Surrounding Area.	Text	TX0007172994	4/30/2010	Dex Media, Inc. d.b.a. Dex
Olympia/Lacey Tumwater (077526) and Surrounding Area Includes Shelton White Pages.	Text	TX0007250867	11/5/2010	Dex Media, Inc. d.b.a. Dex
Olympia Shelton PLUS (104723) and Surrounding Area.	Text	TX0007286998	11/5/2010	Dex Media, Inc. d.b.a. Dex
Omaha & Surrounding Area Telephone Directory use through July 2011 (044715/12535)	Text	TX0007219198	7/27/2010	Dex Media, Inc. d.b.a. Dex
Omaha (104385) PLUS.	Text	TX0007214322	9/9/2010	Dex Media, Inc. d.b.a. Dex
O’Neill, NE Valentine Ainsworth, Atkinson, Bartlett, Bassett, Butte, Crookston, Emmet, Ewing, Halsey, Inman, Long Pine, Lynch, Orchard, Royal, Spencer, Springview, Stuart, Thedford, Verdel, Wood Lake Telephone Directory 2011 044622.	Text	TX0007302371	1/31/2011	Dex Media, Inc. d.b.a. Dex
Ottumwa Oskaloosa/Pella (026436) Including Agency, Albia, Batavia, Beacon Bladensburg, Blakesburg, Bloomfield Cedar, Chillicothe, Eddyville, Eldon Fairfield, Fremont, Hedrick, Kirkville University Park, Wright.	Text	TX0007186683	6/3/2010	Dex Media, Inc. d.b.a. Dex
Park City, UT Heber City Coalville, Kamas, Oakley Telephone Directory 2010 074266.	Text	TX0007292270	1/31/2011	Dex Media, Inc. d.b.a. Dex
Park Rapids / Staples / Wadena (038761) and Surrounding Area.	Text	TX0007218782	9/8/2010	Dex Media, Inc. d.b.a. Dex
Payette/Ontario (017682) and Surrounding Area.	Text	TX0007209124	7/15/2010	Dex Media, Inc. d.b.a. Dex
Payson / Pine / Strawberry (003545) Christopher Creek, Kohls Ranch, Star Valley Young.	Text	TX0007185139	5/11/2010	Dex Media, Inc. d.b.a. Dex
Pendleton / Athena / Weston (061338 / 061667) and Surrounding Area.	Text	TX0007228741	5/11/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Phoenix Metro A-Z May 2010 Telephone Directory (17120)	Text	TX0007172259	5/5/2010	Dex Media, Inc.
Phoenix Metro PLUS (104364) Covering the Entire Valley of the Sun Ahwatukee, Anthem, Apache Junction, Arrowhead, Avondale, Buckeye, Carefree, Cave Creek, Chandler, Deer Valley, Desert Hills, Fountain Hills, Gilbert, Glendale, Goodyear, Higley, Laveen, Litchfield Park, Mesa, Moon Valley, New River, Paradise Valley, Peoria, Queen Creek, Rio Verde, Scottsdale, Sun City, Surprise, Tempe.	Text	TX0007172705	4/30/2010	Dex Media, Inc. d.b.a. Dex
Pocatello and Surrounding Area.	Text	TX0007209432	7/15/2010	Dex Media, Inc. d.b.a. Dex
Port Angeles, WA Sequim/ North Olympic/Peninsula Telephone Directory 2010 (077550)	Text	TX0007292070	1/31/2011	Dex Media, Inc. d.b.a. Dex
Portland, OR Clark County Telephone Directory 2010 (104452)	Text	TX0007305980	2/1/2011	Dex Media, Inc. d.b.a. Dex
Portland, OR, Telephone Directory, 2010, 061702.	Text	TX0007279150	11/23/2010	Dex Media, Inc.
Prescott (003620) Bagdad, Chino Valley, Dewey, Humboldt, Mayer, Prescott Valley.	Text	TX0007167666	4/22/2010	Dex Media, Inc. d.b.a. Dex
Prescott PLUS (108094) and Surrounding Area.	Text	TX0007172552	4/30/2010	Dex Media, Inc. d.b.a. Dex
Price-Helper (074710) East Carbon, Emery County Towns, Green River, Hanksville, Hiawatha, Scofield.	Text	TX0007182614	5/11/2010	Dex Media, Inc.
Provo, UT, Directory,074726 Dec 2010.	Text	TX0007296179	12/6/2010	Dex Media, Inc.
Provo, UT Orem and Surrounding Area Telephone Directory 2010 104577.	Text	TX0007292097	1/31/2011	Dex Media, Inc. d.b.a. Dex
Pueblo (008780) and Surrounding Area.	Text	TX0007204623	7/20/2010	Dex Media, Inc. d.b.a. Dex
Puyallup (077602) and Surrounding Area, Alder, Ashford, Bonney Lake, Buckley, Carbonado, Eatonville, Edgewood, Elbe, Graham, Lake Tapps, Orting, South Prairie, Sumner, Wilkeson.	Text	TX0007185112	5/11/2010	Dex Media, Inc. d.b.a. Dex
Rapid City (067065) and Surrounding Area.	Text	TX0007195843	7/20/2010	Dex Media, Inc. d.b.a. Dex
Red Wing (038605) Lake City, Wabasha and Surrounding Area.	Text	TX0007232104	5/11/2010	Dex Media, Inc. d.b.a. Dex
Rio Rancho / Albuquerque West Area(048606/103667)	Text	TX0007170927	4/20/2010	Dex Media, Inc. d.b.a. Dex
Rochester (038617) and Surrounding Area.	Text	TX0007186681	6/3/2010	Dex Media, Inc. d.b.a. Dex
Rochester PLUS (109028) and Surrounding Area.	Text	TX0007185530	6/3/2010	Dex Media, Inc. d.b.a. Dex
Rock Springs, WY Green River Farson/Pinedale Telephone Directory 2011 (083655)	Text	TX0007292060	1/31/2011	Dex Media, Inc. d.b.a. Dex
Roseburg, OR Telephone Directory 2010 (061737)	Text	TX0007292265	1/31/2011	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Roswell (048614) and Surrounding Area.	Text	TX0007165196	4/13/2010	Dex Media, Inc. d.b.a. Dex
Salem/Dallas/Woodburn PLUS (104400)	Text	TX0007209059	7/15/2010	Dex Media, Inc. d.b.a. Dex
Salida Buena Vista (008806) Alma, Fairplay and Surrounding Area.	Text	TX0007185550	6/3/2010	Dex Media, Inc. d.b.a. Dex
Salt Lake City PLUS, UT, Yellow Pages, 2010, (104391)	Text	TX0007252023	10/20/2010	Dex Media, Inc.
Salt Lake City Telephone Directory 2010 (074816)	Text	TX0007290431	9/8/2010	Dex Media, Inc.
Santa Fe - Los Alamos, White Rock, Espanola, Pecos Telephone Book May 2010 (048692/103587)	Text	TX0007197622	6/8/2010	Dex Media, Inc.
Santa Fe MINI (104956) Surrounding Area, Los Alamos, Espanola,Taos, Chama, Abiquiu.	Text	TX0007211063	7/12/2010	Dex Media, Inc. d.b.a. Dex
Sarpy County(044720)	Text	TX0007218208	9/8/2010	Dex Media, Inc. d.b.a. Dex
Sauke Centre (038677) and Surrounding Area.	Text	TX0007271657	9/9/2010	Dex Media, Inc. d.b.a. Dex
Scott County, IA, Telephone Directory, Use through October 2011, (026530/1411)	Text	TX0007257163	11/1/2010	Dex Media, Inc. d.b.a. Dex
Scottsdale, AZ Telephone Directory 2010 003745.	Text	TX0007364315	5/23/2011	Dex Media, Inc.
Seattle Metro (104366)	Text	TX0007209105	7/15/2010	Dex Media, Inc. d.b.a. Dex
Shelton (077702) and Surrounding Area.	Text	TX0007267439	10/20/2010	Dex Media, Inc. d.b.a. Dex
Shenandoah, IA Red Oak Bedford, Clarinda, College Springs, Corning, Creston, Essex, Farragut, Griswold, Hamburg, New Market, Nodaway, Northboro,Percival, Riverton, Shambaugh, Sidney, Stanton, Tabor, Thurman, Villisca, Yorktown Telephone Directory 2010 026671.	Text	TX0007292648	1/31/2011	Dex Media, Inc. d.b.a. Dex
Sidney, NE, Kimball, Telephone Directory, Use through August 2011 (044824)	Text	TX0007250367	9/9/2010	Dex Media, Inc. d.b.a. Dex
Silver City, MN Deming Lordsburg Area Telephone Directory 2010 (048770)	Text	TX0007301638	1/31/2011	Dex Media, Inc. d.b.a. Dex
Sioux City (026712) North Sioux City, South Sioux City, Dakota Dunes, Akron, Correctionville, Dakota City, Denison, Dow City, Dunlap, Elk Point, Hawarden, Hospers, Ida Grove, Jefferson, Kingsley, Le Mars, Manilla, Mapleton, Moville, Onawa, Ponca, Remsen, Salix, Sergeant Bluff, Sloan Winnebago.	Text	TX0007274970	10/14/2010	Dex Media, Inc. d.b.a. Dex
Sioux Falls (067640)	Text	TX0007218211	9/8/2010	Dex Media, Inc. d.b.a. Dex
Sioux Falls Regional PLUS (105555)	Text	TX0007218061	9/8/2010	Dex Media, Inc.
Siouxland North, IA Alcester, Alvord,Ashton, Beresford, Boyden, Cavton, Doon, Fairview,George, Hudson, Hull, Inwood, Larchwood, Lester, Little Rock, Orange City, Rock	Text	TX0007301633	1/31/2011	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Rapids, Rock Valley, Sanborn, Sheldon, Sibley, Sioux Center Worhing Telephone Directory 2011 026715.
Socorro (048809) Bingham, Datil, Magdalena, Quemado.	Text	TX0007170925	4/20/2010	Dex Media, Inc. d.b.a. Dex
Soda Springs (017878) and Surrounding Area.	Text	TX0007172620	4/30/2010	Dex Media, Inc. d.b.a. Dex
South Central Utah (074864) Beaver, Bicknell, Boulder, Circleville, Ephraim, Escalante, Fairview, Fillmore, Fountain Green, Gunnison, Hanksville, Loa, Manti, Marysvale, Moroni, Mt. Pleasant, Oak City, Panguitch, Richfield, Salina, Scipio, Torrey.	Text	TX0007209423	7/15/2010	Dex Media, Inc. d.b.a. Dex
South Dakota South Central (067651) Huron, Mitchell, Pierre and Surrounding Area.	Text	TX0007185555	6/3/2010	Dex Media, Inc. d.b.a. Dex
South Jeffco(008185)/Columbine Valley/including Governors Ranch, Ken Caryl Ranch,Roxborough Park,Southwest Denver, Southwest Littleton, Southwest Plaza, Bow Mar.	Text	TX0007209884	7/12/2010	Dex Media, Inc. d.b.a. Dex
South King County PLUS (106691 / 104366) Separate Section for Seattle.	Text	TX0007267438	10/20/2010	Dex Media, Inc. d.b.a. Dex
South King County, WA, Directory, 077730 September, 2010.	Text	TX0007255891	9/7/2010	Dex Media, Inc.
South Metro, MN Telephone Directory 2011 (038149)	Text	TX0007301622	1/31/2011	Dex Media, Inc. d.b.a. Dex
South Valley Area (074861) Alpine, Alta-Snowbird, American Fork, Copperton, Cottonwood, Crescent, Draper, Highland, Lehi, Midvale, Murray, Riverton, Sandy, South Jordan, Union, West Jordan.	Text	TX0007172635	4/30/2010	Dex Media, Inc. d.b.a. Dex
Southeast St. Paul Suburbs, MN Telephone Directory, Use through October 2011(038648/10206)	Text	TX0007270798	10/8/2010	Dex Media, Inc. d.b.a. Dex
Southeastern Idaho PLUS (104792)	Text	TX0007184371	5/11/2010	Dex Media, Inc. d.b.a. Dex
Southern Utah (074866) Colorado City, Fredonia, Az / Mesquite, NV.	Text	TX0007271028	11/29/2010	Dex Media, Inc. d.b.a. Dex
Southwest Suburban Area (038689)	Text	TX0007195908	7/20/2010	Dex Media, Inc. d.b.a. Dex
Spokane / Coeur d’Alene / Spokane Valley PLUS, Includes Spokane Business White Pages, 2010, (104398)	Text	TX0007254222	10/20/2010	Dex Media, Inc. d.b.a. Dex
Spokane, WA, Directory, 077762 Sept 2010.	Text	TX0007257412	9/16/2010	Dex Media, Inc.
St. Cloud (038629) and Surrounding Area.	Text	TX0007179622	5/11/2010	Dex Media, Inc. d.b.a. Dex
St. Croix Valley (038633)	Text	TX0007255429	10/14/2010	Dex Media, Inc. d.b.a. Dex
St. Helens (061755) and Surrounding Area.	Text	TX0007253829	9/8/2010	Dex Media, Inc. d.b.a. Dex
St PaulYP, MN,Directory,038653 Oct 2010.	Text	TX0007270809	10/8/2010	Dex Media, Inc.
Storm Lake Cherokee (026774) and Surrounding Area.	Text	TX0007208732	6/3/2010	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Sussex Countywide, NJ Telephone Directory July 2010 (47452)	Text	TX0007224599	6/23/2010	ATT and Century Link -RH Donnelley Inc., d.b.a. Dex Qwest-Dex Media, Inc. D/B/A Dex Print & Delivery Services

Tacoma / Puyallup PLUS (104454) and Surrounding Area.	Text	TX0007185140	5/11/2010	Dex Media, Inc. d.b.a. Dex
Tacoma WA, Directory, 077774 March 2010.	Text	TX0007207201	3/17/2010	Dex Media, Inc.
Taos (048838) and Surrounding Area.	Text	TX0007274675	10/14/2010	Dex Media, Inc. d.b.a. Dex
Tooele, UT Dugway, Grantsville, Ibapah, Rush Valley-Terra, Stockton, Vernon, Wendover NEVADA: Pilot Valley, Wendover, Western Wendover Telephone Directory 2010 074918.	Text	TX0007292044	1/31/2011	Dex Media, Inc. d.b.a. Dex
Treasure Valley, ID, Boise, Nampa, Caldwell, and Surrounding Area, Telephone Directory, 2010, 104578/105402.	Text	TX0007290295	1/28/2011	Dex Media, Inc. d.b.a. Dex
Tri-Cities Regional (077538)	Text	TX0007253786	9/8/2010	Dex Media, Inc. d.b.a. Dex
Tri-Cities / Yakima Valley and Surrounding Area, Directory, 2010, (104608)	Text	TX0007254213	10/20/2010	Dex Media, Inc. d.b.a. Dex
Trinidad(008884)/Aguilar/Branson/Weston.	Text	TX0007209888	7/12/2010	Dex Media, Inc. d.b.a. Dex
Tucson PLUS (104399) and Surrounding Area.	Text	TX0007267437	10/20/2010	Dex Media, Inc. d.b.a. Dex
Tucson Yellow Pages English Telephone Directory September 2010 (003771)	Text	TX0007261488	9/10/2010	Dex Media, Inc.
Tucumcari, CA (048916) Conchas Dam, Logan Nara Visa, San Jon Telephone Directory 2011 048916.	Text	TX0007302028	1/31/2011	Dex Media, Inc.
Twin Falls/Burley/Rupert (017906) Wood River Valley and Surrounding Area.	Text	TX0007167543	4/22/2010	Dex Media, Inc. d.b.a. Dex
Twin Ports (038727)	Text	TX0007214353	9/8/2010	Dex Media, Inc. d.b.a. Dex
Uintah Basin (074950) UTAH: Roosevelt, Vernal, Duchesne, Altamont, Flattop, Lapoint, Randlett, Neola, Tabiona, Fruitland and Surrounding Areas.	Text	TX0007172800	4/30/2010	Dex Media, Inc. d.b.a. Dex
Virginia, MN Bear River, Cook, Crane Lake Ely, Eveleth, Gilbert, Greaney Mckinley, Mountain Iron, Orr Telephone Directory 2011 038737.	Text	TX0007301667	1/31/2011	Dex Media, Inc. d.b.a. Dex
Wahpeton / Breckenridge (055879)	Text	TX0007275864	10/14/2010	Dex Media, Inc. d.b.a. Dex
Walla Walla (077870) Dayton, Milton-Freewater, OR and Surrounding Area.	Text	TX0007167657	4/22/2010	Dex Media, Inc. d.b.a. Dex
Walsenburg / Gardner / La Veta / Cuchara (008936)	Text	TX0007271646	9/9/2010	Dex Media, Inc. d.b.a. Dex
Waterloo / Cedar Falls (026897)	Text	TX0007271676	9/9/2010	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
d.b.a. Dex
Webster City, IA Clarion/Eagle Grove Telephone Directory 2010 (026938)	Text	TX0007292217	1/31/2011	Dex Media, Inc. d.b.a. Dex
West Area, UT Directory, 103812 Jan. 2011.	Text	TX0007306708	1/11/2011	Dex Media, Inc.
West Area Ut Directory, 103812, January 2010.	Text	TX0007216402	1/14/2010	Dex Media, Inc. d.b.a. Dex
West Central Nebraska (044641/044642) (Name changed from North Platte) Arapahoe, Arnold, Arthur, Beaver City, Benkelman, Big Springs, Brule, Cambridge, Cozad, Curtis, Elwood, Eustis, Gothenburg, Grant, Hayes Center, Hershey, Imperial, Indianola	Text	TX0007310549	1/27/2011	Dex Media, Inc. d.b.a. Dex
Western Suburban Area (038388)	Text	TX0007195874	7/20/2010	Dex Media, Inc. d.b.a. Dex
Western Suburbs (025485)	Text	TX0007269988	9/9/2010	Dex Media, Inc. d.b.a. Dex
White Bear Lake Area (038814)	Text	TX0007274789	10/14/2010	Dex Media, Inc.
Wickenburg (003820) and Surrounding Area.	Text	TX0007172615	4/30/2010	Dex Media, Inc. d.b.a. Dex
Williston (055922) and Surrounding Area.	Text	TX0007181716	5/11/2010	Dex Media, Inc. d.b.a. Dex
Winona, MI and Surrounding Area Telephone Directory 2011 038851.	Text	TX0007301995	1/31/2011	Dex Media, Inc. d.b.a. Dex
Winslow/Holbrook/Joseph City (003870) and Surrounding Area.	Text	TX0007172564	4/30/2010	Dex Media, Inc. d.b.a. Dex
Yakima Valley, WA Telephone Directory 2010 (077930)	Text	TX0007292268	1/31/2011	Dex Media, Inc. d.b.a. Dex
Yakima Valley, WA Tri-Cities and Surrounding Area Telephone Directory 2010 104609.	Text	TX0007305949	2/1/2011	Dex Media, Inc. d.b.a. Dex
Yankton (067780) Avon, Burbank, Fordyce, Gayville, Kaylor, Lesterville, Meckling, Mission Hill, Saint Helena, Scotland, Springfield, Tabor, Tyndall, Utica, Vermillion, Volin, Wakonda, Wynot.	Text	TX0007292200	1/31/2011	Dex Media, Inc. d.b.a. Dex
Yuma (003920 / 103669) Hyder-Dateland, Somerton, Wellton, AZ; Felicity, Winterhaven, CA.	Text	TX0007179726	2010-05-11	Dex Media, Inc. d.b.a. Dex
Yuma PLUS (108095) Hyder-Dateland, Somerton, Wellton, CA; Felicity, Winterhaven, CA.	Text	TX0007177550	5/11/2010	Dex Media, Inc. d.b.a. Dex
Ogden UT, Directory, 074614 June 2010.	Text	TX0007225873	6/28/2010	Dex Media, Inc. d.b.a. Dex
Salem/Keizer, OR,Directory,061772 June 2010.	Text	TX0007197223	6/15/2010	Dex Media, Inc. d.b.a. Dex
Seattle YP, WA,Directory,077678 June 2010.	Text	TX0007197610	6/22/2010	Dex Media, Inc. d.b.a. Dex
Fayetteville, NC Telephone Directory 2010 53434.	Text	TX0007177984	5/21/2010	ATT and Century Link -RH Donnelley Inc., d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Qwest-Dex Media, Inc. D/B/A Dex Print & Delivery Services
Northeastern Wyoming and Surrounding Area (083533)	Text	TX0007565823	7/12/2012	Dex Media, Inc. dba Dex
Abingdon, VA Telephone Directory February 2011 (76010)	Text	TX0007290157	1/28/2011	ATT and Century Link -RH Donnelley Inc., d.b.a. Dex Qwest-Dex Media, Inc. D/B/A Dex Print & Delivery Services
Albuquerque, NM Telephone Directory Issued January 2012(048050 R3783)	Text	TX0007474015	1/5/2012	Dex Media, Inc. d/b/a Dex
Albuquerque, NM Yellow Pages Telephone Directory 2011 (048050/103666) January 2011.	Text	TX0007289020	1/20/2011	Dex Media, Inc.
Algona, IA Humboldt and Surrounding Area Telephone Directory 2011 025030.	Text	TX0007345081	4/13/2011	Dex Media, Inc. d.b.a. Dex
Alliance, NE, Chadron, Allen, Antioch, Ashby, Bayard, Bridgeport, Clinton, Crawford, Gering, Gordon, Harrison, Hay Springs, Hemingford, Hyannis, Lakeside, Merriman, Mitchell, Oglala, Pine Ridge, Porcupine, Rushville, Scottsbluff, Whitman, Wounded Knee and Surrounding Area February 2011 (044549)	Text	TX0007343909	2/17/2011	Dex Media, Inc. d.b.a. Dex
Apache Junction, AZ, Directory 103081 Oct, 2011.	Text	TX0007444090	10/26/2011	Dex Media, Inc.
Atlantic, IA, and Surrounding AreaTelephone Directory, 2011, 025092.	Text	TX0007304038	2/10/2011	Dex Media, Inc. d.b.a. Dex
Bellingham, WA Whatcom County Acme, Birch Bay, Blaine, Custer, Deming, Everson, Ferndale, Glacier, Laurel, Lummi Island, Lynden, Maple Falls, Nooksack, Point Roberts, Sumas Telephone Directory 2011 077062.	Text	TX0007310879	2/23/2011	Dex Media, Inc. d.b.a. Dex
Billings, MT and Surrounding Area Telephone Directory 2011 042129.	Text	TX0007298362	2/7/2011	Dex Media, Inc. d.b.a. Dex
Billings, MT and Surrounding Area Telephone Directory 2011 105406.	Text	TX0007305945	2/1/2011	Dex Media, Inc. d.b.a. Dex
Boise, ID. Directory 017122 January, 2012.	Text	TX0007481639	12/22/2011	Dex Media, Inc.
Boulder, CO Telephone Directory 2011 008052.	Text	TX0007471654	12/27/2011	Dex Media, Inc.
Brighton, CO (008078) Fort Lupton, Hudson, Keenesburg, Roggen Telephone Directory 2011 008078.	Text	TX0007300878	2/8/2011	Dex Media, Inc. d.b.a. Dex
Burlington, IA Mt. Pleasant (025215) Danville, Dodgeville, Kingston, Mediapolis, Morning Sun, Sperry, and Surrounding Area Telephone Directory 2011 025215.	Text	TX0007292193	1/31/2011	Dex Media, Inc. d.b.a. Dex
Casa Grande (003120) Ajo, Arizona City, Coolidge, Eloy, Florence, Gila Bend, Maricopa, Picacho, Sacaton, Standfield.	Text	TX0007309740	1/28/2011	Dex Media, Inc. d.b.a. Dex
Castle Rock, CO Parker Deckers, Elbert County, Elizabeth, Franktown, Kiowa, Larkspur, Lone Tree, Sedalia Telephone Directory 2011 008182.	Text	TX0007300858	2/8/2011	Dex Media, Inc. d.b.a. Dex
Central Oregon Coast, OR Including Depoe Bay, Lincoln City, Newport, Pacific City, Waldport Telephone Directory 2011 061580.	Text	TX0007311015	2/23/2011	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Central Oregon, OR Bend, Black Butte, Camp Sherman, La Pine, Madras, Prineville, Redmond, Sisters, Sunriver Telephone Directory 2011 104383.	Text	TX0007350009	4/1/2011	Dex Media, Inc. d.b.a. Dex
Central Oregon OR, Telephone Directory, 2011, 061072.	Text	TX0007355516	3/30/2011	Dex Media, Inc.
Central/Southwest Tucson, AZ Area Telephone Directory 2011 (003776)	Text	TX0007289015	1/20/2011	Dex Media, Inc.
Chandler, AZ, Gilbert, Telephone Directory, 2011, 104069.	Text	TX0007444819	10/21/2011	Dex Media, Inc.
Cheyenne, WY and Surrounding Area Telephone Directory 2011 083125.	Text	TX0007347562	4/12/2011	Dex Media, Inc. d.b.a. Dex
Clackamas County, OR Telephone Directory 2011 061649.	Text	TX0007342367	2/17/2011	Dex Media, Inc.
Clark County, WA. Directory 077846, December, 2011.	Text	TX0007472328	12/20/2011	Dex Media, Inc.
Clovis, NM Portales Telephone Directory 2011 (048244)	Text	TX0007350023	4/1/2011	Dex Media, Inc. d.b.a. Dex
Colorado Springs, CO, Pikes Peak Region, Telephone Directory, 2011, 104579.	Text	TX0007303987	2/8/2011	Dex Media, Inc. d.b.a. Dex
Colorado Springs, CO, Telephone Directory, 2011, 008208.	Text	TX0007303669	2/11/2011	Dex Media, Inc.
Corvallis Albany Plus and Surrounding Area (109306)	Text	TX0007572351	8/9/2012	Dex Media, Inc. d.b.a. Dex
Decorah, IA Elkader / West Union and Surrounding Area Including Lansing, Waukon Telephone Directory 025441.	Text	TX0007292223	1/31/2011	Dex Media, Inc. d.b.a. Dex
Des Moines, IA. Directory 025482 Nov, 2011.	Text	TX0007454179	11/17/2011	Dex Media, Inc.
Dickinson, ND, and Surrounding Area, Telephone Directory, 2011, 055572.	Text	TX0007304066	2/10/2011	Dex Media, Inc. d.b.a. Dex
East County, OR Telephone Directory 2011 061676.	Text	TX0007342381	3/1/2011	Dex Media, Inc.
East Tucson Area, AZ, Telephone Directory, 2011, 003777.	Text	TX0007290313	1/20/2011	Dex Media, Inc.
East Valley, AZ Telephone Directory Issued October 2011 (003421 R263)	Text	TX0007470847	11/14/2011	Dex Media, Inc. d.b.a. Dex
Eugene, OR Telephone Directory 2011 061265.	Text	TX0007414238	8/19/2011	Dex Media, Inc.
Evergreen (008338) Aspen, Bailey, Bergen Park, Conifer, Genesee, Golden, Idledale, Indian Hills, Kittredge, Morrison, Phillipsburg, Pine, Shaffers Crossing.	Text	TX0007324734	2/16/2011	Dex Media, Inc. d.b.a. Dex
Fargo / Moorehead Regional PLUS Fargo, ND / Moorhead, MN Detroit Lakes, MN Fergus Falls, MN Wahpeton, ND / Breckenridge, MN Jamestown / Valley City, ND March 2011 (106374)	Text	TX0007332908	3/25/2011	Dex Media, Inc. d.b.a. Dex
Fargo, ND Moorhead and Surrounding Area Telephone Directory.	Text	TX0007332812	3/17/2011	Dex Media, Inc. d.b.a. Dex
Farmington, NM, Aztec, Bloomfield, Blanco, Flora Vista, Shiprock, and Surrounding Area, Telephone Directory, 2011, 48283.	Text	TX0007303551	2/11/2011	Dex Media, Inc. d.b.a. Dex
Florence, OR, Directory Feb 2010 61267	Text	TX0007343912	2/9/2011	Dex Media, Inc.
Fort Collins, CO, Greeley, Windsor, Loveland, Surrounding Areas, Telephone Directory, 2011, 008364.	Text	TX0007314950	3/1/2011	Dex Media, Inc. d.b.a. Dex
Fort Collins, CO, Loveland, Berthoud, Estes Park, Greeley, Windsor, Northern Colorado, Telephone Directory, 2011, 104615, 104616.	Text	TX0007314851	3/1/2011	Dex Media, Inc. d.b.a. Dex
Fort Madison, IA Keokuk, Denmark, Montrose, West Point, Wever Telephone Directory	Text	TX0007300851	2/8/2011	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
2011 025707.				d.b.a. Dex
Gallup, AZ, Grants / Laguna Acoma / Sanders Telephone Directory March 2011 (048302)	Text	TX0007332927	3/7/2011	Dex Media, Inc. d.b.a. Dex
Globe / Miami / Superior (003320) and Surrounding Area.	Text	TX0007332464	3/25/2011	Dex Media, Inc. d.b.a. Dex
Grafton, MN and Surrounding Area Telephone Directory 2011 055315.	Text	TX0007345069	4/13/2011	Dex Media, Inc. d.b.a. Dex
Grand Junction, CO Clifton, Collbran, Debeque, Delta, Fruita, Palisade, Moab, UT and Surrounding Area Telephone Directory 109127 2011.	Text	TX0007339378	4/5/2011	Dex Media, Inc. d.b.a. Dex
Grand Junction, CO Telephone Directory 2011 (008468)	Text	TX0007339426	4/5/2011	Dex Media, Inc. d.b.a. Dex
Greater Albuquerque, NM MINI Telephone Directory 2011 (104580)	Text	TX0007292136	1/31/2011	Dex Media, Inc. d.b.a. Dex
Greater Eastside, WA, telephone directory, 2011.	Text	TX0007440852	9/30/2011	Dex Media, Inc.
Greater NW Valley AZ, Telephone Directory 2011 003800.	Text	TX0007444164	10/28/2011	Dex Media, Inc.
Greater Snohomish, WA Directory 077726 Sept, 2011.	Text	TX0007450929	10/5/2011	Dex Media, Inc.
Greater Southwest Valley Arlington, Avondale, Buckeye, Cashion, Goodyear Komatke, Laveen, Litchfield Park, Maricopa Palo Verde, Piedra, Sentinel, Theba, Tolleson Tonopah, Wintersburg (003070)	Text	TX0007565833	7/12/2012	Dex Media, Inc. dba Dex
Greater Westside, OR, Telephone Directory, March 2011, 061068.	Text	TX0007328758	3/4/2011	Dex Media, Inc.
Helena, MT and Surrounding Area Telephone Directory 2011 042904.	Text	TX0007345036	4/13/2011	Dex Media, Inc. d.b.a. Dex
Henderson, NV Telephone Directory 2011 045376.	Text	TX0007451015	11/1/2011	Dex Media, Inc.
Hunterdon, NJ Telephone Directory February 2011 (47226)	Text	TX0007290187	1/28/2011	ATT and Century Link -RH Donnelley Inc., d.b.a. Dex Qwest-Dex Media, Inc. D/B/A Dex Print & Delivery Services
Idaho Falls, ID and Surrounding Area Telephone Directory 2011 017402.	Text	TX0007300865	2/9/2011	Dex Media, Inc. d.b.a. Dex
Idaho Springs, CO Black Hawk, Central City, Empire, Georgetown, Silver Plume, 2011 (008572)	Text	TX0007326684	3/9/2011	Dex Media, Inc. d.b.a. Dex
Iowa Falls, IA Hampton and Surrounding Area Telephone Directory 2011 025953.	Text	TX0007345073	4/13/2011	Dex Media, Inc. d.b.a. Dex
Lander, WY Riverton Crowheart, Dubois, Gas Hills, Jeffrey City, Shoshoni Telephone Directory 2011 083410.	Text	TX0007300883	2/8/2011	Dex Media, Inc. d.b.a. Dex
Las Cruces MINI and Surrounding Area (107992)	Text	TX0007333000	3/7/2011	Dex Media, Inc. d.b.a. Dex
Las Cruces, NM, Anapra, Anthony, Berino, Canutillo, Chamberino, Chaparral, Hatch, La Mesa, La Union, Mesilla, Mesquite, Organ, San Miguel, Santa Teresa, Sunland Park, Truth or Consequences, Vado Telephone Directory 2011 (048419)	Text	TX0007352884	3/7/2011	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Lewiston, ID Clarkston / Moscow / Pullman / Colfax and Surrounding Area Telephone Directory 2011 017486.	Text	TX0007298353	1/31/2011	Dex Media, Inc. d.b.a. Dex
Limon, CO Burlington Telephone Directory 2011 (008130)	Text	TX0007305899	2/8/2011	Dex Media, Inc. d.b.a. Dex
Little Falls, MN and Surrounding Area Telephone Directory 2011 038424.	Text	TX0007300877	2/8/2011	Dex Media, Inc. d.b.a. Dex
Loveland, CO Berthoud Fort Collins, Greeley and Surrounding Areas Telephone Directory 2011 008728.	Text	TX0007318196	3/4/2011	Dex Media, Inc. d.b.a. Dex
Malad City, ID, Holbrook, Telephone Directory, 2011, 017500.	Text	TX0007290339	1/28/2011	Dex Media, Inc. d.b.a. Dex
Marketingmatters.dexone.com (Content)	Computer File	TX0007618575	7/5/2012	Dex Media, Inc.
Marshalltown, IA and Surrounding Area Telephone Directory 026158.	Text	TX0007332804	3/17/2011	Dex Media, Inc. d.b.a. Dex
Medford, OR Telephone Directory 2011 (104387) Ashland and Surrounding Area.	Text	TX0007352714	4/29/2011	Dex Media, Inc. d.b.a. Dex
Metro Denver, CO A-Z Telephone Directory 2011 (008260 R762)	Text	TX0007470850	1/5/2012	Dex Media, Inc. d.b.a. Dex
Metro Denver, CO. A-Z YP Directory 008260 December, 2011.	Text	TX0007469444	12/29/2011	Dex Media, Inc.
Minneapoilis, MN A-Z Telephone Directory Issued May 2011 (038473 2871)	Text	TX0007355544	5/10/2011	Dex Media, Inc. d.b.a. Dex
Minnesota Northwest, MN Telephone Directory 2011 (038474) Crookston, Thief River Falls, Warroad, Baudette.	Text	TX0007352726	4/29/2011	Dex Media, Inc. d.b.a. Dex
Missoula, MT, and Surrounding Area, Telephone Directory, 2011, 043197.	Text	TX0007303955	2/7/2011	Dex Media, Inc. d.b.a. Dex
Moses Lake, Ephrata, Othello (including Royal City), Ritzville and Surrounding Area (077470)	Text	TX0007565828	7/12/2012	Dex Media, Inc. dba Dex
Mountain Home, ID, Atlanta, Bruneau, Glenns Ferry, Grand View, Pine-Featherville, Prairie, Tipanuk Telephone Directory 2011 (017598)	Text	TX0007500423	2/17/2011	Dex Media, Inc. d.b.a. Dex
Nogales/Rio Rico Amado, Arivaca, Canelo, Carmen Elgin, Green Valley, Patagonia Sahuarita, Sonoita, Tubac, Tumcacacori (003470)	Text	TX0007565817	7/12/2012	Dex Media, Inc. dba Dex
North Las Vegas, NV. Directory 045784 Nov, 2011.	Text	TX0007452539	11/1/2011	Dex Media, Inc.
North/Northwest Tucson Area, AZ, Telephone Directory, 2011, 003778.	Text	TX0007290309	1/20/2011	Dex Media, Inc.
Northern Oregon Coast, OR Astoria, Seaside, Cannon Beach, Tillamook, Long Beach Peninsula and Surrounding Area Telephone Directory 2011 061037.	Text	TX0007345048	4/13/2011	Dex Media, Inc. d.b.a. Dex
Ogen, UT Telephone Directory 2011 074614.	Text	TX0007384656	7/1/2011	Dex Media, Inc.
Okanogan Valley / Grand Coulee Dam (077514) Methow Valley and Surrounding Area.	Text	TX0007309743	1/28/2011	Dex Media, Inc. d.b.a. Dex
Omaha, NE Telephone Directory Issued June 2011 (044715 12535)	Text	TX0007383738	7/6/2011	Dex Media, Inc. d/b/a Dex
Ottumwa / Oskaloosa / Pella (026436) Including Agency, Albia, Batavia, Beacon, Bladensburg, Blakesburg , Bloomfield, Cedar, Chillicothe, Eddyville, Eldon, Fairfield,	Text	TX0007353133	3/17/2011	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Fremont, Hedrick, Kirkville, University Park, Wright.
Payson, AZ / Pine / Strawberry, Christopher Creek, Kohls Ranch, Star Valley, Young Telephone Directory.	Text	TX0007332807	3/17/2011	Dex Media, Inc. d.b.a. Dex
Pendleton, OR, Athena, Weston, and Surrounding Area, Telephone Directory, 2011, 061338/061667.	Text	TX0007303981	2/7/2011	Dex Media, Inc. d.b.a. Dex
Phoenix Metro, AZ, Telephone Directory 003570A, 2011.	Text	TX0007349872	4/25/2011	Dex Media, Inc.
Portland, OR, Telephone Directory, 2011, 061702.	Text	TX0007459637	11/22/2011	Dex Media, Inc.
Prescott, AZ Bagdad, Chino Valley, Dewey, Humbolt, Mayer, Prescott Valley Telephone Directory 2011 003620.	Text	TX0007349935	2011-04-07	Dex Media, Inc. d.b.a. Dex
Prescott PLUS (108094) and Surrounding Area.	Text	TX0007452573	4/7/2011	Dex Media, Inc. d.b.a. Dex
Price-Helper, East Carbon, Emery County Towns, Green River, Hanksville, Hiawatha, Scofield Telephone Directory March 2011 (074710)	Text	TX0007332474	3/25/2011	Dex Media, Inc. d.b.a. Dex
Provo, UT Telephone Directory 074726, 2011	Text	TX0007478101	1/3/2012	Dex Media, Inc.
Puyallup, WA and Surrounding Area Alder, Ashford, Bonney Lake, Buckley, Carbonado, Eatonville, Edgewood, Elbe, Graham, Lake Tapps, Orting, South Prairie, Sumner, Wilkeson Telephone Directory 077602.	Text	TX0007332810	3/17/2011	Dex Media, Inc. d.b.a. Dex
Red Wing, MN Telephone Directory 2011 (038605) Lake City, Wabasha and Surrounding Area.	Text	TX0007352718	4/29/2011	Dex Media, Inc. d.b.a. Dex
Rio Rancho, NM Albuquerque West Area Telephone Directory 2011 (048606)	Text	TX0007292226	1/31/2011	Dex Media, Inc. d.b.a. Dex
Rochester, MN and Surrounding Area, 2011 (109028)	Text	TX0007326662	3/9/2011	Dex Media, Inc. d.b.a. Dex
Rochester, MN, and Surrounding Area, Telephone Directory, 2011, 038617.	Text	TX0007329761	3/9/2011	Dex Media, Inc. d.b.a. Dex
Salem/Keizer OR, Directory 061772 June 2011.	Text	TX0007419084	6/20/2011	Dex Media, Inc.
Salt Lake City, UT Telephone Directory Issued September 2011 (074816 R7052)	Text	TX0007414802	9/6/2011	Dex Media, Inc. d.b.a. Dex
Santa Fe, NM Telephone Directory 2011 048692.	Text	TX0007374362	5/31/2011	Dex Media, Inc.
Scott County, IA Telephone Directory Issued October 2011 (026530 R1411)	Text	TX0007470841	11/14/2011	Dex Media, Inc. d.b.a. Dex
Scottsdale, AZ, Telephone Directory, 2011, 003745.	Text	TX0007444724	10/27/2011	Dex Media, Inc.
Seattle Metro, WA, Telephone Directory, 2011, 077678.	Text	TX0007403870	6/22/2011	Dex Media, Inc.
Shoptalk.dexone.com/social (Content)	Text	TX0007618486	7/5/2012	Dex Media, Inc.
Socorro, NM Bingham, Datil, Magdalena, Quemado Telephone Directory 2011 048809.	Text	TX0007345055	4/13/2011	Dex Media, Inc. d.b.a. Dex
Soda Springs, ID, and Surrounding Area, Telephone Directory, 2011, 017878.	Text	TX0007290335	1/28/2011	Dex Media, Inc. d.b.a. Dex
South Dakota / South Central (067651) Huron, Mitchell, Pierre Alexandria, Armour, Burke, Chamberlain, Corsica, De Smet, Emery, Fort Pierre, Fort Thompson, Gregory, Highmore, Kennebec, Kimball, Lake Andes, Lower Brule, Miller, Mission	Text	TX0007351609	3/21/2011	Dex Media, Inc. d.b.a. Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
South King County, WA Telephone Directory 2011 077730.	Text	TX0007430342	9/12/2011	Dex Media, Inc.
South Valley Area (074861) Alpine, Alta-Snowbird, American Fork, Copperton, Cottonwood, Crescent, Draper, Highland, Lehi, Midvale, Murray, Riverton, Sandy, South Jordan, Union, West Jordan.	Text	TX0007298115	1/31/2011	Dex Media, Inc. d.b.a. Dex
Southeastern Idaho, ID Telephone Directory 2011 (104791 / 104792)	Text	TX0007300874	2/9/2011	Dex Media, Inc. d.b.a. Dex
Spokane, WA Telephone Directory 2011 077762.	Text	TX0007422120	9/16/2011	Dex Media, Inc.
St. Cloud, MN and Surrounding Area Telephone Directory 2011 38629.	Text	TX0007311011	2/23/2011	Dex Media, Inc. d.b.a. Dex
St. Cloud Regional, MN St. Cloud, Little Falls, Sauk Centre, Monticello / Big Lake and Surrounding Areas Telephone Directory 109317.	Text	TX0007311020	2/23/2011	Dex Media, Inc. d.b.a. Dex
St Paul, MN, Directory 038653 Oct, 2011.	Text	TX0007476963	10/5/2011	Dex Media, Inc.
Southeast St. Paul Suburbs, MN Telephone Directory Issued September 2011 (038648 R10206)	Text	TX0007433298	10/11/2011	Dex Media, Inc. d.b.a. Dex
Storm Lake, IA Cherokee Telephone Directory 2011 (026774) and Surrounding Area.	Text	TX0007351616	3/21/2011	Dex Media, Inc. d.b.a. Dex
Summerlin, NV, Directory 045828 Nov, 2011.	Text	TX0007452534	11/1/2011	Dex Media, Inc.
Sussex Countywide, NY Telephone Directory July 2011 (47452	Text	TX0007452567	6/28/2011	ATT and Century Link -RH Donnelley Inc., d.b.a. Dex Qwest-Dex Media, Inc. D/B/A Dex Print & Delivery Services
Tacoma / Puyallup PLUS and Surrounding Area (104454)	Text	TX0007332518	3/25/2011	Dex Media, Inc. d.b.a. Dex
Tacoma, WA Telephone Directory 2011 077774.	Text	TX0007339517	3/21/2011	Dex Media, Inc.
Tuscon, AZ Telephone Directory September 2011 (003771 R15965)	Text	TX0007419376	9/2/2011	Dex Media, Inc.
Uintah Basin, UT Roosevelt, Vernal, Duchesne, Altamont, Flattop, Lapoint, Randlett, Neola, Tabiona, Fruitland,and Surrounding Areas COLORADO: Rangley, Dinosaur Telephone Directory 2011 074950.	Text	TX0007300880	2/8/2011	Dex Media, Inc. d.b.a. Dex
Wall Walla (077870) Dayton, Milton-Freewater, OR and Surrounding Area.	Text	TX0007452570	4/7/2011	Dex Media, Inc. d.b.a. Dex
West Area, UT, Directory 103812 January, 2012.	Text	TX0007480391	1/6/2012	Dex Media, Inc.
Wickenburg, AZ Telephone Directory 2011 003820.	Text	TX0007300882	2/8/2011	Dex Media, Inc. d.b.a. Dex
Williston, ND Telephone Directory 2011 (055922) and Surrounding Area.	Text	TX0007352708	4/29/2011	Dex Media, Inc. d.b.a. Dex
Winslow, AZ Telephone Directory 2011 033870 Holbrook / Joseph City.	Text	TX0007352695	4/29/2011	Dex Media, Inc. d.b.a. Dex
Yuma Hyder-Dateland, Somerton, Welton, AZ Felicity, Winterhaven, CA March 2011 (003920)	Text	TX0007332925	3/7/2011	Dex Media, Inc. d.b.a. Dex
Yuma PLUS Hyder-Dateland, Somerton, Wellton, AZ Felicity, Winterhaven, CA March 2011	Text	TX0007333026	3/7/2011	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
(108095)				d.b.a. Dex
Ames Des Moines Plus and Surrounding Area (104642)	Text	TX0007566901	7/20/2012	Dex Media, Inc. dba Dex
Ames Story County Area, Alleman, Clemens, Colo, Gilbert, Huxley, Kelley, Napier, Nevada, Sheldahl, Slater, Zearing (025051)	Text	TX0007566117	7/12/2012	Dex Media, Inc. dba Dex
Des Moines Ames PLUS and Surrounding Area (104451)	Text	TX0007566130	7/12/2012	Dex Media, Inc. dba Dex
Northern Colorado Plus, Greeley, Windsor, Fort Collins, Loveland, Berthoud, Estes Park (104614)	Text	TX0007566908	7/20/2012	Dex Media, Inc. dba Dex
Silver City/Deming Lordsburg Area (048770)	Text	TX0007566110	7/12/2012	Dex Media, Inc. dba Dex
Tuscon Plus and Surrounding Area (104399)	Text	TX0007593616	8/20/2012	Dex Media, Inc. dba Dex
Albert Lea Austin and Surrounding Area (038072)	Text	TX0007552195	6/20/2012	Dex Media, Inc. d.b.a. Dex
Albuquerque, NM Telephone Directory Issued January 2013 (048050 R3783)	Text	TX0007627719	12/28/2012	Dex Media, Inc. d/b/a Dex
Algona Humboldt and Surrounding Area (025030)	Text	TX0007560270	6/19/2012	Dex Media, Inc. dba Dex
Artesia and Surrounding Area (048127)	Text	TX0007556987	6/27/2012	Dex Media, Inc. dba Dex
Arvada Broomfield Westminster (008036)	Text	TX0007560942	7/5/2012	Dex Media, Inc. dba Dex
Aurora Montbello/DIA including Bennett, Byers, Eastern Centennial Green Valley Ranch, Strasburg, Watkins portions of East Denver (008299)	Text	TX0007560962	7/5/2012	Dex Media, Inc. dba Dex
Bemidji, Walker, Cass Lake and Surrounding Area (038084)	Text	TX0007570176	7/30/2012	Dex Media, Inc. dba Dex
Big Horn Basin (083036)	Text	TX0007570165	7/30/2012	Dex Media, Inc. dba Dex
Bozeman and Surrounding Area (042163)	Text	TX0007556964	6/19/2012	Dex Media, Inc. d.b.a. Dex
Brainerd Lakes and Surrounding Area (038120)	Text	TX0007552194	6/20/2012	Dex Media, Inc. dba Dex
Brigham City and Surrounding Area (074058)	Text	TX0007572376	8/9/2012	Dex Media, Inc. dba Dex
Buffalo/Big Lake Monticello and Surrounding Area (038144)	Text	TX0007618239	11/13/2012	Dex Media, Inc. dba Dex
Butte and Surrounding Area(042248)	Text	TX0007550938	6/13/2012	Dex Media, Inc. dba Dex
Canon City Florence/Hillside Penrose/Westcliffe and Surrounding Area(008156)	Text	TX0007555313	6/19/2012	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Casper, WY, telephone directory, 2012, 083040.	Text	TX0007565803	7/5/2012	Dex Media, Inc. dba Dex
Central and Downtown Denver Including Capitol Hill, Cherry Creek, Highlands, Park Hill, Washington Park & other Denver County neighborhoods (008188)	Text	TX0007594732	7/16/2012	Dex Media, Inc. dba Dex
Central Oregon, OR Directory 061072, March, 2012.	Text	TX0007521922	4/9/2012	Dex Media, Inc.
Central Tucson, AZ Telephone Directory 003776, 2012.	Text	TX0007482728	1/17/2012	Dex Media, Inc.
Chisholm Hibbing and Surrounding Area (038180)	Text	TX0007603433	9/26/2012	Dex Media, Inc. dba Dex
City Central 1 (Content)	Text	TX0007608170	8/7/2012	Dex Media, Inc. R.H. Donnelley Inc.
City Central 2 (Source Code)	Text	TX0007573221	7/31/2012	Dex Media, Inc. R.H. Donnelley Inc.
Clackamas County, OR Directory 061649, February, 2012.	Text	TX0007508943	2/21/2012	Dex Media, Inc.
Cle Elum, Easton/Roslyn (077166)	Text	TX0007576375	8/16/2012	Dex Media, Inc. dba Dex
Clifton/Safford Duncan; Morenci; Pima; Thatcher; Virden, NM; York (003670)	Text	TX0007627770	11/26/2012	Dex Media, Inc. dba Dex
Cloquet/Barnum Carlton/Moose Lake(038076)	Text	TX0007555329	6/19/2012	Dex Media, Inc. dba Dex
Clovis/Portales and Surrounding Area(048244)	Text	TX0007550876	6/13/2012	Dex Media, Inc. dba Dex
Colorado Springs, CO, telephone directory, 2012, 008208.	Text	TX0007496510	1/27/2012	Dex Media, Inc.
Detroit Lakes and Surrounding Area (038212)	Text	TX0007560316	6/19/2012	Dex Media, Inc. dba Dex
Dex Mobile Website 1 (Content)	Computer File	TX0007618505	7/5/2012	Dex Media, Inc.
Dex Mobile Website (Source Code 1) /com/dexknows/mobile/controller/mobilecontroller.java.	Computer File	TX0007560021	6/29/2012	Dex Media, Inc. R.H. Donnelley Inc.
Dex Mobile Website (Source Code 2) /com/dexknows/mobile/dao/mobiledaoimpl.java.	Computer File	TX0007560027	6/29/2012	Dex Media, Inc. R.H. Donnelley Inc.
Dex Mobile Website (Source Code 3) /com/dexknows/mobile/service/mobileserviceimpl.java.	Computer File	TX0007661979	6/29/2012	Dex Media, Inc. R.H. Donnelley Inc.
DexKnows.com 1 (Content)	Computer File	TX0007618593	7/5/2012	Dex Media, Inc. R.H. Donnelley Inc.
DexKnows.com 2 (Source Code)	Computer File	TX0007558539	6/29/2012	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
R.H. Donnelley Inc.
East County, OR, telephone directory, 2012, 061676.	Text	TX0007511233	3/7/2012	Dex Media, Inc.
East Tucson, AZ Telephone Directory 2012 003777.	Text	TX0007487974	1/17/2012	Dex Media, Inc.
East Valley, AZ Community Edition Telephone Directory Issued October 2012 (003421 R263)	Text	TX0007621636	11/5/2012	Dex Media, Inc. d/b/a Dex
Estes Park, Allenspark, Glen Haven and Surrounding Area (008312)	Text	TX0007552191	6/20/2012	Dex Media, Inc. dba Dex
Fargo/Moorhead Regional Plus (106374)	Text	TX0007555254	6/19/2012	Dex Media, Inc. dba Dex
Fergus Falls and Surrounding Area (038280)	Text	TX0007603414	9/26/2012	Dex Media, Inc. dba Dex
Florence, OR Directory 061267, Feb, 2012.	Text	TX0007494333	2/14/2012	Dex Media, Inc.
Forest Lake Area (038292)	Text	TX0007611524	11/2/2012	Dex Media, Inc. dba Dex
Fort Collins (008364)	Text	TX0007559815	6/13/2012	Dex Media, Inc. dba Dex
Glasgow, MT, and Northeastern Montana, Telephone Directory, Issued September 2012 (042768)	Text	TX0007596443	10/1/2012	Dex Media, Inc. dba Dex
Globe/Miami Superior and Surrounding Area (003320)	Text	TX0007555265	6/19/2012	Dex Media, Inc. dba Dex
Grafton and Surrounding Area (055315)	Text	TX0007560280	6/19/2012	Dex Media, Inc. dba Dex
Grand County Winter Park (008442)	Text	TX0007611573	11/2/2012	Dex Media, Inc. dba Dex
Grand Rapids and Surrounding Area (038328)	Text	TX0007611522	11/2/2012	Dex Media, Inc. dba Dex
Great Falls and Surrounding Area (042802/042803)	Text	TX0007592562	9/11/2012	Dex Media, Inc. dba Dex
Greater Eastside, WA, Including Bellevue, Bothell, Duvall, Issaquah, Juanita, Kenmore, Kirkland, Mercer Island, Redmond, Sammamish, Snoqualmie Valley, Woodinville, Telephone Directory, Issued September 2012 (110077)	Text	TX0007597512	10/5/2012	Dex Media, Inc. d.b.a. Dex
Greater Southwest Valley Arlington, Avondale, Buckeye, Cashion, Goodyear, Komatke, Laveen, Litchfield Park, Maricopa, Palo Verde, Piedra, Sentinel, Theba, Tolleson, Tonopah, Wintersburg (003070)	Text	TX0007614694	11/2/2012	Dex Media, Inc. dba Dex
Greater Westside, OR Telephone Directory 2012 061068.	Text	TX0007509152	3/7/2012	Dex Media, Inc.
Greeley/Windsor Includes Business Listings for Fort Collins, Loveland and Surrounding Area (008494)	Text	TX0007614684	11/2/2012	Dex Media, Inc. dba Dex
Gunnison Crested Butte, Lake City, Mt. Crested Butte (008520)	Text	TX0007637517	12/3/2012	Dex Media, Inc.
Helena and Surrounding Area(042904)	Text	TX0007555334	6/19/2012	Dex Media, Inc. dba Dex
Iowa City and Surrounding Areas (025933)	Text	TX0007627635	11/26/2012	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
dba Dex
Iowa City Cedar Rapids Plus and Surrounding Areas (109311)	Text	TX0007627637	11/26/2012	Dex Media, Inc. dba Dex
Iowa Falls Hampton and Surrounding Area(025953)	Text	TX0007555338	6/19/2012	Dex Media, Inc. dba Dex
Jackson Hole Grand Teton and Yellowstone National Parks; Star Valley, WY Teton Valley, ID; West Yellowstone and Surrounding Areas (083950)	Text	TX0007557000	6/19/2012	Dex Media, Inc. dba Dex
Kissimmee, FL Telephone Directory April 2012 (12469)	Text	TX0007522535	4/10/2012	Dex Media, Inc.
Kitsap Peninusula, Allyn, Anderson Island, Bangor, Belfair, Bremerton, Dewatto, Gig Harbor, Hansville, Indianola, Keyport Kingston, Lake Bay, Port Gamble, Port Orchard Poulsbo, Seabeck, Silverdale, Suquamish, Tahuya (077075)	Text	TX0007570172	7/30/2012	Dex Media, Inc. dba Dex
Lakewood Golden Wheat Ridge Including Applewood, Bear Valley, Coal Creek Canyon, Edgewater, Green Mountain, portions of SW Denver (008949	Text	TX0007594728	7/16/2012	Dex Media, Inc. dba Dex
Las Cruces Mini and Surrounding Area(107992)	Text	TX0007555326	6/19/2012	Dex Media, Inc. dba Dex
Le Sueur St. Peter and Surrounding Area (038665)	Text	TX0007552192	6/20/2012	Dex Media, Inc. dba Dex
Lewistown and Surrounding Area (043010)	Text	TX0007576377	8/16/2012	Dex Media, Inc. dba Dex
Litchfield Montevideo Willmar and Surrounding Area (038420)	Text	TX0007594724	7/16/2012	Dex Media, Inc. dba Dex
Longmont(008702)	Text	TX0007550881	6/13/2012	Dex Media, Inc. dba Dex
Lower Yakima Valley,WA Telephone Directory, 2012, 077422.	Text	TX0007505955	3/7/2012	Dex Media, Inc.
Marshalltown and Surrounding Area (026158)	Text	TX0007560192	6/19/2012	Dex Media, Inc. dba Dex
Mohave County Colorado River Area and Surrounding Area (003431)	Text	TX0007583645	9/4/2012	Dex Media, Inc. dba Dex
Montrose Delta Telluride and Surrounding Area (008750)	Text	TX0007560176	6/19/2012	Dex Media, Inc. dba Dex
Morris and Surrounding Area (038497)	Text	TX0007556978	6/27/2012	Dex Media, Inc. dba Dex
Moses Lake Ephrata, Othello (including Royal City) Ritzville and Surrounding Area (077470)	Text	TX0007611238	11/7/2012	Dex Media, Inc. dba Dex
North Dakota South Central Jamestown, Valley City and Surrounding Area (055829)	Text	TX0007552196	6/20/2012	Dex Media, Inc. dba Dex
North Tucson, AZ Telephone Directory 003778, 2012.	Text	TX0007482729	1/17/2012	Dex Media, Inc.
Northeastern Wyoming and Surrounding Area (083533)	Text	TX0007611243	11/7/2012	Dex Media, Inc. dba Dex
Northern Colorado Plus, Greeley, Windsor, Fort Collins, Loveland, Berthoud, Estes Park (104614)	Text	TX0007614687	11/2/2012	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Ogden, UT Directory 074614, June, 2012.	Text	TX0007562316	6/22/2012	Dex Media, Inc.
Olympia/Lacey Tumwater and Surrounding Area Includes Shelton White Pages (077526)	Text	TX0007614698	11/2/2012	Dex Media, Inc. dba Dex
Olympia Shelton Plus and Surrounding Area (104723)	Text	TX0007614691	11/2/2012	Dex Media, Inc. dba Dex
Omaha, NE Telephone Directory Issued June 2012 (044715 R12535)	Text	TX0007573440	7/27/2012	Dex Media, Inc. d/b/a Dex
Ontario Payette and Surrounding Area (017682)	Text	TX0007565826	7/12/2012	Dex Media, Inc. dba Dex
Park Rapids Staples/Wadena and Surrounding Area (038761)	Text	TX0007570180	7/30/2012	Dex Media, Inc. dba Dex
Payette Ontario and Surrounding Area (017682)	Text	TX0007560294	6/19/2012	Dex Media, Inc. dba Dex
Payson/Pine Strawberry(003545)	Text	TX0007555340	6/19/2012	Dex Media, Inc. dba Dex
Phoenix Metro, AZ Telephone Directory 2012 003570.	Text	TX0007521125	4/23/2012	Dex Media, Inc.
Prescott Plus and Surrounding Area (108094)	Text	TX0007555269	6/19/2012	Dex Media, Inc. dba Dex
Price-Helper (074710)	Text	TX0007556083	6/19/2012	Dex Media, Inc. dba Dex
Puyallup(077602)	Text	TX0007555342	6/19/2012	Dex Media, Inc. dba Dex
Salem Dallas Woodburn (104400)	Text	TX0007555761	6/27/2012	Dex Media, Inc. dba Dex
Salem, OR. Directory 061772, June, 2012.	Text	TX0007558664	6/29/2012	Dex Media, Inc.
Salt Lake City and Surrounding Area (109873)	Text	TX0007592642	9/11/2012	Dex Media, Inc. dba Dex
Santa Fe and Surrounding Area (104956)	Text	TX0007560306	6/19/2012	Dex Media, Inc. dba Dex
Santa Fe,NM Directory 048692, May, 2012.	Text	TX0007554389	6/5/2012	Dex Media, Inc.
Sarpy County Bellevue, Cedar Creek, Gretna, La Platte La Vista, Louisville, Manley, Millard, Murray Mynard, Offutt AFB, Papillion, Plattsmouth Ralston, Richfield, Springfield (044720)	Text	TX0007560905	7/5/2012	Dex Media, Inc. dba Dex
Scott County, IA Telephone Directory Issued October 2012 (026530 R1411)	Text	TX0007618376	11/5/2012	Dex Media, Inc. dba Dex
Seattle Serving King County and South Snohomish County (109875)	Text	TX0007555750	6/27/2012	Dex Media, Inc. dba Dex
Seattle, WA Directory 077678, June, 2012.	Text	TX0007559677	6/28/2012	Dex Media, Inc.
Shelton and Surrounding Area (077702)	Text	TX0007614689	11/2/2012	Dex Media, Inc. dba Dex
Shenandoah Red Oak, Bedford, Clarinda, College Springs, Corning, Creston, Essex, Farragut, Griswold, Hamburg, New Market, Nodaway, Northboro, Percival, Riverton, Shambaugh,	Text	TX0007629106	11/26/2012	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Sidney, Stanton, Tabor, Thurman, Villisca, Yorktown (026671)
Sidney/Kimball Broadwater, Brownson, Bushnell, Chappell, Colton, Dalton, Dix, Gurley, Harrisburg, Kimball City, Lodgepole, Lorenzo, Potter, Sunol (044824)	Text	TX0007572364	8/9/2012	Dex Media, Inc. dba Dex
Silver City/Deming Lordsburg Area (048770)	Text	TX0007618243	11/13/2012	Dex Media, Inc. dba Dex
Sioux City, North Sioux City, South Sioux City, Dakota Dunes, Akron, Correctionville, Dakota CIty, Denison, Dow City, Dunlap, Elk Point, Hawarden, Hospers, Ida Grove, Jefferson, Kingsley, Le Mars, Manilla, Mapleton, Moville, Onawa, Ponca, Remsen, Salix, Sergeant Bluff, Sloan, Whiting, Winnebago (026712)	Text	TX0007611583	11/2/2012	Dex Media, Inc. dba Dex
Sioux Falls, Alcester, Baltic, Beresford, Brandon, Brookings, Canton, Crooks, Dell Rapids, Flandreau, Garretson, Harrisburg, Hartford, Inwood, Luverne, Madison, Parker, Salem, Tea, Worthing, and Surrounding Area (067640)	Text	TX0007572319	8/9/2012	Dex Media, Inc. dba Dex
Sioux Falls Regional Plus, Beresford, Brandon, Brookings, Canton Dell Rapids, Flandreau, Freeman, Hartford Luverne, Madison, Salem, Tea, Vermillion Yankton and Surrounding Area (105555)	Text	TX0007572335	8/9/2012	Dex Media, Inc. dba Dex
Siouxland North, Alcester, Alvord, Ashton, Beresford, Boyden, Canton, Doon, Fairview, George, Hudson, Hull, Inwood, Larchwood, Lester, Little Rock, Orange City, Rock Rapids, Rock Valley, Sanborn, Sheldon, Sibley, Sioux Center, Worthing (026715)	Text	TX0007611579	11/2/2012	Dex Media, Inc. dba Dex
Socorro(048809)	Text	TX0007555321	6/19/2012	Dex Media, Inc. dba Dex
South King County and Surrounding Area (110076)	Text	TX0007592550	9/11/2012	Dex Media, Inc. dba Dex
Spencer and Iowa Great Lake and Surrounding Area (025955)	Text	TX0007560246	6/19/2012	Dex Media, Inc. dba Dex
Spokane Coeur d’Alene Spokane Valley Plus (104398)	Text	TX0007603757	9/20/2012	Dex Media, Inc.
St. Croix Valley (038633)	Text	TX0007611576	11/2/2012	Dex Media, Inc. dba Dex
St. Helens (061755) and Surrounding Area including Clatskanie, Columbia City Deer Island, Rainier, Scappoose Vernonia, Warren.	Text	TX0007553180	6/14/2012	Dex Media, Inc.
St. Paul Plus and surrounding Twin Cities area (104384)	Text	TX0007596736	10/11/2012	Dex Media, Inc. dba Dex
Storm Lake Cherokee and Surrounding Area (026774)	Text	TX0007560255	6/19/2012	Dex Media, Inc. dba Dex
Tacoma Puyallup and Surrounding Area(104454)	Text	TX0007555309	6/19/2012	Dex Media, Inc. dba Dex
Tacoma, WA Telephone Directory, 2012 07774.	Text	TX0007518727	3/20/2012	Dex Media, Inc.
Tri-Cities Regional Kennewick, Pasco, Richland (077538)	Text	TX0007576381	8/16/2012	Dex Media, Inc. dba Dex
Tri-Cities Yakima Valley Plus and Surrounding Area (104608)	Text	TX0007576380	8/16/2012	Dex Media, Inc. dba Dex
Tucson and Surrounding Area (109872)	Text	TX0007603761	9/20/2012	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
dba Dex
Twin Ports(038727)	Text	TX0007555336	6/19/2012	Dex Media, Inc. dba Dex
Wahpeton Breckenridge and Surrounding Area (055879)	Text	TX0007603423	9/26/2012	Dex Media, Inc. dba Dex
Walla Walla (077870)	Text	TX0007559793	6/13/2012	Dex Media, Inc. dba Dex
White Bear Lake Area (038814)	Text	TX0007611525	11/2/2012	Dex Media, Inc. dba Dex
Yankton, Avon, Burbank, Fordyce, Gayville, Kaylor, Lesterville, Meckling, Mission Hill, Saint Helena, Scotland, Springfield, Tabor, Tyndall, Utica, Vermillion, Volin, Wakonda, Wynot (067780)	Text	TX0007618245	11/13/2012	Dex Media, Inc. dba Dex
Yuma (108095)	Text	TX0007555311	6/19/2012	Dex Media, Inc. dba Dex
Metro Denver, CO A-Z Telephone Directory Issued December2012 (008260 R762)	Text	TX0007649681	1/9/2013	Dex Media, Inc. dba Dex
Minneapoilis, MN A-Z Telephone Directory Issued April 2012 (038473 R2871)	Text	TX0007544461	6/1/2012	Dex Media, Inc. d/b/a Dex
Southeast St. Paul Suburbs, MN Telephone Directory Issued September 2012 (038648 R10206)	Text	TX0007599197	10/12/2012	Dex Media, Inc. dba Dex
Aberdeen, Bowdle, Britton, Dupree, Eagle Butte, Eureka, Gettysburg, Groton, Herreid, Ipswich, Lemmon, Leola, McLaughlin, Mobridge, Redfield, Roscoe, Selby, Timber Lake, Warner, Waubay, Webster and Surrounding Area (067010)	Text	TX0007592715	9/18/2012	Dex Media, Inc. dba Dex
Alamosa and Surrounding Area 2012 (008026)	Text	TX0007559630	6/27/2012	Dex Media, Inc. dba Dex
Albany and Surrounding Area Alphabetical listings for Corvallis and Surrounding Area follow Albany White Pages (061010)	Text	TX0007603240	10/11/2012	Dex Media, Inc. dba Dex
Albany Corvallis Plus and Surrounding Areas (109305)	Text	TX0007603238	10/11/2012	Dex Media, Inc. dba Dex
Ames-Boone Plus and Surrounding Area (104642)	Text	TX0007628203	2012-11-23	Dex Media, Inc. dba Dex
Ames Story County Area Alleman, Clemens, Colo, Gilbert, Huxley, Kelley, Napier, Nevada, Sheldahl, Slater, Zearing (025051)	Text	TX0007628191	11/23/2012	Dex Media, Inc. dba Dex
Aspen Glenwood Springs and Surrounding Area (008045)	Text	TX0007611381	10/25/2012	Dex Media, Inc. dba Dex
Bainbridge Island Poulsbo and Suquamish included in the Yellow Pages (077036)	Text	TX0007591462	7/5/2012	Dex Media, Inc. dba Dex
Bellingham Whatcom County(077062)	Text	TX0007555515	6/13/2012	Dex Media, Inc. dba Dex
Bismarck Mandan and Surrounding Area (055010)	Text	TX0007624322	12/14/2012	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Blackfoot Shelley (017094)	Text	TX0007589280	8/20/2012	Dex Media, Inc. dba Dex
Boone Dana, Grand Junction and Surrounding Area (025194)	Text	TX0007628215	11/23/2012	Dex Media, Inc. dba Dex
Cache Valley (074063)	Text	TX0007589038	8/20/2012	Dex Media, Inc. dba Dex
Central Nebraska Regional, Grank Island, Hastings, Kearney, Alma, Ansley, Aurora, Ayr, Broken Bow, Cairo, Cedar Rapids, Dunning, Fullerton, Genoa, Gibbon, Grafton, Hazard, Heartwell, Holdrege, Loup City, Minden, Ord, Osceola, Polk, Ravenna, Red Cloud, Republican City, Rosemont, Saint Paul, Shelton, Silver Creek, Spalding, Taylor, Wood River and Surrounding Communities (044512/044513)	Text	TX0007566899	7/20/2012	Dex Media, Inc. dba Dex
Centralia/Chehalis Serving Lewis County (077114)	Text	TX0007649201	12/28/2012	Dex Media, Inc. dba Dex
Colville and Surrounding Area (077190)	Text	TX0007603243	10/11/2012	Dex Media, Inc. dba Dex
Corvallis Albany Plus and Surrounding Areas (109306)	Text	TX0007603236	10/11/2012	Dex Media, Inc. dba Dex
Corvallis and Surrounding Area Alphabetical listings for Albany and Surrounding Area follow Corvallis White Pages (061195)	Text	TX0007603241	10/11/2012	Dex Media, Inc. dba Dex
Council Bluffs Avoca, Carson, Carter Lake, Crescent, Glenwood, Hancock, Harlan, Hastings, Henderson, Honey Creek, La Grange Township, Logan, Macedonia, Magnolia, Malvern, Manawa, McClelland, Minden, Mineola, Missouri Valley, Modale, Mondamin, Neola, Oakland, Pacific Junction, Panama, Persia, Pisgah, Portsmouth, Shelby, Silver City, Tennant, Treynor, Underwood, Walnut, Woodbine (025399)	Text	TX0007559725	7/6/2012	Dex Media, Inc. dba Dex
Council Bluffs Plus Avoca, Carson, Carter Lake, Crescent, Glenwood, Hancock, Harlan, Hastings, Henderson, Honey Creek, Logan, Macedonia, Magnolia, Malvern, McClelland, Minden, Mineola, Missouri Valley, Modale, Mondamin, Neola, Oakland, Pacific Junction, Persia, Pisgah, Portsmouth, Shelby, Silver City, Treynor, Underwood, Walnut, Woodbine (104386)	Text	TX0007560964	7/5/2012	Dex Media, Inc. dba Dex
Craig/Meeker Steamboat Springs and Surrounding Area (008221)	Text	TX0007577662	8/16/2012	Dex Media, Inc. dba Dex
Denver Plus Covering the Metro Area (105771)	Text	TX0007639559	1/11/2013	Dex Media, Inc. dba Dex
Des Moines Plus and Surrounding Area (104451)	Text	TX0007628194	11/23/2012	Dex Media, Inc. dba Dex
Dubuque IOWA: Bellevue, Cascade, Dyersville, Epworth, Holly Cross, La Motte, Manchester ILLNOIS: East Dubuque, Galena WISCONSIN: Dickeyville, Fairplay, Platteville (025543)	Text	TX0007591420	9/7/2012	Dex Media, Inc. dba Dex
Durango/Cortez Pagosa Springs (008286) and Southwestern Colorado.	Text	TX0007557879	6/22/2012	Dex Media, Inc. dba Dex
Eastern Montana (043180)	Text	TX0007649196	12/28/2012	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Englewood/Littleton Centennial/Lone Tree Highlands Ranch South Metro Denver (008819)	Text	TX0007594737	7/16/2012	Dex Media, Inc. dba Dex
Eugene Springfield Plus and Surrounding Area (104390)	Text	TX0007589306	8/20/2012	Dex Media, Inc. dba Dex
Evanston Kemmerer and Surrounding Area (083210)	Text	TX0007620596	10/22/2012	Dex Media, Inc. dba Dex
Fargo/Moorhead and Surrounding Area(055272)	Text	TX0007564620	6/13/2012	Dex Media, Inc. dba Dex
Fremont, Ames, Arlington, Blair, Cedar Bluffs, Clarkson, Colon, Columbus, Craig, Decatur, Dodge, Fontanelle, herman, Hooper, Howells, Kennard, Leigh, Leshara, Linwood, Lyons, Malmo, Mead, Morse Bluff, Nickerson, North Bend, Oakland, Prague, Richland, Rogers, Rosalie, Schuyler, Scribner, Snyder, Swedeburg, Tekamah, Uehling, Valley, Wahoo, West Point, Weston, Winslow, Yutan (044276)	Text	TX0007566897	7/20/2012	Dex Media, Inc. dba Dex
Gallup/Grants Laguna Acoma Sanders, AZ and Surrounding Area(048302)	Text	TX0007555502	6/13/2012	Dex Media, Inc. dba Dex
Glacial Lakes Watertown,Ortonville, Appleton, Arlington, Big Stone City, Browns Valley, Canby, Castlewood, Clark, Clear Lake, Clinton, De Smet, Estelline, Gary, Graceville, Hayti, Lake Norden, Lake Preston, Madison, Milbank, Rosholt, Sisseton, Volga, Waubay, Waverly, Webster, Wheaton, Wilmot and Surrounding Area (067521)	Text	TX0007646758	12/28/2012	Dex Media, Inc. dba Dex
Glenwood Starbuck and Surrounding Area (038316)	Text	TX0007623856	12/14/2012	Dex Media, Inc. dba Dex
Grand Forks East Grand Forks and Surrounding Area (055338)	Text	TX0007589043	8/20/2012	Dex Media, Inc. dba Dex
Grand Rapids and Surrounding Area (038328)	Text	TX0007592937	9/10/2012	Dex Media, Inc. dba Dex
Grants Pass Medford Plus and Surrounding Area (104388)	Text	TX0007591465	7/5/2012	Dex Media, Inc. dba Dex
Grants Pass Rogue River and Surrounding Area Medford business listings follow Grants Pass White Pages (061282)	Text	TX0007559631	6/27/2012	Dex Media, Inc. dba Dex
Greater Albuquerque Mini (104580)	Text	TX0007684633	8/30/2012	Dex Media, Inc. dba Dex
Idaho Springs, Black Hawk, Central City, Empire, Georgetown, Silver Plume (008572)	Text	TX0007566121	7/12/2012	Dex Media, Inc. dba Dex
Jackson/Windom, Bingham Lake, Butterfield, Ceylon, Comfrey, Dunnell, Fairmont, Heron Lake, Jeffers, Lakefield, Madelia, Mountain Lake, Okabena, Round Lake, Saint James, Sherburn, Storden, Trimont, Truman, Welcome, WIlder, Worthington (038833)	Text	TX0007623805	12/14/2012	Dex Media, Inc. dba Dex
Klamath Falls including Lake County and Surrounding Area (061352)	Text	TX0007589040	8/20/2012	Dex Media, Inc. dba Dex
La Junta and Surrounding Area (008624)	Text	TX0007557993	6/22/2012	Dex Media, Inc. dba Dex
Lamar (008650) and Surrounding Area.	Text	TX0007557991	6/22/2012	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Laramie Rock River (083445)	Text	TX0007624371	12/14/2012	Dex Media, Inc. dba Dex
Las Vegas/Raton and Surrounding Area (048458)	Text	TX0007591419	9/7/2012	Dex Media, Inc. dba Dex
Los Lunas Belen, Bosque Farms, Isleta (048166)	Text	TX0007594741	7/16/2012	Dex Media, Inc. dba Dex
Mason City, Charles City, Clear Lake (026179) including Forest City, Garner, Northwood Osage and Surrounding Area.	Text	TX0007560915	6/8/2012	Dex Media, Inc. dba Dex
Minnesota Southwest Adrian, Clarkfield, Fairfax, Fulda, Granite Falls, Ivanhoe, Lake Benton, Luverne, Marshall, Minnesota, Morgan, Pipestone, Redwood Falls, Slayton, Springfield, Tracy, Tyler, Wabasso and Surrounding Area (038483)	Text	TX0007623902	12/14/2012	Dex Media, Inc. dba Dex
Nampa/Caldwell and Surrounding Area (017622)	Text	TX0007591464	7/5/2012	Dex Media, Inc. dba Dex
Nogales/Rio Rico Amado, Arivaca, Canelo, Carmen, Elgin, Green Valley, Patagonia, Sahuarita, Sonoita, Tubac, Tumcacacori (003470)	Text	TX0007630751	11/23/2012	Dex Media, Inc. dba Dex
Norfolk Albion, Bancroft, Boone, Clearwater, Crofton, Monroe, Neligh, Niobrara, Pender, Petersburg, Platte Center, Verdigre, Waterbury, Wayne, West Point, Wisner and Surrounding Area (044605)	Text	TX0007578332	8/16/2012	Dex Media, Inc. dba Dex
Northeast Colorado Akron Brush Fleming Fort Morgan Haxtun Holyoke Julesburg Log Lane Village Otis Sterling Wiggins Wray Yuma (008858)	Text	TX0007557853	6/27/2012	Dex Media, Inc. dba Dex
Northern Oregon Coast(061037)	Text	TX0007567754	6/20/2012	Dex Media, Inc. dba Dex
Northglenn Thornton Commerce City including Eastlake, Federal Heights Henderson, portions of North Denver (008767)	Text	TX0007559734	7/6/2012	Dex Media, Inc. dba Dex
Ogden Davis County Plus (104389)	Text	TX0007591467	7/5/2012	Dex Media, Inc. dba Dex
Omaha Plus Bellevue, Bennington, Boys Town, Carter Lake, Cedar Creek, Elkhorn, Florence, Gretna, La Platte, La Vista, Louisville, Manley, Millard, Murray, Mynard, Offutt AFB, Papillion, Plattsmouth, Ralston, Richfield, Springfield, Valley, Washington, Waterloo (104385)	Text	TX0007559786	7/6/2012	Dex Media, Inc. dba Dex
O’Neill, Valentine, Ainsworth, Atkinson, Bartlett, Bassett, Butte, Crookston, Emmet, Ewing, Halsey, Inman, Long Pine, Lynch, Orchard, Royal, Spencer, Springview, Stuart, Thedford, Verdel, Wood Lake (044622)	Text	TX0007611364	2012-10-25	Dex Media, Inc. dba Dex
Ottumwa Oskaloosa/Pella(026436)	Text	TX0007555512	6/13/2012	Dex Media, Inc. dba Dex
Park City Heber City Coalville, Kamas, Oakley (074266)	Text	TX0007630747	11/23/2012	Dex Media, Inc. dba Dex
Phoenix Metro Plus(104364)	Text	TX0007567752	6/20/2012	Dex Media, Inc. dba Dex
Pocatello and Surrounding Area 2012 (017696)	Text	TX0007559633	6/27/2012	Dex Media, Inc. dba Dex
Port Angeles/Sequim North Olympic Peninsula (077550)	Text	TX0007623925	12/14/2012	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
dba Dex
Port Townsend Port Ludlow Brinnon, Center, Chimacum, Quilcene (077562)	Text	TX0007623895	12/14/2012	Dex Media, Inc. dba Dex
Portland Mini (110074)	Text	TX0007623882	12/14/2012	Dex Media, Inc. dba Dex
Provo/Orem Plus and Surrounding Area (104577)	Text	TX0007649207	12/28/2012	Dex Media, Inc. dba Dex
Pueblo and Surrounding Area (008780)	Text	TX0007557836	6/27/2012	Dex Media, Inc. dba Dex
Rochester and Surrounding Area (038617)	Text	TX0007566094	7/12/2012	Dex Media, Inc. dba Dex
Rochester Plus and Surrounding Area (109028)	Text	TX0007566904	7/20/2012	Dex Media, Inc. dba Dex
Rock Springs Green River Farson/Pinedale (083655)	Text	TX0007619488	11/2/2012	Dex Media, Inc. dba Dex
Roseburg and Surrounding Area (061737)	Text	TX0007623910	12/14/2012	Dex Media, Inc. dba Dex
Roswell and Surrounding Area (048614)	Text	TX0007557851	6/27/2012	Dex Media, Inc. dba Dex
Sauk Centre (038677) and Surrounding Area.	Text	TX0007560657	6/7/2012	Dex Media, Inc. dba Dex
South Jeffco Columbine Valley including Govenor’s Ranch, Ken Caryl Ranch Roxborough Park, Southwest Denver Southwest Littleton, Southwest Plaza, Bow Mar (008185)	Text	TX0007559781	7/6/2012	Dex Media, Inc. dba Dex
South Metro (038149)	Text	TX0007611422	10/25/2012	Dex Media, Inc. dba Dex
South Valley Area, Alpine, Alta-Snowbird, American Fork, Copperton, Cottonwood, Crescent, Draper, Highland, Lehi, Midvale, Murray, Riverton, Sandy, South Jordan, Union, West Jordan (074861)	Text	TX0007589028	8/20/2012	Dex Media, Inc. dba Dex
Taos and Surrounding Area (048838)	Text	TX0007566905	7/20/2012	Dex Media, Inc. dba Dex
Tooele UTAH: Dugway, Grantsville, Ibapah, Rush Valley-Terra, Stockton, Vernon, Wendover NEVADA: Pilot Valley, Wendover, Western Wendover (074918)	Text	TX0007630709	11/23/2012	Dex Media, Inc. dba Dex
Tucumcari Conchas Dam, Logan, Nara Visa, San Jon (048916)	Text	TX0007611387	10/25/2012	Dex Media, Inc. dba Dex
Twin Ports Regional Plus(109351)	Text	TX0007567759	6/20/2012	Dex Media, Inc. dba Dex
Vail/Leadville Summit County and Surrounding Area (008676)	Text	TX0007628198	11/23/2012	Dex Media, Inc. dba Dex
Virginia, Bear River, Biwabik, Cook, Crane Lake, Ely, Eveleth, Gilbert, Greaney, McKinley, Mountain Iron, Orr (038737)	Text	TX0007620600	10/22/2012	Dex Media, Inc. dba Dex
Walsenburg Gardner/La Veta Cuchara (008936)	Text	TX0007557988	6/22/2012	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
dba Dex
Waterloo, Cedar Falls, Oelwein, Independence, Waverly and Surrounding Area (026897)	Text	TX0007557887	6/22/2012	Dex Media, Inc. dba Dex
Webster City, Clarion, Eagle Grove (026938)	Text	TX0007646760	12/28/2012	Dex Media, Inc. dba Dex
West Central Nebraska Arapahoe, Arnold, Arthur, Beaver City, Benkelman, Big Springs, Brule, Cambridge, Cozad, Curtis, Elwood, Eustis, Gothenburg, Grant, Hayes Center, Hershey, Imperial, Indianola, Lewellen, Lexington, McCook, North Platte, Ogallala, Oshkosh, Overton, Paxton, Stapleton, Sutherland, Trenton, Wauneta (044641)	Text	TX0007624339	12/14/2012	Dex Media, Inc. dba Dex
Winona and Surrounding Area (038851)	Text	TX0007620602	10/22/2012	Dex Media, Inc. dba Dex
Yakima Valley and Surrounding Area (077930)	Text	TX0007661419	1/10/2013	Dex Media, Inc. dba Dex
Yakima Valley Plus and Surrounding Area (104609)	Text	TX0007661408	1/10/2013	Dex Media, Inc. dba Dex
Aberdeen/Hoquiam/Raymond/South Bend (077010)	Text	TX0007715172	4/18/2013	Dex Media, Inc. dba Dex
Alamosa and Surrounding Area 2013 (008026	Text	TX0007735926	6/24/2013	Dex Media, Inc. dba Dex
Albany, OR, and Surrounding Area Alphabetical Listings for Corvallis and Surrounding Area follow Albany White Pages, 2013, (61010)	Text	TX0007792085	10/21/2013	Dex Media, Inc. dba Dex
Albert Lea Austin and Surrounding Area 2013 (038072)	Text	TX0007735928	6/24/2013	Dex Media, Inc. dba Dex
Alliance/Chadron, Allen, Antioch, Ashby, Bayard, Bridgeport, Clinton, Crawford, Gering, Gordon, Harrison, Hay Springs, Hemingford, Hyannis, Lakeside, Merriman, Mitchell, Oglala, Pine Ridge, Porcupine, Rushville, Scottsbluff, Whitman, Wounded Knee and Surrounding Area (044549)	Text	TX0007678022	2/22/2013	Dex Media, Inc. dba Dex
Aspen Glenwood Springs and Surrounding Area (008045)	Text	TX0007807225	11/4/2013	Dex Media, Inc. dba Dex
Baker City La Grande Areas (061055)	Text	TX0007750976	7/17/2013	Dex Media, Inc. dba Dex
Bellingham Whatcom County, Acme, Birch Bay, Blaine, Custer, Deming, Everson, Ferndale, Glacier, Laurel, Lummi Island, Lynden, Maple Falls, Nooksack, Point Roberts, Sumas (077062)	Text	TX0007672604	3/12/2013	Dex Media, Inc. dba Dex
Bemidji Walker, Cass Lake and Surrounding Area (038084)	Text	TX0007761309	12/2/2013	Dex Media, Inc. dba Dex
Big Horn Basin (083036)	Text	TX0007755355	7/25/2013	Dex Media, Inc. dba Dex
Blackfoot Shelley (017094)	Text	TX0007762363	8/19/2013	Dex Media, Inc. dba Dex
Bozeman and Surrounding Area 2013 (042163)	Text	TX0007735937	6/24/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Brainerd Lakes and Surronding Area 2013 (038120)	Text	TX0007735931	6/24/2013	Dex Media, Inc. dba Dex
Burlington Mt. Pleasant Danville, Dodgeville, Kingston, Mediapolis, Morning Sun, Sperry and Surrounding Area (025215)	Text	TX0007666633	1/23/2013	Dex Media, Inc. dba Dex
Butte and Surrounding Area (042248)	Text	TX0007725476	5/13/2013	Dex Media, Inc. dba Dex
Cache Valley, ID, Including Franklin County, Telephone Directory, Issued August 2013 (074063)	Text	TX0007762389	8/26/2013	Dex Media, Inc. dba Dex
Carroll, IA, Glidden Halbur, Ralston, Telephone Directory, Issued January 2013 (025235)	Text	TX0007660184	1/17/2013	Dex Media, Inc.
Cedar Rapids Iowa City Plus and Surrounding Areas (105483)	Text	TX0007717219	4/29/2013	Dex Media, Inc. dba Dex
Cedar Rapids, Marion, Vinton, Hiawatha, Anamosa, Monticello and Surrounding Area (025256)	Text	TX0007717217	4/29/2013	Dex Media, Inc. dba Dex
Central Oregon, Bend, Black Butte, Camp Sherman, La Pine, Madras, Prineville, Redmond, Sisters, Sunriver (061072)	Text	TX0007693604	4/1/2013	Dex Media, Inc. dba Dex
Central Oregon Coast Including Depoe Bay, Lincoln City, Newport, Pacific City, Waldport (061580)	Text	TX0007672588	3/12/2013	Dex Media, Inc. dba Dex
Central Oregon Plus, Bend, Black Butte, Camp Sherman, La Pine, Madras, Prineville, Redmond, Sisters, Sunriver (104383)	Text	TX0007693598	4/1/2013	Dex Media, Inc. dba Dex
Central/Southwest Tucson Area City of South Tucson, Sells, Southwest, Three Points (003776)	Text	TX0007647477	1/24/2013	Dex Media, Inc. dba Dex
Cheyenne and Surrounding Area (083125)	Text	TX0007714581	4/18/2013	Dex Media, Inc. dba Dex
Clifton/Safford Duncan; Morenci; Pima Thatcher; Virden, NM; York (003670)	Text	TX0007820823	1/8/2014	Dex Media, Inc. dba Dex
Clinton Camanche Maquoketa and Surrounding Area (025338)	Text	TX0007717354	4/29/2013	Dex Media, Inc. dba Dex
Cloquet, Barnum, Carlton, Moose Lake including Brimson, Brookston, Cotton (038076)	Text	TX0007723590	6/6/2013	Dex Media, Inc. dba Dex
Colorado Springs and the Pikes Peak Region (008208)	Text	TX0007674476	1/31/2013	Dex Media, Inc. dba Dex
Colorado Springs Plus and the Pikes Peak Region (104579)	Text	TX0007674424	1/31/2013	Dex Media, Inc. dba Dex
Corvallis Albany, OR, and Surrounding Areas, telephone directory, 2013 (109306)	Text	TX0007791998	10/21/2013	Dex Media, Inc. dba Dex
Craig/Meeker Steamboat Springs and Surrounding Area (008221)	Text	TX0007766504	8/16/2013	Dex Media, Inc. dba Dex
Decorah/Elkader West Union and Surrounding Area including Lansing, Waukon (025441)	Text	TX0007666626	1/23/2013	Dex Media, Inc. dba Dex
Dubuque IOWA: Bellevue, Cascade, Dyersville, Epworth, Holy Cross, La Motte, Manchester ILLINOIS: East Dubuque, Galena WISCONSIN: Dickeyville, Fairplay, Platteville (025543)	Text	TX0007777582	9/3/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Eugene/Springfield Lane County (061265)	Text	TX0007762225	8/26/2013	Dex Media, Inc. dba Dex
Eugene Springfield Plus and Surrounding Area (104390)	Text	TX0007762231	8/26/2013	Dex Media, Inc. dba Dex
Evanston Kemmerer and Surrounding Area Telephone Directory 2013 (083210	Text	TX0007795370	10/28/2013	Dex Media, Inc. dba Dex
Fairbault/Northfield Owatonna/Waseca, MN and Surrounding Area Telephone Directory 2013 (038557)	Text	TX0007789950	10/25/2013	Dex Media, Inc. dba Dex
Farmington Aztec/Bloomfield Blanco, Flora Vista, Shiprock and Surrounding Area (048283)	Text	TX0007673620	2/15/2013	Dex Media, Inc. dba Dex
Florence Mapleton, Reedsport, Yachats and Surrounding Area (061267)	Text	TX0007670965	2/15/2013	Dex Media, Inc. dba Dex
Fort Collins and Surrounding Area Including Business Listings for Greeley, Windsor, Loveland and Surrounding Areas (008364)	Text	TX0007676220	4/12/2013	Dex Media, Inc. dba Dex
Fort Madison Keokuk, Denmark, Montrose, West Point, Wever (025707)	Text	TX0007673218	2/11/2013	Dex Media, Inc. dba Dex
Gallup/Grants, Laguna Acoma, NM, Sanders, AZ and Surrounding Area (048302)	Text	TX0007672628	3/15/2013	Dex Media, Inc. dba Dex
Globe, AZ, Miami, Superior and Surrounding Area, Telephone Directory, Issued March 2013 (003320)	Text	TX0007702371	3/29/2013	Dex Media, Inc. dba Dex
Grand County Winter Park, CO Telephone Directory 2013 (008442)	Text	TX0007789711	10/25/2013	Dex Media, Inc. dba Dex
Grand Junction, Clifton, Collbran, Debeque, Delta, Fruita, Palisade, Moab, UT and Surrounding Area (008468)	Text	TX0007700023	4/3/2013	Dex Media, Inc. dba Dex
Great Falls, MT, and Surrounding Area, Telephone Directory, issued September 2013 (042802/042803)	Text	TX0007777043	9/10/2013	Dex Media, Inc. dba Dex
Greater Eastside Including Bellevue, Bothell, Duvall, Issaquah, Juanita, Kenmore, Kirkland, Mercer Island, Redmond, Sammamish, Snoqualmie Valley, Woodinville (077049)	Text	TX0007794193	10/28/2013	Dex Media, Inc. dba Dex
Greater Eastside Mini Including Bellevue, Bothell, Duvall, Issaquah, Juanita, Kenmore, Kirkland, Mercer Island, Redmond, Sammamish, Snoqualmie Valley, Woodinville (110077)	Text	TX0007795416	10/28/2013	Dex Media, Inc. dba Dex
Helena and Surrounding Area (042904)	Text	TX0007666952	4/8/2013	Dex Media, Inc. dba Dex
Idaho Springs, Black Hawk, Central City, Empire, Georgetown, Silver Plume (008572)	Text	TX0007672608	3/15/2013	Dex Media, Inc. dba Dex
Jackson Hole, Grand Teton and Yellowstone National Parks; Star Valley, WY, Teton Valley, ID; West Yellowstone and Surrounding Areas 2013 (083950)	Text	TX0007735932	6/24/2013	Dex Media, Inc. dba Dex
Kitsap Peninsula Allyn, Anderson Island, Bangor, Belfair, Bremerton, Dewatto, Gig Harbor, Hansville, Indianola, Keyport, Kingston, Lake Bay, Port Gamble, Port Orchard, Poulsbo, Seabeck, Silverdale, Suquamish, Tahuya (077075)	Text	TX0007755798	7/25/2013	Dex Media, Inc. dba Dex
Klamath Falls, OR, Including Lake County and Surrounding Area, Telephone Directory, Issued August 2013 (061352)	Text	TX0007762371	8/19/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
La Junta and Surrounding Area 2013 (008624)	Text	TX0007735921	6/24/2013	Dex Media, Inc. dba Dex
Lakewood Golden Wheat Ridge Including Applewood, Bear Valley, Coal Creek Canyon, Edgewater, Green Mountain, portions of SW Denver (008949)	Text	TX0007751002	7/17/2013	Dex Media, Inc. dba Dex
Lander/Riverton, Crowheart, Dubois, Gas Hills, Jeffrey City, Shoshoni (083410)	Text	TX0007673210	2/11/2013	Dex Media, Inc. dba Dex
Las Cruces, Anapra, Anthony, Berino, Canutillo, Chamberino, Chaparral, Hatch, La Mesa, La Union, Mesilla, Mesquite, Organ, San Miguel, Santa Teresa, Sunland Park, Truth or Consequences, Vado (048419)	Text	TX0007672599	3/8/2013	Dex Media, Inc. dba Dex
Las Cruces Mini and Surrounding Area (107992)	Text	TX0007672614	3/8/2013	Dex Media, Inc. dba Dex
Las Vegas/Raton and Surrounding Area (048458)	Text	TX0007777579	9/3/2013	Dex Media, Inc. dba Dex
Le Sueur St. Peter and Surrounding Area 2013 (038665)	Text	TX0007735922	6/24/2013	Dex Media, Inc. dba Dex
Limon Burlington (008130)	Text	TX0007673215	2/11/2013	Dex Media, Inc. dba Dex
Little Falls and Surrounding Area (038424)	Text	TX0007673216	2/11/2013	Dex Media, Inc. dba Dex
Los Lunas Belen Bosque Farms, Isleta (048166)	Text	TX0007754938	7/12/2013	Dex Media, Inc. dba Dex
Loveland Berthoud Includes Business Listings for Fort Collins, Greeley and Surrounding Areas (008728)	Text	TX0007717189	4/17/2013	Dex Media, Inc. dba Dex
Malad City/Holbrook, ID, Telephone Directory, 2012, (017500)	Text	TX0007635347	1/10/2013	Dex Media, Inc. dba Dex
Medford Ashland and Surrounding Area (061440)	Text	TX0007757979	8/9/2013	Dex Media, Inc. dba Dex
Missoula and Surrounding Area (043197)	Text	TX0007670991	2/15/2013	Dex Media, Inc. dba Dex
Mountain Home Atlanta, Bruneau, Glenns Ferry, Grand View, Pine-Featherville, Prairie, Tipanuk (017598)	Text	TX0007671058	2/15/2013	Dex Media, Inc. dba Dex
Muscatine and Surrounding Area (026241)	Text	TX0007717349	4/29/2013	Dex Media, Inc. dba Dex
Norfolk Albion, Bancroft, Boone, Clearwater, Crofton, Monroe, Neligh, Niobrara, Pender, Petersburg, Platte Center, Verdigre, Waterbury, Wayne, West Point, Wisner and Surrounding Area (044605)	Text	TX0007766500	8/16/2013	Dex Media, Inc. dba Dex
North Dakota South Central, Jamestown, Valley City and Surrounding Area 2013 (055829)	Text	TX0007735927	6/24/2013	Dex Media, Inc. dba Dex
Northeast Colorado Akron, Brush, Fleming, Fort Morgan, Haxtun, Holyoke, Julesburg, Log Lane Village, Otis, Sterling, Wiggins, Wray, Yuma 2013 (008858)	Text	TX0007735925	6/24/2013	Dex Media, Inc. dba Dex
Northeastern Wyoming and Surrounding Area Telephone Directory 2013 (083533)	Text	TX0007805638	11/12/2013	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
dba Dex
Northern Colorado Plus, Fort Collins, Loveland, Berthoud, Estes Park, Greeley, Windsor (104615)	Text	TX0007717186	4/17/2013	Dex Media, Inc. dba Dex
Northern Colorado Plus, Loveland, Berthoud, Estes Park, Greeley, Windsor, Fort Collins (104616)	Text	TX0007713792	4/15/2013	Dex Media, Inc. dba Dex
Northern Oregon Coast, Astoria, Seaside, Cannon Beach, Tillamook, Long Beach Peninsula and Surrounding Areas (061037)	Text	TX0007666941	4/8/2013	Dex Media, Inc. dba Dex
Okanogan Valley Grand Coulee Dam Methow Valley and Surrounding Area (077514)	Text	TX0007635540	1/10/2013	Dex Media, Inc. dba Dex
Olympia/Lacey Tumwater and Surrounding Area Includes Shelton Telephone Directory 2013 White Pages (077526)	Text	TX0007794185	10/28/2013	Dex Media, Inc. dba Dex
Olympia Shelton, WA, Plus and Surrounding Area, telephone directory, 2013 (104723)	Text	TX0007791990	10/21/2013	Dex Media, Inc. dba Dex
ONeill Valentine Ainsworth, Atkinson, Bartlett, Bassett, Butte, Crookston, Emmet, Ewing, Halsey, Inman, Long Pine, Lynch, Orchard, Royal, Spencer, Springview, Stuart, Thedford, Verdel, Wood Lake (044622)	Text	TX0007791291	10/28/2013	Dex Media, Inc. dba Dex
Park Rapids, MN, Staples/Wadena and Surrounding Area (038761) telephone directory.	Text	TX0007791894	7/26/2013	Dex Media, Inc. dba Dex
Payson, AZ, Pine, Strawberry, Christopher Creek, Kohls Ranch, Star Valley, Young, Telephone Directory, Issued March 2013 (003545)	Text	TX0007702372	3/29/2013	Dex Media, Inc. dba Dex
Pocatello and Surrounding Area (017696)	Text	TX0007751015	7/17/2013	Dex Media, Inc. dba Dex
Prescott, Bagdad, Chino Valley, Dewey, Humboldt, Mayer, Prescott Valley (003620)	Text	TX0007666971	4/8/2013	Dex Media, Inc. dba Dex
Prescott Plus and Surrounding Area (108094)	Text	TX0007666853	4/8/2013	Dex Media, Inc. dba Dex
Puyallup, WA Telephone Directory 2013 110121.	Text	TX0007671500	3/21/2013	Dex Media, Inc. dba Dex
Rochester and Surrounding Area (038617)	Text	TX0007672590	3/15/2013	Dex Media, Inc. dba Dex
Rochester Plus and Surrounding Area (109028)	Text	TX0007672624	3/15/2013	Dex Media, Inc. dba Dex
Rock Springs Green River Farson/Pinedale Telephone Directory 2013 (083655)	Text	TX0007794188	10/28/2013	Dex Media, Inc. dba Dex
Salem Dallas Woodburn Plus 2013 (104400)	Text	TX0007735935	6/24/2013	Dex Media, Inc. dba Dex
Salem/Keizer and Surrounding Area 2013 (061772)	Text	TX0007735941	6/24/2013	Dex Media, Inc. dba Dex
Salida Buena Vista Alma, Fairplay and Surrounding Area (008806)	Text	TX0007737171	5/28/2013	Dex Media, Inc. dba Dex
Salt Lake City, UT Salt Lake Valley and Southern Davis County Telephone Directory, 2013	Text	TX0007800571	11/4/2013	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
(074815)				dba Dex
Santa Fe, Los Alamos, White Rock, Espanola, Pecos (048692)	Text	TX0007723596	6/6/2013	Dex Media, Inc. dba Dex
Santa Fe Mini and Surrounding Area, Los Alamos, Espanola (104956)	Text	TX0007723595	6/6/2013	Dex Media, Inc. dba Dex
Sarpy County Bellevue, Cedar Creek, Gretna, La Platte, La Vista, Louisville, Manley, Millard, Murray, Mynard, Offutt AFB, Papillion, Plattsmouth, Ralston, Richfield, Springfield (044720)	Text	TX0007751000	7/17/2013	Dex Media, Inc. dba Dex
Sauk Centre and Surrounding Area (038677)	Text	TX0007742533	6/10/2013	Dex Media, Inc. dba Dex
Scott County Including Bettendorf, Davenport and these Surrounding Communities Big Rock, Blue Grass, Buffalo, Calamus, Dixon, Donahue, Durant, Eldridge, Gambrill, Le Claire, Long Grove, Maysville, McCausland, Montpelier, New Liberty, Panorama Park, Park View, Plainview, Pleasant Valley, Princeton, Riverdale, Stockton, Sunbury, Walcott (026530)	Text	TX0007807224	11/4/2013	Dex Media, Inc. dba Dex
Shelton and Surrounding Area (077702)	Text	TX0007789251	10/31/2013	Dex Media, Inc. dba Dex
Shenandoah Red Oak Bedford, Clarinda, College Springs, Corning, Creston, Essex, Farragut, Griswold, Hamburg, New Market, Nodaway, Northboro, Percival, Riverton, Shambaugh, Sidney, Stanton, Tabor, Thurman, Villisca, Yorktown (026671)	Text	TX0007825883	11/22/2013	Dex Media, Inc. dba Dex
Sioux City, North Sioux City, South Sioux City, Dakota Dunes, Akron, Correctionville, Dakota City, Denison, Dow City, Dunlap, Elk Point, Hawarden, Hospers, Ida Grove, Jefferson, Kingsley, Le Mars, Manilla, Mapelton, Moville, Onawa, Ponca, Remsen, Salix, Sergeant Bluff, Sloan, Whiting, Winnebago (026712)	Text	TX0007791289	10/28/2013	Dex Media, Inc. dba Dex
Siouxland North, Alcester, Alvord, Ashton, Beresford, Boyden, Canton, Doon, Fairview, George, Hudson, Hull, Inwood, Larchwood, Lester, Little Rock, Orange City, Rock Rapids, Rock Valley, Sanborn, Sheldon, Sibley, Sioux Center, Worthing (026715)	Text	TX0007790304	10/28/2013	Dex Media, Inc. dba Dex
Socorro, Bingham, Datil, Magdalena, Quemado (048809)	Text	TX0007676217	4/12/2013	Dex Media, Inc. dba Dex
Soda Springs, ID and Surrounding Area, Telephone Directory, 2013, (017878)	Text	TX0007635529	1/10/2013	Dex Media, Inc. dba Dex
South Central Utah (074864)	Text	TX0007725479	5/13/2013	Dex Media, Inc. dba Dex
South King County, WA, and Surrounding Area, Telephone Directory, issued August 2013 (077730)	Text	TX0007777050	9/10/2013	Dex Media, Inc. dba Dex
South King County, WA, Mini and Surrounding Area, Telephone Directory, issued August 2013 (110076)	Text	TX0007777038	9/10/2013	Dex Media, Inc. dba Dex
South Metro, Including Apple Valley, Belle Plaine, Burnsville, Eagan, Elko, Farmington, Jordan, Lakeville, Mendota, Mendota Heights, New Market, Prior Lake, Rosemount, Savage and Shakopee (038149)	Text	TX0007790345	10/28/2013	Dex Media, Inc. dba Dex
Southeast St. Paul Suburbs Including Afton, Cottage Grove, Lakeland, Lakeland Shores, Maplewood, Newport, Oakdale, St Croix Beach, St Marys Point, St Paul Park and Woodbury (038648)	Text	TX0007789888	10/25/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Southeastern Idaho Plus Idaho Falls (104791)	Text	TX0007685581	2/19/2013	Dex Media, Inc. dba Dex
Southeastern Idaho Plus Pocatello-Blackfoot (104792)	Text	TX0007685580	2/19/2013	Dex Media, Inc. dba Dex
Spencer and Iowa Great Lakes and Surrounding Area (025955)	Text	TX0007721593	5/16/2013	Dex Media, Inc. dba Dex
St. Cloud and Surrounding Area (038629)	Text	TX0007672601	3/12/2013	Dex Media, Inc. dba Dex
St. Cloud Regional Plus, St. Cloud, Little Falls, Sauk Centre, Monticello/Big Lake and Surrounding Areas (109317)	Text	TX0007672625	3/12/2013	Dex Media, Inc. dba Dex
St. Croix Valley, MN Including Bayport, Houlton, WI; Hudson, WI; Lake Elmo, Marine On St. Croix, Oak Park Heights, Stillwater and Withrow Telephone Directory 2013 (038633)	Text	TX0007789958	10/25/2013	Dex Media, Inc. dba Dex
St. Paul and Surrounding Area (038653)	Text	TX0007820829	1/8/2014	Dex Media, Inc. dba Dex
St. Paul, MN Plus and surrounding Twin Cities area Telephone Directory 2013 (104384)	Text	TX0007789708	10/25/2013	Dex Media, Inc. dba Dex
Tacoma and Surrounding Area DuPont, Fife, Fircrest, Fort Lewis, Fort Steilacoom, Lakewood, McChord AFB, Parkland, Spanaway, Steilacoom, Tillicum, University Place (077774)	Text	TX0007671516	3/21/2013	Dex Media, Inc. dba Dex
Tacoma, WA Telephone Directory 2013 110120.	Text	TX0007671506	3/21/2013	Dex Media, Inc. dba Dex
Taos and Surrounding Area (048838)	Text	TX0007754944	7/12/2013	Dex Media, Inc. dba Dex
Tooele Serving Tooele County UT, Wendover and Pilot Valley NV And surrounding areas (074918)	Text	TX0007821729	12/16/2013	Dex Media, Inc. dba Dex
Tucumcari Conchas Dam, Logan, Nara Visa, San Jon (048916)	Text	TX0007790266	10/28/2013	Dex Media, Inc. dba Dex
Twin Ports, Duluth, Superior, North Shore (038727)	Text	TX0007723587	6/6/2013	Dex Media, Inc. dba Dex
Twin Ports Regional Plus including Duluth, Superior, North Shore, Barnum, Cloquet, Carlton, Moose Lake (109351)	Text	TX0007723593	6/6/2013	Dex Media, Inc. dba Dex
Uintah Basin UTAH: Roosevelt, Vernal, Duchesne, Altamont, Flattop, Lapoint, Randlett, Neola, Tabiona, Fruitland and Surrounding Areas COLORADO: Rangely, Dinosaur (074950)	Text	TX0007673213	2/11/2013	Dex Media, Inc. dba Dex
Virginia, Bear River, Biwabik, Cook, Crane Lake, Ely, Eveleth, Gilbert, Greaney, McKinley, Mountain Iron, Orr (038737)	Text	TX0007790313	10/28/2013	Dex Media, Inc. dba Dex
Walla Walla, Dayton, Milton-Freewater, OR and Surrounding Area (0077870)	Text	TX0007666965	4/8/2013	Dex Media, Inc. dba Dex
Waterloo Cedar Falls Oelwein, Independence, Waverly and Surrounding Area (026897)	Text	TX0007742529	6/10/2013	Dex Media, Inc. dba Dex
White Bear Lake Area Including Birchwood, Centerville, Dellwood, Gem Lake, Hugo, Lino Lakes, Mahtomedi, Maplewood, North Oaks, Vadnais Heights, White Bear Lake, White Bear	Text	TX0007789955	10/25/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Township and Willernie (038814)
Williston and Surrounding Area (055922)	Text	TX0007717192	4/17/2013	Dex Media, Inc. dba Dex
Winona and Surrounding Area (038851)	Text	TX0007790263	10/28/2013	Dex Media, Inc. dba Dex
Winslow, Holbrook, Joseph City and Surrounding Area (003870)	Text	TX0007716324	4/18/2013	Dex Media, Inc. dba Dex
Yuma, Hyder-Dateland, Somerton, Wellton, AZ, Felicity, Winterhaven, CA (003920)	Text	TX0007672594	3/5/2013	Dex Media, Inc. dba Dex
Yuma Plus, Hyder-Dateland, Somerton, Wellton, AZ, Felicity, Winterhaven, CA (108095)	Text	TX0007672619	3/5/2013	Dex Media, Inc. dba Dex

Aberdeen Bowdle, Britton, Dupree, Eagle Butte, Eureka, Gettysburg, Groton, Herreid, Ipswich, Lemmon, Leola, McLaughlin, Mobridge, Redfield, Roscoe, Selby, Timber Lake, Warner, Waubay, Webster and Surrounding Area (067010)

	Text	TX0007786205	9/10/2013	Dex Media, Inc. dba Dex
Alamogordo Alto, Capitan, Carrizozo, Cloudcroft, Mayhill, Mescalero, Ruidoso, Ruidoso Downs, Tularosa, White Mountain (048010)	Text	TX0007712209	5/8/2013	Dex Media, Inc. dba Dex
Albany Corvallis Plus and Surrounding Areas (109305)	Text	TX0007788667	10/21/2013	Dex Media, Inc. dba Dex
Algona Humboldt and Surrounding Area (025030)	Text	TX0007675218	4/16/2013	Dex Media, Inc. dba Dex
Ames-Boone Plus and Surrounding Area (104642)	Text	TX0007804676	11/18/2013	Dex Media, Inc. dba Dex
Ames Story County Area Alleman, Clemens, Colo, Gilbert,Huxley, Kelley, Napier, Nevada, Sheldahl, Slater, Zearing (025051)	Text	TX0007804675	11/18/2013	Dex Media, Inc. dba Dex
Artesia and Surrounding Area (048127)	Text	TX0007732069	6/26/2013	Dex Media, Inc. dba Dex
Arvada Broomfield Westminster (008036)	Text	TX0007742214	7/1/2013	Dex Media, Inc. dba Dex
Atlantic and Surrounding Area (025092)	Text	TX0007716553	2/13/2013	Dex Media, Inc. dba Dex
Aurora Montbello/DIA Including Bennett, Byers, Eastern Centennial, Green Valley Ranch, Strasburg, Watkins portions of East Denver (008299)	Text	TX0007742208	7/1/2013	Dex Media, Inc. dba Dex
Bainbridge Island Poulsbo and Suquamish Included in the Yellow Pages (077036)	Text	TX0007751006	7/17/2013	Dex Media, Inc. dba Dex
Billings and Surrounding Area (042129)	Text	TX0007670446	2/1/2013	Dex Media, Inc. dba Dex
Billings Plus and Surrounding Area (105406)	Text	TX0007670443	2/1/2013	Dex Media, Inc. dba Dex
Boone Dana, Grand Junction and Surrounding Area (025194), Issued November 2013.	Text	TX0007805771	11/22/2013	Dex Media, Inc. dba Dex
Boulder, Lafayette, Louisville, Nederland, Superior, Ward Including Longmont and	Text	TX0007680491	3/28/2013	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Surrounding Area Business White Pages Listings (008052)				dba Dex
Boulder Longmont Plus and separate sections (104488)	Text	TX0007680489	3/28/2013	Dex Media, Inc. dba Dex
Brigham City and Surrounding Area (074058)	Text	TX0007776799	8/19/2013	Dex Media, Inc. dba Dex
Brighton, Fort Lupton, Hudson, Keenesburg, Roggen (008078)	Text	TX0007697166	4/1/2013	Dex Media, Inc. dba Dex
Buffalo/Big Lake Monticello and Surrounding Area (038144)	Text	TX0007804670	11/18/2013	Dex Media, Inc. dba Dex
Canon City, Florence/Hillside, Penrose/Westcliffe and Surrounding Area (008156)	Text	TX0007713116	5/10/2013	Dex Media, Inc. dba Dex
Casa Grande Ajo, Arizona City, Coolidge, Eloy, Florence, Gila Bend, Maricopa, Picacho, Sacaton, Stanfield (003120)	Text	TX0007660699	1/18/2013	Dex Media, Inc. dba Dex
Casper and Surrounding Area (083040)	Text	TX0007732079	6/26/2013	Dex Media, Inc. dba Dex
Castle Rock Parker, Deckers, Elbert County, Elizabeth, Franktown, Kiowa, Larkspur, Lone Tree, Sedalia (008182)	Text	TX0007697151	4/1/2013	Dex Media, Inc. dba Dex
Central and Downtown Denver Including Capitol Hill, Cherry Creek, Highlands, Park Hill, Washington Park, & other Denver County neighborhoods (008188)	Text	TX0007750635	7/17/2013	Dex Media, Inc. dba Dex

Central Nebraska Regional Grand Island, Hastings, Kearney, Alma, Ansley, Aurora, Ayr, Broken Bow, Cairo, Cedar Rapids, Dunning, Fullerton, Genoa, Gibbon, Grafton, Hazard, Heartwell, Holdrege, Loup City, Minden, Ord, Osceola, Polk, Ravenna, Red Cloud, Republican City, Rosemont, Saint Paul, Shelton Silver Creek, Spalding, Taylor, Wood River and Surrounding Communities (044512/044513)

	Text	TX0007744504	2013-07-22	Dex Media, Inc. dba Dex
Chisholm Hibbing and Surrounding Area (038180)	Text	TX0007779829	9/27/2013	Dex Media, Inc. dba Dex
Clackamas County and Surrounding Area (061649)	Text	TX0007678011	2/22/2013	Dex Media, Inc. dba Dex
Cle Elum Easton/Roslyn (077166)	Text	TX0007776800	8/19/2013	Dex Media, Inc. dba Dex
Clovis/Portales and Surrounding Area (048244)	Text	TX0007700025	4/3/2013	Dex Media, Inc. dba Dex

Cochise County Benson, Bisbee, Bonita, Bowie, Cascabel, Cochise, Double Adobe, Douglas, Dragoon, Elfrida, Fort Grant, Hereford, Huachuca City, Klondyke, McNeal, Naco, Palominas, Paradise, Pearce, Pirtleville, Pomerene, Portal, Rodeo, San Simon, Sierra Vista, St. David, Sunizona, Sunsites, Tombstone, Whetstone, Wilcox (003145)

	Text	TX0007661422	1/10/2013	Dex Media, Inc. dba Dex
Colville and Surrounding Area (077190)	Text	TX0007788662	10/21/2013	Dex Media, Inc. dba Dex
Corvallis and Surrounding Area Alphabetical listings for Albany and Surrounding Area follow Corvallis White Pages (061195)	Text	TX0007788687	10/21/2013	Dex Media, Inc. dba Dex
Council Bluffs Avoca, Carson, Carter Lake, Crescent, Glenwood, Hancock, Harlan, Hastings, Henderson, Honey Creek, La Grange Township, Logan, Macedonia, Magnolia, Malvern,	Text	TX0007744509	7/22/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant

Manawa, McClelland, Minden, Mineola, Missouri Valley, Modale, Mondamin, Neola, Oakland, Pacific Junction, Panama, Persia, Pisgah, Portsmouth,Shelby, Silver City, Tennant, Treynor, Underwood, Walnut, Woodbine (025399)

Council Bluffs Plus, Avoca, Carson, Carter Lake, Crescent, Glenwood, Hancock, Harlan, Hastings, Henderson, Honey Creek, Logan, Macedonia, Magnolia, Malvern, McClelland, Minden, Mineola, Missouri Valley, Modale, Mondamin, Neola, Oakland, Pacific Junction, Persia, Pisgah, Portsmouth, Shelby, Silver City, Treynor, Underwood, Walnut, Woodbine (104386)

	Text	TX0007748939	7/22/2013	Dex Media, Inc. dba Dex
Detroit Lakes and Surrounding Area (038212)	Text	TX0007712923	5/13/2013	Dex Media, Inc. dba Dex
Dickinson and Surrounding Area (055572)	Text	TX0007716555	2/13/2013	Dex Media, Inc. dba Dex
Durango/Cortez Pagosa Springs and Southwestern Colorado (008286)	Text	TX0007743033	6/17/2013	Dex Media, Inc. dba Dex
East Central Minnesota Braham, Cambridge, Harris, Hinckley, Isanti, Mora, North Branch, Pine City, Rock Creek, Rush City, Sandstone (038156)	Text	TX0007721602	5/16/2013	Dex Media, Inc. dba Dex
East Tucson Area Davis Monthan Air Force Base, Corona de Tucson, Mt. Lemmon, Vail (003777)	Text	TX0007662221	1/24/2013	Dex Media, Inc. dba Dex
Englewood/Littleton Centennial/Lone Tree Highlands Ranch South Metro Denver (008819)	Text	TX0007750637	7/17/2013	Dex Media, Inc. dba Dex
Estes Park, Allenspark, Glen Haven and Surrounding Area (008312)	Text	TX0007743034	6/17/2013	Dex Media, Inc. dba Dex
Evergreen, Aspen Park, Bailey, Bergen Park, Conifer, Genesee, Golden, Idledale, Indian Hills, Kittredge, Morrison, Phillipsburg, Pine, Shaffers Crossing (008338)	Text	TX0007697162	4/1/2013	Dex Media, Inc. dba Dex
Fargo/Moorhead and Surrounding Area (055272)	Text	TX0008157608	3/21/2013	Dex Media, Inc. dba Dex
Fargo/Moorhead Regional Plus, Fargo, ND/Moorhead, MN,Detroit Lakes, MN, Fergus Falls, MN, Wahpeton, ND/Breckenridge, MN, Jamestown/Valley City, ND (106374)	Text	TX0007689505	3/21/2013	Dex Media, Inc. dba Dex
Fergus Falls and Surrounding Area (038280)	Text	TX0008056633	9/27/2013	Dex Media, Inc. dba Dex
Flagstaff and Surrounding Area (003270)	Text	TX0007740951	6/6/2013	Dex Media, Inc. dba Dex
Flagstaff Plus and Surrounding Area (104857)	Text	TX0007740954	6/6/2013	Dex Media, Inc. dba Dex

Forest Lake Area Including Almelund, Center City, Chisago City, Columbus Township, East Bethel, Hugo, Lindstrom, Linwood Township, Marine On St. Croix, Martin Lake, Palmdale, Scandia, Shafer, Stacy, Taylors Falls and Wyoming (038292)

	Text	TX0007789895	10/25/2013	Dex Media, Inc. dba Dex

Fremont Ames, Arlington, Blair, Cedar Bluffs, Clarkson, Colon, Columbus, Craig, Decatur, Dodge, Fontanelle, Herman, Hooper, Howells, Kennard, Leigh, Leshara, Linwood, Lyons, Malmo, Mead, Morse Bluff, Nickerson, North Bend, Oakland, Prague, Richland, Rogers, Rosalie, Schuyler, Scribner, Snyder, Swedeburg, Tekamah, Uehling, Valley, Wahoo, West Point, Weston, Winslow, Yutan (044276)

	Text	TX0007750632	7/17/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Glasgow and Northeastern Montana (042768)	Text	TX0007785111	9/19/2013	Dex Media, Inc. dba Dex
Glenwood Starbuck and Surrounding Area (038316)	Text	TX0007743121	6/10/2013	Dex Media, Inc. dba Dex
Grafton and Surrounding Area (055315)	Text	TX0007675213	4/16/2013	Dex Media, Inc. dba Dex
Grand Forks East Grand Forks and Surrounding Area (055338)	Text	TX0007765615	8/22/2013	Dex Media, Inc. dba Dex
Grand Junction Plus, Clifton, Collbran, Debeque, Delta,Fruita, Palisade, Moab, UT and Surrounding Area (109127)	Text	TX0007700032	4/3/2013	Dex Media, Inc. dba Dex
Grand Rapids and Surrounding Area (038328)	Text	TX0007786200	9/10/2013	Dex Media, Inc. dba Dex
Grants Pass Medford Plus and Surrounding Area (104388)	Text	TX0007746866	7/1/2013	Dex Media, Inc. dba Dex
Grants Pass Rogue River and Surrounding Area Medford business listings follow Grants Pass White Pages (061282)	Text	TX0007746870	7/1/2013	Dex Media, Inc. dba Dex
Greater Albuquerque Mini (104580)	Text	TX0007639556	1/11/2013	Dex Media, Inc. dba Dex
Greater Snohomish County Alderwood, Arlington, Bothell, Camano Island, Edmonds, Everett, Lake Stevens, Lynnwood, Marysville, Mill Creek, Monroe, Mukilteo, Snohomish and Surrounding Area (077726)	Text	TX0007788678	10/21/2013	Dex Media, Inc. dba Dex
Greeley/Windsor Includes Business Listings for Fort Collins, Loveland, and Surrounding Area (008494)	Text	TX0007876956	6/13/2014	Dex Media, Inc. dba Dex
Gunnison Crested Butte, Lake City, Mt. Crested Butte (008520), Issued November 2013.	Text	TX0007805768	11/22/2013	Dex Media, Inc. dba Dex
Hermiston/Echo Irrigon/Stanfield Umatilla (061338)	Text	TX0007716578	2/13/2013	Dex Media, Inc. dba Dex
Idaho Falls and Surrounding Area (017402)	Text	TX0007716580	2/13/2013	Dex Media, Inc. dba Dex
Iowa Falls Hampton and Surrounding Area (025953)	Text	TX0007675215	4/16/2013	Dex Media, Inc. dba Dex
Lamar and Surrounding Area (008650)	Text	TX0007741206	6/17/2013	Dex Media, Inc. dba Dex
Lewiston/Clarkston Moscow/Pullman/Colfax and Surrounding Area (017486)	Text	TX0007660713	1/18/2013	Dex Media, Inc. dba Dex
Lewistown and Surrounding Area (043010)	Text	TX0007776803	8/19/2013	Dex Media, Inc. dba Dex
Litchfield Montevideo Willmar and Surrounding Area (038420)	Text	TX0007750629	7/17/2013	Dex Media, Inc. dba Dex
Longmont Boulder Plus and separate sections (104487)	Text	TX0007680490	3/28/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Longmont Including Boulder and Surrounding Area Business White Pages Listings (008702)	Text	TX0007680493	3/28/2013	Dex Media, Inc. dba Dex
Longview and Surrounding Area including Castle Rock, Cathlamet, Kalama, Kelso, Puget Island, Ryderwood, Skamokawa, Toutle, Vader. Followed by separate section for Rainier, OR (077410)	Text	TX0007737130	6/11/2013	Dex Media, Inc. dba Dex
Marshalltown and Surrounding Area (026158)	Text	TX0007716541	3/22/2013	Dex Media, Inc. dba Dex
Mason City Charles City Clear Lake Including Forest City, Garner, Northwood, Osage and Surrounding Area (026179)	Text	TX0007743067	6/17/2013	Dex Media, Inc. dba Dex
Medford Ashland Plus and Surrounding Area (104387)	Text	TX0007739668	4/29/2013	Dex Media, Inc. dba Dex
Minneapolis A-Z and Surrounding Area (038473)	Text	TX0007712481	5/10/2013	Dex Media, Inc. dba Dex
Minneapolis and Surrounding Area (038472)	Text	TX0007713076	5/10/2013	Dex Media, Inc. dba Dex
Minneapolis Plus and surrounding Twin Cities area (104365)	Text	TX0007712484	5/10/2013	Dex Media, Inc. dba Dex
Minnesota Northwest, Crookston, Thief River Falls, Warroad, Baudette (038474)	Text	TX0007714901	4/22/2013	Dex Media, Inc. dba Dex
Montrose Delta Telluride and Surrounding Area (008750)	Text	TX0007713113	5/10/2013	Dex Media, Inc. dba Dex
Morris and Surrounding Area (038497)	Text	TX0007732072	6/26/2013	Dex Media, Inc. dba Dex
Moses Lake Ephrata, Othello (including Royal City), Ritzville and Surrounding Area (077470)	Text	TX0007805645	11/8/2013	Dex Media, Inc. dba Dex
Nampa/Caldwell and Surrounding Area (017622)	Text	TX0007750625	7/17/2013	Dex Media, Inc. dba Dex
Nogales/Rio Rico Amado, Arivaca, Canelo, Carmen, Elgin, Green Valley, Patagonia, Sahuarita, Sonoita, Tubac, Tumacacori (003470)	Text	TX0007804673	11/18/2013	Dex Media, Inc. dba Dex
North/Northwest Tucson Area (003778)	Text	TX0007662214	1/24/2013	Dex Media, Inc. dba Dex
Northern Colorado Plus Greeley, Windsor, Fort Collins, Loveland, Berthoud, Estes Park (104614)	Text	TX0007876994	6/13/2014	Dex Media, Inc. dba Dex
Northern Hills, Belle Fourche, Buffalo, Camp Crook, Deadwood, Lead, Newell, Nisland, Spearfish, Sturgis, Vale, Whitewood (067023)	Text	TX0007713108	5/10/2013	Dex Media, Inc. dba Dex
Northglenn/Thornton Commerce City Including Eastlake, Federal Heights, Henderson, portions of North Denver (008767)	Text	TX0007742216	7/1/2013	Dex Media, Inc. dba Dex
Northwest Suburban Area (038048)	Text	TX0007712215	5/8/2013	Dex Media, Inc. dba Dex
Ogden/North Davis Plus Serving Weber, Morgan and North Davis Counties.	Text	TX0007732083	6/26/2013	Dex Media, Inc.
Ogden/North Davis Serving Weber, Morgan and North Davis Counties (074614)	Text	TX0007732081	6/26/2013	Dex Media, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
dba Dex

Omaha Bellevue, Bennington, Boys Town, Carter Lake, Cedar Creek, Elkhorn, Florence, Gretna, La Platte, La Vista, Louisville, Manley, Millard, Murray, Mynard, Offutt AFB, Papillion, Plattsmouth, Ralston, Richfield, Springfield, Valley, Washington, Waterloo (044715)

	Text	TX0007748924	7/22/2013	Dex Media, Inc. dba Dex

Omaha Plus, Bellevue, Bennington, Boys Town, Carter Lake, Cedar Creek, Elkhorn, Florence, Gretna, La Platte, La Vista, Louisville, Manley, Millard, Murray, Mynard, Offutt AFB, Papillion, Plattsmouth, Ralston, Richfield, Springfield, Valley, Washington, Waterloo (104385)

	Text	TX0007748930	7/22/2013	Dex Media, Inc. dba Dex

Ottumwa, Oskaloosa/Pella Including Agency, Albia, Batavia, Beacon, Bladensburg, Blakesburg, Bloomfield, Cedar, Chillicothe, Eddyville, Eldon, Fairfield, Fremont, Hedrick, Kirkville, University Park, Wright (026436)

	Text	TX0007716539	3/22/2013	Dex Media, Inc. dba Dex
Park City Heber City Coalville, Kamas, Oakley (074266)	Text	TX0007804667	11/18/2013	Dex Media, Inc. dba Dex
Payette Ontario and Surrounding Area (017682)	Text	TX0007712916	5/13/2013	Dex Media, Inc. dba Dex
Pendleton Athena/Weston and Surrounding Area (061667)	Text	TX0007716574	2/13/2013	Dex Media, Inc. dba Dex

Phoenix Metro Covering the Entire Valley of the Sun Ahwatukee, Anthem, Arrowhead, Avondale, Deer Valley, Desert Hills, Fountain Hills, Glendale, Goodyear, Laveen, Litchfield Park, Mesa, Moon Valley, New River, Paradise Valley, Peoria, Rio Verde, Scottsdale, Sun City, Surprise, Tempe (003570)

	Text	TX0007710165	4/29/2013	Dex Media, Inc. dba Dex

Phoenix Metro Plus Covering the Entire Valley of the Sun, Ahwatukee, Anthem, Arrowhead, Avondale, Deer Valley, Desert Hills, Fountain Hills, Glendale, Goodyear, Laveen, Litchfield Park, Mesa, Moon Valley, New River, Paradise Valley, Peoria, Rio Verde, Scottsdale, Sun City, Surprise, Tempe (104364)

	Text	TX0007714916	4/22/2013	Dex Media, Inc. dba Dex
Price-Helper, East Carbon, Emery County Towns, Green River, Hanksville, Hiawatha, Scofield (074710)	Text	TX0007689700	3/22/2013	Dex Media, Inc. dba Dex
Pueblo and Surrounding Area (008780)	Text	TX0007732089	6/26/2013	Dex Media, Inc. dba Dex
Rapid City and Surrounding Area (067065)	Text	TX0007712223	5/8/2013	Dex Media, Inc. dba Dex
Rawlins Encampment Hanna/Saratoga (083600)	Text	TX0007712932	5/13/2013	Dex Media, Inc. dba Dex
Red Wing, Lake City, Wabasha and Surrounding Area (038605)	Text	TX0007714906	4/22/2013	Dex Media, Inc. dba Dex
Rio Rancho/Albuquerque West Area (048606)	Text	TX0007639564	1/11/2013	Dex Media, Inc. dba Dex
Roswell and Surrounding Area (048614)	Text	TX0007732085	6/26/2013	Dex Media, Inc. dba Dex
Salt Lake City Serving the Salt Lake Valley and Southern Davis County (074816)	Text	TX0007773594	9/13/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Seattle Serving King County and South Snohomish County (077678)	Text	TX0007776806	8/19/2013	Dex Media, Inc. dba Dex
Sidney/Kimball Broadwater, Brownson, Bushnell, Chappell, Colton, Dalton, Dix, Gurley, Harrisburg, Kimball City, Lodgepole, Lorenzo, Potter, Sunol (044824)	Text	TX0007723942	8/9/2013	Dex Media, Inc. dba Dex
Silver City/Deming Lordsburg Area (048770)	Text	TX0007804674	11/18/2013	Dex Media, Inc. dba Dex

Sioux Falls, Alcester, Baltic, Beresford, Brandon, Brookings, Canton, Crooks, Dell Rapids, Flandreau, Garretson, Harrisburg, Hartford, Inwood, Luverne, Madison, Parker, Salem, Tea, Worthing and Surrounding Area (067640)

	Text	TX0007723936	8/9/2013	Dex Media, Inc. dba Dex
Sioux Falls Regional Plus Beresford, Brandon, Brookings, Canton, Dell Rapids, Flandreau, Freeman, Hartford, Luverne, Madison, Salem, Tea, Vermillion, Yankton and Surrounding Area (105555)	Text	TX0007723943	8/9/2013	Dex Media, Inc.

South Dakota, South Central, Huron, Mitchell, Pierre, Alexandria, Armour, Burke, Chamberlain, Corsica, De Smet, Emery, Fort Pierre, Fort Thompson, Gregory, Highmore, Kennebec, Kimball, Lake Andes, Lower Brule, Miller, Mission, Murdo, Onida, Parkston, Plankinton, Platte, Presho, Saint Francis, Tripp, Wagner, Wessington Springs, White River, Winner, Woonsocket and Surrounding Area (067651)

	Text	TX0007680488	3/28/2013	Dex Media, Inc. dba Dex
South Jeffco Columbine Valley Including Governor’s Ranch, Ken Caryl Ranch, Roxborough Park, Southwest Denver, Southwest Littleton, Southwest Plaza, Bow Mar (008185)	Text	TX0007742202	7/1/2013	Dex Media, Inc. dba Dex
Southern Utah (074866)	Text	TX0007715075	5/8/2013	Dex Media, Inc. dba Dex
Spokane Coeur d’Alene Spokane Valley and Surrounding Area (077762)	Text	TX0007785116	9/19/2013	Dex Media, Inc. dba Dex
St. Helens and Surrounding Area Including Clatskanie, Columbia City, Deer Island, Rainier, Scappoose, Vernonia, Warren (061755)	Text	TX0007737123	6/11/2013	Dex Media, Inc. dba Dex
Storm Lake Cherokee and Surrounding Area (026774)	Text	TX0007680494	3/28/2013	Dex Media, Inc. dba Dex
Tri-Cities Plus and Surrounding Area (104608)	Text	TX0007776802	8/19/2013	Dex Media, Inc. dba Dex
Tri-Cities Regional Kennewick, Pasco, Richland (077538)	Text	TX0007776804	8/19/2013	Dex Media, Inc. dba Dex
Trinidad/Aguilar Branson/Weston (008884)	Text	TX0007712937	5/13/2013	Dex Media, Inc. dba Dex
Twin Falls Burley/Rupert, Wood River Valley and Surrounding Area (017906)	Text	TX0007714914	4/22/2013	Dex Media, Inc. dba Dex
Wahpeton Breckenridge and Surrounding Area (055879)	Text	TX0007965585	9/27/2013	Dex Media, Inc. dba Dex
Walsenburg Gardner/LaVeta Cuchara (008936)	Text	TX0007741204	6/17/2013	Dex Media, Inc. dba Dex

West Central Nebraska Arapahoe, Arnold, Arthur, Beaver City, Benkelman, Big Springs, Brule, Cambridge, Cozad, Curtis, Elwood, Eustis, Gothenburg, Grant, Hayes Center, Hershey, Imperial, Indianola, Lewellen, Lexington, McCook, North Platte, Ogallala, Oshkosh, Overton,

	Text	TX0007804671	11/18/2013	Dex Media, Inc. dba Dex

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Paxton, Stapleton, Sutherland, Trenton, Wauneta (044641, 044642))
Western Suburban Area (038388)	Text	TX0007712219	5/8/2013	Dex Media, Inc. dba Dex

Western Suburbs Including Clive, Grimes, Perry, Urbandale, Waukee, West Des Moines, Winterset and these Surrounding Communities: Adel, Booneville, Dallas Center, Dawson, De Soto, Dexter, Earlham, Granger, Linden, Lorimor, Macksburg, Murray, Panora, Patterson, Peru, Redfield, Stuart, Van Meter, Yale (025485)

	Text	TX0007712203	5/8/2013	Dex Media, Inc. dba Dex
Wickenburg and Surrounding Area (003820)	Text	TX0007706046	2/13/2013	Dex Media, Inc. dba Dex
Yankton Avon, Burbank, Fordyce, Gayville, Kaylor, Lesterville, Meckling, Mission Hill, Saint Helena, Scotland, Springfield, Tabor, Tyndall, Utica, Vermillion, Volin, Wakonda, Wynot (067780)	Text	TX0007804666	11/18/2013	Dex Media, Inc. dba Dex
Albany Corvallis Plus, OR Telephone Directory 109305 / R17151.	Text	TX0007973452	2/4/2015	Dex Media Holdings, Inc.
Albany, OR Telephone Directory 061010 / R5965.	Text	TX0007973248	2/2/2015	Dex Media Holdings, Inc.
Ames- Boone Plus, IA Telephone Directory 104642.	Text	TX0007968585	1/14/2015	Dex Media Holdings, Inc.
Ames Story Country Area, IA Telephone Directory 025051.	Text	TX0007968279	12/23/2014	Dex Media Holdings, Inc.
Big Horn Basin, WY Telephone Directory 083036.	Text	TX0007960527	10/1/2014	Dex Media Holdings, Inc.
Bismarck / Mandan , NDTelephone Directory 055010 / R3583.	Text	TX0007978192	2/2/2015	Dex Media Holdings, Inc.
Blackfoot Shelley, ID Telephone Directory 2014 017094.	Text	TX0007965801	10/8/2014	Dex Media Holdings, Inc.
Boise, ID Telephone Directory 017122 / R1458.	Text	TX0008009388	1/20/2015	Dex Media Holdings, Inc.
Boone, IA Telephone Directory 025194.	Text	TX0007985740	1/15/2015	Dex Media Holdings, Inc.
Brigham City, UT Telephone Directory 2014 074058.	Text	TX0007968007	10/2/2014	Dex Media Holdings, Inc.
Buffalo/ Big lake Monticello, MN Telephone Directory 038144.	Text	TX0008011571	1/14/2015	Dex Media Holdings, Inc.
Cache Valley, UT Telephone Directory 2014 074063.	Text	TX0007965806	10/8/2014	Dex Media Holdings, Inc.
CENTRAL & DOWNTOWN DENVER, CO Telephone Directory 110464B.	Text	TX0008008251	12/15/2014	Dex Media Holdings, Inc.
Chehalis/Centralia, WA Telephone Directory, 2014, 077114 / R7214.	Text	TX0008006563	1/23/2015	Dex Media Holdings, Inc.
Chishlom Hibbing, MN Telephone Directory 2014 038180.	Text	TX0008001023	12/10/2014	Dex Media Holdings, Inc.
Cle Elum/Easton/Raslyn, WA Telephone Directory 077166.	Text	TX0007967094	10/2/2014	Dex Media Holdings, Inc.
Clifton / Safford, AZ Telephone Directory 003670.	Text	TX0007985931	1/15/2015	Dex Media Holdings, Inc.
Colville, WA Telephone Directory 2014 077190.	Text	TX0007973203	10/30/2014	Dex Media Holdings, Inc.
Corvallis Albany Plus, OR Telephone Directory 109306 / R17152.	Text	TX0007973473	2/4/2015	Dex Media Holdings, Inc.
Corvallis, OR Telephone Directory 061195 / R5981.	Text	TX0007971886	2/4/2015	Dex Media Holdings, Inc.
Des Moines, IA Telephone Directory 104451 / R15715.	Text	TX0007967147	1/30/2015	Dex Media Holdings, Inc.
Des Moines, IA Telephone Directory 2014 025482 / R1307.	Text	TX0008016619	1/30/2015	Dex Media Holdings, Inc.
Des Moines- Regional, IA Telephone Directory 2014 025483 / R1308.	Text	TX0008016618	1/30/2015	Dex Media Holdings, Inc.
East Valley, AZ Telephone Directory 003421.	Text	TX0007999262	12/10/2014	Dex Media Holdings, Inc.
Eastern Montana, MT Telephone Directory, 2014, 043180 / R3418.	Text	TX0008006562	1/23/2015	Dex Media Holdings, Inc.
Eugene/Springfield, OR Telephone Directory 061265.	Text	TX0007971659	10/23/2014	Dex Media Holdings, Inc.
Fergus Falls And Surrounding Area, MN Telephone Directory 2014 038280.	Text	TX0008001011	12/10/2014	Dex Media Holdings, Inc.
Flagstaff, AZ Telephone Directory 003270.	Text	TX0007960172	10/1/2014	Dex Media Holdings, Inc.
Flagstaff, AZ Telephone Directory 104857.	Text	TX0007967134	10/2/2014	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Florence, OR Telephone Directory 06126	Text	TX0007973057	10/28/2014	Dex Media Holdings, Inc.
Forest Lake Area, MN Telephone Directory, 2014, 038292.	Text	TX0007991348	12/22/2014	Dex Media Holdings, Inc.
Glacial Lakes, SD Telephone Directory, 2014, 067521 / R6404.	Text	TX0008006570	1/23/2015	Dex Media Holdings, Inc.
Glasgow And Northern Montana, MT Telephone Directory 2014 042768.	Text	TX0007966537	10/8/2014	Dex Media Holdings, Inc.
Glenwood Springs/ Aspen, CO Telephone Directory, 2014, 008045.	Text	TX0007999711	12/18/2014	Dex Media Holdings, Inc.
Grand County Winter Park, CO Telephone Directory, 2014, 008442.	Text	TX0007991321	12/22/2014	Dex Media Holdings, Inc.
Grand County Winter Park, CO Telephone Directory, 2014, 008442.	Text	TX0007999702	12/18/2014	Dex Media Holdings, Inc.
Grants Pass Medford, OR Telephone Directory 104388.	Text	TX0007967991	10/2/2014	Dex Media Holdings, Inc.
Grants Pass Rogue River, OR Telephone Directory 061282.	Text	TX0007968432	10/2/2014	Dex Media Holdings, Inc.
Great Falls, MT Telephone Directory 042802/042803.	Text	TX0007966341	10/6/2014	Dex Media Holdings, Inc.
Greater Eastside, WA Telephone Directory 077049.	Text	TX0007973145	10/28/2014	Dex Media Holdings, Inc.
Greater Eastside, WA Telephone Directory 077049.	Text	TX0007998757	12/17/2014	Dex Media Holdings, Inc.
Greater Northwest Valley, AZ Telephone Directory 003800 / R302.	Text	TX0008047678	1/30/2015	Dex Media Holdings, Inc.
Greater Snomish County, WA Telephone Directory, 2014, 077726.	Text	TX0007977635	10/27/2014	Dex Media Holdings, Inc.
Greater Southwest Valley, AZ Telephone Directory 003070 / R232.	Text	TX0007972769	1/30/2015	Dex Media Holdings, Inc.
Greeley/Windsor, CO Telephone Directory 008494.	Text	TX0008002261	1/14/2015	Dex Media Holdings, Inc.
Gunnison,Co Telephone Directory 008520.	Text	TX0007985935	1/15/2015	Dex Media Holdings, Inc.
Iowa City Cedar Rapids Plus, IA Telephone Directory 109311 / R17150.	Text	TX0007967127	1/30/2015	Dex Media Holdings, Inc.
Iowa City, IA Telephone Directory 025933 / R1349.	Text	TX0007975108	1/30/2015	Dex Media Holdings, Inc.
Jackson/ Windom, MN Telephone Directory, 2014, 038833 / R2965.	Text	TX0008013952	2/2/2015	Dex Media Holdings, Inc.
Kinston, NC Telephone Directory, 2014, 053784.	Text	TX0007950962	12/16/2014	Dex Media Holdings, Inc.
Kitsap Peninsula, WA Telephone Directory 077075.	Text	TX0007960682	9/25/2014	Dex Media Holdings, Inc.
Klamath Falls, OR Telephone Directory, 2014,061352.	Text	TX0007954137	10/8/2014	Dex Media Holdings, Inc.
Laramie Rock River, WY Telephone Directory 083445 / R7677.	Text	TX0007965716	1/26/2015	Dex Media Holdings, Inc.
Laramie / Rock River, WY Telephone Directory 083445 / R7677.	Text	TX0007971906	2/4/2015	Dex Media Holdings, Inc.
Lewistown, MT Telephone Directory 043010.	Text	TX0007967102	10/2/2014	Dex Media Holdings, Inc.
LOCAL SAVINGS & ENTERTAINMENT BOOK, CO Telephone Directory 110464A.	Text	TX0008008254	12/15/2014	Dex Media Holdings, Inc.
Minnesota Southwest , MN Telephone Directory 038483 / R2874.	Text	TX0007973122	2/2/2015	Dex Media Holdings, Inc.
Moses Lake, WA St Telephone Directory 077470.	Text	TX0008010927	1/14/2015	Dex Media Holdings, Inc.
Moses Lake, WA Telephone Directory 077470.	Text	TX0007972620	1/14/2015	Dex Media Holdings, Inc.
Nogales/ Rio Rico, AZ Telephone Directory 003470.	Text	TX0007963959	1/15/2015	Dex Media Holdings, Inc.
Norfolk, NE Telephone Directory 2014 044605.	Text	TX0007969860	10/2/2014	Dex Media Holdings, Inc.
North Plutte Valley. Torrington, NE Telephone Directory 044678/R16002.	Text	TX0008005293	1/9/2015	Dex Media Holdings, Inc.
NorthEastern Wyoming, WY Telephone Directory 083533.	Text	TX0008001834	1/14/2015	Dex Media Holdings, Inc.
Northern Colorado Plus, CO Telephone Directory 104614.	Text	TX0008002253	1/14/2015	Dex Media Holdings, Inc.
Olympia/ Lacey Tumwater, WA Telephone Directory, 2014, 077526.	Text	TX0007999712	12/18/2014	Dex Media Holdings, Inc.
O’Neill- Valentine, NE Telephone Directory 044622.	Text	TX0007968571	1/14/2015	Dex Media Holdings, Inc.
Park City, Heber City, UT Telephone Directory 074266.	Text	TX0007985904	1/15/2015	Dex Media Holdings, Inc.
Port Angeles / Sequim North Olympic Peninsula, WA Telephone Directory 077550 / R7276.	Text	TX0007971908	2/4/2015	Dex Media Holdings, Inc.
Port Townsend, Port Ludlow, WA Telephone Directory 077562 / R7277.	Text	TX0007965715	1/26/2015	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Port Townsend, Port Ludlow, WA Telephone Directory 077562 / R7277.	Text	TX0007971907	2/4/2015	Dex Media Holdings, Inc.
Provo/ Orem, UT Telephone Directory 074726 / R7049.	Text	TX0008009410	1/20/2015	Dex Media Holdings, Inc.
Rock Springs, WY Telephone Directory 083655.	Text	TX0007998579	12/16/2014	Dex Media Holdings, Inc.
Roseburg, OR Telephone Directory 061737 / R6038.	Text	TX0007972116	2/4/2015	Dex Media Holdings, Inc.
SALT LAKE CITY, UT Telephone Directory 074816.	Text	TX0008001843	1/5/2015	Dex Media Holdings, Inc.
SCOTT COUNTY, IA Telephone Directory 026530.	Text	TX0007998593	12/16/2014	Dex Media Holdings, Inc.
Scottsdale Paradise Valley, AZ Telephone Directory 003745 / R288.	Text	TX0007978645	1/30/2015	Dex Media Holdings, Inc.
Seattle Serving King County and South Snomish County, WA Telephone Directory 077678.	Text	TX0007962369	9/25/2014	Dex Media Holdings, Inc.
Shelton Olympia, WA Telephone Directory 104723.	Text	TX0007979575	12/22/2014	Dex Media Holdings, Inc.
Shelton, WA Telephone Directory, 2014, 077702.	Text	TX0007999715	12/18/2014	Dex Media Holdings, Inc.
Shenandoah Red Oak, IA Telephone Directory 026671.	Text	TX0007985749	1/15/2015	Dex Media Holdings, Inc.
Silver City/Deming/Lordsburg area, NM Telephone Directory 048770.	Text	TX0007968281	12/23/2014	Dex Media Holdings, Inc.
Souith King County, WA Telephone Directory 077730.	Text	TX0007953171	12/12/2014	Dex Media Holdings, Inc.
SOUTH METRO, MN Telephone Directory 038149.	Text	TX0007998594	12/16/2014	Dex Media Holdings, Inc.
SouthEast ST. Paul Suburbs, MN Telephone Directory, 2014, 038648.	Text	TX0007991341	12/22/2014	Dex Media Holdings, Inc.
SPOKANE, COEUR D’ ALENE, SPOKANE VALLEY, WA Telephone Directory 077762.	Text	TX0008001827	1/5/2015	Dex Media Holdings, Inc.
Spokane Coeurd’Alene Spokane Valley, WA Telephone Directory 104398	Text	TX0007976632	12/12/2014	Dex Media Holdings, Inc.
Spokane,Residential White Pages Telephone Directory, 2014, 999419.	Text	TX0007991324	12/22/2014	Dex Media Holdings, Inc.
St. Croix Valley, MN Telephone Directory, 2014, 038633.	Text	TX0007991350	12/22/2014	Dex Media Holdings, Inc.
Stephenville Regional, TX Telephone Directory 073136 / R6966	Text	TX0007971918	2/4/2015	Dex Media Holdings, Inc.
Stockdale, TX Telephone Directory, 2014, 073154 / R6967.	Text	TX0008006560	1/23/2015	Dex Media Holdings, Inc.
Tooele, UT Telephone Directory 074918.	Text	TX0007963956	1/15/2015	Dex Media Holdings, Inc.
Tri-Cities Regional, WA Telephone Directory 077538.	Text	TX0007968429	10/2/2014	Dex Media Holdings, Inc.
Tri-Cities, WA Telephone Directory 104608.	Text	TX0007967126	10/2/2014	Dex Media Holdings, Inc.
TUCSON, AZ Telephone Directory 003771.	Text	TX0008001828	1/5/2015	Dex Media Holdings, Inc.
TUCUMCARI, NM Telephone Directory 048916.	Text	TX0007998596	12/16/2014	Dex Media Holdings, Inc.
Vail / Leadville Summit County, CO Telephone Directory 008676 / R793.	Text	TX0007979160	1/30/2015	Dex Media Holdings, Inc.
Wahpeton Breckenridge, ND Telephone Directory, 2014, 055879.	Text	TX0007981669	11/18/2014	Dex Media Holdings, Inc.
Webster City Clarion Eagle Grove, IA Telephone Directory, 2014, 026938 / R1443.	Text	TX0008006566	1/23/2015	Dex Media Holdings, Inc.
West Central Nebraska, NE Telephone Directory 044641.	Text	TX0007972604	1/14/2015	Dex Media Holdings, Inc.
White Bear Lake Area, MN Telephone Directory 038814.	Text	TX0007979558	12/22/2014	Dex Media Holdings, Inc.
Yakima Valley Plus, WA Telephone Directory 104609/ R15823.	Text	TX0007968554	1/23/2015	Dex Media Holdings, Inc.
Yankton, SD Telephone Directory 067780.	Text	TX0008010925	1/14/2015	Dex Media Holdings, Inc.
York Beach Area, ME Telephone Directory 2014 031987.	Text	TX0007969778	10/2/2014	Dex Media Holdings, Inc.
003070 SOUTHWEST AZ TELEPHONE DIRECTORY.	Text	TX0008203312	12/7/2015	Dex Media Holdings, Inc.
003421 EAST VALLEY, AZ TELEHONE DIRECTORY.	Text	TX0008203303	12/7/2015	Dex Media Holdings, Inc.
003745 SCOTTSDALE, AZ TELEHONE DIRECTORY.	Text	TX0008203305	12/7/2015	Dex Media Holdings, Inc.
044622 O’NEILL-VA, NE TELEPHONE DIRECTORY.	Text	TX0008203314	12/7/2015	Dex Media Holdings, Inc.
Aberdeen/Hoquiam-Raymond/South Bend, WA Telephone Directory 077010/R7189.	Text	TX0008050701	4/15/2015	Dex Media Holdings, Inc.
Alamogordo, NM Telephone Directory 048010-R3780.	Text	TX0008077774	5/13/2015	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Alamosa, CO Telephone Directory 008026-R735.	Text	TX0008124256	8/6/2015	Dex Media Holdings, Inc.
Albert Lea/Austin and surrounding area, MN Telephone Directory 038072-R2776.	Text	TX0008113460	6/18/2015	Dex Media Holdings, Inc.
Albuquerque- Bernalillo, NM Telephone Directory 048050 / R3783.	Text	TX0008013626	2/2/2015	Dex Media Holdings, Inc.
Algona Humboldt, IA Telephone Directory 025030/R1264.	Text	TX0008049631	4/10/2015	Dex Media Holdings, Inc.
Alliance / Chadron, NE Telephone Directory, 2015, 044549 / R3658.	Text	TX0008026482	2/27/2015	Dex Media Holdings, Inc.
Artesia, NM Telephone Directory 048127-R3785.	Text	TX0008124227	8/6/2015	Dex Media Holdings, Inc.
Arvada/Broomfield/Westminster, CO Telephone Directory 008036-R736.	Text	TX0008144267	8/11/2015	Dex Media Holdings, Inc.
Aspen/Glenwood Springs, CO Telephone Directory 008045/R739.	Text	TX0008134176	11/24/2015	Dex Media Holdings, Inc.
Atlantic, IA Telephone Directory 025092 / R1271.	Text	TX0008021325	2/20/2015	Dex Media Holdings, Inc.
Aurora/ Montebello, CO Telephone Directory, 2015, 008299-R770.	Text	TX0008145053	8/13/2015	Dex Media Holdings, Inc.
Bainbridge Island, WA Telephone Directory, 2015, 077036-R7196.	Text	TX0008145064	8/13/2015	Dex Media Holdings, Inc.
Baker City, La Grande Areas, OR Telephone Directory061055-R5968.	Text	TX0008121306	6/29/2015	Dex Media Holdings, Inc.
Bellingham/Whatcom County, WA Telephone Directory 2015 077062-R7207.	Text	TX0008108496	5/27/2015	Dex Media Holdings, Inc.
Bemidji, MN Telephone Directory 038084-R2779.	Text	TX0008314675	8/14/2015	Dex Media Holdings, Inc.
Big Horn Basin, WY Telephone Directory083036-R7656.	Text	TX0008150903	8/21/2015	Dex Media Holdings, Inc.
Billings, MT Telephone Directory 042129 / R3400	Text	TX0008018872	2/6/2015	Dex Media Holdings, Inc.
Billings Plus, MT Telephone Directory 2015 105406 / R15964	Text	TX0008018365	2/6/2015	Dex Media Holdings, Inc.
Blackfoot/Shelley, ID Telephone Directory 017094-R1456	Text	TX0008165944	9/17/2015	Dex Media Holdings, Inc.
Boise, ID Mini Telephone Directory 110093/R17203	Text	TX0008048042	4/6/2015	Dex Media Holdings, Inc.
BOONE, IA, Telephone Directory, 025194/R1278	Text	TX0008235069	2/16/2016	Dex Media Holdings, Inc.
Boulder, CO Telephone Directory 008052/R740	Text	TX0008056211	4/21/2015	Dex Media Holdings, Inc.
Boulder-Longmont Plus, CO Telephone Directory 104488/R15729	Text	TX0008037447	4/24/2015	Dex Media Holdings, Inc.
Bozeman, MT Telephone Directory 042163-R3405	Text	TX0008134142	8/3/2015	Dex Media Holdings, Inc.
Brainerd Lakes and Surrounding Area, MN Telephone Directory 038120-R2789	Text	TX0008113467	6/18/2015	Dex Media Holdings, Inc.
Brigham City, UT Telephone Directory 074058-R7033	Text	TX0008165949	9/17/2015	Dex Media Holdings, Inc.
Brighton, CO Telephone Directory 008078	Text	TX0008054162	4/14/2015	Dex Media Holdings, Inc.
Buffalo/Big Lake, MN, 038144/R2793 Telephone Directory	Text	TX0008205394	1/8/2016	Dex Media Holdings, Inc.
Burlington Mt. Pleasant, IA Telephone Directory, 2015, 025215 / R1282	Text	TX0008026449	2/10/2015	Dex Media Holdings, Inc.
Butte, MT Telephone Directory042248-R3406	Text	TX0008109274	6/18/2015	Dex Media Holdings, Inc.
Cache Valley, UT Telephone Directory 074063-R7034	Text	TX0008171785	9/30/2015	Dex Media Holdings, Inc.
Canon City, CO Telephone Directory 008156-R744	Text	TX0008077762	5/13/2015	Dex Media Holdings, Inc.
Carroll / Glidden, IA Telephone Directory, 2015, 025235 / R1283	Text	TX0008026441	2/10/2015	Dex Media Holdings, Inc.
Casa Grand, AZ Telephone Directory 003120 / R235	Text	TX0007963330	1/26/2015	Dex Media Holdings, Inc.
Casper, WY Telephone Directory 083040-R7658	Text	TX0008124252	8/6/2015	Dex Media Holdings, Inc.
Castle Rock/ Parker Telephone Directory 008182/R745	Text	TX0008054141	4/14/2015	Dex Media Holdings, Inc.
Cedar Rapids, IA Telephone Directory 2015 025256-R1287	Text	TX0008079389	4/27/2015	Dex Media Holdings, Inc.
Cedar Rapids Iowa City Plus, IA Telephone Directory 105483-R16856	Text	TX0008059338	4/24/2015	Dex Media Holdings, Inc.
Central Nebraska Regional, NE Telephone Directory 044512-R3650	Text	TX0008150897	8/21/2015	Dex Media Holdings, Inc.
Central Oregon Coast, OR Telephone Directory 061580/R6019	Text	TX0008040032	3/23/2015	Dex Media Holdings, Inc.
Central Oregon, OR Telephone Directory 061072/R5972	Text	TX0008042424	3/27/2015	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Central Oregon Plus, OR Telephone Directory 104383/R15664	Text	TX0008040704	3/27/2015	Dex Media Holdings, Inc.
Central / Southwest Tucson Area, AZ Telephone Directory 03776 / R298	Text	TX0008017550	2/6/2015	Dex Media Holdings, Inc.
Central Texas Regional, TX Telephone Directory, 2015, 071428-R6802	Text	TX0008076152	5/5/2015	Dex Media Holdings, Inc.
Cheyenne, WY, Telephone Directory, Issued July 2015, 083125-R7664	Text	TX0008127330	7/17/2015	Dex Media Holdings, Inc.
Chisholm-Hibbing, MN Telephone Directory038180-R2801	Text	TX0008156082	10/26/2015	Dex Media Holdings, Inc.
Clackamas County, OR Telephone Directory, 2015, 061649 / R6025	Text	TX0008026496	2/27/2015	Dex Media Holdings, Inc.
Clark County, WA Telephone Directory 077846 / R7330	Text	TX0007989224	1/22/2015	Dex Media Holdings, Inc.
Clark County, WA Telephone Directory 110073/R17197	Text	TX0008028490	4/1/2015	Dex Media Holdings, Inc.
Cle-Elum-Easton/Roslyn, WA Telephone Directory077166-R7219	Text	TX0008165947	9/17/2015	Dex Media Holdings, Inc.
CLIFTON-SAFFORD, AZ 003670/R285	Text	TX0008225789	2/4/2016	Dex Media Holdings, Inc.
Clinton/Camanche/Maquoketa, IA Telephone Directory 2015 025338-R1294	Text	TX0008083268	4/27/2015	Dex Media Holdings, Inc.
Cloquet/Barnum/Carlton/Moose Lake, MN Telephone Directory 038076-R2778	Text	TX0008109135	6/4/2015	Dex Media Holdings, Inc.
Clovis/Portales, NM Telephone Directory 048244/R3790	Text	TX0008054120	4/14/2015	Dex Media Holdings, Inc.
Cochise County, AZ Telephone Directory 003145 / R240	Text	TX0008009435	1/20/2015	Dex Media Holdings, Inc.
Colorado Springs, Co Telephone Directory 008208/R751	Text	TX0008025529	2/26/2015	Dex Media Holdings, Inc.
Colorado Springs, CO Telephone Directory, 2015, 104579 / R15836	Text	TX0008056416	2/25/2015	Dex Media Holdings, Inc.
Colville, WA Telephone Directory077190-R7221	Text	TX0008211476	11/2/2015	Dex Media Holdings, Inc.
Council Bluffs, IA Telephone Directory 025399-R1297	Text	TX0008144132	8/5/2015	Dex Media Holdings, Inc.
Council Buffs-Omaha Metro & Surrounding Communities Plus, IA Telephone Directory 104386-R15710	Text	TX0008124232	8/6/2015	Dex Media Holdings, Inc.
Craig/Meeker, Steamboat Springs, CO Telephone Directory008221-R754	Text	TX0008165936	9/17/2015	Dex Media Holdings, Inc.
Las Cruces Mini, NM Telephone Directory 107992/R17042	Text	TX0008034280	3/16/2015	Dex Media Holdings, Inc.
Decorah / Elkader West Union, IA Telephone Directory, 2015, 025441 / R1303	Text	TX0008026440	2/10/2015	Dex Media Holdings, Inc.
DEMING/SILVER CITY, NM 048770/R15811	Text	TX0008232274	2/19/2016	Dex Media Holdings, Inc.
Denver Plus, CO Telephone Directory 105771 / R16998	Text	TX0008013624	2/2/2015	Dex Media Holdings, Inc.
DES MOINES, IA 025482/R1307	Text	TX0008255336	3/30/2016	Dex Media Holdings, Inc.
DES MOINES, IA 0254821A /R1307	Text	TX0008192617	2/16/2016	Dex Media Holdings, Inc.
DES MOINES-REGIONAL, IA 025483/R1308	Text	TX0008192619	2/16/2016	Dex Media Holdings, Inc.
Detroit Lakes, MN Telephone Directory, 2015, 038212-R2810	Text	TX0008033468	5/15/2015	Dex Media Holdings, Inc.
Dickinson, ND Telephone Directory 055572 / R3607	Text	TX0008017861	2/18/2015	Dex Media Holdings, Inc.
Directory Name,St Telephone Directory Book Code	Text	TX0008134186	11/24/2015	Dex Media Holdings, Inc.
Dubuque, IA Telephone Directories 0255431A/R1313	Text	TX0008139450	10/20/2015	Dex Media Holdings, Inc.
Durango-Cortez-Pagosa Springs, CO Telephone Directory 008286-R766	Text	TX0008113627	6/12/2015	Dex Media Holdings, Inc.
East Central Minnesota, MN Telephone Directory, 2015, 038156-R2797	Text	TX0008025849	5/15/2015	Dex Media Holdings, Inc.
East Tucson Area, AZ Telephone Directory 003777 / R299	Text	TX0008017558	2/6/2015	Dex Media Holdings, Inc.
Englewood, Littleton, CO Telephone Directory, 2015, 008819-R808	Text	TX0008145050	8/13/2015	Dex Media Holdings, Inc.
Erwin-Unicoi County, TN Telephone Directory 068329/r6457	Text	TX0008171539	10/21/2015	Dex Media Holdings, Inc.
Estes Allenspark--Glen Haven, CO Telephone Directory008312-R772	Text	TX0008116732	6/17/2015	Dex Media Holdings, Inc.
Eugene/Springfield, OR Telephone Directory 061265-R5989	Text	TX0008183854	9/30/2015	Dex Media Holdings, Inc.
Evanston-Kemmerer, WY Telephone Director y083210-R7669	Text	TX0008192347	11/6/2015	Dex Media Holdings, Inc.
Evergreen, CO Telephone Directory 008338/R774	Text	TX0008054116	4/14/2015	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Fargo/Moorehead-Plus, ND Telephone Directory, 2015, 106374-R16996	Text	TX0008087909	5/15/2015	Dex Media Holdings, Inc.
Fargo / Moorhead, ND Telephone Directory 055272/R3592	Text	TX0008039716	3/23/2015	Dex Media Holdings, Inc.
Faribault, MN 038557/R2896 Telephone Directory	Text	TX0008191775	11/16/2015	Dex Media Holdings, Inc.
Farmington / Aztec, NM Telephone Directory 048283 / R3797	Text	TX0008057428	2/25/2015	Dex Media Holdings, Inc.
Fergus Falls, MN Telephone Directory 038280-R2819	Text	TX0008156083	10/26/2015	Dex Media Holdings, Inc.
Flagstaff, AZ Telephone Directory 003270-R244	Text	TX0008191345	11/2/2015	Dex Media Holdings, Inc.
Florence, OR Telephone Directory 061267-R5990	Text	TX0008112137	10/7/2015	Dex Media Holdings, Inc.
Forest Lake, MN Telephone Directory 038292/R2821	Text	TX0008191777	11/16/2015	Dex Media Holdings, Inc.
Fort Collins, CO Telephone Directory 008364-R776	Text	TX0008056210	4/21/2015	Dex Media Holdings, Inc.
Fort Madison Keokuk, IA Telephone Directory 025707 / R1331	Text	TX0008018515	2/12/2015	Dex Media Holdings, Inc.
Fremont, NE Telephone Directory044276-R3635	Text	TX0008314674	8/14/2015	Dex Media Holdings, Inc.
Gallup/Grants. Laguna Acoma, NM Telephone Directory 048302/R3799	Text	TX0008044480	3/24/2015	Dex Media Holdings, Inc.
Gatesville-Hamilton, TX Telephone Directory, 2015, 070669/R6712	Text	TX0008136379	10/21/2015	Dex Media Holdings, Inc.
Gettysburg, PA Telephone Directories 063020/R6138	Text	TX0008187461	10/20/2015	Dex Media Holdings, Inc.
Glasgow, MT Telephone Directory 042768/R3408	Text	TX0008171544	10/21/2015	Dex Media Holdings, Inc.
Glenwood/Starbuck and Surrounding Area, MN Telephone Directory 038316-R2826	Text	TX0008107220	6/10/2015	Dex Media Holdings, Inc.
Globe/Miami/Superior, AZ Telephone Directory 003320/R252	Text	TX0008040694	3/27/2015	Dex Media Holdings, Inc.
GR. NORTHWEST VALLEY, AZ TELEPHONE DIRECTORY 003800/R302	Text	TX0008134174	11/24/2015	Dex Media Holdings, Inc.
Grafton, ND Telephone Directory, 2015, 055315/R3596	Text	TX0008050696	4/15/2015	Dex Media Holdings, Inc.
GRAND COUNTY WINTER PARK, CO TELEPHONE DIRECTORY 008442/R779	Text	TX0008191772	11/16/2015	Dex Media Holdings, Inc.
Grand Forks-East Grand Forks, ND Telephone Directory 055338-R3598	Text	TX0008109273	10/7/2015	Dex Media Holdings, Inc.
Grand Junction, CO Telephone Directory 008468/R781	Text	TX0008054127	4/14/2015	Dex Media Holdings, Inc.
Grand Junction Plus, CO Telephone Directory 109127/R17095	Text	TX0008040705	3/27/2015	Dex Media Holdings, Inc.
Grant Pass Medford Plus, OR Telephone Directory 104388-R15704	Text	TX0008152437	8/28/2015	Dex Media Holdings, Inc.
Grants Pass Rogue River, OR Telephone Directory 061282-R5995	Text	TX0008152394	8/28/2015	Dex Media Holdings, Inc.
Great Falls, MT Telephone Directories 042802/0042803/R3410	Text	TX0008139462	10/20/2015	Dex Media Holdings, Inc.
Greater Albuquerque, NM Telephone Directory 104580 R15726	Text	TX0008013625	2/2/2015	Dex Media Holdings, Inc.
Greater Snohomish County, WA Telephone Directory077726-R7310	Text	TX0008232308	11/6/2015	Dex Media Holdings, Inc.
GREELEY-WINDSOR, CO 008494/R783	Text	TX0008227868	2/3/2016	Dex Media Holdings, Inc.
GREELEY-WINDSOR, CO 008494/R783	Text	TX0008230793	2/19/2016	Dex Media Holdings, Inc.
GREELEY-WINDSOR, CO 008494/R783	Text	TX0008245388	2/1/2016	Dex Media Holdings, Inc.
GREEN VALLEY, AZ 003470/R253	Text	TX0008245423	2/12/2016	Dex Media Holdings, Inc.
GUNNISON, CO 008520/R785	Text	TX0008192623	2/16/2016	Dex Media Holdings, Inc.
Hanover, PA Telephone Directories 063118/R6144	Text	TX0008139452	10/20/2015	Dex Media Holdings, Inc.
Helena, MT Telephone Directory 042904-R3413	Text	TX0008081773	5/13/2015	Dex Media Holdings, Inc.
Hermiston / Echo / Irrigon, OR Telephone Directory 061338 / R6030	Text	TX0008021326	2/20/2015	Dex Media Holdings, Inc.
Idaho Falls, ID Telephone Directory 017402 / R1465	Text	TX0008017837	2/18/2015	Dex Media Holdings, Inc.
Idaho Falls Plus, ID Telephone Directory 104791 / R15834	Text	TX0008017858	2/18/2015	Dex Media Holdings, Inc.
Idaho Springs, CO Telephone Directory 008572	Text	TX0008039715	3/23/2015	Dex Media Holdings, Inc.
IOWA CITY, IA 025933/R1349	Text	TX0008228848	2/12/2016	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Iowa Falls Hampton, IA Telephone Directory 025953/R1351	Text	TX0008049629	4/10/2015	Dex Media Holdings, Inc.
Jackson & Holmes Counties Telephone Directories 012568/R994	Text	TX0008187468	10/20/2015	Dex Media Holdings, Inc.
Jackson Hole, WY Telephone Directory 083950-R7692	Text	TX0008134141	8/3/2015	Dex Media Holdings, Inc.
JACKSON-WINDOM, MN 038833/R2965	Text	TX0008232292	2/19/2016	Dex Media Holdings, Inc.
Kitsap Peninsula, WA Telephone Directory077075-R7211	Text	TX0008150901	8/21/2015	Dex Media Holdings, Inc.
Klamath Falls, OR Telephone Directory, 2015, 061352/R6004	Text	TX0008139041	10/21/2015	Dex Media Holdings, Inc.
La Junta, CO Telephone Directory, 2015, 008624-R790	Text	TX0008116997	6/17/2015	Dex Media Holdings, Inc.
Lakewood, Golden Wheat Ridge, CO Telephone Directory 008949-R818	Text	TX0008144272	8/11/2015	Dex Media Holdings, Inc.
Lamar and Surrounding Area, CO Telephone Directory 008650-R791	Text	TX0008109242	6/18/2015	Dex Media Holdings, Inc.
Lander, WY, Riverton, Telephone Directory, 2015, 083410 / R7676	Text	TX0008018745	2/18/2015	Dex Media Holdings, Inc.
Las Cruces, NM Telephone Directory 048419/R3804	Text	TX0008034627	3/16/2015	Dex Media Holdings, Inc.
Las Vegas, NM Telephone Directory 048458/R3806	Text	TX0008138807	10/19/2015	Dex Media Holdings, Inc.
Le Sueur, MN, Telephone Directory, Issued June 2015, 038665/R2926	Text	TX0008302649	6/17/2016	Dex Media Holdings, Inc.
Le Sueur/ St. Peter, MN Telephone Directory 038665-R2926	Text	TX0008121310	6/29/2015	Dex Media Holdings, Inc.
Lewiston / Clarkston Moscow / Pullman / Colfax, WA Telephone Directory 2015 017486 / R1469	Text	TX0008018342	2/6/2015	Dex Media Holdings, Inc.
Lewiston,MT Telephone Directory 043010-R3415	Text	TX0008165946	9/17/2015	Dex Media Holdings, Inc.
Limon / Burlington, CO Telephone Directory 008130 / R743	Text	TX0008017857	2/18/2015	Dex Media Holdings, Inc.
Litchfield/Monte Video, MN Telephone Directory038420-R2855	Text	TX0008144131	8/5/2015	Dex Media Holdings, Inc.
Little Falls, MN Telephone Directory 038424-R2858	Text	TX0008018514	2/12/2015	Dex Media Holdings, Inc.
Longmont/Boulder, CO Telephone Directory 104487-R15814	Text	TX0008059337	4/24/2015	Dex Media Holdings, Inc.
Longmont, CO Telephone Directory 008702-R794	Text	TX0008020346	4/21/2015	Dex Media Holdings, Inc.
Longview, WA, Telephone Directory, Issued July 2015, 077410-R7251	Text	TX0008127323	7/17/2015	Dex Media Holdings, Inc.
Loveland/Berthound, CO Telephone Directory 008728/R795	Text	TX0008020342	4/21/2015	Dex Media Holdings, Inc.
Los Lunas/Belen, NM, Telephone Directory, Issued June 2015, 048166-R3987	Text	TX0008127320	7/17/2015	Dex Media Holdings, Inc.
Malad City Holbrook, ID Telephone Directory 017500 / R1470	Text	TX0008001850	2/10/2015	Dex Media Holdings, Inc.
Marshalltown, IA Telephone Directory 026158	Text	TX0008044006	3/24/2015	Dex Media Holdings, Inc.
Mason City/Charles City , IA Telephone Directory 026179-R1376	Text	TX0008121551	6/29/2015	Dex Media Holdings, Inc.
Medford/Ashland, OR Telephone Directory 061440-R6011.	Text	TX0008105968	5/27/2015	Dex Media Holdings, Inc.
Medford-Ashland Plus, OR Telephone Directory 104387-R155689	Text	TX0008105001	5/27/2015	Dex Media Holdings, Inc.
Metro Denver A-Z CO Telephone Directory 008260 / R762	Text	TX0008013627	2/2/2015	Dex Media Holdings, Inc.
Minnesota Northeast, MN Telephone Directory 038474-R2872	Text	TX0008059343	4/24/2015	Dex Media Holdings, Inc.
MINNESOTA SOUTHWEST, MN 038483/R2874	Text	TX0008232267	2/19/2016	Dex Media Holdings, Inc.
Missoula, MT Telephone Directory 043197 / R3419	Text	TX0008021318	2/20/2015	Dex Media Holdings, Inc.
Montrose/Delta/Telluride, CO Telephone Directory 008750-R796	Text	TX0008081766	5/13/2015	Dex Media Holdings, Inc.
Moore County Area wide, NC Telephone Directories 054542/R15995-	Text	TX0008187573	10/20/2015	Dex Media Holdings, Inc.
Moore County Area Wide, NC Telephone Directories 054542 /R3544-A	Text	TX0008187565	10/20/2015	Dex Media Holdings, Inc.
Morris, MN Telephone Directory 038497-R2876	Text	TX0008134134	8/3/2015	Dex Media Holdings, Inc.
MOSES LAKE, WA 077470/R7259	Text	TX0008228877	2/3/2016	Dex Media Holdings, Inc.
Mountain Home, ID Telephone Directory, 2015, 017598 / R1472	Text	TX0008026123	2/27/2015	Dex Media Holdings, Inc.
Muscatine And Surrounding Area, IA Telephone Directory 2015 026241-R1384	Text	TX0008083275	4/27/2015	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Nampa-Caldwell, ID Telephone Directory, 2015, 017622-R1473	Text	TX0008145056	8/13/2015	Dex Media Holdings, Inc.
NOGALES/RIO RICO, AZ, Telephone Directory, 003470/R270	Text	TX0008235129	2/16/2016	Dex Media Holdings, Inc.
Norfolf, NE Telephone Directory 044605-R3662	Text	TX0008171898	9/30/2015	Dex Media Holdings, Inc.
North Dakota-South Central, ND Telephone Directory 055829-R3614	Text	TX0008109056	6/22/2015	Dex Media Holdings, Inc.
North / Northwest Tucson Area, AZ Telephone Directory 003778 / R300	Text	TX0008017551	2/6/2015	Dex Media Holdings, Inc.
Northeast, CO Telephone Directory 008858-R812	Text	TX0008124213	6/30/2015	Dex Media Holdings, Inc.
NORTHEASTERN, WY TELEPHONE DIRECTORY 083533/R7680	Text	TX0008213656	12/17/2015	Dex Media Holdings, Inc.
Northern Colorado, CO Telephone Directory 104615-R15830	Text	TX0008056000	4/20/2015	Dex Media Holdings, Inc.
Northern Colorado, CO Telephone Directory 104616-R15832	Text	TX0008020185	4/21/2015	Dex Media Holdings, Inc.
Northern Hills, SD Telephone Directory 067023-R6381	Text	TX0008081750	5/13/2015	Dex Media Holdings, Inc.
Northern Oregon Coast, OR Telephone Directory 061037/R5966	Text	TX0008049637	4/10/2015	Dex Media Holdings, Inc.
Northglenn, CO Telephone Directory, 2015, 008767-R797	Text	TX0008146399	8/13/2015	Dex Media Holdings, Inc.
Northwest Suburban Area, MN Telephone Directory, 2015, 038048-R2771	Text	TX0008028981	5/28/2015	Dex Media Holdings, Inc.
Ogden/North Davis, UT Telephone Directory, 2015, 074614-R7046	Text	TX0008145058	8/13/2015	Dex Media Holdings, Inc.
Okanogan Valley, WA Telephone Directory 077514 / R7267	Text	TX0007963319	1/26/2015	Dex Media Holdings, Inc.
OLYMPIA LACEY, WA 077526/R7270	Text	TX0008228840	2/12/2016	Dex Media Holdings, Inc.
Omaha Metro Bluffs& Surrounding Communities Plus, IA Telephone Directory 104385- R15709	Text	TX0008157881	8/5/2015	Dex Media Holdings, Inc.
Omaha, NE Telephone Directory 044715-R12535	Text	TX0008144264	8/11/2015	Dex Media Holdings, Inc.
Ottumwa Oskaloosa/Pella, IA Telephone Directory 026436/R1402	Text	TX0008040030	3/23/2015	Dex Media Holdings, Inc.
Palestine-Anderson, TX Telephone Directory 072268/R6883	Text	TX0008171542	10/21/2015	Dex Media Holdings, Inc.
PARK CITY -HERBER CITY, UT 074266/R7040	Text	TX0008228789	2/12/2016	Dex Media Holdings, Inc.
Park Rapids/Staples/Wadena, MN Telephone Directory 038761-R2955	Text	TX0008314677	8/14/2015	Dex Media Holdings, Inc.
Payette-Ontario, ID Telephone Directory 017682-R1478	Text	TX0008107200	6/10/2015	Dex Media Holdings, Inc.
Payson/Pine Strawberry, AZ Telephone Directory 003545/R276	Text	TX0008040882	3/27/2015	Dex Media Holdings, Inc.
Pendleton Athena / Weston, OR Telephone Directory 061667 / R6029	Text	TX0008021314	2/20/2015	Dex Media Holdings, Inc.
Phoenix Plus, AZ Telephone Directory, 2015, 104364-R15685	Text	TX0008123177	6/30/2015	Dex Media Holdings, Inc.
Phoenix YP, AZ Telephone Directory 003570-R17120	Text	TX0008121550	6/29/2015	Dex Media Holdings, Inc.
Pocatello, ID Telephone Directory, 2015, 017696-R1480	Text	TX0008145068	8/13/2015	Dex Media Holdings, Inc.
PORT ANGELES-SEQUIM, WA 077550/R7276	Text	TX0008228762	2/12/2016	Dex Media Holdings, Inc.
PORT TOWNSEND-PORT LUNDLOW, WA 077562/R7277	Text	TX0008217451	1/22/2016	Dex Media Holdings, Inc.
Portland Metro, OR Telephone Directory 061702/R6035	Text	TX0008025526	2/26/2015	Dex Media Holdings, Inc.
Portland, OR Telephone Directory 110074/R17198	Text	TX0008048035	4/6/2015	Dex Media Holdings, Inc.
Prescott, AZ Telephone Directory 003620/R281	Text	TX0008044141	3/24/2015	Dex Media Holdings, Inc.
Prescott, AZ Telephone Directory 108094/R17044	Text	TX0008040006	3/23/2015	Dex Media Holdings, Inc.
Price - Helper, UT Telephone Directory 074710/R7048	Text	TX0008040012	3/23/2015	Dex Media Holdings, Inc.
Provo/Orem, UT Telephone Directory 110536/R17650	Text	TX0008028479	4/1/2015	Dex Media Holdings, Inc.
Pueblo, Co Telephone Directory008780-R804	Text	TX0008124262	8/6/2015	Dex Media Holdings, Inc.
Puyallup, WA Telephone Directory 077602-R7279	Text	TX0008116735	6/17/2015	Dex Media Holdings, Inc.
Rapid City, SD Telephone Directory 067065-R6387	Text	TX0008082079	5/7/2015	Dex Media Holdings, Inc.
Rawlins/Encampment Hanna/Saratoga, WY Telephone Directory 083600-R7684	Text	TX0008109238	6/18/2015	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Red Wing, MN Telephone Directory 038605-R2905	Text	TX0008059341	4/24/2015	Dex Media Holdings, Inc.
Rio Rancho, NM Telephone Directory 048606 / R3811	Text	TX0008013633	2/2/2015	Dex Media Holdings, Inc.
Rochester, MN Telephone Directory 038617	Text	TX0008044004	3/24/2015	Dex Media Holdings, Inc.
Rochester Plus, MN Telephone Directory 109028/R17083	Text	TX0007990600	3/16/2015	Dex Media Holdings, Inc.
ROCK SPRINGS, WY TELEPHONE DIRECTORY 083655/R7685	Text	TX0008134080	11/18/2015	Dex Media Holdings, Inc.
ROSEBURG, OR 061737/R6038	Text	TX0008230120	2/19/2016	Dex Media Holdings, Inc.
Roswell and Surrounding Area, NM Telephone Directory, 2015, 048614-R3812	Text	TX0008123195	6/30/2015	Dex Media Holdings, Inc.
Roxboro, NC Telephone Directory 054393/R3533	Text	TX0008171543	10/21/2015	Dex Media Holdings, Inc.
Salem -Keizer And Surrounding Area, OR Telephone Directory, 2015, 061772-R6040	Text	TX0008091083	8/3/2015	Dex Media Holdings, Inc.
Salida/Buena Vista, CO Telephone Directory 008806-R806	Text	TX0008105010	5/27/2015	Dex Media Holdings, Inc.
Salt Lake City, UT Telephone Directory 074816/R7052	Text	TX0008173021	10/21/2015	Dex Media Holdings, Inc.
Santa FE, NM Telephone Directory 048692-R3818	Text	TX0008108888	6/9/2015	Dex Media Holdings, Inc.
Sarpy County, NE Telephone Directory 044720-R3678	Text	TX0008144273	8/11/2015	Dex Media Holdings, Inc.
Seattle, WA Telephone Directory 077678-R7298	Text	TX0008156392	9/17/2015	Dex Media Holdings, Inc.
Seattle, WA Telephone Directory 109875/R17189	Text	TX0008028491	4/1/2015	Dex Media Holdings, Inc.
SHELTON, WA 077702/R7304	Text	TX0008227877	2/3/2016	Dex Media Holdings, Inc.
Shenandoah Red Oak, IA 0266711A/R1420	Text	TX0008205606	1/8/2016	Dex Media Holdings, Inc.
Sidney/Kimbell, NE Telephone Directory 044824-R3685	Text	TX0008168610	9/22/2015	Dex Media Holdings, Inc.
SILVER CITY-DEMING LORDSBURG AREA 048770/R3820	Text	TX0008250155	2/9/2016	Dex Media Holdings, Inc.
Sioux City, IA 0267121A Telephone Directory	Text	TX0008191311	11/16/2015	Dex Media Holdings, Inc.
Sioux Falls Regional Dex Plus, SD Telephone Directory 105555-R16857	Text	TX0008165950	9/17/2015	Dex Media Holdings, Inc.
Sioux Falls, SD Telephone Directory 067640-R6411	Text	TX0008156421	9/17/2015	Dex Media Holdings, Inc.
Socorro, NM Telephone Directory, 2015, 048809/R3821	Text	TX0008050676	4/15/2015	Dex Media Holdings, Inc.
Soda Springs, ID Telephone Directory 017878 / R1486	Text	TX0007963317	1/26/2015	Dex Media Holdings, Inc.
South Boston-Halifax, VA Telephone Directory 076794/R7143	Text	TX0008171659	10/20/2015	Dex Media Holdings, Inc.
South Central Utah, UT Telephone Directory 074864-R7056	Text	TX0008121398	6/29/2015	Dex Media Holdings, Inc.
South Dakota, South Central, SD Telephone Directory 067651/R12553	Text	TX0008040684	3/27/2015	Dex Media Holdings, Inc.
outh-Jeffco Columbine Valley, CO Telephone Directory, 2015, 008185-R746	Text	TX0008146417	8/13/2015	Dex Media Holdings, Inc.
SOUTH METRO, MN TELEPHONE DIRECTORY 038149/R2795	Text	TX0008134088	11/18/2015	Dex Media Holdings, Inc.
Southern , UT Telephone Directory 074866-R7057	Text	TX0008108896	6/9/2015	Dex Media Holdings, Inc.
Spencer And Iowa Great Lakes, IA Telephone Directory, 2015, 025955-R1353	Text	TX0008104935	5/27/2015	Dex Media Holdings, Inc.
Spokane-Coeur,d’Alene, WA Telephone Directory 077762/R7315	Text	TX0008173019	10/21/2015	Dex Media Holdings, Inc.
St. Cloud, MN Telephone Directory 038629 / R2917	Text	TX0008057427	2/25/2015	Dex Media Holdings, Inc.
St. Cloud Regional Plus, MN Telephone Directory, 2015,109317 / R17158	Text	TX0008026436	2/27/2015	Dex Media Holdings, Inc.
St. Helens, OR Telephone Directory, 2015, 061755-R6039	Text	TX0008127653	7/10/2015	Dex Media Holdings, Inc.
Storm Lake Cherokee, IA Telephone Directory 026774/R1429	Text	TX0008044671	4/1/2015	Dex Media Holdings, Inc.
SUMMIT COUNTY CO 008676/R15818	Text	TX0008232278	2/19/2016	Dex Media Holdings, Inc.
Tacoma, WA Telephone Directory077774-R7317	Text	TX0008116737	6/17/2015	Dex Media Holdings, Inc.
Taos, NM Telephone Directory048838-R3822	Text	TX0008150887	8/21/2015	Dex Media Holdings, Inc.
TOOELE, UT 074918/R7059	Text	TX0008225784	2/4/2016	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
Tri-Cities Regional, WA Telephone Directory 077538-R7275	Text	TX0008156389	9/17/2015	Dex Media Holdings, Inc.
Trinidad/Aguilar Branson/Weston, CO Telephone Directory 008884-R814	Text	TX0008105008	5/27/2015	Dex Media Holdings, Inc.
Tucson, AZ Telephone Directory 003771/R15965	Text	TX0008178960	10/22/2015	Dex Media Holdings, Inc.
Tucumcari, NM Telephone Directory 048916/R3825	Text	TX0008134194	11/24/2015	Dex Media Holdings, Inc.
Twin Cities-East Metro, Including St. Paul, MN Telephone Directory 038653-R2923	Text	TX0008211478	11/2/2015	Dex Media Holdings, Inc.
Twin Cities - West Metro including Minneapolis , MN Telephone Directory 038473-R2871	Text	TX0008107247	6/10/2015	Dex Media Holdings, Inc.
Twin Cities-West Metro Plus, MN Telephone Directory 104365-R15690	Text	TX0008108751	6/4/2015	Dex Media Holdings, Inc.
Twin Falls-Burley-Rupert, ID Telephone Directory 2015 0176906-R1491	Text	TX0008079403	4/27/2015	Dex Media Holdings, Inc.
Twin Ports, MN Telephone Directory, 2015, 038727-R2946	Text	TX0008130443	7/14/2015	Dex Media Holdings, Inc.
Twin Ports, MN, Telephone Directory, Issued July 2015, 109351-R17162	Text	TX0008127316	7/17/2015	Dex Media Holdings, Inc.
Uintah Basin, UT Telephone Directory 2015 074950 / R7061	Text	TX0008018119	2/18/2015	Dex Media Holdings, Inc.
VAIL-LEADVILLE-SUMMIT COUNTY CO 008676/R793	Text	TX0008225708	2/4/2016	Dex Media Holdings, Inc.
Wahpeton-Breckenridge, ND Telephone Directory, 2015, 055879/R3616	Text	TX0008139067	10/21/2015	Dex Media Holdings, Inc.
Walla Walla, WA Telephone Directory 077870/R7335	Text	TX0008049635	4/10/2015	Dex Media Holdings, Inc.
Walsenburg/Gardner/La Veta Chuchara, CO Telephone Directory 008936-R817	Text	TX0008107214	6/10/2015	Dex Media Holdings, Inc.
Washington, NC Telephone Directory, 2015, 054805-R15983	Text	TX0008033460	5/15/2015	Dex Media Holdings, Inc.
Washington, NC Telephone Directory, 2015, 054805/R3563	Text	TX0008043150	4/1/2015	Dex Media Holdings, Inc.
Waterloo/ Cedar Falls, IA Telephone Directory, 2015, 026897-R1441	Text	TX0008127651	7/10/2015	Dex Media Holdings, Inc.
WEST CENTRAL NEBRASKA, NE 044641/R3668	Text	TX0008230122	2/19/2016	Dex Media Holdings, Inc.
Western Suburban Area, MN Telephone Directory, 2015, 038388-R2849	Text	TX0008028979	5/28/2015	Dex Media Holdings, Inc.
Western Suburbs, IA Telephone Directory, 2015, 025485-R1310	Text	TX0008077115	5/7/2015	Dex Media Holdings, Inc.
Whatcom County Bellingham, WA Telephone Directory 2015 077062-R17000	Text	TX0008108574	5/27/2015	Dex Media Holdings, Inc.
Wickenburg, AZ Telephone Directory 003820 / R304	Text	TX0008001883	2/20/2015	Dex Media Holdings, Inc.
Williston, ND Telephone Directory, 2015, 055922/R3618	Text	TX0008050697	4/15/2015	Dex Media Holdings, Inc.
Winslow/Holbrook/Joseph City, AZ Telephone Directory 003870-R306	Text	TX0008077769	5/13/2015	Dex Media Holdings, Inc.
Yakima Valley, WA Telephone Directory 077930 / R7341	Text	TX0007968546	1/23/2015	Dex Media Holdings, Inc.
Yuma, AZ Telephone Directory 003920/R308	Text	TX0008034639	3/16/2015	Dex Media Holdings, Inc.
Yuma Plus, AZ Telephone Directory 108095/R17043	Text	TX0008034283	3/16/2015	Dex Media Holdings, Inc.
CLACKAMAS COUNTY, OR 061649/R6025	Text	TX0008322407	7/26/2016	Dex Media
ABERDEEN, WA 077010/R7189	Text	TX0008274633	5/23/2016	Dex Media Holdings, Inc.
Alamogordo, NM 0480101/R3780	Text	TX0008297853	6/13/2016	Dex Media Holdings, Inc.
Albany, OR, 061010/R5965 Telephone Directory	Text	TX0008205390	1/8/2016	Dex Media Holdings, Inc.
ALBUQUERQUE, NM 048050/R3783	Text	TX0008172305	3/11/2016	Dex Media Holdings, Inc.
ALGONA, IA 025030/R1264	Text	TX0008284330	5/23/2016	Dex Media Holdings, Inc.
ALLIANCE CHANDRON, NE 044549/R3658	Text	TX0008246071	3/18/2016	Dex Media Holdings, Inc.
ATLANTIC, IA 025092 /R1271	Text	TX0008256332	3/29/2016	Dex Media Holdings, Inc.
BAKER CITY, OR 061055/R5968	Text	TX0008312496	8/3/2016	Dex Media Holdings, Inc.
BELLINGHAM, WA Telephone Directory 2016 077062/R7207	Text	TX0008328706	7/28/2016	Dex Media Holdings, Inc.
BILLINGS, MT 042129/R3400	Text	TX0008255486	3/30/2016	Dex Media Holdings, Inc.
BISMARK MANDAN, ND 055210/R3583	Text	TX0008171309	2/23/2016	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
BLACKFOOF/SHELLEY, ID 017094/R1456	Text	TX0008333060	10/24/2016	Dex Media Holdings, Inc.
BOISE, ID 017122/R1458	Text	TX0008239490	3/3/2016	Dex Media Holdings, Inc.
BOULDER, CO 008052/R740	Text	TX0008284347	5/23/2016	Dex Media Holdings, Inc.
BOZEMAN, MT 042163/R3405	Text	TX0008318235	8/29/2016	Dex Media Holdings, Inc.
Brainerd Lakes, MN 038120/R2789	Text	TX0008302123	6/24/2016	Dex Media Holdings, Inc.
BUTTE, MT 042248/R3406	Text	TX0008312497	8/3/2016	Dex Media Holdings, Inc.
Canon City, CO Telephone Directory 2016 008156/R744	Text	TX0008301789	6/17/2016	Dex Media Holdings, Inc.
CARROLL/GLIDDEN IA 025235/R1283	Text	TX0008250893	3/2/2016	Dex Media Holdings, Inc.
CASA GRANDE, AZ 003120/R235	Text	TX0008250824	3/2/2016	Dex Media Holdings, Inc.
Cedar Rapids, IA 025256/R1287	Text	TX0008302096	6/17/2016	Dex Media Holdings, Inc.
CENTRALIA/CHEHALIS, WA 077114/R7213	Text	TX0008231582	2/23/2016	Dex Media Holdings, Inc.
CHEYENNE, WY 083125/R7664	Text	TX0008318199	8/22/2016	Dex Media Holdings, Inc.
CLARK COUNTY WA 077846/R7330	Text	TX0008234690	2/22/2016	Dex Media Holdings, Inc.
Clinton/Camanche, IA 025338/R1294	Text	TX0008296065	6/13/2016	Dex Media Holdings, Inc.
CLOQUET, MN 038076/R2778	Text	TX0008224386	7/28/2016	Dex Media Holdings, Inc.
CLOVIS/PORTALES NM TELEPHONE DIRECTORY 048244/R3790	Text	TX0008283359	5/9/2016	Dex Media Holdings, Inc.
COCHISE COUNTY, AZ 003145/R240	Text	TX0008240029	3/3/2016	Dex Media Holdings, Inc.
COLORADO SPRINGS, CO 008208/R751	Text	TX0008256321	3/29/2016	Dex Media Holdings, Inc.
Corvallis, OR 061195/R5981	Text	TX0008205608	1/8/2016	Dex Media Holdings, Inc.
DECORAH-ELKADER, IA 025441/R1303	Text	TX0008235265	2/22/2016	Dex Media Holdings, Inc.
Detroit Lakes, MN 038212/R2810	Text	TX0008301139	6/17/2016	Dex Media Holdings, Inc.
DICKINSON, ND 055572/R3607	Text	TX0008274886	3/30/2016	Dex Media Holdings, Inc.
Directory Name,St Telephone Directory Book Code	Text	TX0008274920	4/18/2016	Dex Media Holdings, Inc.
East Central MN Telephone Directory, 2016 038156/R2797	Text	TX0008302717	6/24/2016	Dex Media Holdings, Inc.
EASTERN MONTANA, MT 043180/R3418	Text	TX0008231571	2/23/2016	Dex Media Holdings, Inc.
EVERGREEN, CO, Issued April 2016, 008338/R774	Text	TX0008250701	5/12/2016	Dex Media Holdings, Inc.
FARGO/MOORHEAD, ND 055272/R3592	Text	TX0008192707	4/25/2016	Dex Media Holdings, Inc.
FLORENCE/COOIDGE, AZ 003120/R17093	Text	TX0008250842	3/2/2016	Dex Media Holdings, Inc.
Fort Collins, CO Telephone Directory Issued 2016 008364/R776	Text	TX0008291393	6/1/2016	Dex Media Holdings, Inc.
FORT MADISON-KEOKUK, IA 0257071A R1331	Text	TX0008252645	3/16/2016	Dex Media Holdings, Inc.
GLACIAL LAKES,SD 067521/R6404	Text	TX0008171308	2/23/2016	Dex Media Holdings, Inc.
GLENWOOD, MN 038316/R2826	Text	TX0008312489	8/3/2016	Dex Media Holdings, Inc.
GLOBE/MIAMI AZ 003320/R252	Text	TX0008277934	5/2/2016	Dex Media Holdings, Inc.
Grafton ND 055315/R3596	Text	TX0008283296	5/23/2016	Dex Media Holdings, Inc.
GRAND JUNCTION, CO 008468/R781	Text	TX0008271612	5/12/2016	Dex Media Holdings, Inc.
GRANTS PASS ROGUE RIVER, OR 061282/R5995	Text	TX0008323177	10/24/2016	Dex Media Holdings, Inc.
Helena, MT Telephone Directory 2016 042904/R3413	Text	TX0008301833	6/24/2016	Dex Media Holdings, Inc.
HEPPNER, OH, IONE, LEXINGTON, Telephone Directory, Issued March 2016, 061338/R6031	Text	TX0008255473	3/30/2016	Dex Media Holdings, Inc.
HERMISTON, OR 061338/R6030	Text	TX0008255846	3/24/2016	Dex Media Holdings, Inc.
IDAHO FALL, ID 017402/R1465	Text	TX0008255343	3/24/2016	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
IDAHO SPRINGS, CO 008572/R788	Text	TX0008283335	5/9/2016	Dex Media Holdings, Inc.
IOWA FALLS-HAMPTON, IA 025953/R1351	Text	TX0008274665	5/23/2016	Dex Media Holdings, Inc.
JACKSON, WY 083950/R7692	Text	TX0008318739	8/29/2016	Dex Media Holdings, Inc.
LA JUNTA, CO 008624/R790	Text	TX0008312490	8/3/2016	Dex Media Holdings, Inc.
LAMAR, CO, Telephone Directory, Issued July 2016, 008650/R791	Text	TX0008314583	8/3/2016	Dex Media Holdings, Inc.
LANDER/RIVERTON, WY 083410/R7676	Text	TX0008255876	3/30/2016	Dex Media Holdings, Inc.
LARAMIE ROCK RIVER, WY 083445/R7677	Text	TX0008171312	2/23/2016	Dex Media Holdings, Inc.
LAS CRUCES, NM 048419/R3804	Text	TX0008274928	4/18/2016	Dex Media Holdings, Inc.
LEWISTON-CLARKSTON, ID 017486/R1469	Text	TX0008294529	2/22/2016	Dex Media Holdings, Inc.
LEWISTOWN, MT 043010/R3415	Text	TX0008333061	10/24/2016	Dex Media Holdings, Inc.
LIMON BURLINGTON, CO 008130/R743	Text	TX0008192527	3/11/2016	Dex Media Holdings, Inc.
LITTLE FALLS, MN 038424/R2858	Text	TX0008252643	3/16/2016	Dex Media Holdings, Inc.
LONGMONT, CO 008702/R974	Text	TX0008284345	5/23/2016	Dex Media Holdings, Inc.
LONGVIEW, WA 077410/R7251	Text	TX0008318237	8/29/2016	Dex Media Holdings, Inc.
Loveland/Berthoud, CO Telephone Directory Issued May 2016 008728/R795	Text	TX0008291487	6/1/2016	Dex Media Holdings, Inc.
MARICOPA, AZ 003120/R17094	Text	TX0008250828	3/2/2016	Dex Media Holdings, Inc.
MARSHALLTOWN, IA 026158/R1372	Text	TX0008192758	4/25/2016	Dex Media Holdings, Inc.
MEDFORD, OR 061440/R6011	Text	TX0008313004	8/3/2016	Dex Media Holdings, Inc.
METRO DENVER, CO	Text	TX0008240020	3/3/2016	Dex Media Holdings, Inc.
Minnesota NW, MN Telephone Directory 038474/R2872	Text	TX0008291476	6/1/2016	Dex Media Holdings, Inc.
MISSOULA, MT, Telephone Directory, Issued March 2016, 043197/R3419	Text	TX0008255481	3/30/2016	Dex Media Holdings, Inc.
Montrose, CO Telephone Directory 2016 008750/R796	Text	TX0008301470	6/17/2016	Dex Media Holdings, Inc.
Mountain Home, ID, Telephone Directory, Issued March 2016, 017598/R1472	Text	TX0008254608	3/16/2016	Dex Media Holdings, Inc.
MUSCATINE, IA 026241/R1384	Text	TX0008297843	6/13/2016	Dex Media Holdings, Inc.
North Dakota, ND Telephone Directory 2016 055829/R3614	Text	TX0008328668	7/28/2016	Dex Media Holdings, Inc.
NORTHEAST, CO 008858/R812	Text	TX0008224393	7/28/2016	Dex Media Holdings, Inc.
Northern Hills, SD 067023/R6381	Text	TX0008298070	6/13/2016	Dex Media Holdings, Inc.
Northern Oregon Coast 061037/R5966	Text	TX0008331328	7/26/2016	Dex Media Holdings, Inc.
OTTUMWA, IA 026436/R1402	Text	TX0008192689	4/25/2016	Dex Media Holdings, Inc.
PAYSON/PINE/STRAWBERRY, AZ 003545/R276	Text	TX0008277926	5/2/2016	Dex Media Holdings, Inc.
PENDLETON, OR 061667/R6029	Text	TX0008255840	3/24/2016	Dex Media Holdings, Inc.
PHOENIX YP, AZ 003570/R17120	Text	TX0008319620	8/10/2016	Dex Media Holdings, Inc.
POULSBO/SUQUAMISH/SILVERDALE/BAINBRIDGE ISLAND/CENTRAL & NORTH KITSAP, WA 077578/R7278	Text	TX0008333069	10/24/2016	Dex Media Holdings, Inc.
PRESCOTT, AZ 003620/R281	Text	TX0008276177	4/27/2016	Dex Media Holdings, Inc.
PRICE-HELPER, UT 074710/R7048	Text	TX0008192770	4/25/2016	Dex Media Holdings, Inc.
PROVO-OREM, UT 074726/R7049	Text	TX0008234696	2/22/2016	Dex Media Holdings, Inc.
PUYALLUP, WA 077602/R7279	Text	TX0008319622	8/10/2016	Dex Media Holdings, Inc.
Rapid City, SD 067065/R6387	Text	TX0008296049	6/13/2016	Dex Media Holdings, Inc.
Rawlins, WY, Telephone Directory, Issued July 2016, 083600/R7684	Text	TX0008314565	8/3/2016	Dex Media Holdings, Inc.
Red Wing, MN Telephone Directory Issued May 2016 038605/R2905	Text	TX0008291500	6/1/2016	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

Title	Type of Work	Registration No.	Registration Date	Copyright Claimant
RIO RANCHO, NM, Telephone Directory, Issued February 2016, 048606	Text	TX0008256964	2/29/2016	Dex Media Holdings, Inc.
ROCHESTER, MN 038617/R2910	Text	TX0008274486	4/19/2016	Dex Media Holdings, Inc.
SALEM, OR 061772/R6040	Text	TX0008318238	8/29/2016	Dex Media Holdings, Inc.
Salida/Buena Vista, Telephone Directory 2016 CO 008806/R806	Text	TX0008305683	6/24/2016	Dex Media Holdings, Inc.
SAUK CENTRE, MN 038677/R2928	Text	TX0008224392	7/28/2016	Dex Media Holdings, Inc.
SOCORRO, NM 048809/R3821	Text	TX0008284340	5/23/2016	Dex Media Holdings, Inc.
SODA SPRINGS, ID 017878/R1486	Text	TX0008240381	3/2/2016	Dex Media Holdings, Inc.
SOUTH DAKOTA, SD 067651/R12553	Text	TX0008277824	5/2/2016	Dex Media Holdings, Inc.
Spencer and Iowa Great Lakes, IA Telephone Directory 2016 025955/R1353	Text	TX0008301831	6/24/2016	Dex Media Holdings, Inc.
ST. HELENS, OR 061755/R6039	Text	TX0008313608	8/22/2016	Dex Media Holdings, Inc.
STEPHENVILLE REGIONAL, TX 073136/R6966	Text	TX0008225709	2/4/2016	Dex Media Holdings, Inc.
STORM LAKE CHEROKEE, IA 026774/R1429	Text	TX0008277721	5/2/2016	Dex Media Holdings, Inc.
TACOMA, WA, Telephone Directory, Issued July 2016, 077774/R7317	Text	TX0008311497	8/18/2016	Dex Media Holdings, Inc.
Trinidad/Aguilar Branson/Weston, CO Telephone Directory 2016 08884/R814	Text	TX0008305681	6/24/2016	Dex Media Holdings, Inc.
Twin Falls/Burley, ID 017906/R1491	Text	TX0008298113	6/13/2016	Dex Media Holdings, Inc.
UINTAH BASIN, UT 074950/R7061	Text	TX0008255912	3/24/2016	Dex Media Holdings, Inc.
WALLA WALLA, WA Issued April 2016 077870/R7335	Text	TX0008250666	5/12/2016	Dex Media Holdings, Inc.
WALSENBURG, CO, Telephone Directory, Issued July 2016, 008936/R817	Text	TX0008314567	8/3/2016	Dex Media Holdings, Inc.
WEBSTER CITY, IA 026938/R1443	Text	TX0008231587	2/23/2016	Dex Media Holdings, Inc.
WICKENBURG, AZ 003820/R304	Text	TX0008249772	3/18/2016	Dex Media Holdings, Inc.
WILLISTON, ND 055922/R3618	Text	TX0008274488	5/23/2016	Dex Media Holdings, Inc.
Winslow, AZ Telephone Directory 2016 003870/R306	Text	TX0008301815	6/24/2016	Dex Media Holdings, Inc.
YAKIMA VALLEY, WA 077930/R7341	Text	TX0008240028	3/3/2016	Dex Media Holdings, Inc.
YANKTON, SD 067780/R6417	Text	TX0008217456	1/22/2016	Dex Media Holdings, Inc.
YUMA, AZ 003920/R308	Text	TX0008274927	4/18/2016	Dex Media Holdings, Inc.

Annex 3 to Guarantee and Collateral Agreement

PATENTS AND PATENT APPLICATIONS

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
Dex Media, Inc.	SYSTEM AND METHOD FOR DATA WAREHOUSING AND ANALYTICS ON A DISTRIBUTED FILE SYSTEM	US	12/249,780	10/10/2008	7,917,463	3/29/2011	ISSUED
Dex Media, Inc.	METHOD AND SYSTEM FOR MANAGING DELIVERY OF LEADS AND BIDDING	US	13/706,969	12/6/2012	9,842,347	12/12/2017	ISSUED
Dex Media, Inc.	DATABASE RECONCILIATION METHOD AND SYSTEM	US	09/476,597	12/31/1999	6,496,838	12/17/2002	ISSUED
Daniel Pride Dex Media, Inc.	SYSTEM AND METHOD FOR DEMONSTRATION OF DYNAMIC WEB SITES WITH INTEGRATED DATABASE WITHOUT CONNECTING TO A NETWORK	US	09/471,836	12/23/1999	6,608,634	8/19/2003	ISSUED
Dex Media, Inc.	METHOD & SYSTEM FOR ENHANCED WEB PAGE DELIVERY	US	09/845,575	4/30/2001	7,260,774	8/21/2007	ISSUED
Dex Media, Inc.	METHOD AND SYSTEM FOR ENHANCED WEB PAGE DELIVERY AND VISITOR TRACKING	US	11/478,800	6/30/2006	8,701,016	4/15/2014	ISSUED
Dex Media, Inc.	CLICK FRAUD PREVENTION SYSTEM AND METHOD	US	11/343,112	1/30/2006	7,917,491	3/29/2011	ISSUED
Dex Media, Inc.	SYSTEM AND METHOD OF DYNAMICALLY GENERATING AN ELECTRONIC DOCUMENT BASED UPON DATA ANALYSIS	US	09/456,784	12/8/1999	6,654,754	11/25/2003	ISSUED
Dex Media, Inc.	SYSTEM AND METHOD OF PROVIDING MULTIPLE ITEMS OF INDEX INFORMATION FOR A SINGLE DATA OBJECT	US	09/456,777	12/8/1999	7,062,707	6/13/2006	ISSUED
Dex Media, Inc.	BID MANAGEMENT OPTIMIZATION SYSTEM AND APPARATUS	US	10/883,556	7/1/2004	7,788,159	8/31/2010	ISSUED
Dex Media, Inc.	INFORMATION DISTRIBUTION SYSTEM	US	10/680,952	10/8/2003	7,050,990	5/23/2006	ISSUED
Dex Media, Inc.	INFORMATION DISTRIBUTION SYSTEM AND METHOD THAT PROVIDES FOR ENHANCED DISPLAY FORMATS	US	10/801,156	3/15/2004	7,974,878	7/5/2011	ISSUED
Dex Media, Inc.	INFORMATION DISTRIBUTION SYSTEM AND METHOD UTILIZING A POSITION ADJUSTMENT FACTOR	US	10/800,887	3/15/2004	7,822,661	10/26/2010	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
Dex Media, Inc.	INFORMATION DISTRIBUTION SYSTEM	US	11/340,647	1/27/2006	7,974,879	7/5/2011	ISSUED
Dex Media, Inc.	BUSINESS RATING PLACEMENT HEURISTIC	US	10/948,425	9/23/2004	7,516,086	4/7/2009	ISSUED
Dex Media, Inc.	INTEGRATED PAY PER CLICK AND PAY PER CALL LISTINGS	US	11/180,123	7/13/2005	8,239,273	8/7/2012	ISSUED
Dex Media, Inc.	DYNAMIC PAY PER CALL LISTINGS	US	11/180,136	7/13/2005	7,689,466	3/30/2010	ISSUED
Dex Media, Inc.	ORGANIZING SEARCH RESULTS	US	12/031,028	2/14/2008	8,898,130	11/25/2014	ISSUED
Dex Media, Inc.	CLICK-THROUGH RATE ADJUSTMENTS	US	12/031,098	2/14/2008	8,898,131	11/25/2014	ISSUED
Dex Media, Inc.	OPTIMIZED BIDDING FOR PAY-PER-CLICK LISTINGS	US	12/031,124	2/14/2008	8,244,585	8/14/2012	ISSUED
Dex Media, Inc.	BUSINESS RATING PLACEMENT HEURISTIC	US	12/371,373	2/13/2009	8,224,704	7/17/2012	ISSUED
Dex Media, Inc.	DISTRIBUTION FOR ONLINE LISTINGS	US	12/640,155	12/17/2009	8,239,393	8/7/2012	ISSUED
Dex Media, Inc.	RANKING ONLINE LISTINGS	US	12/767,057	4/26/2010	8,732,177	5/20/2014	ISSUED
Dex Media, Inc.	BID MANAGEMENT OPTIMIZATION	US	12/846,037	7/29/2010	8,190,508	5/29/2012	ISSUED
Could not confirm – Application has yet to be published	LISTING PAIRS	US	11/776,622	7/12/2007			PENDING Could not confirm – Application has yet to be published
Dex Media, Inc.	PRICING FOR ONLINE LISTINGS	US	12/640,099	12/17/2009	9,305,098	4/5/2016	ISSUED
Could not confirm – Application has yet to be published	COSTING ONLINE LISTINGS	US	12/767,079	4/26/2010			PENDING Could not confirm – Application has yet to be published
Could not confirm – Application has yet to be published	DISTRIBUTION FOR ONLINE LISTINGS	US	13/539,832	7/2/2012			PENDING Could not confirm – Application has yet to be published

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
Could not confirm – Application has yet to be published	METHOD AND SYSTEM FOR LEAD BUDGET ALLOCATION AND OPTIMIZATION ON A MULTI-CHANNEL MULTI-MEDIA CAMPAIGN MANAGEMENT AND PAYMENT PLATFORM	US	62/673,672	5/18/2018			PENDING Could not confirm – Application has yet to be published
YellowPages.com LLC	METHOD AND APPARATUS FOR PROVIDING GROUP CALLS VIA THE INTERNET	US	09/635,506	8/9/2000	6,865,540	3/8/2005	ISSUED
YellowPages.com LLC	METHOD, APPARATUS AND SYSTEM FOR MARKETING, DELIVERING, AND COLLECTING PAYMENT FOR INFORMATION	US	09/705,388	11/2/2000	7,542,936	6/2/2009	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR AN ONLINE SPEAKER PATCH-THROUGH	US	09/764,021	1/16/2001	7,289,623	10/30/2007	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR AN ONLINE SPEAKER PATCH-THROUGH	US	11/775,207	7/9/2007	8,027,453	9/27/2011	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR SPECIFYING AND OBTAINING SERVICES THROUGH VOICE COMMANDS	US	09/702,217	10/30/2000	6,636,590	10/21/2003	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	10/956,771	10/1/2004	7,224,781	5/29/2007	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	11/691,372	3/26/2007	7,453,998	11/18/2008	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR SPECIFYING AND OBTAINING SERVICES THROUGH AN AUDIO TRANSMISSION MEDIUM	US	10/015,968	12/6/2001	7,475,149	1/6/2009	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	12/240,807	9/29/2008	7,995,723	8/9/2011	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	10/956,571	10/1/2004	8,468,050	6/18/2013	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR RECRUITING, COMMUNICATING WITH, AND PAYING PARTICIPANTS OF INTERACTIVE ADVERTISING	US	13/866,838	4/19/2013	8,843,392	9/23/2014	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	APPARATUS AND METHOD FOR ENSURING A REAL-TIME CONNECTION BETWEEN USERS AND SELECTED SERVICE PROVIDER USING VOICE MAIL	US	09/947,591	9/5/2001	6,704,403	3/9/2004	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR ENSURING A REAL-TIME CONNECTION BETWEEN USERS AND SELECTED SERVICE PROVIDER USING VOICE MAIL	US	10/611,050	7/1/2003	7,289,612	10/30/2007	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR ENSURING A REAL-TIME CONNECTION BETWEEN USERS AND SELECTED SERVICE PROVIDER USING VOICE MAIL	US	11/927,534	10/29/2007	7,657,013	2/2/2010	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR ENSURING A REAL-TIME CONNECTION BETWEEN USERS AND SELECTED SERVICE PROVIDER USING VOICE MAIL	US	12/606,932	10/27/2009	8,204,191	6/19/2012	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR ENSURING A REAL-TIME CONNECTION BETWEEN USERS AND SELECTED SERVICE PROVIDER USING VOICE MAIL	US	13/494,819	6/12/2012	8,731,157	5/20/2014	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR ONLINE ADVICE CUSTOMER RELATIONSHIP MANAGEMENT	US	10/021,877	12/14/2001	7,580,850	8/25/2009	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR ONLINE ADVICE CUSTOMER RELATIONSHIP MANAGEMENT	US	12/270,460	11/13/2008	8,831,965	9/9/2014	ISSUED
YellowPages.com LLC	APPARATUS AND METHOD FOR SCHEDULING LIVE ADVICE COMMUNICATION WITH A SELECTED SERVICE PROVIDER	US	10/032,518	12/27/2001	7,937,439	5/3/2011	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR SCHEDULING PAY-PER-CALL ADVERTISING	US	11/467,129	8/24/2006	9,183,545	11/10/2015	ISSUED
YellowPages.com LLC	SYSTEM FOR PROVDING SERVICES IN REAL-TIME OVERTHE INTERNET	US	09/565,587	5/4/2000	6,519,570	2/11/2003	ISSUED
YellowPages.com LLC	SYSTEM FOR PROVDING SERVICES IN REAL-TIME OVERTHE INTERNET	US	09/522,322	3/9/2000	7,308,422	12/11/2007	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	METHOD AND APPARATUS TO CONNECT CONSUMER TO EXPERT	US	09/488,130	1/2/2000	6,223,165	4/24/2001	ISSUED
YellowPages.com LLC	ASSISTANCE METHOD AND APPARATUS	US	09/733,872	12/8/2000	6,523,010	2/18/2003	ISSUED
YellowPages.com LLC	ASSISTANCE METHOD AND APPARATUS	US	09/782,984	2/13/2001	6,546,372	4/8/2003	ISSUED
YellowPages.com LLC	ASSISTANCE METHOD AND APPARATUS	US	09/782,925	2/13/2001	6,549,889	4/15/2003	ISSUED
YellowPages.com LLC	ASSISTANCE METHOD AND APPARATUS	US	10/107,743	3/26/2002	6,801,899	10/5/2004	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	10/951,502	9/27/2004	7,249,045	7/24/2007	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	11/772,525	7/2/2007	7,729,938	6/1/2010	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	12/768,664	4/27/2010	8,396,735	3/12/2013	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM TO CONNECT CONSUMERS TO INFORMATION	US	13/786,201	3/5/2013	9,060,063	6/16/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS FOR ARRANGING A CALL	US	10/460,776	6/12/2003	7,359,498	4/15/2008	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS FOR ARRANGING A CALL	US	12/026,488	2/5/2008	7,519,170	4/14/2009	ISSUED
YellowPages.com LLC	ARRANGING A CALL METHOD AND APPARATUS FOR PRIORITIZING A LISTING OF INFORMATION PROVIDERS	US	10/465,770	6/18/2003	7,698,183	4/13/2010	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS FOR PRIORITIZING A LISTING OF INFORMATION PROVIDERS	US	12/534,770	8/3/2009	8,027,898	9/27/2011	ISSUED
YellowPages.com LLC	GATE KEEPER	US	10/923,396	8/20/2004	7,886,009	2/8/2011	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO MANAGE A QUEUE OF PEOPLE REQUESTING REAL TIME COMMUNICATION CONNECTIONS	US	11/467,146	8/24/2006	9,197,479	11/24/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE CONNECTIONS VIA CALLBACK ACCEPTANCE	US	14/725,438	5/29/2015	9,704,182	7/11/2017	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE CONNECTIONS VIA CALLBACK ACCEPTANCE	US	15/616,147	6/7/2017	10,089,658	10/2/2018	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE CONNECTIONS VIA CALLBACK ACCEPTANCE	US	11/697,932	4/9/2007	9,106,704	8/11/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO ARRANGE CALL BACK	US	11/329,677	1/10/2006	7,720,091	5/18/2010	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO BLOCK COMMUNICATION CALLS	US	11/624,641	1/18/2007	8,077,849	12/13/2011	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE AVAILABILITY INDICATION	US	11/329,459	1/10/2006	8,125,931	2/28/2012	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT BUYERS AND SELLERS	US	11/692,739	3/28/2007	9,106,473	8/11/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION CONNECTIONS	US	11/668,881	1/30/2007	8,437,256	5/7/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION CONNECTIONS	US	13/850,188	3/25/2013	8,937,887	1/20/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONFIRM INITIATION OF A CALLBACK	US	11/678,012	2/22/2007	8,451,825	5/28/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONFIRM INITIATION OF A CALLBACK	US	13/868,903	4/23/2013	9,462,121	10/4/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO MANAGE PRIVILEGE TO SPEAK	US	11/696,156	4/3/2007	8,681,778	3/25/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONVERT A CALL GENERATED FROM AN ADVERTISEMENT	US	11/467,148	8/24/2006	9,183,559	11/10/2015	ISSUED
YP LLC	SYSTEMS AND METHOD FOR RAPID PRESENTATION OF STRUCTURED DIGITAL CONTENT ITEMS	US	09/895,989	6/29/2001	7,404,142	7/2/2008	ISSUED
YP LLC	SYSTEM AND METHOD FOR RAPID PRESENTATION OF STRUCTURED DIGITAL CONTENT ITEMS	US	12/176,499	7/21/2008	7,730,397	6/1/2010	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO CONNECT USERS OF MOBILE DEVICES TO ADVERTISERS	US	12/027,208	2/6/2008	8,843,107	9/23/2014	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE SEARCHES	US	11/696,151	4/3/2007	8,837,710	9/16/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE COMMUNICATIONS	US	12/027,144	2/6/2008	9,209,984	12/8/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE REAL TIME COMMUNICATIONS AND COMMERCE VIA ANSWERS TO QUESTIONS	US	12/101,098	4/10/2008	9,424,581	8/23/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE REAL TIME COMMUNICATIONS AND COMMERCE VIA ANSWERS TO QUESTIONS	US	15/212,630	7/18/2016	9,836,767	12/5/2017	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE REAL TIME COMMUNICATIONS AND COMMERCE VIA A SOCIAL NETWORK	US	12/098,382	4/4/2008	8,452,655	5/28/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE REAL TIME COMMUNICATIONS AND COMMERCE VIA A SOCIAL NETWORK	US	13/866,995	4/19/2013	9,407,594	8/2/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE REAL TIME COMMUNICATIONS BETWEEN MEMBERS OF A SOCIAL NETWORK	US	12/098,387	4/4/2008	8,473,386	6/25/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE REAL TIME COMMUNICATIONS BETWEEN MEMBERS OF A SOCIAL NETWORK	US	13/900,234	5/22/2013	9,100,359	8/4/2015	ISSUED
YellowPages.com LLC	METHODS AND SYSTEMS TO CONNECT PEOPLE VIA VIRTUAL REALITY FOR REAL TIME COMMUNICATIONS	US	11/737,975	4/20/2007	{2008-0262910}	{10/23/2008}	PUBLISHED (On Appeal)
YellowPages.com LLC	METHODS AND SYSTEMS TO DETERMINE AVAILABILITY FOR REAL TIME COMMUNICATIONS VIA VIRTUAL REALITY	US	11/738,300	4/20/2007	{2008-0263459}	{10/23/2008}	PUBLISHED (On Appeal)

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	METHODS AND SYSTEMS TO FACILITATE REAL TIME COMMUNICATIONS IN VIRTUAL REALITY	US	11/738,235	4/20/2007	8,601,386	12/3/2013	ISSUED
YellowPages.com LLC	METHODS AND SYSTEMS TO FACILITATE REAL TIME COMMUNICATIONS IN VIRTUAL REALITY	US	14/066,438	10/29/2013	8,924,880	12/30/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE ADVERTISEMENTS FOR REAL TIME COMMUNICATIONS	US	14/753,996	6/29/2015	{2016-0012476}	{1/14/2016}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE ADVERTISEMENTS FOR REAL TIME COMMUNICATIONS	US	12/114,556	5/2/2008	9,105,032	8/11/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION REFERENCES BASED ON RECOMMENDATIONS TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	12/121,676	5/15/2008	8,320,368	11/27/2012	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION REFERENCES BASED ON RECOMMENDATIONS TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	13/666,771	11/1/2012	8,837,466	9/16/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE THE SPECIFICATION OF A COMPLEX GEOGRAPHIC AREA	US	11/862,111	9/26/2007	{2008-0313039}	{12/18/2008}	Abandoned – Failure to pay Issue Fee
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION REFERENCES FROM DIFFERENT SOURCES TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	11/863,208	9/27/2007	9,026,515	5/5/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION REFERENCES TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	12/121,670	5/15/2008	9,277,019	3/1/2016	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE TELEPHONIC CONNECTIONS VIA CONCURRENT CALLS	US	11/864,808	9/28/2007	8,532,276	9/10/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE TELEPHONIC CONNECTIONS VIA CONCURRENT CALLS	US	13/972,626	8/21/2013	9,300,703	3/29/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO GENERATE LEADS TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	12/130,960	5/30/2008	9,767,510	9/19/2017	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO GENERATE LEADS TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	15/680,709	8/18/2017	{2018-0012294}	{1/11/2018}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE INFORMATION VIA CONNECTIONS FOR REAL TIME COMMUNICATIONS BETWEEN PEOPLE	US	12/127,363	5/27/2008	8,280,018	10/2/2012	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE INFORMATION VIA CONNECTIONS FOR REAL TIME COMMUNICATIONS BETWEEN PEOPLE	US	13/603,067	9/4/2012	8,687,783	4/1/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS FOR DYNAMIC PAY FOR PERFORMANCE ADVERTISEMENTS	US	12/127,585	5/27/2008	8,934,614	1/13/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION CONNECTIONS VIA PARTNERS	US	12/127,713	5/27/2008	8,185,437	5/22/2012	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE COMMUNICATION CONNECTIONS VIA PARTNERS	US	13/470,159	5/11/2012	9,092,793	7/28/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO DYNAMICALLY GENERATE LISTINGS TO SELECTIVELY TRACK USER RESPONSES	US	11/960,638	12/19/2007	10,147,099	12/4/2018	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS VIA DIRECTORY ASSISTANCE	US	12/128,571	5/28/2008	8,724,789	5/13/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE INFORMATION AND CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	11/876,704	10/22/2007	8,838,476	9/16/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT MEMBERS OF A SOCIAL NETWORK FOR REAL TIME COMMUNICATION	US	14/737,109	6/11/2015	9,787,728	10/10/2017	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT MEMBERS OF A SOCIAL NETWORK FOR REAL TIME COMMUNICATION	US	12/130,894	5/30/2008	8,295,465	10/23/2012	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT MEMBERS OF A SOCIAL NETWORK FOR REAL TIME COMMUNICATION	US	13/631,221	9/28/2012	9,094,506	7/28/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT FOR REAL TIME COMMUNICATIONS	US	12/130,984	5/30/2008	8,515,035	8/20/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS	US	13/945,845	7/18/2013	9,152,976	10/6/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE ALTERNATIVE CONNECTIONS FOR REAL TIME COMMUNICATIONS	US	12/130,987	5/30/2008	8,554,617	10/8/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE ALTERNATIVE CONNECTIONS FOR REAL TIME COMMUNICATIONS	US	14/023,240	9/10/2013	9,286,626	3/15/2016	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO INITIATE TELEPHONE CONNECTIONS	US	12/130,901	5/30/2008	9,237,213	1/12/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE SEARCH BASED ON SOCIAL GRAPHS AND AFFINITY GROUPS	US	12/116,169	5/6/2008	8,417,698	4/9/2013	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE SEARCHES BASED ON SOCIAL GRAPHS AND AFFINITY GROUPS	US	13/841,695	3/15/2013	8,868,552	10/21/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE SEARCHES BASED ON SOCIAL GRAPHS AND AFFINITY GROUPS	US	14/516,875	10/17/2014	9,147,220	9/29/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT PEOPLE VIA VIDEOS FOR REAL TIME COMMUNICATIONS	US	12/117,697	5/8/2008	8,504,426	8/6/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONTROL WEB SCRAPING	US	12/122,598	5/16/2008	8,595,847	11/26/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONTROL WEB SCRAPING	US	14/061,633	10/23/2013	9,385,928	7/5/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PRESENT SEARCH RESULTS OF BUSINESS LISTINGS	US	12/135,090	6/6/2008	8,700,447	4/15/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PLAN EVENTS AT DIFFERENT LOCATIONS	US	14/645,252	3/11/2015	9,842,318	12/12/2017	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PLAN EVENTS AT DIFFERENT LOCATIONS	US	14/716,804	5/19/2015	9,836,197	12/5/2017	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PLAN EVENTS AT DIFFERENT LOCATIONS	US	12/135,098	6/6/2008	9,043,431	5/26/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PLAN EVENTS AT DIFFERENT LOCATIONS	US	12/165,566	6/30/2008	9,047,591	6/2/2015	ISSUED
Verve Wireless, Inc.	SYSTEM AND METHOD OF PERFORMING LOCATION ANALYTICS	US	14/595,942	1/13/2015	9,571,962	2/14/2017	ISSUED
Verve Wireless, Inc.	SYSTEM AND METHOD OF PERFORMING LOCATION ANALYTICS	US	13/304,111	11/23/2011	8,959,098	2/17/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE SEARCHES OF COMMUNICATION REFERENCES	US	12/114,603	5/2/2008	8,396,054	3/12/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE SEARCHES OF COMMUNICATION REFERENCES	US	13/786,040	3/5/2013	8,848,696	9/30/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO FACILITATE SEARCH OF BUSINESS ENTITIES	US	12/186,482	8/5/2008	9,177,068	11/3/2015	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO SORT INFORMATION RELATED TO ENTITIES HAVING DIFFERENT LOCATIONS	US	12/186,486	8/5/2008	8,423,536	4/16/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO SORT INFORMATION RELATED TO ENTITIES HAVING DIFFERENT LOCATIONS	US	13/830,383	3/14/2013	8,676,789	3/18/2014	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS TO PROVIDE PAY-PER-CALL PERFORMANCE BASED ADVERTISING	US	10/679,982	10/6/2003	7,120,235	10/10/2006	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR PAY-PER-CALL ADVERTISING IN MOBILE/WIRELESS APPLICATIONS	US	11/077,655	3/10/2005	7,428,497	9/23/2008	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR OFFLINE SELECTION OF PAY-PER-CALL ADVERTISERS	US	11/092,309	3/28/2005	7,366,683	4/29/2008	ISSUED
YellowPages.com LLC	METHODS AND APPARATUS FOR PAY-PER-CALL ADVERTISING AND BILLING	US	11/490,709	7/21/2006	7,505,920	3/17/2009	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS TO PROVIDE PAY-PER-CALL PERFORMANCE BASED ADVERTISING	US	11/508,015	8/21/2006	7,876,886	1/25/2011	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR PROVIDING ADVERTISEMENT	US	11/624,631	1/18/2007	9,984,377	5/29/2018	ISSUED
YellowPages.com LLC	METHOD AND APPARATUSES FOR OFFLINE SELECTION OF PAY-PER-CALL ADVERTISERS	US	12/062,425	4/3/2008	8,209,225	6/26/2012	ISSUED
YellowPages.com LLC	METHODS AND APPARATUS FOR PAY-PER-CALL ADVERTISING AND BILLING	US	12/269,010	11/11/2008	10,074,110	9/11/2018	ISSUED
YellowPages.com LLC	METHOD AND APPARATUSES FOR OFFLINE SELECTION OF PAY-PER-CALL ADVERTISERS	US	13/517,754	6/14/2012	8,521,596	8/27/2013	ISSUED
YellowPages.com LLC	METHOD AND APPARATUSES FOR OFFLINE SELECTION OF PAY-PER-CALL ADVERTISERS	US	13/961,779	8/7/2013	10,102,548	10/16/2018	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS TO PROVIDE PAY-PER-CALL ADVERTISING AND BILLING	US	10/872,117	6/17/2004	8,024,224	9/20/2011	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	METHOD AND APPARATUS TO ALLOCATE AND RECYCLE TELEPHONE NUMBERS IN A CALL-TRACKING SYSTEM	US	11/014,073	12/15/2004	7,424,442	9/9/2008	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS TO ALLOCATE AND RECYCLE TELEPHONE NUMBERS IN A CALL-TRACKING SYSTEM	US	12/026,491	2/5/2008	8,200,534	6/12/2012	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS TO ALLOCATE AND RECYCLE TELEPHONE NUMBERS IN A CALL-TRACKING SYSTEM	US	13/494,817	6/12/2012	8,700,461	4/15/2014	ISSUED
YellowPages.com LLC	METHOD AND APPARATUS TO ALLOCATE AND RECYCLE TELEPHONE NUMBERS IN A CALL-TRACKING SYSTEM	US	14/221,558	3/21/2014	{2014-0207588}	{7/24/2014}	ALLOWED
YellowPages.com LLC	METHOD AND APPARATUS TO TRACK DEMAND PARTNERS IN A PAY-PER-CALL PERFORMANCE BASED ADVERTISING SYSTEM	US	11/021,939	12/23/2004	8,027,878	9/27/2011	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR GEOGRAPHIC AREA SELECTIONS IN PAY-PER-CALL ADVERTISEMENT	US	11/095,853	3/30/2005	8,121,898	2/21/2012	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR DELIVERY OF ADVICE TO MOBILE/WIRELESS DEVICES FOR DELIVERY OF ADVICE TO MOBILE/WIRELESS DEVICES	US	11/123,566	5/5/2005	8,538,768	9/17/2013	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR DELIVERY OF ADVICE TO MOBILE/WIRELESS DEVICES	US	13/973,912	8/22/2013	8,856,014	10/7/2014	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO ACCESS ADVERTISEMENTS THROUGH VOICE OVER INTERNET PROTOCOL (VOIP) APPLICATIONS	US	11/274,453	11/14/2005	8,761,154	6/24/2014	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD TO MERGE PAY-FOR-PERFORMANCE ADVERTISING MODELS	US	11/077,516	3/9/2005	9,202,219	12/1/2015	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD TO MERGE PAY-FOR-PERFORMANCE ADVERTISING MODELS	US	11/072,147	3/3/2005	7,979,308	7/12/2011	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	METHODS AND APPARATUSES FOR SORTING LISTS FOR PRESENTATION	US	13/179,121	7/8/2011	9,679,295	6/13/2017	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR SORTING LISTS FOR PRESENTATION	US	15/590,695	5/9/2017	10,037,551	7/31/2018	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO DETERMINE PRICES OF COMMUNICATION LEADS	US	11/536,630	9/26/2006	8,069,082	11/29/2011	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO MANAGE MULTIPLE ADVERTISEMENTS	US	11/556,668	11/3/2006	9,202,217	12/1/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR PRIORITIZING ADVERTISEMENTS FOR PRESENTATION	US	11/559,860	11/14/2006	9,208,497	12/8/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE A COMMUNICATION REFERENCE IN A REPRESENTATION OF A GEOGRAPHICAL REGION	US	11/558,859	11/10/2006	9,208,496	12/8/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR OFFLINE SELECTION OF PAY-PER-CALL ADVERTISERS	US	11/536,616	9/28/2006	9,203,974	12/1/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR ADVERTISEMENTS ON MOBILE DEVICES FOR COMMUNICATION CONNECTIONS	US	11/536,628	9/28/2006	{2007-0121846}	{5/31/2007}	PUBLISHED
YellowPages.com LLC	METHODS AND APPARATUSES TO TRACK KEYWORDS FOR ESTABLISHING COMMUNICATION LINKS	US	11/559,866	11/14/2006	9,208,498	12/8/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO SELECT COMMUNICATION TRACKING MECHANISMS	US	11/565,546	11/30/2006	9,087,336	7/21/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO SELECT COMMUNICATION TRACKING MECHANISMS	US	14/735,814	6/10/2015	9,305,304	4/5/2016	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR PAY FOR DEAL ADVERTISEMENTS	US	11/624,613	1/18/2007	8,140,389	3/20/2012	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR PROVIDING ADVERTISEMENT	US	13/421,785	3/15/2012	9,118,778	8/25/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR PAY FOR PERFORMANCE ADVERTISEMENTS	US	11/678,032	2/22/2007	{2007-0140451}	{6/21/2007}	ABANDONED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	METHODS AND APPARATUSES TO PROVIDE APPLICATION PROGRAMMING INTERFACE FOR RETRIEVING PAY PER CALL ADVERTISEMENTS	US	11/563,464	11/27/2006	9,202,220	12/1/2015	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CONNECT PEOPLE IN AN AUCTION ENVIRONMENT	US	11/467,145	8/24/2006	8,180,676	5/15/2012	ISSUED
YellowPages.com LLC	SYSTEM AND METHODS TO CONNECT PEOPLE IN A MARKETPLACE ENVIRONMENT	US	13/903,608	5/28/2013	9,639,863	5/2/2017	ISSUED
YellowPages.com LLC	SYSTEM AND METHODS TO CONNECT PEOPLE IN A MARKETPLACE ENVIRONMENT	US	13/472,249	5/15/2012	8,484,084	7/9/2013	ISSUED
YellowPages.com LLC	SYSTEM AND METHODS TO CONNECT PEOPLE IN A MARKETPLACE ENVIRONMENT	US	15/461,016	3/16/2017	10,102,550	10/16/2018	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR PAY FOR LEAD ADVERTISEMENTS	US	11/688,115	3/19/2007	8,140,392	3/20/2012	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO COLLECT INFORMATION JUST IN TIME FOR CONNECTING PEOPLE FOR REAL TIME COMMUNICATIONS	US	11/733,751	4/10/2007	8,837,698	9/16/2014	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO TRACK INFORMATION USING CALL SIGNALING MESSAGES	US	11/761,800	6/12/2007	9,143,619	9/22/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO TRACK INFORMATION VIA PASSING INFORMATION DURING TELEPHONIC CALL PROCESS	US	11/761,932	6/12/2007	9,094,486	7/28/2015	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO TRACK INFORMATION USING CALL SIGNALING MESSAGES	US	14/816,879	8/3/2015	9,553,851	1/24/2017	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES TO CONNECT PEOPLE FOR REAL TIME COMMUNICATIONS VIA VOICE OVER INTERNET PROTOCOL (VOIP)	US	11/752,267	5/22/2007	8,599,832	12/3/2013	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE VOICE CONNECTIONS VIA LOCAL TELEPHONE NUMBERS	US	11/778,878	7/17/2007	9,317,855	4/19/2016	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE VOICE CONNECTIONS VIA LOCAL TELEPHONE NUMBERS	US	15/069,347	3/14/2016	{2016-0196583}	{7/7/2016}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS TO SELECTIVELY PROVIDE TELEPHONIC CONNECTIONS	US	12/130,966	5/30/2008	8,681,952	3/25/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE INFORMATION AND SERVICES TO AUTHORIZED USERS	US	14/509,891	10/8/2014	{2015-0172214}	{6/18/2015}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE INFORMATION AND SERVICES TO AUTHORIZED USERS	US	12/195,334	8/20/2008	8,863,262	10/14/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO SELECTIVELY PROVIDE INFORMATION BASED ON USER INTEREST	US	12/205,459	9/5/2008	{2010-0063879}	{3/11/2010}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS FOR VOICE BASED SEARCH	US	12/211,365	9/16/2008	8,121,586	2/21/2012	ISSUED
Verve Wireless, Inc.	EVENT IDENTIFICATION IN SENSOR ANALYTICS	US	12/241,266	9/30/2008	8,620,624	12/31/2013	ISSUED
YellowPages.com LLC	METHOD AND SYSTEM FOR ACQUIRING HIGH QUALITY NON-EXPERT KNOWLEDGE FROM AN ON-DEMAND WORKFORCE	US	12/639,915	12/16/2009	8,700,418	4/15/2014	ISSUED
YellowPages.com LLC	TAGGED FAVORITES FROM SOCIAL NETWORK SITE FOR USE IN SEARCH REQUEST ON A SEPARATE SITE	US	12/702,131	2/8/2010	9,223,866	12/29/2015	ISSUED
YellowPages.com LLC	PROVIDING AN ANSWER TO A QUESTION FROM A SOCIAL NETWORK SITE USING A SEPARATE MESSAGING SITE	US	12/702,114	2/8/2010	8,412,770	4/2/2013	ISSUED
YellowPages.com LLC	PROVIDING AN ANSWER TO A QUESTION FROM A SOCIAL NETWORK SITE USING A SEPARATE MESSAGING SITE	US	13/781,589	2/28/2013	8,751,578	6/10/2014	ISSUED
YP LLC	PROVIDING AN ANSWER TO A QUESTION FROM A SOCIAL NETWORK SITE USING A SEPARATE MESSAGING SITE	US	14/292,626	5/30/2014	9,237,123	1/12/2016	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	METHOD AND SYSTEM FOR ASSIGNING A TASK TO BE PROCESSED BY A CROWDSOURCING PLATFORM	US	12/901,520	10/9/2010	8,794,971	8/5/2014	ISSUED
YellowPages.com LLC	SELECTING ADVERTISEMENTS FROM ONE OR MORE DATABASES FOR SENDING TO A PUBLISHER	US	15/648,658	7/13/2017	{2017-0330227}	{11/16/2017}	PUBLISHED
YellowPages.com LLC	SELECTING ADVERTISEMENTS FOR USERS VIA A TARGETING DATABASE	US	12/952,975	11/23/2010	{2012-0130813}	{5/24/2012}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS FOR SAVING ADVERTISEMENTS	US	14/088,188	11/22/2013	{2014-0081759}	{3/20/2014}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS FOR SAVING ADVERTISEMENTS	US	12/968,213	12/14/2010	8,630,895	1/14/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS FOR PROVIDING AUTOMATIC REMINDERS FOR SAVED ADVERTISEMENTS	US	12/968,214	12/14/2010	8,645,208	2/4/2014	ISSUED
YellowPages.com LLC	RANKING ADVERTISEMENTS SELECTED FROM ONE OR MORE DATABASES BY GEORELEVANCE	US	12/965,741	12/10/2010	{2012-0150627}	{6/14/2012}	PUBLISHED
YellowPages.com LLC	SELECTING AND RANKING ADVERTISEMENTS FROM ONE OR MORE DATABASES USING ADVERTISER BUDGET INFORMATION	US	12/965,773	12/10/2010	{2012-0150630}	{6/14/2012}	ABANDONED
YellowPages.com LLC	REAL TIME USER ACTIVITY-DRIVEN TARGETED ADVERTISING SYSTEM	US	12/968,231	12/14/2010	8,645,209	2/4/2014	ISSUED
YellowPages.com LLC	QUERY PARSER DERIVATION COMPUTING DEVICE AND METHOD FOR MAKING A QUERY PARSER FOR PARSING UNSTRUCTURED SEARCH QUERIES	US	13/194,887	7/29/2011	9,218,390	12/22/2015	ISSUED
YellowPages.com LLC	TELEPHONIC INFORMATION DISTRIBUTION SYSTEM AND METHOD	US	13/311,505	12/5/2011	8,634,523	1/21/2014	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS FOR LOCATION SENSITIVE ALERTS IN A MOBILE COMMUNICATION NETWORK	US	13/310,644	12/2/2011	8,644,848	2/4/2014	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YellowPages.com LLC	SYSTEM AND METHOD FOR COORDINATING MEETINGS BETWEEN USERS OF A MOBILE COMMUNICATION NETWORK	US	14/459,166	8/13/2014	9,872,134	1/16/2018	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR COORDINATING MEETINGS BETWEEN USERS OF A MOBILE COMMUNICATION NETWORK	US	13/310,657	12/2/2011	8,812,021	8/19/2014	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR COORDINATING MEETINGS BETWEEN USERS OF A MOBILE COMMUNICATION NETWORK	US	15/820,795	11/22/2017	{2018-0098189}	{4/5/2018}	ALLOWED
YellowPages.com LLC	TELEPHONY BASED REWARD SYSTEM	US	13/310,584	12/2/2011	9,367,855	6/14/2016	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR INSTANT DEALS IN A MOBILE COMMUNICATION NETWORK	US	13/310,492	12/2/2011	9,230,260	1/5/2016	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR HYPER LOCAL ADVERTISEMENTS IN A MOBILE COMMUNICATION NETWORK	US	13/311,509	12/5/2011	9,390,433	7/12/2016	ISSUED
Verve Wireless, Inc.	USER DESCRIPTION BASED ON LOCATION CONTEXT	US	13/488,608	6/5/2012	8,849,312	9/30/2014	ISSUED
Verve Wireless, Inc.	USER DESCRIPTION BASED ON A CONTEXT OF TRAVEL	US	13/563,784	8/1/2012	9,049,546	6/2/2015	ISSUED
Verve Wireless, Inc.	USER DESCRIPTION BASED ON A CONTEXT OF TRAVEL	US	14/716,805	5/19/2015	9,307,356	4/5/2016	ISSUED
YellowPages.com LLC	SYSTEM AND METHOD FOR BUILDING AND DELIVERING MOBILE WIDGETS	US	12/135,089	6/6/2008	8,595,186	11/26/2013	ISSUED
Verve Wireless, Inc.	METHOD FOR ANALYZING AND RANKING VENUES	US	13/668,602	11/5/2012	9,785,993	10/10/2017	ISSUED
Verve Wireless, Inc.	VENUE PREDICTION BASED ON RANKING	US	14/716,807	5/19/2015	9,652,548	5/16/2017	ISSUED
Verve Wireless, Inc.	VENUE PREDICTION BASED ON RANKING	US	13/751,738	1/28/2013	9,047,316	6/2/2015	ISSUED
YP LLC	SYSTEM AND METHOD FOR PRESENTING FUEL PRICES AND FUEL PROVIDERS	US	13/831,256	3/14/2013	{2014-0067540}	{3/6/2014}	PUBLISHED
YP LLC	GEO-AWARE SPELLCHECKING AND AUTO-SUGGEST SEARCH ENGINES	US	15/238,009	8/16/2016	10,049,166	8/14/2018	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YP LLC	GEO-AWARE SPELLCHECKING AND AUTO-SUGGEST SEARCH ENGINES	US	14/157,792	1/17/2014	9,443,036	9/13/2016	ISSUED
YP LLC	ADVERTISING TRACKING AND ALERT SYSTEMS	US	14/173,573	2/5/2014	{2014-0222551}	{8/7/2014}	ABANDONED
YP LLC	CENTRALIZED PUBLISHER MANAGEMENT	US	14/457,847	8/12/2014	9,697,543	7/4/2017	ISSUED
YP LLC	CENTRALIZED PUBLISHER MANAGEMENT	US	14/244,781	4/3/2014	8,812,647	8/19/2014	ISSUED
YP LLC	CENTRALIZED PUBLISHER MANAGEMENT	US	15/599,521	5/19/2017	{2017-0262901}	{9/14/2017}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS TO ESTABLISH COMMUNICATION CONNECTIONS VIA MOBILE APPLICATION	US	14/263,778	4/28/2014	9,386,164	7/5/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO CUSTOMIZE THE PRESENTATION OF PROMPTS TO ESTABLISH COMMUNICATION CONNECTIONS	US	14/263,731	4/28/2014	9,955,022	4/24/2018	ISSUED
YP LLC	ADVISING MANAGEMENT SYSTEM	US	14/271,336	5/6/2014	9,858,584	1/2/2018	ISSUED
YP LLC	ADVISING MANAGEMENT SYSTEM WITH SENSOR INPUT	US	15/821,251	11/22/2017	{2018-0096366}	{4/5/2018}	PUBLISHED
YP LLC	ACCREDITED ADVISOR MANAGEMENT SYSTEM	US	14/271,339	5/6/2014	9,799,043	10/24/2017	ISSUED
YP LLC	ACCREDITED ADVISOR MANAGEMENT SYSTEM	US	15/693,922	9/1/2017	{2018-0025367}	{1/25/2018}	PUBLISHED
YP LLC	SYSTEMS, METHODS AND MACHINE-READABLE MEDIA FOR FACILITATING PROVISIONING OF PLATFORMS	US	14/271,347	5/6/2014	9,412,116	8/9/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE MULTIPLE CONNECTIONS FOR ANONYMOUS COMMUNICATION IN A VIRTUAL ENVIRONMENT	US	14/263,891	4/28/2014	10,097,592	10/9/2018	ISSUED
YP LLC	SALES LEAD QUALIFICATION OF A CONSUMER BASED ON SALES LEAD RULES	US	13/965,123	8/12/2013	{2015-0046214}	{2/12/2015}	PUBLISHED
YP LLC	SYSTEMS AND METHODS FOR TRACKING CALLS RESPONSIVE TO ADVERTISEMENTS USING BACK CHANNEL MESSAGING AND DATA CHANNEL COMMUNICATIONS	US	14/448,897	7/31/2014	9,407,767	8/2/2016	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YP LLC	SYSTEMS AND METHODS FOR PERSONALIZED ORCHESTRATION OF BUSINESS INFORMATION	US	14/079,581	11/13/2013	{2015-0046259}	{2/12/2015}	PUBLISHED
YP LLC	ATTRIBUTE BASED COUPON PROVISIONING	US	14/468,120	8/25/2014	{2015-0058136}	{2/26/2015}	ABANDONED
YellowPages.com LLC	SYSTEMS AND METHODS TO CUSTOMIZE INTERACTIVE VOICE RESPONSE (IVR) PROMPTS BASED ON INFORMATION ABOUT A CALLER	US	14/263,807	4/28/2014	9,380,160	6/28/2016	ISSUED
YellowPages.com LLC	SYSTEMS AND METHODS TO PROVIDE CONNECTIONS TO USERS IN DIFFERENT GEOGRAPHIC REGIONS	US	14/263,867	4/28/2014	9,401,987	7/26/2016	ISSUED
YP LLC	SYSTEMS AND METHODS FOR TELEPHONE NUMBER PROVISIONING AND TELEPHONY MANAGEMENT	US	15/183,238	6/15/2016	9,577,980	2/21/2017	ISSUED
YP LLC	SYSTEMS AND METHODS FOR TELEPHONE NUMBER PROVISIONING AND TELEPHONY MANAGEMENT	US	14/495,781	9/24/2014	9,398,149	7/19/2016	ISSUED
YellowPages.com LLC	METHODS AND APPARATUSES FOR ADVERTISEMENT PRESENTATION	US	11/505,225	8/15/2006	9,208,495	12/8/2015	ISSUED
YP LLC	LOCATION-AWARE CALL PROCESSING	US	14/754,607	6/29/2015	9,247,470	1/26/2016	ISSUED
YP LLC	SYSTEMS AND METHODS FOR FACILITATING DISCOVERY AND MANAGEMENT OF BUSINESS INFORMATION	US	14/462,101	8/18/2014	{2016-0048900}	{2/18/2016}	PUBLISHED
YP LLC	DATA STORAGE SERVICE FOR PERSONALIZATION SYSTEM	US	14/681,999	4/8/2015	9,256,761	2/9/2016	ISSUED
YP LLC	SYSTEMS AND METHODS FOR LEAD ROUTING	US	14/458,080	8/12/2014	9,781,261	10/3/2017	ISSUED
YP LLC	SYSTEMS AND METHODS FOR LEAD ROUTING	US	15/666,043	8/1/2017	9,930,175	3/27/2018	ISSUED
YP LLC	DYNAMIC DETERMINATION OF SERVICE ALLOCATION AND FULFILLMENT	US	14/505,409	10/2/2014	{2016-0098731}	{4/7/2016}	PUBLISHED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
YP LLC	SYSTEMS AND METHODS FOR IMPLEMENTING A PERSONALIZED PROVIDER RECOMMENDATION ENGINE	US	14/918,340	10/20/2015	{2016-0112394}	{4/21/2016}	PUBLISHED
YP LLC	FUZZY AUTOSUGGESTION FOR QUERY PROCESSING SERVICES	US	14/805,320	7/21/2015	{2017-0024657}	{1/26/2017}	PUBLISHED
YellowPages.com LLC	SYSTEMS AND METHODS TO CUSTOMIZE THE PRESENTATION OF PROMPTS TO ESTABLISH COMMUNICATION CONNECTIONS	US	15/952,096	4/12/2018	{2018-0234552}	{8/16/2018}	PUBLISHED
Could not confirm – Application has yet to be published	SELECTING AND RANKING ADVERTISEMENTS FROM ONE OR MORE DATABASES USING ADVERTISER BUDGET INFORMATION	US	16/115,320	8/28/2018			PENDING Could not confirm – Application has yet to be published
Could not confirm – Application has yet to be published	METHOD AND SYSTEM FOR LEAD BUDGET ALLOCATION AND OPTIMIZATION ON A MULTI-CHANNEL MULTI-MEDIA CAMPAIGN MANAGEMENT AND PAYMENT PLATFORM	US	16/119,888	8/31/2018			PENDING Could not confirm – Application has yet to be published
Samsung Electronics Co. Ltd.	HYBRID BUFFER MANAGEMENT SCHEME FOR IMMUTABLE PAGES	US	15/591,013	5/9/2017	{2017-0242858}	{8/24/2017}	PUBLISHED
Verizon Directories Corporation	INFORMATION DISTRIBUTION SYSTEM	WO	PCT/US04/031415	9/24/2004	{WO/2005/031530}	{4/7/2005}	PUBLISHED
Ingenio, Inc.	METHODS AND APPARATUS FOR PAY-PER-CALL ADVERTISING AND BILLING	WO	PCT/US05/008379	3/10/2005	{WO/2005/086980}	{9/22/2005}	PUBLISHED
UTBK, Inc.	A METHOD AND APPARATUS TO DYNAMICALLY ALLOCATE AND RECYCLE TELEPHONE NUMBERS IN A CALL-TRACKING SYSTEM	WO	PCT/US05/010894	3/31/2005	{WO/2005/111887}	{11/24/2005}	PUBLISHED
UTBK, Inc.	SYSTEMS AND METHODS TO PROVIDE VOICE CONNECTIONS VIA LOCAL TELEPHONE NUMBERS	WO	PCT/US2008/067247	6/17/2008	{WO/2010/005420}	{1/14/2010}	PUBLISHED
Sense Networks, Inc.	EVENT IDENTIFICATION IN SENSOR ANALYTICS	WO	PCT/US09/058768	9/29/2009	{WO/2010/039700}	{4/8/2010}	PUBLISHED
Dex Media, Inc.	SYSTEM AND METHOD OF DYNAMICALLY GENERATING INDEX INFORMATION	US	09/456,793	12/8/1999	7,653,870	1/26/2010	ISSUED

Annex 3 to Guarantee and Collateral Agreement

Grantor	Title	Ctry	Serial #	Filed date	Patent # {Publ. No.}	Issue date {Publ. Date}	Status
Dex Media, Inc.	SYSTEM AND METHOD OF DYNAMICALLY GENERATING INDEX INFORMATION	US	12/641,942	12/18/2009	8402358	3/19/2013	ISSUED

Annex 3 to Guarantee and Collateral Agreement

U.S. FEDERAL TRADEMARK REGISTRATIONS

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
1	Dex Media, Inc.	ANYWHO	75/338,234	8/8/1997	2,298,647	12/7/1999
2	Dex Media, Inc.	BERRYLINK	78/901,512	6/6/2006	3,538,891	11/25/2008
3	Dex Media, Inc.	BERRYQUEST	74/724,307	8/28/1995	2,066,298	6/3/1997
4	Dex Media, Inc.	BERRYWEBSMART	78/923,295	7/6/2006	3,570,842	2/3/2009
5	Dex Media, Inc.	BIG THINKING TO POWER YOUR BUSINESS	87/059,310	6/3/2016	5,244,199	7/18/2017
6	Dex Media, Inc.	DISCOVER LOCAL	77/819,972	9/3/2009	4,440,438	11/26/2013
7	Dex Media, Inc.	LAS VERDADERAS PAGINAS AMARILLAS	75/374,652	10/16/1997	2,590,129	7/9/2002
8	Dex Media, Inc.	LEADS LEADER FOR LOCAL BUSINESS	85/849,004	2/13/2013	4,366,282	7/9/2013
9	Dex Media, Inc.	LOCAL BREAKTHROUGH SUMMIT	87/059,289	6/3/2016	5,239,596	7/11/2017
10	Dex Media, Inc.	LOCAL BREAKTHROUGH SUMMIT & Design	87/059,214	6/3/2016	5,239,594	7/11/2017
11	Dex Media, Inc.	MAKE EVERY DAY LOCAL	86/509,526	1/21/2015	4,956,928	5/10/2016
12	Dex Media, Inc.	MYBOOK	86/419,513	10/9/2014	4,720,380	4/14/2015
13	Dex Media, Inc.	MYBOOK & Bar Design	86/369,058	8/18/2014	4,719,665	4/14/2015
14	Dex Media, Inc.	PAY PER CALL	78/344,436	12/22/2003	2,950,722	5/10/2005
15	Dex Media, Inc.	PROJECT REDIRECTORY	74/150,485	3/25/1991	1,712,446	9/1/1992
16	Dex Media, Inc.	REALPAGES.COM	75/749,921	7/14/1999	3,240,152	5/8/2007
17	Dex Media, Inc.	THE ORIGINAL SEARCH ENGINE	75/916,347	2/11/2000	2,729,607	6/24/2003
18	Dex Media, Inc.	THE ORIGINAL SEARCH ENGINE	75/917,329	2/14/2000	2,727,536	6/17/2003
19	Dex Media, Inc.	THE ORIGINAL YELLOW PAGES	87/021,298	5/2/2016	5,337,307	11/14/2017
20	Dex Media, Inc.	THE REAL WHITE PAGES	74/634,262	2/14/1995	1,951,126	1/23/1996

Annex 3 to Guarantee and Collateral Agreement

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
21	Dex Media, Inc.	THE REAL WHITE PAGES (Stylized)	74/282,577	6/8/1992	1,806,033	11/23/1993
22	Dex Media, Inc.	THE REAL YELLOW PAGES	74/282,583	6/8/1992	1,781,368	7/13/1993
23	Dex Media, Inc.	THE REAL YELLOW PAGES	75/048,447	1/25/1996	2,088,738	8/19/1997
24	Dex Media, Inc.	THE REAL YELLOW PAGES (Stylized) (Horizontal)	75/390,767	11/17/1997	2,999,407	9/27/2005
25	Dex Media, Inc.	THE REAL YELLOW PAGES (Stylized) (Vertical)	75/115,624	6/7/1996	2,207,898	12/8/1998
26	Dex Media, Inc.	THE REAL YELLOW PAGES (Stylized) (Vertical)	73/520,226	2/1/1985	1,663,388	11/5/1991
27	Dex Media, Inc.	WE WROTE THE BOOK ON LOCAL SEARCH	76/653,401	1/10/2006	3,731,699	12/29/2009
28	Dex Media, Inc.	WE WROTE THE BOOK ON LOCAL SEARCH	76/978,978	1/10/2006	3,643,959	6/23/2009
29	Dex Media, Inc.	YELLOWPAGES.COM & Walking Fingers Design	76/979,011	11/23/2005	3,696,246	10/13/2009
30	Dex Media, Inc.	YELLOWPAGES.COM & Walking Fingers Design	76/651,432	11/23/2005	3,864,664	10/19/2010
31	Dex Media, Inc.	YP	87/021,279	5/2/2016	5,389,130	1/30/2018
32	Dex Media, Inc.	YP & Bar and Square Designs	86/453,209	11/13/2014	4,772,531	7/14/2015
33	Dex Media, Inc.	YP & Bar Design	86/013,763	7/18/2013	4,886,306	1/12/2016
34	Dex Media, Inc.	YP & Black Bar Design	86/437,978	10/29/2014	4,772,103	7/14/2015
35	Dex Media, Inc.	YP & Square Design (Curved Edges)	85/151,997	10/13/2010	4,400,504	9/10/2013
36	Dex Media, Inc.	YP & Square Design (Curved Edges)	85/152,106	10/13/2010	3,947,963	4/19/2011
37	Dex Media, Inc.	YP CAN DO THAT	86/369,060	8/18/2014	4,719,666	4/14/2015

Annex 3 to Guarantee and Collateral Agreement

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
38	Dex Media, Inc.	YP CAN DO THAT. & Bar and Square Designs (White on Black) (Horizontal)	86/369,063	8/18/2014	4,978,698	6/14/2016
39	Dex Media, Inc.	YP CAN DO THAT. & Bar and Square Designs (White on Black) (Vertical)	86/369,066	8/18/2014	4,771,740	7/14/2015
40	Dex Media, Inc.	YP CAN DO THAT. & Bar and Square Designs (White on Black) (Vertical)	86/369,070	8/18/2014	4,978,699	6/14/2016
41	Dex Media, Inc.	YP FOR MERCHANTS	85/795,808	12/5/2012	4,561,559	7/1/2014
42	Dex Media, Inc.	YP SEARCH MARKETPLACE & Bar Design	86/628,999	5/13/2015	4,925,786	3/29/2016
43	Dex Media, Inc.	YPCLICKS	86/628,972	5/13/2015	4,954,245	5/10/2016
44	Dex Media, Inc.	YPCLICKS & Bar Design	86/628,974	5/13/2015	4,954,246	5/10/2016
45	Dex Media, Inc.	YPCLICKS!	78/421,109	5/18/2004	3,010,926	11/1/2005
46	Dex Media, Inc.	YPCONNECT	86/635,108	5/19/2015	5,023,651	8/16/2016
47	Dex Media, Inc.	YPCONNECT & Bar Design	86/628,976	5/13/2015	4,925,783	3/29/2016
48	Dex Media, Inc.	YPDIRECT	86/628,965	5/13/2015	4,925,782	3/29/2016
49	Dex Media, Inc.	YPDIRECT & Bar Design	86/628,962	5/13/2015	5,110,573	12/27/2016
50	Dex Media, Inc.	YPDISPLAY	86/628,967	5/13/2015	4,935,291	4/12/2016
51	Dex Media, Inc.	YPDISPLAY & Bar Design	86/628,966	5/13/2015	5,023,620	8/16/2016
52	Dex Media, Inc.	YPLOCALADS	86/628,971	5/13/2015	4,981,047	6/21/2016
53	Dex Media, Inc.	YPLOCALADS & Bar Design	86/628,970	5/13/2015	5,237,552	7/4/2017
54	Dex Media, Inc.	YPMOBILE	77/300,196	10/10/2007	3,683,695	9/15/2009
55	Dex Media, Inc.	YPPRESENCE	86/628,985	5/13/2015	4,981,048	6/21/2016
56	Dex Media, Inc.	YPPRESENCE & Bar Design	86/628,982	5/13/2015	5,023,621	8/16/2016
57	Dex Media, Inc.	YPSEARCH	86/628,981	5/13/2015	4,925,784	3/29/2016
58	Dex Media, Inc.	YPSEARCH & Bar Design	86/628,980	5/13/2015	5,028,114	8/23/2016

Annex 3 to Guarantee and Collateral Agreement

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
59	Dex Media, Inc.	YPSEARCH MARKETPLACE	86/629,587	5/14/2015	4,925,794	3/29/2016
60	Dex Media, Inc.	YPVIDEO	86/628,993	5/13/2015	5,076,172	11/8/2016
61	Dex Media, Inc.	YPVIDEO & Bar Design	86/628,992	5/13/2015	5,196,147	5/2/2017
62	Dex Media, Inc.	YPWEBSITE	86/628,997	5/13/2015	4,925,785	3/29/2016
63	Dex Media, Inc.	YPWEBSITE & Bar Design	86/628,996	5/13/2015	5,028,115	8/23/2016
64	Dex Media, Inc.	HANDSELECTED	85/980,959	2/28/2013	4,519,287	4/22/2014
65	Dex Media, Inc.	HANDSELECTED & Design	85/980,958	2/28/2013	4,519,286	4/22/2014
66	Dex Media, Inc.	THE REAL YELLOW PAGES	87/198,042	10/10/2016	5,381,770	1/16/2018
67	Dex Media, Inc.	YPSOCIALADS	87/220,696	10/31/2016	5,214,119	5/30/2017
68	Dex Media, Inc.	MYDEX	87/331,672	2/10/2017	5,295,631	9/26/2017
69	Dex Media, Inc.	DEXPAGES	87/332,055	2/10/2017	5,295,672	9/26/2017
70	Dex Media, Inc.	THRYV	87/045,003	5/20/2016	5,541,514	8/14/2018
71	Dex Media, Inc.	DEXHUB	86/743,682	9/1/2015	4,959,661	5/17/2016
72	Dex Media, Inc.	FIXED VISIBILITY	86/387,896	9/8/2014	4,754,795	6/16/2015
73	Dex Media, Inc.	GET FOUND GET CHOSEN GET TALKED ABOUT	86/245,579	4/8/2014	4,744,947	5/26/2015
74	Dex Media, Inc.	GET TALKED ABOUT	86/245,576	4/8/2014	4,673,088	1/13/2015
75	Dex Media, Inc.	TARGETED MARKETING SOLUTIONS	86/183,727	2/4/2014	4,642,783	11/18/2014
76	Dex Media, Inc.	PERFORMANCE TRACKING PROGRAM	86/173,554	1/23/2014	4,586,292	8/12/2014
77	Dex Media, Inc.	DISPLAY BRAND AWARENESS	86/168,414	1/17/2014	4,697,091	3/3/2015
78	Dex Media, Inc.	BRAND BUNDLES	86/162,398	1/10/2014	4,668,907	1/6/2015
79	Dex Media, Inc.	DIGITAL PRESENCE MANAGEMENT	86/144,495	12/16/2013	4,573,904	7/22/2014
80	Dex Media, Inc.	SERVICE COMMAND	86/139,597	12/10/2013	4,638,436	11/11/2014
81	Dex Media, Inc.	START SMART	86/086,831	10/9/2013	4,573,752	7/22/2014

Annex 3 to Guarantee and Collateral Agreement

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
82	Dex Media, Inc.	SHE’S GOT WHEELS	86/029,032	8/5/2013	4,557,466	6/24/2014
83	Dex Media, Inc.	A WOMAN’S GUIDE TO CAR SHOPPING	86/029,042	8/5/2013	4,516,653	4/15/2014
84	Dex Media, Inc.	CLASSIFIED SOLUTION	85/967,757	6/24/2013	4,527,046	5/6/2014
85	Dex Media, Inc.	DEX MEDIA	85/962,848	6/18/2013	4,589,949	8/19/2014
86	Dex Media, Inc.	MERCHANT PLATFORM	85/892,965	4/2/2013	4,569,310	7/15/2014
87	Dex Media, Inc.	YOUR TRUSTED LOCAL MARKETING PARTNER	85/805,682	12/18/2012	4,423,114	10/22/2013
88	Dex Media, Inc.	DEALER COMMAND	85/794,248	12/4/2012	4,589,414	8/19/2014
89	Dex Media, Inc.	SALES COMMAND	85/794,266	12/4/2012	4,441,388	11/26/2013
90	Dex Media, Inc.	GET YOUR FINDABLE SCORE	85/574,662	3/20/2012	4,311,891	4/2/2013
91	Dex Media, Inc.	HOW FINDABLE ARE YOU?	85/574,619	3/20/2012	4,311,889	4/2/2013
92	Dex Media, Inc.	LOCALSEARCH.COM	85/489,196	12/7/2011	4,883,751	1/12/2016
93	Dex Media, Inc.	SHOPTALK & Design	85/463,750	11/3/2011	4,167,579	7/3/2012
94	Dex Media, Inc.	DEX DIGITAL	85/463,931	11/3/2011	4,329,037	4/30/2013
95	Dex Media, Inc.	MARKET COMMAND	85/306,978	4/28/2011	4,664,044	12/30/2014
96	Dex Media, Inc.	CLASSIFIEDCOMMAND	85/282,166	3/31/2011	4,258,376	12/11/2012
97	Dex Media, Inc.	SUPER Stylized	85/250,723	2/24/2011	4,055,504	11/15/2011
98	Dex Media, Inc.	SUPERPAGES.COM & Design	85/134,301	9/21/2010	3,965,630	5/24/2011
100	Dex Media, Inc.	LOCALSEARCH.COM	77/904,408	1/4/2010	4,322,306	4/16/2013
101	Dex Media, Inc.	DEX ONE	77/900,534	12/23/2009	3,909,181	1/18/2011
102	Dex Media, Inc.	SUPERPAGES.COM & Design	77/887,349	12/7/2009	3,998,954	7/19/2011
103	Dex Media, Inc.	SUPERPAGESMOBILE & Design	77/887,373	12/7/2009	3,968,435	5/31/2011
104	Dex Media, Inc.	SUPERYELLOWPAGES.COM & Design	77/887,384	12/7/2009	4,084,426	1/10/2012
105	Dex Media, Inc.	COMPLETE CONFIDENCE	77/760,792	6/16/2009	3,776,222	4/13/2010

Annex 3 to Guarantee and Collateral Agreement

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
106	Dex Media, Inc.	DEX KNOWS	77/693,831	3/18/2009	3,868,190	10/26/2010
107	Dex Media, Inc.	DEX	77/693,837	3/18/2009	3,868,191	10/26/2010
108	Dex Media, Inc.	DEXKNOWS (Stylized)	77/686,314	3/9/2009	3,877,571	11/16/2010
109	Dex Media, Inc.	IDENTITY BUNDLES	77/679,731	2/27/2009	3,732,674	12/29/2009
110	Dex Media, Inc.	dex (Stylized lowercase)	77/666,228	2/9/2009	3,880,622	11/23/2010
111	Dex Media, Inc.	SUPERMEDIA	77/622,798	11/26/2008	3,854,401	9/28/2010
112	Dex Media, Inc.	Bars and Circle Design (b&w)	77/469,200	5/8/2008	3,640,915	6/16/2009
113	Dex Media, Inc.	Bars and Circle Design (Color)	77/469,218	5/8/2008	3,640,916	6/16/2009
114	Dex Media, Inc.	DEX	77/405,266	2/25/2008	3,560,019	1/13/2009
115	Dex Media, Inc.	DEX (Stylized)	77/404,912	2/25/2008	3,560,017	1/13/2009
116	Dex Media, Inc.	DEX (Stylized)	77/323,487	11/7/2007	3,466,560	7/15/2008
117	Dex Media, Inc.	POWERED BY DEX	77/975,699	5/11/2007	3,490,066	8/19/2008
118	Dex Media, Inc.	DEXKNOWS.COM	77/123,007	3/6/2007	3,531,694	11/11/2008
119	Dex Media, Inc.	DEX KNOWS	77/123,002	3/6/2007	3,540,936	12/2/2008
120	Dex Media, Inc.	SUPERPAGESMOBILE	77/036,267	11/3/2006	3,395,429	3/11/2008
121	Dex Media, Inc.	IDEARC MEDIA & Design	78/973,305	9/13/2006	3,773,664	4/6/2010
122	Dex Media, Inc.	DEX	78/898,838	6/2/2006	3,268,025	7/24/2007
123	Dex Media, Inc.	DEX	78/365,550	2/10/2004	3,048,735	1/24/2006
124	Dex Media, Inc.	DEX KNOWS	78/365,585	2/10/2004	3,023,021	12/6/2005
125	Dex Media, Inc.	SUPERPAGES	78/195,699	12/18/2002	3,086,056	4/25/2006
126	Dex Media, Inc.	DEX	76/292,825	7/31/2001	2,561,784	4/16/2002
127	Dex Media, Inc.	Pointing Finger Design	75/931,123	2/29/2000	2,429,906	2/20/2001
128	Dex Media, Inc.	SUPERPAGES.COM	75/675,737	4/5/1999	2,765,993	9/23/2003
129	Dex Media, Inc.	RHDONNELLEY & Design	75/511,597	7/1/1998	2,299,646	12/14/1999
130	Dex Media, Inc.	SUPERBUNDLES	75/444,840	3/5/1998	2,322,327	2/22/2000
131	Dex Media, Inc.	BIGYELLOW & Design	75/975,640	10/6/1995	2,120,111	12/9/1997
132	Dex Media, Inc.	BIGYELLOW	75/975,642	10/5/1995	2,120,112	12/9/1997

Annex 3 to Guarantee and Collateral Agreement

No.	Grantor	Trademark	App. Number	Filing Date	Reg. Number	Reg. Date
133	Dex Media, Inc.	SUPERPAGES	74/619,736	1/10/1995	2,022,484	12/10/1996
136	Dex Media, Inc.	THE EVERYTHING PAGES	73/671,994	7/13/1987	1,476,843	2/16/1988
137	Dex Media, Inc.	YP FOR BUSINESS	86/592,140	4/9/2015	5,623,000	12/4/2018
138	Dex Media, Inc.	SUPERPAGES & Design	85/261,909	3/9/2011	4,009,701	8/9/2011
139	Dex Media, Inc.	SUPERPAGES	85/239,773	2/11/2011	4,009,679	8/9/2011
140	Dex Media, Inc.	DIRECTORYSTORE	77/239,741	7/26/2007	3,487,401	8/19/2008

Annex 3 to Guarantee and Collateral Agreement

U.S. TRADEMARK APPLICATIONS

No.	Grantor	Trademark	Status	App. Number	Filing Date
1	DEX MEDIA, INC.	THE REAL YELLOW PAGES (Stylized)	Allowed	87/198,044	10/10/2016
2	DEX MEDIA, INC.	THE REAL WHITE PAGES (Stylized)	Allowed	87/201,150	10/12/2016
3	DEX MEDIA, INC.	THE REAL WHITE PAGES	Allowed	87/201,155	10/12/2016
4	DEX MEDIA, INC.	YP THE WHY BEFORE THE BUY & Design	Allowed	87/245,496	11/22/2016
5	DEX MEDIA, INC.	THRYV	Allowed	87/530,983	7/17/2017
6	DEX MEDIA, INC.	THRYV & Design (Color)	Allowed	87/535,494	7/20/2017
7	DEX MEDIA, INC.	THRYV & Design (b&w)	Allowed	87/536,651	7/20/2017
8	DEX MEDIA, INC.	THRYV YOUR BUSINESS. SMARTER. & Design (b&w)	Allowed	87/536,741	7/20/2017
9	DEX MEDIA, INC.	THRYV YOUR BUSINESS. SMARTER. & Design (Color)	Allowed	87/536,450	7/20/2017
10	DEX MEDIA, INC.	DEXYP	Allowed	87/546,380	7/27/2017
11	DEX MEDIA, INC.	DEX YP (Stylized)	Allowed	87/546,585	7/28/2017
12	DEX MEDIA, INC.	ENLIGHTEN ME	Allowed	86/374,622	8/22/2014
13	DEX MEDIA, INC.	THRYV LEADS	Pending	87/766,888	1/23/2018
14	DEX MEDIA, INC.	LOCAL BUSINESS AUTOMATION	Pending	87/468,295	5/30/2017
15	DEX MEDIA, INC.	GET CHOSEN	Suspended	86/245,567	4/8/2014
16	DEX MEDIA, INC.	ALL THINGS LOCAL	Allowed	87/296,976	1/11/2017
17	DEX MEDIA, INC.	DEX AUTOMOTIVE	Pending	87/922,098	5/15/2018
18	DEX MEDIA, INC.	THRYV Character (Stylized & Design)	Published	88/025,155	7/3/2018

Annex 3 to Guarantee and Collateral Agreement

U.S. STATE TRADEMARK REGISTRATIONS

Grantor	Trademark	State	Registration No.	Registration Date
Dex Media, Inc. Dex One Service, Inc.	DEX	Arizona	408851	7/20/2007
Dex Media, Inc.	DEXYP	Arizona	9023577	7/11/2017
Dex Media East, Inc.	DEX MEDIA	Nebraska	10192899	5/22/2014
Dex One Service, Inc.	DEX ONE	Nebraska	10133683	3/26/2010
Dex One Service, Inc.	DEX	Nebraska	10133681	3/26/2010
Dex Media, Inc.	DEX	Nebraska	10133099	3/12/2010
Dex Media, Inc.	DEX ONE	Nebraska	10133100	3/12/2010
Dex Media, Inc.	DEX	Nebraska	10101342	8/14/2007
Dex Media, Inc.	DEXYP	North Dakota	43549100	7/18/2017
Dex One Service, Inc.	DEX	North Dakota	26919500	5/18/2015
Dex One Service, Inc.	DEX ONE	North Dakota	26919600	5/18/2015
Dex Media East, Inc.	DEX MEDIA	North Dakota	36634400	5/23/2014
Dex Media, Inc.	DEXYP	Ohio	4049925	7/10/2017
Dex One Service, Inc.	DEX	Ohio	1923546	3/22/2010
Dex One Service, Inc.	DEX ONE	Ohio	1923547	3/22/2010
Dex One Service, Inc.	DEX OF WY	Wyoming	2010-00582856	4/8/2010
Mark W. Hianik DBA Dex One Service, Inc.	DEX ONE OF WY	Wyoming	2010-00582858	4/8/2010
Dex Media Inc.	DEX OF WYOMING	Wyoming	2010-00580659	2/19/2010
Dex Media Inc.	DEX ONE OF WYOMING	Wyoming	2010-00580669	2/19/2010

Annex 3 to Guarantee and Collateral Agreement

ANNEX 4

LIST OF DEPOSIT ACCOUNTS, AND SECURITIES ACCOUNTS AND COMMODITY
ACCOUNTS

Entity	Bank	Acct Number	Account Name	Authorized Signors
Dex Media, Inc	JP Morgan Chase	xxxxx9218	Benefits Funding - LTD Cigna	Paul Rouse & Nicholas Haughey
Dex Media, Inc	JP Morgan Chase	xxxxx3857	Benefits Funding - Medical Cigna	Paul Rouse & Nicholas Haughey
Dex Media, Inc	JP Morgan Chase	xxxxx8609	Benefits Funding YP LLC (Cigna Dental)	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6940	Master Operating Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6716	Treasury Depository Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6724	Local Debit Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx0753	AP Disbursement	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx0761	Payroll Disbursement	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6957	Local Depository Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6965	National Depository Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6708	Electronic Depository Acct	Paul Rouse & Nicholas Haughey

Annex 4 to Guarantee and Collateral Agreement

Dex Media, Inc	Wells Fargo	xxxxxx6732	Merchant Cash collateral	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx7994	YP Master Operating Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx1794	PM Master Operating Acct	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx7071	YP LLC/Zuora Receipts	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx9373	YP LLC/Transcentra Receipts	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx5110	YP LLC/National Print/Digital	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6074	YP LLC/Yellowpages.com LLC	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx1424	YP LLC/CSS National Print	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx1432	YP LLC/CSS Local Pre-Pay and OCA	Paul Rouse & Nicholas Haughey
Dex Media, Inc	Wells Fargo	xxxxxx6107	YP LLC/FMS	Paul Rouse & Nicholas Haughey

Annex 4 to Guarantee and Collateral Agreement

ANNEX 5

LIST OF COMMERCIAL TORT CLAIMS

None.

Annex 5 to Guarantee and Collateral Agreement

ANNEX 6

LIST OF LETTER-OF-CREDIT RIGHTS

Loan Number	Loan Name	Loan Type	Loan Balance	Loan Balance Currency	Created Date	Expired Date	Last Activity Date	Beneficiary	Letter of Credit ID	Letter of Credit Balance	Letter of Credit Balance Currency
DMA21	DMA21 / YP LLC-SBLC	STANDBY	6,395,956.00	USD	06/30/2017	11/14/2019	11/14/2018	AT & T Services	18118567-00-000	1,500,000.00	USD
DMA21	DMA21 / YP LLC-SBLC	STANDBY	6,395,956.00	USD	06/30/2017	08/13/2019	06/25/2018	Liberty Mutual Insurance Company	18118050-00-000	420,956.00	USD
DMA21	DMA21 / YP LLC-SBLC	STANDBY	6,395,956.00	USD	06/30/2017	05/18/2019	04/09/2018	Zurich American Insurance Company	18119913-00-000	3,575,000.00	USD
DMA21	DMA21 / YP LLC-SBLC	STANDBY	6,395,956.00	USD	06/30/2017	03/27/2019	01/29/2018	WBCMT-2006- C27 Brand Boulevard Limited Partnership	18123445-00-000	900,000.00	USD
DMA20	DMA20 / DEX MEDIA, INC-SBLC	STANDBY	7,779,700.00	USD	12/15/2016	10/29/2019	12/19/2018	NATIONAL UNION FIRE INSURANCE CO.	IS0461028UA	3,844,124.00	USD
DMA20	DMA20 / DEX MEDIA, INC-SBLC	STANDBY	7,779,700.00	USD	06/30/2017	12/12/2019	12/13/2018	Lucien Point, L.P.	03OD05917	50,000.00	USD
DMA20	DMA20 / DEX MEDIA, INC-SBLC	STANDBY	7,779,700.00	USD	12/15/2016	10/29/2019	10/30/2018	ZURICH AMERICAN INSURANCE COMPANY	IS0461346UA	157,000.00	USD
DMA20	DMA20 / DEX MEDIA, INC-SBLC	STANDBY	7,779,700.00	USD	12/15/2016	10/29/2019	10/30/2018	ORCHARD & GREENWOOD LLC	IS0461026UA	249,120.00	USD
DMA20	DMA20 / DEX MEDIA, INC-SBLC	STANDBY	7,779,700.00	USD	08/27/2018	08/27/2019	08/29/2018	COLONIAL SURETY COMPANY	IS000052872U	1,435,684.00	USD

Annex 6 to Guarantee and Collateral Agreement

EXHIBIT A

[FORM OF CONFIRMATORY GRANT OF SECURITY INTEREST IN UNITED STATES INTELLECTUAL PROPERTY]

THIS CONFIRMATORY GRANT OF SECURITY INTEREST IN UNITED STATES INTELLECTUAL PROPERTY (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Confirmatory Grant”) is made effective as of [____________], 20[__] by and from [NAME OF GRANTOR(S)]1 ([the] “Grantor”][each individually a “Grantor” and collectively, the “Grantors”]), to and in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (as defined in the Credit Agreement referenced below) (in such capacity, “Grantee”).

WHEREAS, DEX MEDIA HOLDINGS, INC., a Delaware corporation (“Holdings”) and DEX MEDIA, INC., a Delaware corporation (the “Borrower”), Grantee and the Lenders, among others, have entered into that certain [Second] Amended and Restated Credit Agreement, dated as of December [__], 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, Holdings, the Borrower, [the][each]Grantor, certain other Subsidiaries of Holdings and Grantee have entered into that certain [Second] Amended and Restated Guarantee and Collateral Agreement, dated as of December [__], 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”).

[WHEREAS, [the][each] Grantor owns the copyrights listed on Exhibit A attached hereto (the “Copyrights”), which Copyrights are pending or registered with the United States Copyright Office (the “USCO”).

WHEREAS, [the][each] Grantor owns the trademarks listed on Exhibit B attached hereto (the “Trademarks”), which Trademarks are pending or registered with the United States Patent and Trademark Office (the “USPTO”).

WHEREAS, [the][each] Grantor own the patents listed on Exhibit C attached hereto (the “Patents”, and together with the Copyrights and Trademarks, the “Intellectual Property”), which Patents are pending or registered with the USPTO.

WHEREAS, this Confirmatory Grant has been granted in conjunction with the security interest granted under the Guarantee and Collateral Agreement to Grantee for the benefit of the Lenders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1)       Definitions. All capitalized terms not defined herein shall have the respective meaning given to them in the Credit Agreement.

2)       The Security Interest.

1 To be populated with the names of only those subsidiary guarantors that own IP.

2

(a)       In order to secure the payment and performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), [the][each] Grantor hereby grants to Grantee for the benefit of the Lenders:

i.       [With respect to the Copyrights, security interest in (1) all of [the][such] Grantor[‘s][s’] right, title and interest in and to the Copyrights now owned or from time to time after the date hereof owned or acquired by [the][such] Grantor, together with (2) all proceeds of such Copyrights and (3) all causes of action arising prior to or after the date hereof for infringement of such Copyrights or unfair competition regarding the same;

ii.       With respect to the Trademarks, security interest in (1) all of [the][such] Grantor[‘s][s’] right, title and interest in and to the Trademarks now owned or from time to time after the date hereof owned or acquired by [the][such] Grantor, together with (2) all proceeds of such Trademarks, (3) the goodwill associated with such Trademarks and (4) all causes of action arising prior to or after the date hereof for infringement of such Trademarks or unfair competition regarding the same; and

iii.       With respect to the Patents, security interest in (1) all of [the][such] Grantor[‘s][s’] right, title and interest in and to the Patents now owned or from time to time after the date hereof owned or acquired by [the][such] Grantor, together with (2) all proceeds of such Patents and (3) all causes of action arising prior to or after the date hereof for infringement of such Patents or unfair competition regarding the same;

(b)       This Confirmatory Grant is made by [the][each] Grantor to Grantee on behalf of the Lenders to secure the satisfactory performance and payment when due of all the Secured Obligations. Upon payment in full of such Secured Obligations, other than contingent indemnification obligations for which no claim has been made, Grantee shall promptly execute, acknowledge and deliver to the Grantor[s], all reasonably requested instruments in writing releasing the security interest in the Intellectual Property acquired under this Confirmatory Grant.

3)      Interpretation. This Confirmatory Grant and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Confirmatory Grant shall be governed by, and construed in accordance with, the law of the State of New York. The rights and remedies of Grantee with respect to the security interest granted herein are without prejudice to and are in addition to those set forth in the Guarantee and Collateral Agreement and the other Loan Documents, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Confirmatory Grant are deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall govern.

4)       Recordation. The parties authorize the [directors of][Commissioner of] the [United States Copyright Office][and][the United States Patent and Trademark Office] to record this Confirmatory Grant.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have executed this Confirmatory Grant effective as of the date first written above.

DEX MEDIA HOLDINGS, INC., as a Grantor

By:
Name:
Title:

DEX MEDIA, INC., as a Grantor

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Grantee

By:
Name:
Title:

EXHIBIT B

[FORM OF GUARANTEE ASSUMPTION AGREEMENT]

GUARANTEE ASSUMPTION AGREEMENT, dated as of [_______] [__], [____], by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR[S]], a [_______] ([the][each, an] “Additional Subsidiary Guarantor”), in favor of Wilmington Trust, National Association, as administrative agent for the parties defined as “Lenders” under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Dex Media Holdings, Inc., a Delaware corporation (“Holdings”) and Dex Media, Inc., a Delaware corporation (the “Borrower”) are parties to a [Second] Amended and Restated Credit Agreement, dated as of December [__], 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned to such terms in the Credit Agreement). In connection with the Credit Agreement, Holdings, the Borrower and the Subsidiary Guarantors and the Administrative Agent are parties to a [Second] Amended and Restated Guarantee and Collateral Agreement, dated as of December [__], 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”).

Pursuant to Section 7.12 of the Guarantee and Collateral Agreement, [the][each] Additional Subsidiary Guarantor hereby agrees to become a “Guarantor” for all purposes of the Credit Agreement and Guarantee and Collateral Agreement (and hereby supplements each of the Annexes to the Guarantee and Collateral Agreement in the manner specified in Appendix A hereto). Without limiting the foregoing, [the][each] Additional Subsidiary Guarantor hereby:

(a)       jointly and severally with the other Subsidiary Guarantors, guarantees to each Secured Party and their respective successors and permitted assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 2.01 of the Guarantee and Collateral Agreement) in the same manner and to the same extent as is provided in Section 2 of the Guarantee and Collateral Agreement;

(b)       as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration, by liquidation or otherwise) of the Secured Obligations, pledges and grants to the Administrative Agent for the benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under the Collateral (excluding, for the avoidance of doubt, any Excluded Property), in each case, whether tangible or intangible, wherever located, and whether now owned by it or hereafter acquired and whether now existing or hereafter coming into existence, in the same manner and to the same extent as is provided in Section 4 of the Guarantee and Collateral Agreement; and

(c)       makes the representations and warranties set forth in Article III of the Credit Agreement and in Section 3 of the Guarantee and Collateral Agreement with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement.

[The][Each] Additional Subsidiary Guarantor hereby instructs its counsel to deliver any opinions to the Secured Parties as and to the extent required under the Loan Documents to be delivered in connection with the execution and delivery hereof.

This Guarantee Assumption Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Guarantee Assumption Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, [the][each] Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]

By
Title:

Accepted and agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By

Title:

 Appendix A

SUPPLEMENT[S] TO ANNEX[ES] TO GUARANTEE AND COLLATERAL AGREEMENT

Supplement to Annex 1:

[to be completed]

[Supplement to Annex 2:

[to be completed]

Supplement to Annex 3:

[to be completed]

Supplement to Annex 4:

[to be completed]

Supplement to Annex 5:

[to be completed]

Supplement to Annex 6:

[to be completed]

Supplement to Annex 7:

[to be completed]